SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

Pre-Effective Amendment No.                                            [ ]
                               -----

Post-Effective Amendment No.    27     (File No. 33-30770)             [X]
                              ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)      [X]

Amendment No.   31       (File No. 811-5897)
              ------


AXP MARKET ADVANTAGE SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810,
Minneapolis, MN 55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on April 1, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                AXP(R) Blue Chip
                                                                       Advantage
                                                                            Fund

                                                                      PROSPECTUS
                                                                   APRIL 1, 2002

American
  Express
 Funds

(icon of) magnifying glass

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market.

Please note that this Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                              3p

Goal                                                  3p

Principal Investment Strategies                       3p

Principal Risks                                       4p

Past Performance                                      5p

Fees and Expenses                                     7p


Investment Manager                                    8p

Other Securities and
   Investment Strategies                              9p


Buying and Selling Shares                             9p

Valuing Fund Shares                                   9p

Investment Options                                    9p

Purchasing Shares                                    11p


Transactions Through American Express
   Brokerage or Third Parties                        13p


Sales Charges                                        13p

Exchanging/Selling Shares                            16p


Distributions and Taxes                              19p


Financial Highlights                                 20p

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2p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

The Fund

GOAL
AXP Blue Chip Advantage Fund (the Fund) seeks to provide shareholders with a long-term total return exceeding that of the U.S. stock market. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Index. The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500 Index, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. Selecting blue chip stocks is the primary decision in building the investment portfolio.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o  Identifying companies with:


   -- attractive valuations,

   -- financial strength,
   -- strong, sustainable earnings growth, and

   -- improving growth dynamics.

o  Buying a diversified portfolio of securities.

o Buying equity securities not included in the S&P 500 Index if those securities meet the standards described above.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


o  The security is overvalued relative to alternative investments.
o  Political, economic, or other events could affect the company's performance.
o Potential losses can be minimized (i.e., in a market down-turn).
o  A more attractive opportunity exists.
o The company or the security continues to meet the other standards described above.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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3p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

  Market Risk
  Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk
The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may under-perform the market index.

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4p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.


Class A Performance (based on calendar years)
(bar chart)

+6.94% +12.15% +1.27% +36.57% +21.43% +26.18% +22.91%  +20.42%  -11.52%  -17.03%
 1992    1993   1994    1995    1996    1997    1998     1999     2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +20.14% (quarter ending December 1998) and the lowest return for a calendar quarter was -16.58% (quarter ending September 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of Dec. 31, 2001 was -17.03%.



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5p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)
                                                                       Since          Since
                                        1 year  5 years 10 years   inception (B&Y)  inception (C)
Blue Chip Advantage:
  Class A
   Return before taxes                  -21.79%   +5.26%  +10.04%         N/A          N/A
   Return after taxes on distributions  -21.98%   +3.00%   +7.36%         N/A          N/A
   Return after taxes on distributions
   and sale of fund shares              -13.24%   +3.61%   +7.17%         N/A          N/A
  Class B
   Return before taxes                  -20.96%   +5.56%    N/A        +10.84%(a)      N/A
  Class C
   Return before taxes                  -17.67%     N/A     N/A           N/A       -18.07%(c)
  Class Y
   Return before taxes                  -16.98%   +6.64%    N/A        +11.82%(a)      N/A
S&P 500 Index                           -11.87%  +10.70%  +12.94%      +14.96%(b)   -13.50%(d)
Lipper Large-Cap Core Funds Index       -12.83%   +9.59%  +11.47%      +13.23%(b)   -14.37%(d)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.

Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.




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6p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.


The Lipper Large-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                         Class A    Class B  Class C Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)    none     none    none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)   none          5%      1%(c)  none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:             Class A    Class B  Class C Class Y

Management fees(d)                                        0.40%      0.40%    0.40%   0.40%
Distribution (12b-1) fees                                 0.25%      1.00%    1.00%   0.00%
Other expenses(e)                                         0.24%      0.25%    0.27%   0.32%
Total                                                     0.89%      1.65%    1.67%   0.72%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Includes the impact of a performance adjustment fee that decreased the management fee by 0.04% for the most recent fiscal year.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


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7p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                       1 year    3 years   5 years  10 years

Class A(a)              $661       $843     $1,040    $1,612
Class B(b)              $568       $821     $  998    $1,756(d)
Class B(c)              $168       $521     $  898    $1,756(d)
Class C                 $170       $527     $  908    $1,981
Class Y                 $ 74       $230     $  401    $  898


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
James M. Johnson Jr., portfolio manager, joined AEFC in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management in 1996. He is portfolio manager of Total Return Portfolio and AXP Variable Portfolio - Blue Chip Advantage Fund. He also serves as co-portfolio manager of AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.40% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.


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8p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as money market securities and derivatives (such as futures, options and forward contracts).

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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9p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B        Class C         Class Y
--------------- ---------------- -------------- --------------- ----------------
Availability    Available to     Available to   Available to    Limited to
                all investors.   all            all investors.  qualifying
                                 investors.                     institutional
                                                                investors.
--------------- ---------------- -------------- --------------- ----------------
Initial Sales   Yes. Payable     No. Entire     No. Entire      No. Entire
Charge          at time of       purchase       purchase        purchase price
                purchase.        price is       price is        is invested in
                Lower sales      invested in    invested in     shares of the
                charge for       shares of      shares of the   Fund.
                larger           the Fund.      Fund.
                investments.
--------------- ---------------- -------------- --------------- ----------------

Deferred Sales  On purchases     Maximum 5%     1% CDSC         None.
Charge          over $500,000,   CDSC during    applies if
                1% CDSC          the first      you sell your
                applies if you   year           shares less
                sell your        decreasing     than one year
                shares less      to 0% after    after
                than one year    six years.     purchase.
                after purchase.

--------------- ---------------- -------------- --------------- ----------------
Distribution    Yes.* 0.25%      Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- -------------- --------------- ----------------
Conversion to   N/A              Yes,           No.             No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
--------------- ---------------- -------------- --------------- ----------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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10p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).


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11p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:
Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be return(e)d promptly.

Minimum amounts
Each wire investment:      $1,000

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12p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                   Sales charge as percentage of:
Total market value         Public offering price*    Net amount invested

Up to $49,999                       5.75%                   6.10%
$50,000-$99,999                     4.75                    4.99
$100,000-$249,999                   3.75                    3.90
$250,000-$499,999                   2.50                    2.56
$500,000-$999,999                   2.00**                  2.04**
$1,000,000 or more                  0.00                    0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

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13p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide
      Life Insurance Company or Nationwide Life and Annuity
      Insurance Company,

--------------------------------------------------------------------------------
14p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

   -- within the University of Massachusetts After-Tax Savings
      Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative
For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:     The CDSC percentage rate is:
First year                                      5%
Second year                                     4%
Third year                                      4%
Fourth year                                     3%
Fifth year                                      2%
Sixth year                                      1%
Seventh year                                    0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.


Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

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15p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase order, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


--------------------------------------------------------------------------------
16p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o  for sales, indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

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17p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.
o The express mail delivery charges you pay will vary depending on the courier you select.


2 By electronic funds transfer (EFT or ACH):

o  Minimum redemption: $100.
o  Funds are deposited electronically into your bank account.
o  No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o  Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:


o  Minimum redemption: $1,000.
o  Funds are wired electronically into your bank account.
o  Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.


4 By scheduled payout plan:

o  Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.



--------------------------------------------------------------------------------
18p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Distributions and Taxes
As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
19p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Financial Highlights

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.92   $11.80   $11.88   $ 9.49  $ 8.97
Income from investment operations:
Net investment income (loss)                         .03      .05      .03      .06     .10
Net gains (losses) (both realized and unrealized)  (1.95)    (.76)    1.11     2.55    1.67
Total from investment operations                   (1.92)    (.71)    1.14     2.61    1.77
Less distributions:
Dividends from net investment income                (.04)    (.04)    (.03)    (.06)   (.10)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
Total distributions                                 (.06)   (1.17)   (1.22)    (.22)  (1.25)
Net asset value, end of period                    $ 7.94   $ 9.92   $11.80   $11.88  $ 9.49

Ratios/supplemental data
Net assets, end of period (in millions)           $1,533   $2,247   $2,455   $1,863  $1,202
Ratio of expenses to average daily net assets(c)    .89%     .85%     .83%     .73%    .78%
Ratio of net investment income (loss)
   to average daily net assets                      .54%     .50%     .40%     .69%   1.03%
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
Total return(e)                                  (19.38%)  (5.34%)   9.30%   27.71%  20.22%

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.72   $11.63   $11.79   $ 9.43  $ 8.92
Income from investment operations:
Net investment income (loss)                          --       --       --      --      .03
Net gains (losses) (both realized and unrealized)  (1.94)    (.78)    1.03     2.52    1.66
Total from investment operations                   (1.94)    (.78)    1.03     2.52    1.69
Less distributions:
Dividends from net investment income                  --       --       --      --     (.03)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
Total distributions                                 (.02)   (1.13)   (1.19)    (.16)  (1.18)
Net asset value, end of period                    $ 7.76   $ 9.72   $11.63   $11.79  $ 9.43

Ratios/supplemental data
Net assets, end of period (in millions)           $1,047   $1,530   $1,588   $1,109    $645
Ratio of expenses to average daily net assets(c)   1.65%    1.60%    1.59%    1.49%   1.54%
Ratio of net investment income (loss)
   to average daily net assets                     (.22%)   (.25%)   (.36%)   (.07%)   .26%
Portfolio turnover rate (excluding
    short-term securities)                          135%     140%      81%     105%    145%
Total return(e)                                  (19.98%)  (6.01%)   8.45%   26.75%  19.32%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
20p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001(b)
Net asset value, beginning of period              $ 9.70   $11.99
Income from investment operations:
Net investment income (loss)                          --      .03
Net gains (losses) (both realized and unrealized)  (1.94)   (1.16)
Total from investment operations                   (1.94)   (1.13)
Less distributions:
Dividends from net investment income                  --     (.03)
Distributions from realized gains                   (.02)   (1.13)
Total distributions                                 (.02)   (1.16)
Net asset value, end of period                    $ 7.74   $ 9.70

Ratios/supplemental data
Net assets, end of period (in millions)               $5       $4
Ratio of expenses to average daily net assets(c)   1.67%    1.60%(d)
Ratio of net investment income (loss)
   to average daily net assets                     (.26%)    .04%(d)
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%
Total return(e)                                  (19.98%)  (8.79%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.94   $11.81   $11.89   $ 9.50  $ 8.97
Income from investment operations:
Net investment income (loss)                         .04      .06      .04      .07     .11
Net gains (losses) (both realized and unrealized)  (1.95)    (.75)    1.11     2.55    1.68
Total from investment operations                   (1.91)    (.69)    1.15     2.62    1.79
Less distributions:
Dividends from net investment income                (.05)    (.05)    (.04)    (.07)   (.11)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
Total distributions                                 (.07)   (1.18)   (1.23)    (.23)  (1.26)
Net asset value, end of period                    $ 7.96   $ 9.94   $11.81   $11.89  $ 9.50

Ratios/supplemental data
Net assets, end of period (in millions)             $291     $362     $369     $323    $239
Ratio of expenses to average daily net assets(c)    .72%     .68%     .69%     .66%    .69%
Ratio of net investment income (loss)
   to average daily net assets                      .70%     .67%     .54%     .77%   1.10%
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
Total return(e)                                  (19.23%)  (5.16%)   9.44%   27.82%  20.35%
See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
22p   AXP BLUE CHIP ADVANTAGE FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

Ticker Symbol

Class A: IBLUX    Class B: IDBCX

Class C: AXACX    Class Y: IBCYX


                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6025-99 U (4/02)

                                                       AXP(R) S&P 500 Index Fund
                                                       AXP(R) Mid Cap Index Fund
                                            AXP(R) Total Stock Market Index Fund
                                          AXP(R) International Equity Index Fund
                                                 AXP(R) Nasdaq 100 Index(R) Fund

                                                                      PROSPECTUS

                                                                   APRIL 1, 2002

American
  Express
 Funds

(icon of) ticker

Please note that each Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                                         3p

Goals                                                             3p


Principal Investment Strategies                                   3p

Principal Risks                                                   5p


Past Performance                                                  7p

Fees and Expenses                                                12p


Investment Manager                                               14p


Buying and Selling Shares                                        16p

Valuing Fund Shares                                              16p

Investment Options                                               16p

Purchasing Shares                                                16p

Transactions Through Third Parties                               19p

Exchanging/Selling Shares                                        19p


Distributions and Taxes                                          21p


Financial Highlights                                             22p

--------------------------------------------------------------------------------
2p   AXP INDEX FUNDS -- PROSPECTUS

The Funds

GOALS
AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund seek to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving the goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Each Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of a specified index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. The Funds are not managed according to traditional methods of "active" investment management. Instead, they follow a passive or indexing investment approach in an attempt to mirror the performance of an index. Keep in mind that an index fund has operating expenses and transaction costs, while an index does not. This means that, while an index fund may track its index closely, it is typically unable to match the performance of the index exactly. While there is no guarantee, the investment manager expects the correlation between a Fund and its respective index to be at least .95. A correlation of 1.00 means the return of the Fund can be completely explained by the return of the index.

This prospectus includes five index funds. The following chart shows the types of investments for each of the funds.

Fund                                           Principal types of investments
AXP S&P 500 Index Fund                         Large-cap stocks
AXP Mid Cap Index Fund                         Mid-cap stocks
AXP Total Stock Market Index Fund              Large-, mid- and small-cap stocks
AXP International Equity Index Fund            Foreign stocks
AXP Nasdaq 100 Index Fund                      Over-the-counter stocks

AXP S&P 500 Index Fund seeks to provide investment results that correspond to the total return (the combination of appreciation and income) of large-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The S&P 500 is made up primarily of large-capitalization companies that represent a broad spectrum of the U.S. economy.

The Fund normally will invest in all stocks in the S&P 500 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P 500 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P 500, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P 500 when it believes it would be a cost efficient way of approximating the S&P 500's performance to do so, for example, in anticipation of a stock being added to the index.

AXP Mid Cap Index Fund seeks to provide investment results that correspond to the total return of mid-capitalization stocks of U.S. companies. The Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400). The S&P MidCap 400 consists of a group of medium-sized U.S. companies.

--------------------------------------------------------------------------------
3p   AXP INDEX FUNDS -- PROSPECTUS

The Fund normally will invest in all stocks in the S&P MidCap 400 in roughly the same proportions as their weightings in the index. For example, if 5% of the S&P MidCap 400 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the S&P MidCap 400, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the S&P MidCap 400 when it believes it would be a cost efficient way of approximating the S&P MidCap 400's performance to do so, for example, in anticipation of a stock being added to the index.

AXP Total Stock Market Index Fund seeks to provide investment results that correspond to the total return of the overall U.S. stock market. The Fund invests in common stocks included in the Wilshire 5000 Total Market Index (the Wilshire 5000). The Wilshire 5000 consists of U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

The investment manager may use sampling techniques in an attempt to replicate the returns of the index using a smaller number of securities. Sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposure, dividend yield, price/earnings ratio, price/book ratio and earnings growth.

AXP International Equity Index Fund seeks to provide investment results that correspond to the total return of foreign stock markets. The Fund invests in common stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The EAFE Index currently includes stocks of companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in those markets.

The investment manager may use optimization or sampling techniques in an attempt to replicate the returns of the index using a smaller number of securities. Optimization and sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings, and the effect of foreign taxes.

AXP Nasdaq 100 Index Fund seeks to provide investment results that correspond to the total return of the over-the-counter market. The Fund invests in common stocks included in the Nasdaq 100 Index. The Nasdaq 100 includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market.

The Fund normally will invest in all stocks in the Nasdaq 100 in roughly the same proportions as their weightings in the index. For example, if 5% of the Nasdaq 100 is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. This strategy is known as "full replication." Although the Fund attempts to replicate the Nasdaq 100, there may be times when the Fund and the index do not match exactly. The investment manager may purchase stocks not included in the Nasdaq 100 when it believes it would be a cost efficient way of approximating the Nasdaq 100's performance to do so, for example, in anticipation of a stock being added to the index.

Indexing Strategies
The investment manager may use various techniques, such as buying and selling options and futures contracts, to increase or decrease the Fund's exposure to changing security prices or

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4p   AXP INDEX FUNDS -- PROSPECTUS
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other factors that affect security values. Each Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The investment manager will monitor the performance of each Fund against its index and will adjust the Fund's holdings, as necessary, to minimize tracking error. In the event a correlation of .95 or better is not achieved, the Fund's board will consider alternative arrangements.

A Fund may change its target index for a different index if the current index is discontinued or if the Fund's board believes a different index would better enable the Fund to match the performance of the market segment represented by the current index. The substitute index will measure the same general segment of the market as the current index.

The Fund may hold cash or its equivalent or invest in investment grade short-term fixed income securities. Although index funds, by their nature, tend to be tax-efficient investments, the Funds generally are managed without regard to tax efficiency.

For each of the Funds, in evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o  The security continues to be included in the index,
o Corporate actions have affected the company's security (such as corporate reorganizations, mergers or acquisitions),
o A company's market weighting otherwise changes with respect to the index, and
o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

For more information on investment strategies and the indexes, please refer to the Statement of Additional Information (SAI). "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," "S&P MidCap 400 Index(R)," and "Standard & Poor's MidCap 400 Index(R)," are trademarks of The McGraw-Hill Companies, Inc. "Wilshire 5000" is a trademark and "Wilshire" is a service mark of Wilshire Associates Incorporated. The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"). The MSCI EAFE Index is the exclusive property of MSCI. Morgan Stanley Capital International is a service mark of MSCI. These trademarks and service marks have been licensed for use by American Express Financial Advisors Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, Wilshire, the Corporations, MSCI or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Tracking Error Risk
   Sector/Concentration Risk
   Small Company Risk
   Foreign Risk

Market Risk (all funds)
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

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5p   AXP INDEX FUNDS -- PROSPECTUS
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Tracking Error Risk (all funds)
A Fund may not track the index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Sector/Concentration Risk (all funds)
Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund. In addition, in tracking an index, the Fund may have a considerable portion of its assets invested in one or more sectors of the market. This may lead to a greater market fluctuation than would occur with a fund invested in a wider spectrum of industries. A Fund will invest more than 25% of its total assets in a particular industry only if necessary to track its respective index.

Small Company Risk (Mid Cap Index Fund, Total Stock Market Index Fund, Nasdaq 100 Index Fund)
Investment in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Risk (International Equity Index Fund)
The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

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6p   AXP INDEX FUNDS -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in each Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and
o how the Fund's average annual total returns compare to recognized indexes.

How the Funds have performed in the past does not indicate how the Funds will perform in the future.

AXP S&P 500 Index Fund

Class D Performance (based on calendar years)
(bar chart)

                                                              -10.04%  -12.42%
1992   1993     1994     1995   1996     1997   1998     1999   2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +10.71% (quarter ending December 2001) and the lowest return for a calendar quarter was -14.92% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -12.42%.


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7p   AXP INDEX FUNDS -- PROSPECTUS

AXP MidCap Index Fund


Class D Performance (based on calendar years)
(bar chart)
                                                               +16.58%  -1.30%
1992   1993     1994     1995   1996     1997   1998     1999   2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +17.71% (quarter ending December 2001) and the lowest return for a calendar quarter was -16.69% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -1.30%.


AXP Total Stock Market Index Fund

Class D Performance (based on calendar years)
(bar chart)
                                                               -11.30%  -11.92%
1992   1993     1994     1995   1996     1997   1998     1999   2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +12.18% (quarter ending December 2001) and the lowest return for a calendar quarter was -16.23% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -11.92%.



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8p   AXP INDEX FUNDS -- PROSPECTUS

AXP International Equity Index Fund

Class D Performance (based on calendar years)
(bar chart)
                                                                -15.30%  -22.25%
1992   1993     1994     1995    1996     1997    1998     1999   2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +6.55% (quarter ending December 2001) and the lowest return for a calendar quarter was -13.97% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -22.25%.


AXP Nasdaq 100 Index Fund

Class D Performance (based on calendar years)
(bar chart)
                                                                -37.37%  -33.35%
1992   1993    1994     1995    1996     1997    1998     1999    2000     2001

During the period shown in the bar chart, the highest return for a calendar quarter was +34.43% (quarter ending December 2001) and the lowest return for a calendar quarter was -36.39% (quarter ending September 2001).

The Fund's year to date return as of Dec. 31, 2001 was -33.35%.


The performance of Class E may vary from that shown above because of differences in fees.

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9p   AXP INDEX FUNDS -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)

                                                     1 year     Since inception
S&P 500 Index Fund:

   Class D
      Return before taxes                            -12.42%      -4.92%(a)
      Return after taxes on distributions            -12.74%      -5.20%(a)
      Return after taxes on distributions
      and sale of fund shares                         -7.47%      -4.02%(a)
   Class E
      Return before taxes                            -12.24%      -4.65%(a)
S&P 500 Index                                        -11.87%      -6.45%(b)
Lipper S&P 500 Funds Index                           -12.21%      -6.74%(b)


(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.
                                                     1 year     Since inception
Mid Cap Index Fund:

   Class D
      Return before taxes                             -1.30%     +14.24%(a)
      Return after taxes on distributions             -2.11%     +11.38%(a)
      Return after taxes on distributions
      and sale of fund shares                         -0.19%     +10.24%(a)
   Class E
      Return before taxes                             -1.10%     +14.56%(a)
S&P MidCap 400 Index                                  -0.62%     +12.96%(b)
Lipper Mid-Cap Core Funds Index                       -4.90%      +9.95%(b)


(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.

                                                     1 year     Since inception
Total Stock Market Index Fund:

   Class D
      Return before taxes                            -11.92%      -4.11%(a)
      Return after taxes on distributions            -12.18%      -4.54%(a)
      Return after taxes on distributions
      and sale of fund shares                         -7.20%      -3.45%(a)
   Class E
      Return before taxes                             -1.73%      -3.88%(a)
Wilshire 5000 Total Market Index                     -10.97%     -11.82%(b)


(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.

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10p   AXP INDEX FUNDS -- PROSPECTUS

                                                     1 year     Since inception
International Equity Index Fund:

   Class D
      Return before taxes                            -22.25%     -11.56%(a)
      Return after taxes on distributions            -22.25%     -11.90%(a)
      Return after taxes on distributions
      and sale of fund shares                        -13.55%      -9.23%(a)
   Class E
      Return before taxes                            -21.94%     -11.31%(a)
MSCI EAFE Index                                      -21.21%     -11.64%(b)
Lipper International Funds Index                     -19.33%      -8.28%(b)


(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.




                                                     1 year     Since inception
Nasdaq 100 Index Fund:
   Class D
      Return before taxes                            -33.35%     -19.67%(a)
      Return after taxes on distributions            -33.37%     -20.08%(a)
      Return after taxes on distributions
      and sale of fund shares                        -20.31%     -15.44%(a)
   Class E
      Return before taxes                            -33.07%     -19.44%(a)
Nasdaq 100 Index                                     -32.65%     -21.13%(b)


(a) Inception date was Oct. 25, 1999.
(b) Measurement period started Nov. 1, 1999.


Before-Tax Returns
This table shows total returns from hypothetical investments in Class D and Class E shares of the Fund. These returns are compared to the unmanaged indexes shown for the same periods. The performance of Class D will vary from Class E because of differences in fees. For purposes of this calculation we assumed no adjustments for taxes paid by an investor on the reinvested income and capital gains. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

After-Tax Returns
After-tax returns are shown only for Class D shares. After-tax returns for Class E will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.



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11p   AXP INDEX FUNDS -- PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.

For descriptions of the S&P 500, S&P MidCap 400, Wilshire 5000, EAFE and Nasdaq 100, refer to the section entitled "Investment Strategies." Lipper S&P 500 Funds Index, Lipper Mid-Cap Core Funds Index and Lipper International Funds Index are all unmanaged indices published by Lipper Inc. Each index includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees(a) (fees paid directly from your investment)

                                                        Class D        Class E
Maximum sales charge (load) on purchases)(b)
(as a percentage of offering price)                        0%             0%
Annual index account fee
(for accounts under $10,000)                              $10            $10

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:

S&P 500 Index Fund                                      Class D       Class E

Management fees                                          0.24%         0.24%
Distribution (12b-1) fees(c)                             0.25%         0.00%
Other expenses(d)                                        0.48%         0.48%
Total(e)                                                 0.97%         0.72%
Fee waiver/expense reimbursement                         0.33%         0.33%
Net expenses                                             0.64%         0.39%



Mid Cap Index Fund                                      Class D       Class E

Management fees                                          0.26%         0.26%
Distribution (12b-1) fees(c)                             0.25%         0.00%
Other expenses(d)                                        0.69%         0.69%
Total(e)                                                 1.20%         0.95%
Fee waiver/expense reimbursement                         0.50%         0.50%
Net expenses                                             0.70%         0.45%



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12p   AXP INDEX FUNDS -- PROSPECTUS

As a percentage of average daily net assets:


Total Stock Market Index Fund                           Class D        Class E

Management fees                                          0.30%          0.30%
Distribution (12b-1) fees(c)                             0.25%          0.00%
Other expenses(d)                                        0.39%          0.39%
Total(e)                                                 0.94%          0.69%
Fee waiver/expense reimbursement                         0.20%          0.20%
Net expenses                                             0.74%          0.49%



International Equity Index Fund                         Class D        Class E

Management fees                                          0.50%          0.50%
Distribution (12b-1) fees(c)                             0.25%          0.00%
Other expenses(d)                                        0.74%          0.70%
Total(e)                                                 1.49%          1.20%
Fee waiver/expense reimbursement                         0.60%          0.56%
Net expenses                                             0.89%          0.64%



Nasdaq 100 Index Fund                                   Class D        Class E

Management fees                                          0.38%          0.38%
Distribution (12b-1) fees(c)                             0.25%          0.00%
Other expenses(d)                                        0.70%          0.70%
Total(e)                                                 1.33%          1.08%
Fee waiver/expense reimbursement                         0.54%          0.54%
Net expenses                                             0.79%          0.54%



(a) A wire transfer charge, currently $15, may be deducted from your brokerage account for wire transfers made at your request.
(b) There are no sales loads; however, for S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund and Nasdaq 100 Index Fund, the Fund charges a redemption fee of 0.50% on shares redeemed within 180 days of purchase. For International Equity Index Fund, the Fund charges a redemption fee of 0.75% on shares redeemed within 180 days of purchase.
(c) 12b-1 fees are paid out of the Fund's assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

(e) The Advisor and the Transfer Agent have agreed to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2003. Under this agreement, net expenses for Class D will not exceed 0.64% for S&P 500 Index Fund, 0.70% for Mid Cap Index Fund, 0.74% for Total Stock Market Index Fund, 0.89% for International Equity Index Fund, and 0.79% for Nasdaq 100 Index Fund. Net expenses for Class E will not exceed 0.39% for S&P 500
     Index Fund, 0.45% for Mid Cap Index Fund, 0.49% for Total Stock Market Index Fund, 0.64% for International Equity Index Fund, and 0.54% for Nasdaq 100 Index Fund.


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13p   AXP INDEX FUNDS -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


S&P 500 Index Fund                   1 year    3 years   5 years   10 years
Class D                               $65       $276      $505      $1,164
Class E                                40        197       369         867

Mid Cap Index Fund                   1 year    3 years   5 years   10 years
Class D                               $72       $332      $613      $1,415
Class E                                46        253       478       1,125

Total Stock Market Index Fund        1 year    3 years   5 years   10 years
Class D                               $76       $280      $501      $1,141
Class E                                50        201       365         843

International Equity Index Fund      1 year    3 years   5 years   10 years
Class D                               $91       $412      $757      $1,734
Class E                                65        326       607       1,410

Nasdaq 100 Index Fund                1 year    3 years   5 years   10 years
Class D                               $81       $368      $678      $1,560
Class E                                55        290       544       1,274


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund, Nasdaq 100 Index Fund
James M. Johnson Jr., CFA, co-portfolio manager, joined American Express Financial Corporation (AEFC) in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management Group in 1996. He became portfolio manager of these Funds in 1999. He also serves as portfolio manager of AXP Blue Chip Advantage Fund and AXP Variable Portfolio - Blue Chip Advantage Fund. He serves as co-portfolio manager of AXP Small Company Index Fund, Total Return Portfolio and AXP Variable Portfolio - S&P 500 Index Fund.

David Factor, CFA, co-portfolio manager, joined AEFC in 1990. He began managing these Funds in September 2001. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota and received his CPA in 1985. He also serves as co-portfolio manager of AXP Small Company Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.


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14p   AXP INDEX FUNDS -- PROSPECTUS

International Equity Index Fund
A team consisting of Lynne Dombroski and Adele Kohler manage the Fund's portfolio. Lynne Dombroski, lead portfolio manager, is a Principal and Portfolio Manager in the Global Structured Products Group of SSgA Funds Management, Inc. Lynne joined State Street Corporation in 1999. In addition to portfolio management, Lynne is responsible for new product development and research. Prior to joining State Street Corporation, Lynne was an analyst at BankBoston. Adele Kohler is a Principal and Portfolio Manager in the Global Structured Products Group. She joined State Street Corporation in 1994 and has been a member of the Global Structured Products team since 1996. In addition to portfolio management, Adele is responsible for new product development and research.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.24% of its average daily net assets for S&P 500 Index Fund; 0.26% of its average daily net assets for Mid Cap Index Fund; 0.30% of its average daily net assets for Total Stock Market Index Fund; 0.50% of its average daily net assets for International Equity Index Fund; and 0.38% of its average daily net assets for Nasdaq 100 Index Fund. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

SSgA Funds Management, Inc. (Subadviser), Two International Place, Boston, Massachusetts 02110, is the subadviser for International Equity Index Fund. Subadviser is a wholly-owned subsidiary of State Street Corporation.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.


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15p   AXP INDEX FUNDS -- PROSPECTUS

Buying and Selling Shares

References to "Fund" throughout the remainder of this prospectus refer to AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund, and AXP Nasdaq 100 Index Fund, singularly or collectively as the context requires.


VALUING FUND SHARES
The public offering price for a single Fund share is the net asset value (NAV). The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by an authorized broker-dealer, investment adviser, bank or other investment professional. Shareholders pay a 12b-1 fee of 0.25% for distribution services, including the services provided by investment professionals.

2. Class E shares are sold without a sales charge or 12b-1 fee through American Express brokerage accounts and qualifying institutional accounts.

Institutional investors should refer to the SAI to determine eligibility to invest in Class E.

PURCHASING SHARES
You may purchase shares of the Fund in a wrap fee product, a brokerage account (including online brokerage) or a qualifying institutional account. If you are investing through a wrap fee program or an entity other than American Express Financial Advisors Inc., some of the instructions, minimums, policies and cutoff times for investments may be different. You should contact your selling agent for more details. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you will need to establish one. Contact your financial advisor or visit our Web site to establish an account.


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16p   AXP INDEX FUNDS -- PROSPECTUS

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.


You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return. For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).


The Fund and the Distributor reserve the right to refuse any purchase, including those that appear to be associated with short-term trading activities.

Methods of purchasing shares

1 By regular or express mail:

Mail checks (along with any applications) to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN  55474


2 By internet:

Complete a brokerage account application online (www.americanexpress.com/trade) and mail the application to:

American Express Funds
70400 AXP Financial Center
Minneapolis, MN  55474

Corporations and other organizations should contact the Distributor at (800) 658-4677 to determine what additional forms may be necessary to open a brokerage account.

3 By telephone:

You may use money in your brokerage account to make initial and subsequent purchases.

To place your order, call:

(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

You must have money available in your brokerage account in order to purchase Fund shares.

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17p  AXP INDEX FUNDS -- PROSPECTUS

4 By wire:

Once your account is established, you may wire money into your brokerage account:


Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019


Give these instructions:
Credit American Enterprise Investment Services Account #0001065930 for brokerage account # (your brokerage account number) for (your name). Please remember that you need to provide all 10 digits.

For instructions on how to wire money for wrap accounts, call (800) 967-4377.

Minimum wire amount:       $1,000

Minimum Fund investment requirements

Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts (IRAs) and certain other retirement plans). The minimum subsequent investment is $500 for all ownerships. After the minimum initial investment has been met, the minimums for systematic purchases are $100.


Minimum balance account requirements and annual account fee
The Fund reserves the right to sell your shares if, as a result of sales, the aggregate value of your holdings in the Fund drops below $1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your brokerage account, the Fund will automatically sell your shares and mail the proceeds to you.

An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

When and at what price shares will be purchased
Once your request is received and accepted by the Fund, your order will be priced at the next calculated NAV. See "Valuing Fund Shares."

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18p  AXP INDEX FUNDS -- PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


EXCHANGING/SELLING SHARES
There are no sales loads; however, the Fund charges a redemption fee on shares sold or exchanged within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.


Exchanging Shares
You may make up to four exchanges (two round trips) per calendar year. You can exchange your shares of the Fund for shares of the same class of other funds described in this prospectus at any time. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order. When exchanging into another fund you must meet that fund's minimum investment requirements.

The Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the number or amount, or modify or discontinue the exchange privilege to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Selling Shares
You may sell your shares at any time. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after receipt by the Distributor of proper sale instructions, as follows:

Normally, payment for shares sold will be credited directly to your brokerage account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your selling instructions in proper form. Sale proceeds will be held in your brokerage account or mailed to you according to your account instructions.

If you recently purchased shares by check, your sale proceeds may be held in your brokerage account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

The Fund reserves the right to redeem in kind.

--------------------------------------------------------------------------------
19p   AXP INDEX FUNDS -- PROSPECTUS

To sell or exchange shares held through entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held directly with American Express Financial Advisors.

Four ways to request an exchange or sale of shares

1 By regular or express mail:

You may request an exchange or sale by writing to:


American Express Funds
70400 AXP Financial Center
Minneapolis, MN  55474

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By internet:


If you have a brokerage account you may exchange or sell shares from our Web site at (www.americanexpress.com/trade).

3 By telephone:

You may exchange or sell shares by calling:

(800) 967-4377 for Wrap accounts,
(800) 872-4377 for Brokerage accounts, or
(800) 658-4677 for Online brokerage accounts.

4 By wire:

Money can be wired from your account to your bank account. Call the Distributor at the above numbers for additional information on wire transfers. A $15 service fee may be charged against your brokerage account for each wire sent.

To properly process your exchange or sale request we will need the following information:

o your account number(s) and your name (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o the name of the fund(s) and class of shares from which you wish to exchange or sell shares,
o  the dollar amount or number of shares you want to exchange or sell, and
o if a written request, a signature of at least one of the brokerage account holders in the exact form specified on the account.

Once an exchange or sale request is made it is irrevocable and cannot be modified or canceled.

Telephone exchange or sale requests received and accepted by the Fund, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the next calculated NAV. See "Valuing Fund Shares."

Telephone Transactions
The privilege to initiate transactions by telephone is automatically available through your brokerage account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may modify or discontinue telephone privileges at any time.

--------------------------------------------------------------------------------
20p   AXP INDEX FUNDS -- PROSPECTUS

Electronic Transactions
The ability to initiate transactions via the internet may be unavailable or delayed (for example, during periods of unusual market activity) at certain times. The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund unless you request distributions in cash. We reinvest the distributions for you at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.



--------------------------------------------------------------------------------
21p   AXP INDEX FUNDS -- PROSPECTUS

Financial Highlights


AXP S&P 500 Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001    2000(b)    2002     2001   2000(b)
Net asset value, beginning of period                        $5.30    $5.42  $5.07       $5.31    $5.42  $5.07
Income from investment operations:
Net investment income (loss)                                  .02      .02    .01         .03      .03    .01
Net gains (losses) (both realized and unrealized)            (.91)    (.12)   .35        (.91)    (.11)   .35
Total from investment operations                             (.89)    (.10)   .36        (.88)    (.08)   .36
Less distributions:
Dividends from net investment income                         (.02)    (.01)  (.01)       (.03)    (.02)  (.01)
Distributions from realized gains                            (.03)    (.01)    --        (.03)    (.01)    --
Total distributions                                          (.05)    (.02)  (.01)       (.06)    (.03)  (.01)
Net asset value, end of period                              $4.36    $5.30  $5.42       $4.37    $5.31  $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                       $38      $21     $7        $187      $87     $9
Ratio of expenses to average daily net assets(c, d)          .64%     .62%   .64%(e)     .39%     .35%   .39%(e)
Ratio of net investment income (loss)
   to average daily net assets                               .74%     .65%   .52%(e)     .98%    1.05%   .83%(e)
Portfolio turnover rate (excluding short-term securities)     27%      82%    37%         27%      82%    37%
Total return                                              (16.74%)  (1.73%) 7.72%     (16.55%)  (1.35%) 7.75%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been .97%, 1.18% and 4.00% for Class D and .72%, .73% and 3.70% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.


--------------------------------------------------------------------------------
22p   AXP INDEX FUNDS -- PROSPECTUS

AXP Mid Cap Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001   2000(b)     2002     2001   2000(b)
Net asset value, beginning of period                        $6.20    $5.71  $5.07       $6.21    $5.71  $5.07
Income from investment operations:
Net investment income (loss)                                  .02      .03    .01         .03      .04    .02
Net gains (losses) (both realized and unrealized)            (.27)    1.20    .64        (.27)    1.21    .64
Total from investment operations                             (.25)    1.23    .65        (.24)    1.25    .66
Less distributions:
Dividends from net investment income                         (.02)    (.03)  (.01)       (.03)    (.04)  (.02)
Distributions from realized gains                            (.20)    (.71)    --        (.20)    (.71)    --
Total distributions                                          (.22)    (.74)  (.01)       (.23)    (.75)  (.02)
Net asset value, end of period                              $5.73    $6.20  $5.71       $5.74    $6.21  $5.71

Ratios/supplemental data
Net assets, end of period (in millions)                       $13       $9     $4         $13      $11     $8
Ratio of expenses to average daily net assets(c, d)          .70%     .66%   .69%(e)     .45%     .42%   .45%(e)
Ratio of net investment income (loss)
   to average daily net assets                               .35%     .42%   .59%(e)     .61%     .67%   .83%(e)
Portfolio turnover rate (excluding short-term securities)     58%     109%    16%         58%     109%    16%
Total return                                               (4.04%)  22.62% 12.87%      (3.84%)  23.06% 12.92%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.20%, 1.32% and 2.22% for Class D and .95%, 1.08% and 1.96% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.


--------------------------------------------------------------------------------
23p   AXP INDEX FUNDS -- PROSPECTUS

AXP Total Stock Market Index Fund

Per share income and capital changes(a)

                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001     2000(b)    2002     2001    2000(b)
Net asset value, beginning of period                        $5.45    $5.76   $5.19       $5.45    $5.76   $5.19
Income from investment operations:
Net investment income (loss)                                  .02      .02     .01         .04      .03     .01
Net gains (losses) (both realized and unrealized)            (.90)    (.25)    .57        (.91)    (.24)    .57
Total from investment operations                             (.88)    (.23)    .58        (.87)    (.21)    .58
Less distributions:
Dividends from net investment income                         (.02)    (.01)   (.01)       (.03)    (.03)   (.01)
Distributions from realized gains                            (.02)    (.07)     --        (.02)    (.07)     --
Total distributions                                          (.04)    (.08)   (.01)       (.05)    (.10)   (.01)
Net asset value, end of period                              $4.53    $5.45   $5.76       $4.53    $5.45   $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                       $11       $9      $8         $21      $24     $16
Ratio of expenses to average daily net assets(c, d)          .74%     .69%    .74%(e)     .49%     .43%    .49%(e)
Ratio of net investment income (loss)
   to average daily net assets                               .57%     .43%    .39%(e)     .81%     .70%    .64%(e)
Portfolio turnover rate (excluding short-term securities)     24%      25%      4%         24%      25%      4%
Total return                                              (16.10%)  (3.79%) 11.57%     (15.92%)  (3.53%) 11.61%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been .94%, 1.29% and 1.52% for Class D and .69%, 1.02% and 1.27% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.


--------------------------------------------------------------------------------
24p   AXP INDEX FUNDS -- PROSPECTUS

AXP International Equity Index Fund

Per share income and capital changes(a)
                                                                   Class D                     Class E
Fiscal period ended Jan. 31,                                2002     2001    2000(b)    2002     2001   2000(b)
Net asset value, beginning of period                       $ 4.80    $5.42  $5.00      $ 4.80    $5.42  $5.00
Income from investment operations:
Net investment income (loss)                                  .04      .03     --         .05      .05    .01
Net gains (losses) (both realized and unrealized)           (1.30)    (.55)   .43       (1.30)    (.56)   .42
Total from investment operations                            (1.26)    (.52)   .43       (1.25)    (.51)   .43
Less distributions:
Dividends from net investment income                           --     (.03)    --          --     (.04)    --
Distributions from realized gains                              --     (.07)  (.01)         --     (.07)  (.01)
Total distributions                                            --     (.10)  (.01)         --     (.11)  (.01)
Net asset value, end of period                             $ 3.54    $4.80  $5.42      $ 3.55    $4.80  $5.42

Ratios/supplemental data
Net assets, end of period (in millions)                        $8       $8     $7         $11      $15    $15
Ratio of expenses to average daily net assetsc               .89%     .89%   .89%(d)     .64%     .64%   .64%(d)
Ratio of net investment income (loss)
   to average daily net assets                               .94%     .65%   .13%(d)    1.22%     .93%   .39%(d)
Portfolio turnover rate (excluding short-term securities)      6%       8%     4%          6%       8%     4%
Total return                                              (26.25%)  (9.55%) 8.09%     (25.95%)  (9.35%) 8.09%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.49%, 1.54% and 1.62% for Class D and 1.20%, 1.26% and 1.37% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(d)  Adjusted to an annual basis.


--------------------------------------------------------------------------------
25p   AXP INDEX FUNDS -- PROSPECTUS

AXP Nasdaq 100 Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001     2000(b)    2002     2001    2000(b)
Net asset value, beginning of period                       $ 5.26   $ 7.52   $5.26      $ 5.28   $ 7.52   $5.26
Income from investment operations:
Net investment income (loss)                                 (.02)    (.04)   (.01)       (.01)    (.03)   (.01)
Net gains (losses) (both realized and unrealized)           (2.12)   (2.09)   2.27       (2.14)   (2.08)   2.27
Total from investment operations                            (2.14)   (2.13)   2.26       (2.15)   (2.11)   2.26
Less distributions:
Distributions from realized gains                              --     (.13)     --          --     (.13)     --
Net asset value, end of period                             $ 3.12   $ 5.26   $7.52      $ 3.13   $ 5.28   $7.52

Ratios/supplemental data
Net assets, end of period (in millions)                       $16      $25     $11         $13      $13     $13
Ratio of expenses to average daily net assets(c, d)          .79%     .77%    .79%(e)     .54%     .52%    .54%(e)
Ratio of net investment income (loss)
   to average daily net assets                              (.72%)   (.70%)  (.67%)(e)   (.47%)   (.45%)  (.41%)(e)
Portfolio turnover rate (excluding short-term securities)     77%     114%     51%         77%     114%     51%
Total return                                              (40.64%) (28.12%) 42.97%     (40.67%) (27.85%) 42.97%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been 1.33%, 1.09% and 1.82% for Class D and 1.08%, .85% and 1.54% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
26p   AXP INDEX FUNDS -- PROSPECTUS

This Fund, along with other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Client Service Corporation
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919   TTY: (800) 846-4852
Web site address:

americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

AXP S&P 500 Index Fund                      Class D: ADIDX     Class E: ADIEX
AXP Mid Cap Index Fund                      Class D: N/A       Class E: N/A
AXP Total Stock Market Index Fund           Class D: N/A       Class E: N/A
AXP International Equity Index Fund         Class D: N/A       Class E: N/A
AXP Nasdaq 100 Index Fund                   Class D: INDDX     Class E: AXIEX

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS


                                                              S-6434-99 F (4/02)

                                                                    AXP(R) Small
                                                                         Company
                                                                      Index Fund

                                                                      PROSPECTUS

                                                                   April 1, 2002


American
  Express(R)
 Funds

(icon of) ruler

AXP Small Company Index Fund seeks to provide shareholders with long-term capital appreciation.

Please note that this Fund:

o   is not a bank deposit
o   is not federally insured
o   is not endorsed by any bank or government agency
o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p


Principal Investment Strategies                    3p

Principal Risks                                    4p


Past Performance                                   5p


Fees and Expenses                                  7p

Investment Manager                                 8p

Other Securities and Investment Strategies         9p

Buying and Selling Shares                          9p

Valuing Fund Shares                                9p

Investment Options                                10p

Purchasing Shares                                 11p

Transactions Through American Express
   Brokerage or Third Parties                     13p

Sales Charges                                     13p

Exchanging/Selling Shares                         16p

Distributions and Taxes                           20p

Financial Highlights                              21p


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2p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

The Fund

GOAL
AXP Small Company Index Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a diversified mutual fund that invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Stock Price Index, which includes stock of larger, more established firms. The Fund is not managed according to traditional methods of "active" investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P SmallCap 600 Index. Although the Fund invests in common stocks of companies that comprise the S&P SmallCap 600 Index, it may not own all of the companies in the market index and it will not own all of the companies in the same proportion to their weightings in the market index.


The selection of common stocks issued by companies that are included in the S&P SmallCap 600 Index is the primary decision in building the investment portfolio.

American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Attempting to replicate the Index by investing in a statistically selected sample of the stocks included in the S&P SmallCap 600 Index.
o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

    -- the security continues to be included in the S&P SmallCap 600 Index;
    -- corporate actions have affected the company's stock (such as corporate reorganizations, mergers, acquisitions, or other such factors);
    -- a company's market weighting otherwise changes with respect to the index;
       and

    -- timing of cash flows in and out of the Fund require AEFC to sell a security.


AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


"Standard & Poor's(R)," "S&P(R)," "S&P SmallCap 600," and "Standard & Poor's Small Capitalization Stock Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


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3p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Small Company Risk
   Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk

The Fund purchases stocks and other instruments in an attempt to replicate the performance of the S&P SmallCap 600 Index. However, the tools that AEFC utilizes to replicate the market index are not perfect and the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, changes in the S&P SmallCap 600 Index, and other such factors. As a result, once these factors are accounted for, the Fund will likely under-perform the market index.


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4p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and
o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.


Class A Performance (based on calendar years)
(bar chart)

                                         +23.29%  -2.39%  +11.33% +10.53% +5.39%
 1992    1993    1994     1995    1996     1997    1998    1999    2000    2001

During the period shown in the bar chart, the highest return for a calendar quarter was +20.22% (quarter ending December 2001) and the lowest return for a calendar quarter was -21.10% (quarter ending September 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of Dec. 31, 2001 was +5.39%.


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5p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)

                                                   1 year            5 years       Since inception
Small Company Index:
   Class A
     Return before taxes                           -0.67%            +8.02%           +9.24%(a)
     Return after taxes on distributions           -1.54%            +6.48%           +7.75%(a)
     Return after taxes on distributions
     and sale of fund shares                       +0.34%            +6.14%           +7.19%(a)
   Class B
     Return before taxes                           +0.61%            +8.35%           +9.50%(a)
   Class Y
     Return before taxes                           +5.51%            +9.46%          +10.59%(a)
S&P SmallCap 600 Index                             +6.51%           +10.65%          +12.00%(b)
Lipper Small-Cap Core Funds Index                  +7.13%           +10.15%          +11.04%(b)


(a) Inception date was Aug. 19, 1996.
(b) Measurement period started Sept. 1, 1996.


Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of Classes A, B and Y vary because of differences in sales charges and fees.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 38.6%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


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6p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
o   no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.


The Lipper Small-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                      Class A      Class B      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%(b)       none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%         none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class Y

Management fees(c)                              0.38%    0.38%   0.38%
Distribution (12b-1) fees                       0.25%    1.00%   0.00%
Other expenses(d)                               0.33%    0.34%   0.41%
Total                                           0.96%    1.72%   0.79%


(a) This charge may be reduced depending on your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, al 1% sales charge applies if you sell your shares less than one year after purchase.
(c) Includes the impact of a performance adjustment fee that increased the management fee by 0.02% for the most recent fiscal year.

(d) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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7p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year       3 years       5 years     10 years

Class A(a)        $667          $863       $1,076          $1,690
Class B(b)        $575          $842       $1,034          $1,833(d)
Class B(c)        $175          $542       $  934          $1,833(d)
Class Y           $ 81          $253       $  440          $  982


(a) Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
James M. Johnson Jr., portfolio manager, joined AEFC in 1994. He became co-portfolio manager of this Fund in September 2001. He also serves as portfolio manager of AXP Blue Chip Advantage Fund and AXP VP - Blue Chip Advantage Fund. He serves as co-portfolio manager of Total Return Portfolio, AXP S&P 500 Index Fund, AXP MidCap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

David Factor, CFA, co-portfolio manager, joined AEFC in 1990. He began managing the Fund in September, 2001. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota, received his CPA in 1985. He also serves as co-portfolio manager of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund and AXP Variable Portfolio - S&P 500 Index Fund.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.38% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.



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8p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as money market securities and derivatives (such as futures, options and forward contracts). Additionally, the Fund may hold cash or its equivalent or invest in short-term fixed income securities. The Fund is not managed with respect to tax efficiency.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

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9p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution (12b-1) fee of 1.00%.

3. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

Class A    Maximum sales charge of 5.75%
           Initial sales charge waived or reduced for certain purchases Annual distributions fee of 0.25% of average daily net assets* Lower annual expenses than Class B shares

Class B    No initial sales charge
           CDSC on shares sold in the first six years (maximum of 5% in first year, reduced to 0% after year six)
           CDSC waived in certain circumstances
           Shares convert to Class A in ninth year of ownership
           Annual distribution fee of 1.00% of average daily net assets* Higher annual expenses than Class A shares

Class Y    No initial sales charge
           No annual distribution fee
           Service fee of 0.10% of average daily net assets
           Available only to certain qualifying institutional investors

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A and Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A or Class B shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee and a CDSC for six years. To help determine what is best for you, consult your financial advisor.

Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportions as the other Class B shares.

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10p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o   a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).


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11p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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12p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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13p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

    -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
    -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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14p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

o   purchases made:

    -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
    -- within the University of Texas System ORP,
    -- within a segregated separate account offered by Nationwide Life Insurance
       Company or Nationwide Life and Annuity Insurance Company,
    -- within the University of Massachusetts After-Tax Savings Program, or
    -- through or under a subsidiary of AEFC offering Personal Trust Services'
       Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B -- contingent deferred sales charge (CDSC) alternative
A CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

If the amount you are selling causes the value of your investment in Class B shares to fall below the cost of the shares you have purchased during the last six years including the current year, the CDSC is based on the lower of the cost of those shares purchased or market value.


Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC rate on your sale will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
15p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

The CDSC on Class B shares will be waived on sales of shares:

o   in the event of the shareholder's death,
o   held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    -- at least 59 1/2 years old AND
    -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
    -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o   Once we receive your exchange request, you cannot cancel it.
o   Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


--------------------------------------------------------------------------------
16p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

--------------------------------------------------------------------------------
17p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
18p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o   Mailed to the address on record.
o   Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH):

o   Minimum redemption: $100.
o   Funds are deposited electronically into your bank account.
o   No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:

o   Minimum redemption: $1,000.
o   Funds are wired electronically into your bank account.
o   Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o   Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.


4 By scheduled payout plan:

o   Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
19p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.



--------------------------------------------------------------------------------
20p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.50        $6.30        $6.11        $6.47        $5.51
Income from investment operations:
Net investment income (loss)                                       (.01)          --         (.01)          --           --
Net gains (losses) (both realized and unrealized)                   .13         1.07          .58         (.12)        1.05
Total from investment operations                                    .12         1.07          .57         (.12)        1.05
Less distributions:
Distributions from realized gains                                  (.27)        (.87)        (.38)        (.24)        (.09)
Net asset value, end of period                                    $6.35        $6.50        $6.30        $6.11        $6.47

Ratios/supplemental data
Net assets, end of period (in millions)                            $705         $668         $608         $596         $391
Ratio of expenses to average daily net assets(b)                   .96%         .87%         .97%         .94%        1.00%(c)
Ratio of net investment income (loss)
   to average daily net assets                                    (.12%)       (.08%)       (.11%)       (.02%)       (.05%)
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
Total return(f)                                                   1.98%       18.79%        9.41%      (1.69%)       19.00%

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.25        $6.13        $6.00        $6.40        $5.50
Income from investment operations:
Net investment income (loss)                                       (.05)        (.05)        (.05)        (.04)        (.05)
Net gains (losses) (both realized and unrealized)                   .11         1.04          .56         (.12)        1.04
Total from investment operations                                    .06          .99          .51         (.16)         .99
Less distributions:
Distributions from realized gains                                  (.27)        (.87)        (.38)        (.24)        (.09)
Net asset value, end of period                                    $6.04        $6.25        $6.13        $6.00        $6.40

Ratios/supplemental data
Net assets, end of period (in millions)                            $455         $436         $392         $371         $225
Ratio of expenses to average daily net assets(b)                  1.72%        1.63%        1.73%        1.70%        1.76%(d)
Ratio of net investment income (loss)
   to average daily net assets                                    (.88%)       (.84%)       (.87%)       (.79%)       (.81%)
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
Total return(f)                                                   1.09%       18.01%        8.55%       (2.42%)      18.12%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.54        $6.32        $6.12        $6.47        $5.51
Income from investment operations:
Net investment income (loss)                                         --          .01           --           --           --
Net gains (losses) (both realized and unrealized)                   .13         1.08          .58         (.11)        1.05
Total from investment operations                                    .13         1.09          .58         (.11)        1.05
Less distributions:
Distributions from realized gains                                  (.27)        (.87)        (.38)        (.24)        (.09)
Net asset value, end of period                                    $6.40        $6.54        $6.32        $6.12        $6.47

Ratios/supplemental data
Net assets, end of period (in millions)                              $8           $8           $3           $2           $1
Ratio of expenses to average daily net assets(b)                   .79%         .71%         .81%         .87%         .92%(e)
Ratio of net investment income (loss)
   to average daily net assets                                     .05%         .09%         .03%         .06%         .01%
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
Total return(f)                                                   2.12%       19.04%        9.54%       (1.61%)      19.13%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.05% for the year ended 1998.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.81% for the year ended 1998.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.92% for the year ended 1998.
(f) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
22p AXP SMALL COMPANY INDEX FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:

americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5897

Ticker Symbol
Class A: ISIAX    Class B: ISIBX    Class Y: ISCYX

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6357-99 K (4/02)

                      AXP(R) MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                   AXP(R) BLUE CHIP ADVANTAGE FUND (the Fund)


                                  April 1, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Table of Contents

Mutual Fund Checklist                                                    p.  3

Fundamental Investment Policies                                          p.  4

Investment Strategies and Types of Investments                           p.  5

Information Regarding Risks and Investment Strategies                    p.  6

Security Transactions                                                    p. 21

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                                p. 23

Performance Information                                                  p. 24

Valuing Fund Shares                                                      p. 25

Investing in the Fund                                                    p. 26

Selling Shares                                                           p. 28

Pay-out Plans                                                            p. 28


Capital Loss Carryover                                                   p. 29


Taxes                                                                    p. 29

Agreements                                                               p. 30

Organizational Information                                               p. 33

Board Members and Officers                                               p. 36


Compensation for Board Members                                           p. 39

Independent Auditors                                                     p. 39

Appendix: Description of Ratings                                         p. 40

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Mutual Fund Checklist

     [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     [X]  A higher rate of return typically involves a higher risk of loss.

     [X]  Past performance is not a reliable indicator of future performance.

     [X]  ALL mutual funds have costs that lower investment return.

     [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:
Regular                              Market price              Shares
investment                            of a share              acquired
  $100                                  $ 6.00                 16.7
   100                                    4.00                 25.0
   100                                    4.00                 25.0
   100                                    6.00                 16.7
   100                                    5.00                 20.0
  $500                                  $25.00                103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o  Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o  Lend Fund securities in excess of 30% of its net assets.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:            Allowable for the Fund?
Agency and Government Securities                                    yes
Borrowing                                                           yes
Cash/Money Market Instruments                                       yes
Collateralized Bond Obligations                                     yes
Commercial Paper                                                    yes
Common Stock                                                        yes
Convertible Securities                                              yes
Corporate Bonds                                                     yes
Debt Obligations                                                    yes
Depositary Receipts                                                 yes
Derivative Instruments                                              yes
Foreign Currency Transactions                                       yes
Foreign Securities                                                  yes
High-Yield (High-Risk) Securities (Junk Bonds)                       no
Illiquid and Restricted Securities                                  yes
Indexed Securities                                                  yes
Inverse Floaters                                                     no
Investment Companies                                                yes
Lending of Portfolio Securities                                     yes
Loan Participations                                                 yes
Mortgage- and Asset-Backed Securities                                no
Mortgage Dollar Rolls                                                no
Municipal Obligations                                               yes
Preferred Stock                                                     yes
Real Estate Investment Trusts                                       yes
Repurchase Agreements                                               yes
Reverse Repurchase Agreements                                       yes
Short Sales                                                          no
Sovereign Debt                                                      yes
Structured Products                                                 yes
Variable- or Floating-Rate Securities                               yes
Warrants                                                            yes
When-Issued Securities                                              yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund may invest up to 20% of its total assets in foreign investments included in the market index.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.
o  The Fund will not invest in a company to control or manage it.
o The Fund will not invest more than 10% of its total assets in securities of investment companies.
o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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      AXP(R) Blue Chip Advantage Fund
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Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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      AXP(R) Blue Chip Advantage Fund
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INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
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Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
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The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $6,955,866 for fiscal year ended Jan. 31, 2002, $8,140,683 for fiscal year 2001, and $5,007,525 for fiscal year
2000. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $6,966,316, on which $4,932 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                            Value of securities
Name of issuer                          owned at end of fiscal year
Bank of America                                $38,512,842
Bear Stearns Companies                           8,774,835
FleetBoston Financial                           12,018,041
J.P. Morgan Chase                                4,794,240
Lehman Brothers Holdings                        12,047,220
Morgan Stanley, Dean Witter & Co.                9,746,000

The portfolio turnover rate was 135% in the most recent fiscal year, and 140% in the year before. Higher turnover rates may result in higher brokerage expenses.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                                  2002               2001               2000

                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                 Aggregate dollar      Percent of         transactions     Aggregate dollar   Aggregate dollar
                                     amount of          aggregate           involving          amount of          amount of
                  Nature of         commissions         brokerage          payment of         commissions        commissions
Broker           affiliation      paid to broker       commissions         commissions      paid to broker     paid to broker

American          Wholly-owned       $23,611              0.34%              0.43%           $196,829           $153,839
Enterprise        subsidiary of
Investment        AEFC
Services Inc.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    ---------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

The total return of the S&P 500 is calculated by several sources. The Fund will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. For periods after 1987, total return on the S&P 500 is determined by reinvesting cash dividends paid on stocks on the ex-dividend date - that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. For periods before 1988, S&P calculated total return by compiling actual dividends on a quarterly basis and assumed they were reinvested as of the end of a particular quarter. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                         Net assets                           Shares outstanding                  Net asset value of one share

Class A              $1,532,722,524       divided by            192,954,969           equals                    $7.94
Class B               1,046,805,718                             134,915,509                                      7.76
Class C                   5,378,996                                 695,124                                      7.74
Class Y                 291,328,407                              36,607,065                                      7.96


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $7.94, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $8.42. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                   Sales charge as a percentage of:
Total market value           Public offering price       Net amount invested

Up to $49,999                      5.75%                       6.10%
$50,000-$99,999                    4.75                        4.99
$100,000-$249,999                  3.75                        3.90
$250,000-$499,999                  2.50                        2.56
$500,000-$999,999                  2.00*                       2.04*
$1,000,000 or more                 0.00                        0.00


* The sales charge will be waived until Dec. 31, 2002.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                       Number of participants
Total plan assets                  1-99                      100 or more
Less than $1 million               4%                          0%
$1 million or more                 0%                          0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.
o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $712,840,501 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                                       2010                  2011
                                   $574,177,366          $138,663,135


It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.


For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 100% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                                                      Annual rate at
(billions)                                                  each asset level
First$0.25                                                      0.540%
Next  0.25                                                      0.515
Next  0.25                                                      0.490
Next  0.25                                                      0.465
Next  1.00                                                      0.440
Next  1.00                                                      0.410
Next  3.00                                                      0.380
Over  6.00                                                      0.350


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.453% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large Cap Core Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

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AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $1,357,393 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $13,295,269 for fiscal year 2002, $18,296,636 for fiscal year 2001, and $15,726,885 for fiscal year 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $735,762 for fiscal year 2002, $923,004 for fiscal year 2001, and $1,232,645 for fiscal year 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                                Annual rate at each asset level
First$0.25                                                      0.040%
Next  0.25                                                      0.035
Next  0.25                                                      0.030
Next  0.25                                                      0.025
Over  1.00                                                      0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.024% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $839,722 for fiscal year 2002, $1,072,481 for fiscal year 2001, and $944,752 for fiscal year 2000.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $4,197,241 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $1,456,326. The amounts were $8,345,221 and $1,536,453 for fiscal year 2001, and $12,126,368 and $(493,154)
for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $4,440,464 for Class A shares, $12,138,144 for Class B shares and $49,009 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $217 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,200 financial advisors.

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                                 Date of              Form of          State of        Fiscal
Fund                                           organization         organization     organization     year end        Diversified

AXP(R) Bond Fund, Inc.                     6/27/74, 6/31/86***      Corporation         NV/MN           8/31           Yes
AXP(R) California Tax-Exempt Trust                   4/7/86      Business Trust****        MA           6/30
  AXP(R) California Tax-Exempt Fund                                                                                     No
AXP(R) Discovery Fund, Inc.                4/29/81, 6/13/86***      Corporation         NV/MN           7/31           Yes
AXP(R) Equity Select Fund, Inc.**          3/18/57, 6/13/86***      Corporation         NV/MN          11/30           Yes
AXP(R) Extra Income Fund, Inc.                      8/17/83         Corporation            MN           5/31           Yes
AXP(R) Federal Income Fund, Inc.                    3/12/85         Corporation            MN           5/31           Yes
  AXP(R) U.S. Government Mortgage Fund                                                                                 Yes
AXP(R) Global Series, Inc.                         10/28/88         Corporation            MN          10/31
  AXP(R) Emerging Markets Fund                                                                                         Yes
  AXP(R) Global Balanced Fund                                                                                          Yes
  AXP(R) Global Bond Fund                                                                                               No
  AXP(R) Global Growth Fund                                                                                            Yes
  AXP(R) Global Technology Fund***                                                                                     Yes
AXP(R) Growth Series, Inc.                 5/21/70, 6/13/86***      Corporation         NV/MN           7/31
  AXP(R) Growth Fund                                                                                                   Yes
  AXP(R) Research Opportunities Fund                                                                                   Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.   12/21/78, 6/13/86***      Corporation         NV/MN          11/30           Yes
AXP(R) International Fund, Inc.                     7/18/84         Corporation            MN          10/31
  AXP(R) European Equity Fund                                                                                           No
  AXP (R)International Fund                                                                                            Yes
AXP(R) Investment Series, Inc.             1/18/40, 6/13/86***      Corporation         NV/MN           9/30
  AXP(R) Diversified Equity Income Fund                                                                                Yes
  AXP(R) Mid Cap Value Fund                                                                                            Yes
  AXP(R) Mutual                                                                                                        Yes
AXP(R) Managed Series, Inc.                         10/9/84         Corporation            MN           9/30
  AXP(R) Managed Allocation Fund                                                                                       Yes
AXP(R) Market Advantage Series, Inc.                8/25/89         Corporation            MN           1/31
  AXP(R) Blue Chip Advantage Fund                                                                                      Yes
  AXP(R) International Equity Index Fund                                                                                No
  AXP(R) Mid Cap Index Fund                                                                                             No
  AXP(R) Nasdaq 100 Index Fund                                                                                          No
  AXP(R) S&P 500 Index Fund                                                                                             No
  AXP(R) Small Company Index Fund                                                                                      Yes
  AXP(R) Total Stock Market Index Fund                                                                                  No
AXP(R) Money Market Series, Inc.           8/22/75, 6/13/86***      Corporation         NV/MN           7/31
  AXP(R) Cash Management Fund                                                                                          Yes
AXP(R) New Dimensions Fund, Inc.           2/20/68, 6/13/86***      Corporation         NV/MN           7/31
  AXP(R) Growth Dimensions Fund                                                                                        Yes
  AXP(R) New Dimensions Fund                                                                                           Yes
AXP(R) Precious Metals Fund, Inc.                   10/5/84         Corporation            MN           3/31            No
AXP(R) Progressive Fund, Inc.              4/23/68, 6/13/86***      Corporation         NV/MN           9/30           Yes
AXP(R) Selective Fund, Inc.                2/10/45, 6/13/86***      Corporation         NV/MN           5/31           Yes
AXP(R) Stock Fund, Inc.                    2/10/45, 6/13/86***      Corporation         NV/MN           9/30           Yes

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------



                                                 Date of              Form of          State of        Fiscal
Fund                                           organization         organization     organization     year end     Diversified
AXP(R) Partners International Series, Inc.           5/9/01         Corporation            MN          10/31
  AXP(R) Partners International Aggressive Growth Fund                                                                 Yes
  AXP(R) Partners International Select Value Fund                                                                      Yes
AXP(R) Partners Series, Inc.                        3/20/01         Corporation            MN           5/31
  AXP(R) Partners Fundamental Value Fund                                                                               Yes
  AXP(R) Partners Select Value Fund                                                                                    Yes
  AXP(R) Partners Small Cap Core Fund                                                                                  Yes
  AXP(R) Partners Small Cap Value Fund                                                                                  No
  AXP(R) Partners Value Fund                                                                                           Yes
AXP(R) Special Tax-Exempt Series Trust               4/7/86      Business Trust****        MA           6/30
  AXP(R) Insured Tax-Exempt Fund                                                                                       Yes
  AXP(R) Massachusetts Tax-Exempt Fund                                                                                  No
  AXP(R) Michigan Tax-Exempt Fund                                                                                       No
  AXP(R) Minnesota Tax-Exempt Fund                                                                                      No
  AXP(R) New York Tax-Exempt Fund                                                                                       No
  AXP(R) Ohio Tax-Exempt Fund                                                                                           No
AXP(R) Strategy Series, Inc.                        1/24/84         Corporation            MN           3/31
  AXP(R) Equity Value Fund                                                                                             Yes
  AXP(R) Focus Growth Fund***                                                                                           No
  AXP(R) Partners Small Cap Growth Fund***                                                                             Yes
  AXP(R) Small Cap Advantage Fund                                                                                      Yes
  AXP(R) Strategy Aggressive Fund                                                                                      Yes
AXP(R) Tax-Exempt Series, Inc.             9/30/76, 6/13/86***      Corporation         NV/MN          11/30
  AXP(R) Intermediate Tax-Exempt Fund                                                                                  Yes
  AXP(R) Tax-Exempt Bond Fund                                                                                          Yes
AXP(R) Tax-Free Money Fund, Inc.           2/29/80, 6/13/86*        Corporation         NV/MN          12/31           Yes
AXP(R) Utilities Income Fund, Inc.***               3/25/88         Corporation            MN           6/30
  AXP(R) Utilities Fund                                                                                                Yes

   * Date merged into a Minnesota corporation incorporated on 4/7/86.
  ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
 *** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R)
     Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 76 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name, address, age               Position held with   Principal occupations during    Other directorships         Committee
                                 Registrant and       past 5 years                                                memberships
                                 length of service
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
H. Brewster Atwater, Jr.         Board member since   Retired chair and chief                                     Board
4900 IDS Tower                   1996                 executive officer, General                                  Effectiveness,
Minneapolis, MN 55402                                 Mills, Inc. (consumer foods)                                Executive,
Born in 1931                                                                                                      Investment
                                                                                                                  Review
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Arne H. Carlson                  Chair of the Board   Chair, Board Services                                       Joint Audit,
901 S. Marquette Ave.            since 1999           Corporation (provides                                       Contracts,
Minneapolis, MN 55402                                 administrative services to                                  Executive,
Born in 1934                                          boards), former Governor of                                 Investment
                                                      Minnesota                                                   Review, Board
                                                                                                                  Effectiveness
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Lynne V. Cheney                  Board member since   Distinguished Fellow, AEI       The Reader's Digest         Joint Audit,
American Enterprise Institute    1994                                                 Association Inc.            Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Livio D. DeSimone                Board member since   Retired chair of the board      Cargill, Incorporated       Joint Audit,
30 Seventh Street East           2001                 and chief executive officer,    (commodity  merchants and   Contracts
Suite 3050                                            Minnesota Mining and            processors), Target
St. Paul, MN 55101-4901                               Manufacturing (3M)              Corporation (department
Born in 1936                                                                          stores), General Mills,
                                                                                      Inc. (consumer foods),
                                                                                      Vulcan Materials Company
                                                                                      (construction  materials/
                                                                                      chemicals) and Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals)
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Ira D. Hall                      Board member since   Private investor; formerly                                  Contracts,
Texaco, Inc.                     2001                 with Texaco Inc., treasurer,                                Investment
2000 Westchester Avenue                               1999-2001 and general                                       Review
White Plains, NY 10650                                manager, alliance management
Born in 1944                                          operations, 1998-1999. Prior
                                                      to that, director,
                                                      International Operations IBM
                                                      Corp.
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Heinz F. Hutter                  Board member since   Retired president and chief                                 Board
P.O. Box 2187                    1994                 operating  officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                                 Incorporated (commodity                                     Executive,
Born in 1929                                          merchants and processors)                                   Investment
                                                                                                                  Review
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Anne P. Jones                    Board member since   Attorney and consultant         Motorola, Inc.              Joint Audit,
5716 Bent Branch Rd.             1985                                                 (electronics)               Board
Bethesda, MD 20816                                                                                                Effectiveness,
Born in 1935                                                                                                      Executive
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

Stephen R. Lewis, Jr.            Board member since   President and professor of                                  Contracts,
Carlton College                  2002                 economics, Carlton College                                  Investment
One North College Street                                                                                          Review
Northfield, MN 55057
Born in 1939

-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
William R. Pearce                Board member since   RII Weyerhaeuser World                                      Executive,
2050 One Financial Plaza         1980                 Timberfund, L.P. (develops                                  Investment
Minneapolis, MN 55402                                 timber resources) --                                        Review, Board
Born in 1927                                          management committee; former                                Effectiveness
                                                      chair, American Express Funds
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

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AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupations during    Other directorships         Committee
                                 Registrant and       past 5 years                                                memberships
                                 length of service
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Alan K. Simpson                  Board member since   Former three-term United        Biogen, Inc.                Joint Audit,
1201 Sunshine Ave.               1997                 States Senator for Wyoming      (bio-pharmaceuticals)       Contracts
Cody, WY 82414
Born in 1931
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
C. Angus Wurtele                 Board member since   Retired chair of the board      Bemis Corporation           Contracts,
4900 IDS Tower                   1994                 and chief executive officer,    (packaging)                 Executive,
Minneapolis, MN 55402                                 The Valspar Corporation                                     Investment
Born in 1934                                                                                                      Review
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Name, address, age               Position held with   Principal occupations during    Other directorships         Committee
                                 Registrant and       past 5 years                                                memberships
                                 length of service
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
David R. Hubers                  Board member since   Retired chief executive         Chronimed Inc. (specialty
50643 AXP Financial Center       1993                 officer and director of AEFC    pharmaceutical
Minneapolis, MN 55474                                                                 distribution), RTW Inc.
Born in 1943                                                                          (manages worker's
                                                                                      compensation programs),
                                                                                      Lawson Software, Inc.
                                                                                      (technology based
                                                                                      business applications)
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
John R. Thomas                   Board member since   Senior vice president -
50652 AXP Financial Center       1987, president      information and technology of
Minneapolis, MN 55474            since 1997           AEFC
Born in 1937
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

William F. Truscott              Board member since   Senior vice president - chief
53600 AXP Financial Center       2001, vice           investment officer of AEFC;
Minneapolis, MN 55474            president since      former chief investment
Born in 1960                     2002                 officer and managing
                                                      director,  Zurich Scudder
                                                      Investments
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupations during    Other directorships         Committee
                                 Registrant and       past 5 years                                                memberships
                                 length of service
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
John M. Knight                   Treasurer since      Vice president - investment
50005 AXP Financial Center       1999                 accounting of AEFC
Minneapolis, MN 55474
Born in 1952
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Leslie L. Ogg                    Vice president,      President of Board Services
901 S. Marquette Ave.            general counsel,     Corporation
Minneapolis, MN 55402            and secretary
Born in 1938                     since 1978
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

Stephen W. Roszell               Vice president       Senior vice president -
50239 AXP Financial Center       since 2002           institutional group of AEFC
Minneapolis, MN  55474
Born in 1949
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------


Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee - Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee - Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee - Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee - Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee - Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001

                                                              Aggregate dollar range of
                                                              equity securities of all
                                 Dollar range of               American Express Funds
                                equity securities         [Registered Investment Companies]
                         in AXP Blue Chip Advantage Fund        overseen by Director
                                      Range                             Range
H. Brewster Atwater, Jr.     [_________none________]                  over $100,000
Arne H. Carlson              [______$1-$10,0000____]               $50,001-$100,000
Lynne V. Cheney              [_________none________]                  over $100,000
Livio D. DeSimone            [_________none________]                  over $100,000
Ira D. Hall                  [_________none________]                  over $100,000
David R. Hubers              [_________none________]                  over $100,000
Heinz F. Hutter              [_________none________]                  over $100,000
Anne P. Jones                [___$50,001-$100,000__]                  over $100,000
William R. Pearce            [_____over $100,000___]                  over $100,000
Alan K. Simpson              [_________none________]                  over $100,000
John R. Thomas               [_________none________]                  over $100,000
C. Angus Wurtele             [_________none________]                  over $100,000

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table
                                                         Total cash compensation from
                                    Aggregate             American Express Funds and
Board member               compensation from the Fund    Preferred Master Trust Group

H. Brewster Atwater, Jr.          $2,915                       $143,367
Lynne V. Cheney                    2,650                        122,367
Livio D. DeSimone                  2,450                        106,867
Ira D. Hall                        2,700                        126,267
Heinz F. Hutter                    2,915                        143,567
Anne P. Jones                      3,015                        150,917
Stephen R. Lewis, Jr.                233                         12,800
William R. Pearce                  2,950                        146,417
Alan K. Simpson                    2,550                        114,717
C. Angus Wurtele                   2,765                        131,217

* Arne H. Carlson, Chair of Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Blue Chip Advantage Fund
-----------------------------------------------------------------------------

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

S-6025-20 U (4/02)

               AXP(R) MARKET ADVANTAGE SERIES, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                               FOR

                     AXP(R) S&P 500 INDEX FUND

                     AXP(R) MID CAP INDEX FUND

               AXP(R) TOTAL STOCK MARKET INDEX FUND

              AXP(R) INTERNATIONAL EQUITY INDEX FUND

                   AXP(R) NASDAQ 100 INDEX(R)FUND

    (singularly and collectively, where the context requires,
                   referred to as the "Fund")


                          April 1, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your selling agent or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Market Advantage Series, Inc.
    AXP(R) Index Funds
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Mutual Fund Checklist                                                   p.  3


Fundamental Investment Policies                                         p.  4

Investment Strategies and Types of Investments                          p.  5

Information Regarding Risks and Investment Strategies                   p.  6

Security Transactions                                                   p. 21

Brokerage Commissions Paid to Brokers Affiliated
   with American Express Financial Corporation                          p. 23

Performance Information                                                 p. 24

Valuing Fund Shares                                                     p. 25

Investing in the Fund                                                   p. 26

Selling Shares                                                          p. 26

Capital Loss Carryover                                                  p. 27

Taxes                                                                   p. 27

Agreements                                                              p. 28

Organizational Information                                              p. 32

Board Members and Officers                                              p. 35

Compensation for Board Members                                          p. 38

Principal Holders of Securities                                         p. 40

Independent Auditors                                                    p. 40

Appendix A: Description of Ratings                                      p. 41

Appendix B: Additional Information about the Indexes                    p. 44

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]  A higher rate of return typically involves a higher risk of loss.

[X]  Past performance is not a reliable indicator of future performance.

[X]  ALL mutual funds have costs that lower investment return.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:
Regular                     Market price    Shares
investment                    of a share    acquired
$100                           $ 6.00        16.7
 100                             4.00        25.0
 100                             4.00        25.0
 100                             6.00        16.7
 100                             5.00        20.0
$500                           $25.00       103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

(All Funds)

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry, unless that industry represents more than 25% of the index tracked by the Fund. For all other industries, in accordance with the current interpretation by the Securities and Exchange Commission
   (SEC), that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets.
o  Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                                         Allowable for the Fund
                                                                                AXP Total    AXP International
                                                 AXP S&P 500    AXP Mid Cap   Stock Market        Equity        AXP Nasdaq 100
Investment strategies & types of investments:     Index Fund    Index Fund     Index Fund       Index Fund        Index Fund
Agency and Government Securities                        yes          yes            yes             yes              yes
Borrowing                                               yes          yes            yes             yes              yes
Cash/Money Market Instruments                           yes          yes            yes             yes              yes
Collateralized Bond Obligations                         yes          yes            yes             yes              yes
Commercial Paper                                        yes          yes            yes             yes              yes
Common Stock                                            yes          yes            yes             yes              yes
Convertible Securities                                  yes          yes            yes             yes              yes
Corporate Bonds                                         yes          yes            yes             yes              yes
Debt Obligations                                        yes          yes            yes             yes              yes
Depositary Receipts                                     yes          yes            yes             yes              yes
Derivative Instruments                                  yes          yes            yes             yes              yes
Foreign Currency Transactions                           yes          yes            yes             yes              yes
Foreign Securities                                      yes          yes            yes             yes              yes
High-Yield (High-Risk) Securities (Junk Bonds)           no           no             no              no               no
Illiquid and Restricted Securities                      yes          yes            yes             yes              yes
Indexed Securities                                      yes          yes            yes             yes              yes
Inverse Floaters                                         no           no             no              no               no
Investment Companies                                    yes          yes            yes             yes              yes
Lending of Portfolio Securities                         yes          yes            yes             yes              yes
Loan Participations                                     yes          yes            yes             yes              yes
Mortgage- and Asset-Backed Securities                    no           no             no              no               no
Mortgage Dollar Rolls                                    no           no             no              no               no
Municipal Obligations                                   yes          yes            yes             yes              yes
Preferred Stock                                         yes          yes            yes             yes              yes
Real Estate Investment Trusts                           yes          yes            yes             yes              yes
Repurchase Agreements                                   yes          yes            yes             yes              yes
Reverse Repurchase Agreements                           yes          yes            yes             yes              yes
Short Sales                                             yes          yes            yes             yes              yes
Sovereign Debt                                          yes          yes            yes             yes              yes
Structured Products                                     yes          yes            yes             yes              yes
Variable- or Floating-Rate Securities                   yes          yes            yes             yes              yes
Warrants                                                yes          yes            yes             yes              yes
When-Issued Securities                                  yes          yes            yes             yes              yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities    yes          yes            yes             yes              yes

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

(All Funds)

o Each Fund normally will invest at least 80% of its total assets in securities that are contained in the applicable index. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in futures contracts.

For additional information about the Indexes, see Appendix B.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Index Funds
--------------------------------------------------------------------------------

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


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All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

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Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

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Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

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The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies.

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Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

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Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments

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equivalent to all interest or other distributions paid on the loaned securities.
The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

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Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

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Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                             Fiscal year           Fiscal year             Fiscal period
Fund                                            2002                  2001                     2000*
S&P 500 Index Fund                           $39,142                $24,492                  $ 3,408
Mid Cap Index Fund                             7,052                  8,044                    2,530
Total Stock Market Index Fund                  4,819                  3,660                    4,854
International Equity Index Fund                3,773                  5,205                   13,474
Nasdaq 100 Index Fund                         22,981                 29,344                    3,153

* For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, Nasdaq 100 Index Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund, and International Equity Index Fund held securities of their regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                        Value of securities
Name of issuer                                      owned at end of fiscal year
S&P 500 Index Fund
      American Express                                    $1,010,934
      Bank of America                                      2,095,936
      Bear Stearns Companies                                 115,660
      FleetBoston Financial                                  742,565
      J.P. Morgan Chase                                    1,419,885
      Lehman Brothers Holdings                               326,246
      Merrill Lynch                                          911,930
      Morgan Stanley, Dean Witter & Co                     1,274,900
      PNC Financial Services Group                           346,731
      Schwab (Charles)                                       415,077
Mid Cap Index Fund
      Edwards (AG)                                            99,388
      E*TRADE Group                                           99,361
      Investment Technology Group                             63,291
      Legg Mason                                             103,725
      LaBranche                                               53,868
Total Stock Market Index Fund
      AmeriTrade Holding                                       5,651
      American Express                                       117,982
      Bank of America                                        249,787
      Bear Stearns Companies                                  14,189
      Edwards (AG)                                             6,206
      E*TRADE Group                                            6,082
      FleetBoston Financial                                   86,303
      Goldman Sachs Group                                     42,098
      Investment Technology Group                              5,957
      J.P. Morgan Chase                                      169,229

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------


                                                        Value of securities
Name of issuer                                      owned at end of fiscal year
Total Stock Market Index Fund (continued)
      Jeffries Group                                        $  4,293
      Legg Mason                                               8,273
      LaBranche                                                6,514
      Lehman Brothers Holdings                                36,077
      Merrill Lynch                                          108,689
      Morgan Stanley, Dean Witter & Co                       149,655
      Raymond James Financial                                  3,855
      Schwab (Charles)                                        48,125
International Equity Index Fund
      Credit Suisse Group                                    132,514

The portfolio turnover rates in the two most recent fiscal years were as follows:
                                                   Fiscal year       Fiscal year
Fund                                                   2002              2001
S&P 500 Index Fund                                      27%              82%
Mid Cap Index Fund                                      58              109
Total Stock Market Index Fund                           24               25
International Equity Index Fund                          6                8
Nasdaq 100 Index Fund                                   77              114

Higher turnover rates may result in higher brokerage expenses.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal periods.

AXP(R) Market Advantage Series, Inc.
      AXP(R) Index Funds
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    ---------
                                        P

where:   P   = a hypothetical initial payment of $1,000
         ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Fund                              Net assets                  Shares outstanding         Net asset value of one share
S&P 500 Index Fund                              divided by                        equals
     Class D                    $ 38,113,250                        8,739,687                      $4.36
     Class E                     186,946,850                       42,770,397                       4.37
Mid Cap Index Fund
     Class D                      12,884,621                        2,246,915                       5.73
     Class E                      13,137,828                        2,287,624                       5.74
Total Stock Market Index Fund
     Class D                      10,942,621                        2,418,142                       4.53
     Class E                      21,442,549                        4,736,572                       4.53
International Equity Index Fund
     Class D                       7,881,907                        2,228,092                       3.54
     Class E                      11,280,618                        3,181,017                       3.55
Nasdaq 100 Index Fund
     Class D                      16,169,019                        5,188,985                       3.12
     Class E                      12,649,628                        4,038,309                       3.13


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Market Advantage Series, Inc.
     AXP(R) Index Funds
--------------------------------------------------------------------------------

Investing in the Fund

Class E shares are available to certain institutional investors. Class E shares are sold without a sales charge and are not subject to a distribution fee. The following institutional investors are eligible to purchase Class E shares:

o  Qualified employee benefit plans* if the plan:

   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million invested in American Express mutual funds.


o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


Eligibility must be determined in advance. To do so, contact your financial advisor.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------


Capital Loss Carryover

For federal income tax purposes, S&P 500 Index Fund, Total Stock Market Index Fund, International Equity Index Fund and Nasdaq 100 Index Fund had total capital loss carryovers of $328,005, $178,882, $654,818 and $6,252,188, respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                                 2010               2011
S&P 500 Index Fund                               $  328,005         $       --
Total Stock Market Index Fund                        57,111            121,771
International Equity Index Fund                      98,613            556,205
Nasdaq 100 Index Fund                             2,330,492          3,921,696

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

You may be able to defer taxes on current income from a Fund by investing through an IRA 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the following percent of each Fund's net investment income dividends qualified for the corporate deduction.


                                                                   Fiscal year
Fund                                                                  2002
S&P 500 Index Fund                                                   77.21%
Mid Cap Index Fund                                                   73.78
Total Stock Market Index Fund                                        84.61
International Equity Index Fund                                          0
Nasdaq 100 Index Fund                                                    0

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.


Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

                                                          Annual rate at each asset level
                               AXP S&P 500    AXP Mid Cap    AXP Total Stock      AXP International    AXP Nasdaq 100
Assets (billions)              Index Fund      Index Fund    Market Index Fund     Equity Index Fund     Index Fund
First     $0.25                    0.24%           0.26%            0.30%                0.50%              0.38%
Next       0.25                    0.24            0.26             0.30                 0.50               0.38
Next       0.25                    0.24            0.26             0.29                 0.49               0.37
Next       0.25                    0.24            0.26             0.29                 0.49               0.37
Next       1.00                    0.23            0.25             0.28                 0.48               0.36
Next       3.00                    0.22            0.24             0.27                 0.47               0.35
Over       5.00                    0.21            0.23             0.26                 0.46               0.34

On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


Fund                                             Daily rate
S&P 500 Index Fund                                 0.24%
Mid Cap Index Fund                                 0.26
Total Stock Market Index Fund                      0.30
International Equity Index Fund                    0.50
Nasdaq 100 Index Fund                              0.38

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------


The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past three fiscal periods. AEFC has agreed to certain fee waivers and expense reimbursements as discussed in the Fund's prospectus.

                                               Fiscal year      Fiscal year           Fiscal year
Fund                                              2002             2001                  2000
S&P 500 Index Fund                              $364,427          $ 91,192               $ 8,319
Mid Cap Index Fund                                56,384            42,990                 8,233
Total Stock Market Index Fund                     91,184            82,421                19,190
International Equity Index Fund                  101,603           113,407                29,704
Nasdaq 100 Index Fund                            100,598           160,582                17,173

Under the Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Funds, approved by the board. Under the Agreement each Fund pays nonadvisory expenses, net of earnings credits. The table below shows the expenses paid over the past three fiscal periods.

                                               Fiscal year      Fiscal year          Fiscal period
Fund                                              2002             2001                  2000
S&P 500 Index Fund                             $(240,556)         $(18,972)               $1,122
Mid Cap Index Fund                                11,377             8,779                 2,525
Total Stock Market Index Fund                     16,333             5,520                 5,216
International Equity Index Fund                    1,615             6,865                   151
Nasdaq 100 Index Fund                            (64,023)           (9,480)                3,726

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.

Sub-Investment Adviser
SSgA Funds Management, Inc. (Sub-Adviser) manages the assets of AXP International Equity Index Fund. Sub-Adviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Sub-Advisory Agreement with AEFC. Sub-Adviser is a wholly-owned subsidiary of State Street Corporation. State Street Corporation services financial assets, including custody, pricing and asset management, for retail and institutional clients.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

                                                      Annual rate at each asset level
Assets                         AXP S&P 500      AXP Mid Cap     AXP Total Stock    AXP International   AXP Nasdaq 100
(billions)                      Index Fund      Index Fund     Market Index Fund   Equity Index Fund     Index Fund
First     $0.25                    0.080%          0.080%           0.110%               0.100%             0.060%
Next       0.25                    0.080           0.080            0.110                0.100              0.060
Next       0.25                    0.080           0.080            0.105                0.095              0.055
Next       0.25                    0.080           0.080            0.105                0.095              0.055
Next       1.00                    0.075           0.075            0.100                0.090              0.050
Next       3.00                    0.070           0.070            0.095                0.085              0.045
Over       5.00                    0.065           0.065            0.090                0.080              0.040

On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


Fund                                             Daily rate
S&P 500 Index Fund                                 0.080%
Mid Cap Index Fund                                 0.080
Total Stock Market Index Fund                      0.110
International Equity Index Fund                    0.100
Nasdaq 100 Index Fund                              0.060

The following fees were paid under the agreement for the three most recent fiscal periods.

                                            Fiscal year      Fiscal year          Fiscal period
Fund                                           2002             2001                  2000
S&P 500 Index Fund                          $122,897          $28,673               $3,622
Mid Cap Index Fund                            15,767           13,227                3,382
Total Stock Market Index Fund                 33,591           27,809                6,935
International Equity Index Fund               20,320           22,682                8,210
Nasdaq 100 Index Fund                         16,116           23,913                2,712

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $19 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

PLAN AND AGREEMENT OF DISTRIBUTION
For Class D shares, to help defray the cost of distribution and servicing, the Fund and the Distributor entered into a Plan and Agreement of Distribution
(Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee for expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D shares.

Expenses covered under this Plan include sales commissions, business, employee and financial advisor expenses charged to distribution of Class D shares; and overhead appropriately allocated to the sale of Class D shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The following fees were paid under the Plan for Class D shares for the most recent fiscal year.


                                            Fiscal year
Fund                                           2002
S&P 500 Index Fund                           $70,453
Mid Cap Index Fund                            25,987
Total Stock Market Index Fund                 22,922
International Equity Index Fund               19,594
Nasdaq 100 Index Fund                         40,236


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $78 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $217 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,200 financial advisors.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                 Date of            Form of            State of        Fiscal
Fund                                           organization       organization       organization     year end       Diversified
AXP(R) Bond Fund, Inc.                       6/27/74, 6/31/86*        Corporation         NV/MN           8/31           Yes
AXP(R) California Tax-Exempt Trust                     4/7/86      Business Trust**          MA           6/30
  AXP(R) California Tax-Exempt Fund                                                                                       No
AXP(R) Discovery Fund, Inc.                  4/29/81, 6/13/86*        Corporation         NV/MN           7/31           Yes

AXP(R) Equity Select Fund, Inc.              3/18/57, 6/13/86*        Corporation         NV/MN          11/30           Yes

AXP(R) Extra Income Fund, Inc.                        8/17/83         Corporation            MN           5/31           Yes
AXP(R) Federal Income Fund, Inc.                      3/12/85         Corporation            MN           5/31           Yes

  AXP(R) U.S. Government Mortgage Fund                                                                                   Yes

AXP(R) Global Series, Inc.                           10/28/88         Corporation            MN          10/31
  AXP(R) Emerging Markets Fund                                                                                           Yes
  AXP(R) Global Balanced Fund                                                                                            Yes
  AXP(R) Global Bond Fund                                                                                                 No
  AXP(R) Global Growth Fund                                                                                              Yes

  AXP(R) Global Technology Fund***                                                                                       Yes

AXP(R) Growth Series, Inc.                   5/21/70, 6/13/86*        Corporation         NV/MN           7/31
  AXP(R) Growth Fund                                                                                                     Yes
  AXP(R) Research Opportunities Fund                                                                                     Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.     12/21/78, 6/13/86*        Corporation         NV/MN          11/30           Yes
AXP(R) International Fund, Inc.                       7/18/84         Corporation            MN          10/31
  AXP(R) European Equity Fund                                                                                             No
  AXP(R) International Fund                                                                                              Yes
AXP(R) Investment Series, Inc.               1/18/40, 6/13/86*        Corporation         NV/MN           9/30
  AXP(R) Diversified Equity Income Fund                                                                                  Yes

  AXP(R) Mid Cap Value Fund                                                                                              Yes

  AXP(R) Mutual                                                                                                          Yes
AXP(R) Managed Series, Inc.                           10/9/84         Corporation            MN           9/30
  AXP(R) Managed Allocation Fund                                                                                         Yes
AXP(R) Market Advantage Series, Inc.                  8/25/89         Corporation            MN           1/31
  AXP(R) Blue Chip Advantage Fund                                                                                        Yes
  AXP(R) International Equity Index Fund                                                                                  No
  AXP(R) Mid Cap Index Fund                                                                                               No
  AXP(R) Nasdaq 100 Index Fund                                                                                            No
  AXP(R) S&P 500 Index Fund                                                                                               No
  AXP(R) Small Company Index Fund                                                                                        Yes
  AXP(R) Total Stock Market Index Fund                                                                                    No
AXP(R) Money Market Series, Inc.             8/22/75, 6/13/86*        Corporation         NV/MN           7/31
  AXP(R) Cash Management Fund                                                                                            Yes
AXP(R) New Dimensions Fund, Inc.             2/20/68, 6/13/86*        Corporation         NV/MN           7/31
  AXP(R) Growth Dimensions Fund                                                                                          Yes
  AXP(R) New Dimensions Fund                                                                                             Yes
AXP(R) Precious Metals Fund, Inc.                     10/5/84         Corporation            MN           3/31            No
AXP(R) Progressive Fund, Inc.                4/23/68, 6/13/86*        Corporation         NV/MN           9/30           Yes
AXP(R) Selective Fund, Inc.                  2/10/45, 6/13/86*        Corporation         NV/MN           5/31           Yes
AXP(R) Stock Fund, Inc.                      2/10/45, 6/13/86*        Corporation         NV/MN           9/30           Yes

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                 Date of            Form of            State of        Fiscal
Fund                                           organization       organization       organization     year end       Diversified
AXP(R) Partners International Series, Inc.             5/9/01         Corporation            MN          10/31
  AXP(R) Partners International Aggressive Growth Fund                                                                   Yes
  AXP(R) Partners International Select Value Fund                                                                        Yes
AXP(R) Partners Series, Inc.                          3/20/01         Corporation            MN           5/31
  AXP(R) Partners Fundamental Value Fund                                                                                 Yes

  AXP(R) Partners Select Value Fund                                                                                      Yes
  AXP(R) Partners Small Cap Core Fund                                                                                    Yes

  AXP(R) Partners Small Cap Value Fund                                                                                    No
  AXP(R) Partners Value Fund                                                                                             Yes
AXP(R) Special Tax-Exempt Series Trust                 4/7/86      Business Trust**          MA           6/30
  AXP(R) Insured Tax-Exempt Fund                                                                                         Yes
  AXP(R) Massachusetts Tax-Exempt Fund                                                                                    No
  AXP(R) Michigan Tax-Exempt Fund                                                                                         No
  AXP(R) Minnesota Tax-Exempt Fund                                                                                        No
  AXP(R) New York Tax-Exempt Fund                                                                                         No
  AXP(R) Ohio Tax-Exempt Fund                                                                                             No

AXP(R) Strategy Series, Inc.                          1/24/84         Corporation            MN           3/31

  AXP(R) Equity Value Fund                                                                                               Yes

  AXP(R) Focused Growth Fund***                                                                                           No
  AXP(R) Partners Small Cap Growth Fund***                                                                               Yes
  AXP(R) Small Cap Advantage Fund                                                                                        Yes

  AXP(R) Strategy Aggressive Fund                                                                                        Yes
AXP(R) Tax-Exempt Series, Inc.               9/30/76, 6/13/86*        Corporation         NV/MN          11/30
  AXP(R) Intermediate Tax-Exempt Fund                                                                                    Yes
  AXP(R) Tax-Exempt Bond Fund                                                                                            Yes
AXP(R) Tax-Free Money Fund, Inc.             2/29/80, 6/13/86*        Corporation         NV/MN          12/31           Yes

AXP(R) Utilities Income Fund, Inc.***                 3/25/88         Corporation            MN           6/30
  AXP(R) Utilities Fund                                                                                                  Yes

  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 76 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name, address, age               Position held with   Principal occupations during    Other directorships         Committee
                                 Registrant and       past 5 years                                                memberships
                                 length of service
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
H. Brewster Atwater, Jr.         Board member since   Retired chair and chief                                     Board
4900 IDS Tower                   1996                 executive officer, General                                  Effectiveness,
Minneapolis, MN 55402                                 Mills, Inc. (consumer foods)                                Executive,
Born in 1931                                                                                                      Investment
                                                                                                                  Review
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Arne H. Carlson                  Chair of the Board   Chair, Board Services                                       Joint Audit,
901 S. Marquette Ave.            since 1999           Corporation (provides                                       Contracts,
Minneapolis, MN 55402                                 administrative services to                                  Executive,
Born in 1934                                          boards), former Governor of                                 Investment
                                                      Minnesota                                                   Review, Board
                                                                                                                  Effectiveness
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Lynne V. Cheney                  Board member since   Distinguished Fellow, AEI       The Reader's Digest         Joint Audit,
American Enterprise Institute    1994                                                 Association Inc.            Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Livio D. DeSimone                Board member since   Retired chair of the board      Cargill, Incorporated       Joint Audit,
30 Seventh Street East           2001                 and chief executive officer,    (commodity  merchants and   Contracts
Suite 3050                                            Minnesota Mining and            processors), Target
St. Paul, MN 55101-4901                               Manufacturing (3M)              Corporation (department
Born in 1936                                                                          stores), General Mills,
                                                                                      Inc. (consumer foods),
                                                                                      Vulcan Materials Company
                                                                                      (construction  materials/
                                                                                      chemicals) and Milliken &
                                                                                      Company (textiles and
                                                                                      chemicals)
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

Ira D. Hall                      Board member since   Private investor; formerly                                  Contracts,
Texaco, Inc.                     2001                 with Texaco Inc., treasurer,                                Investment
2000 Westchester Avenue                               1999-2001 and general                                       Review
White Plains, NY 10650                                manager, alliance management
Born in 1944                                          operations, 1998-1999. Prior
                                                      to that, director,
                                                      International Operations IBM
                                                      Corp.

-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Heinz F. Hutter                  Board member since   Retired president and chief                                 Board
P.O. Box 2187                    1994                 operating  officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                                 Incorporated (commodity                                     Executive,
Born in 1929                                          merchants and processors)                                   Investment
                                                                                                                  Review
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
Anne P. Jones                    Board member since   Attorney and consultant         Motorola, Inc.              Joint Audit,
5716 Bent Branch Rd.             1985                                                 (electronics)               Board
Bethesda, MD 20816                                                                                                Effectiveness,
Born in 1935                                                                                                      Executive
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

Stephen R. Lewis, Jr.            Board member since   President and professor of                                  Contracts,
Carlton College                  2002                 economics, Carlton College                                  Investment
One North College Street                                                                                          Review
Northfield, MN 55057
Born in 1939

-------------------------------- -------------------- ------------------------------- --------------------------- ----------------
William R. Pearce                Board member since   RII Weyerhaeuser World                                      Executive,
2050 One Financial Plaza         1980                 Timberfund, L.P. (develops                                  Investment
Minneapolis, MN 55402                                 timber resources) --                                        Review, Board
Born in 1927                                          management committee; former                                Effectiveness
                                                      chair, American Express Funds
-------------------------------- -------------------- ------------------------------- --------------------------- ----------------

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Independent Board Members (continued)

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term      Biogen, Inc.           Joint Audit,
1201 Sunshine Ave.                 1997                   United States          (bio-pharmaceuticals)  Contracts
Cody, WY 82414                                            Senator for Wyoming
Born in 1931
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
C. Angus Wurtele                   Board member since     Retired chair of the   Bemis Corporation      Contracts,
4900 IDS Tower                     1994                   board and chief        (packaging)            Executive,
Minneapolis, MN 55402                                     executive officer,                            Investment Review
orn in 1934                                               The Valspar
                                                          Corporation
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
David R. Hubers                    Board member since     Retired chief          Chronimed Inc.
50643 AXP Financial Center         1993                   executive officer      (specialty
Minneapolis, MN 55474                                     and director of AEFC   pharmaceutical
Born in 1943                                                                     distribution), RTW
                                                                                 Inc. (manages
                                                                                 worker's
                                                                                 compensation
                                                                                 programs), Lawson
                                                                                 Software, Inc.
                                                                                 (technology based
                                                                                 business
                                                                                 applications)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John R. Thomas                     Board member since     Senior vice
50652 AXP Financial Center         1987, president        president -
Minneapolis, MN 55474              since 1997             information and
Born in 1937                                              technology of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
William F. Truscott                Board member since     Senior vice
53600 AXP Financial Center         2001, vice president   president - chief
Minneapolis, MN 55474              since 2002             investment officer
Born in 1960                                              of AEFC; former
                                                          chief investment
                                                          officer and managing
                                                          director, Zurich
                                                          Scudder Investments
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John M. Knight                     Treasurer since 1999   Vice president -
50005 AXP Financial Center                                investment
Minneapolis, MN 55474                                     accounting of AEFC
Born in 1952
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Leslie L. Ogg                      Vice president,        President of Board
901 S. Marquette Ave.              general counsel, and   Services Corporation
Minneapolis, MN 55402              secretary since 1978
Born in 1938
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Stephen W. Roszell                 Vice president since   Senior vice
50239 AXP Financial Center         2002                   president -
Minneapolis, MN55474                                      institutional group
Born in 1949                                              of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------


Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

DIRECTORS' HOLDINGS
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                   Aggregate dollar range of
                                                   equity securities of all
                           Dollar range of          American Express Funds
                          equity securities    (Registered Investment Companies)
                            in the Fund*             overseen by Director
                                Range                        Range
H. Brewster Atwater, Jr.         none                      over $100,000
Arne H. Carlson                  none                   $50,001-$100,000
Lynne V. Cheney                  none                      over $100,000
Livio D. DeSimone                none                      over $100,000
Ira D. Hall                      none                      over $100,000
David R. Hubers                  none                      over $100,000
Heinz F. Hutter                  none                      over $100,000
Anne P. Jones                    none                      over $100,000
William R. Pearce                none                      over $100,000
Alan K. Simpson                  none                      over $100,000
John R. Thomas                   none                      over $100,000
C. Angus Wurtele                 none                      over $100,000

* S&P 500 Index Fund, Mid Cap Index Fund, Total Stock Market Index Fund, International Equity Index Fund and Nasdaq 100 Index Fund.


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Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:

Compensation Table -- S&P 500 Index Fund
                                                             Total cash compensation from
                                    Aggregate                   American Express Funds
Board member*               compensation from the Fund     and Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                                $143,367
Lynne V. Cheney                       1,000                                 122,367
Livio D. DeSimone                       800                                 106,867
Ira D. Hall                           1,050                                 126,267
Heinz F. Hutter                       1,265                                 143,567
Anne P. Jones                         1,365                                 150,917
Stephen R. Lewis, Jr.                   108                                  12,800
William R. Pearce                     1,300                                 146,417
Alan K. Simpson                         900                                 114,717
C. Angus Wurtele                      1,115                                 131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- Mid Cap Index Fund
                                                             Total cash compensation from
                                   Aggregate                    American Express Funds
Board member*               compensation from the Fund     and Preferred Master Trust Group
H. Brewster Atwater, Jr.               $633                                $143,367
Lynne V. Cheney                         383                                 122,367
Livio D. DeSimone                       283                                 106,867
Ira D. Hall                             433                                 126,267
Heinz F. Hutter                         633                                 143,567
Anne P. Jones                           583                                 150,917
Stephen R. Lewis, Jr.                   108                                  12,800
William R. Pearce                       633                                 146,417
Alan K. Simpson                         383                                 114,717
C. Angus Wurtele                        433                                 131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- Total Stock Market Index Fund
                                                             Total cash compensation from
                                     Aggregate                  American Express Funds
Board member*               compensation from the Fund     and Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                                $143,367
Lynne V. Cheney                       1,000                                 122,367
Livio D. DeSimone                       800                                 106,867
Ira D. Hall                           1,050                                 126,267
Heinz F. Hutter                       1,265                                 143,567
Anne P. Jones                         1,365                                 150,917
Stephen R. Lewis, Jr.                   108                                  12,800
William R. Pearce                     1,300                                 146,417
Alan K. Simpson                         900                                 114,717
C. Angus Wurtele                      1,115                                 131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

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--------------------------------------------------------------------------------


Compensation Table -- International Equity Index Fund
                                                             Total cash compensation from
                                    Aggregate                   American Express Funds
Board member*               compensation from the Fund     and Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                                $143,367
Lynne V. Cheney                       1,000                                 122,367
Livio D. DeSimone                       800                                 106,867
Ira D. Hall                           1,050                                 126,267
Heinz F. Hutter                       1,265                                 143,567
Anne P. Jones                         1,365                                 150,917
Stephen R. Lewis, Jr.                   108                                  12,800
William R. Pearce                     1,300                                 146,417
Alan K. Simpson                         900                                 114,717
C. Angus Wurtele                      1,115                                 131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

Compensation Table -- Nasdaq 100 Index Fund
                                                             Total cash compensation from
                                   Aggregate                    American Express Funds
Board member*               compensation from the Fund     and Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                                $143,367
Lynne V. Cheney                       1,000                                 122,367
Livio D. DeSimone                       800                                 106,867
Ira D. Hall                           1,050                                 126,267
Heinz F. Hutter                       1,265                                 143,567
Anne P. Jones                         1,365                                 150,917
Stephen R. Lewis, Jr.                   108                                  12,800
William R. Pearce                     1,300                                 146,417
Alan K. Simpson                         900                                 114,717
C. Angus Wurtele                      1,115                                 131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

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Principal Holders of Securities

As of 30 days prior to the date of this SAI, American Express Financial Corporation, Minneapolis, MN held the following percent of Fund shares:

Fund                                         Percentage
Mid Cap Index Fund
     Class D                                   29.73%
     Class E                                   67.83%
Total Stock Market Index Fund
     Class D                                   49.65%
     Class E                                   39.72%
International Equity Index Fund
     Class D                                   55.01%
     Class E                                   91.17%

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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--------------------------------------------------------------------------------

Appendix A

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Index Funds
--------------------------------------------------------------------------------

Appendix B

ADDITIONAL INFORMATION ABOUT THE INDEXES
AXP S&P 500 Index Fund and AXP Mid Cap Index Fund (S&P 500 Index Fund and Mid Cap Index Fund) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of S&P 500 Index Fund or Mid Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in S&P 500 Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Indexes to track general stock market performance. S&P's only relationship to S&P 500 Index Fund and Mid Cap Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to S&P 500 Index Fund and Mid Cap Index Fund. S&P has no obligation to take the needs of S&P 500 Index Fund and Mid Cap Index Fund or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Index Fund and Mid Cap Index Fund or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of S&P 500 Index Fund and Mid Cap Index Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEXES) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AXP Total Stock Market Index Fund (Total Stock Market Index Fund) is not sponsored, endorsed, sold or promoted by Wilshire Associates Incorporated (Wilshire). Wilshire makes no representation or warranty, express or implied, to the shareholders of Total Stock Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Total Stock Market Index Fund particularly or the ability of the Wilshire 5000 Index to track general stock market performance. Wilshire's only relationship to Total Stock Market Index Fund is the licensing of certain trademarks and trade names of Wilshire. The Wilshire 5000 Index is composed and calculated without regard to Total Stock Market Index Fund. Wilshire has no obligation to take the needs of Total Stock Market Index Fund or its shareholders into consideration in determining, composing or calculating the Wilshire 5000 Index. Wilshire does not guarantee the accuracy or the completeness of the Wilshire 5000 Index or any data included therein and Wilshire shall have no liability for any errors, omissions or interruptions therein. Wilshire makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or any other person or entity from the use of the Wilshire 5000 Index or any data included therein. Wilshire makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Wilshire have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

AXP International Equity Index Fund (International Equity Index Fund) is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of International Equity Index Fund or any member of the public regarding the advisability of investing in funds generally or in International Equity Index Fund particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to International Equity Fund. MSCI has no obligation to take the needs of International Equity Index Fund or the owners of shares of International Equity Index Fund into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of International Equity Index Fund to be issued or in the determination or calculation of the equation by which the shares of International Equity Index Fund are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of International Equity Index Fund in connection with the administration, marketing or trading of the fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI EAFE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI EAFE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS

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AXP(R) Market Advantage Series, Inc.
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--------------------------------------------------------------------------------

HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AXP Nasdaq 100 Index Fund (Nasdaq 100 Index Fund) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Nasdaq 100 Index Fund. The Corporations make no representation or warranty, express or implied, to the owners of shares of Nasdaq 100 Index Fund or any member of the public regarding the advisability of investing in securities generally or in Nasdaq 100 Index Fund particularly or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to AEFA (Licensee) is the licensing of the Nasdaq-100,, Nasdaq-100 Index,, or Nasdaq, trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index, which is determined, composed and calculated by Nasdaq without regard to the Licensee or Nasdaq 100 Index Fund. Nasdaq has no obligation to take the needs of the Licensee or the shareholders of Nasdaq 100 Index Fund into consideration in determining, composing or calculating the Nasdaq-100 Index,. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of shares of Nasdaq 100 Index Fund to be issued or in the determination or calculation of the equation by which the shares of Nasdaq 100 Index Fund are redeemable for cash. The Corporations have no liability in connection with the administration, marketing or trading of Nasdaq 100 Index Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, SHAREHOLDERS OF NASDAQ 100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-6434-20 F (4/02)

                      AXP(R) MARKET ADVANTAGE SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                   AXP(R) SMALL COMPANY INDEX FUND (the Fund)


                                  April 1, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.



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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
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Table of Contents

Mutual Fund Checklist                                         p. 3

Fundamental Investment Policies                               p. 4


Investment Strategies and Types of Investments                p. 5

Information Regarding Risks and Investment Strategies         p. 6

Security Transactions                                         p.21

Brokerage Commissions Paid to Brokers Affiliated with
  American Express Financial Corporation                      p.23

Performance Information                                       p.23

Valuing Fund Shares                                           p.25

Investing in the Fund                                         p.26

Selling Shares                                                p.28

Pay-out Plans                                                 p.28

Capital Loss Carryover                                        p.29

Taxes                                                         p.29

Agreements                                                    p.30

Organizational Information                                    p.33

Board Members and Officers                                    p.36

Compensation for Board Members                                p.39

Independent Auditors                                          p.39

Appendix: Description of Ratings                              p.40

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:
Regular                       Market price                 Shares
investment                     of a share                 acquired
  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o   Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o   Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                              yes
Borrowing                                                     yes
Cash/Money Market Instruments                                 yes
Collateralized Bond Obligations                               yes
Commercial Paper                                              yes
Common Stock                                                  yes
Convertible Securities                                        yes
Corporate Bonds                                               yes
Debt Obligations                                              yes
Depositary Receipts                                           yes
Derivative Instruments                                        yes
Foreign Currency Transactions                                 yes
Foreign Securities                                            yes
High-Yield (High-Risk) Securities (Junk Bonds)                 no
Illiquid and Restricted Securities                            yes
Indexed Securities                                            yes
Inverse Floaters                                               no
Investment Companies                                          yes
Lending of Portfolio Securities                               yes
Loan Participations                                           yes
Mortgage- and Asset-Backed Securities                          no
Mortgage Dollar Rolls                                          no
Municipal Obligations                                         yes
Preferred Stock                                               yes
Real Estate Investment Trusts                                 yes
Repurchase Agreements                                         yes
Reverse Repurchase Agreements                                 yes
Short Sales                                                    no
Sovereign Debt                                                yes
Structured Products                                           yes
Variable- or Floating-Rate Securities                         yes
Warrants                                                      yes
When-Issued Securities                                        yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities          yes

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.
o The Fund will not invest more than 10% of its total assets in securities of investment companies.
o   The Fund will not invest in a company to control or manage it.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing
The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.


Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business

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AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $348,088 for fiscal year ended Jan. 31, 2002, $84,924 for fiscal year 2001, and $134,054 for fiscal year 2000.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                     Value of securities
Name of issuer                                   owned at end of fiscal year
Jeffries Group                                          $3,163,615
Morgan Stanley, Dean Witter & Co.                        4,091,572
Raymond James Financial                                  4,863,416

The portfolio turnover rate was 20% in the most recent fiscal year, and 44% in the year before.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.


Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P = a hypothetical initial payment of $1,000
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Standard & Poor's Small Capitalization Stock(R) Index total return
The Standard & Poor's Small Capitalization Stock Index ("S&P SmallCap 600(R) Index") consists of 600 domestic stocks chosen for market size, liquidity (bid/asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market value weighted index.

The S&P SmallCap 600 Index is valued at the end of every day using composite prices and available shares. A geometric rate of return is calculated from the daily valuations.

S&P uses the ex-dividend date rather than the payment date to determine the total daily dividends for each day because the marketplace price adjustment for the dividend occurs on the ex-date. Treatment of special dividends, such as stock dividends and extraordinary dividends, paid by companies in the S&P SmallCap 600 Index is decided on a case-by-case basis.

The S&P SmallCap 600 Index total-return calculation assumes the reinvestment of dividends on a daily basis. Monthly, quarterly, and annual total-return numbers for the S&P SmallCap 600 Index are calculated by daily compounding of the reinvested dividends. The year-to-date total-return index is also calculated assuming daily reinvestment of dividends; however, the base period is the last day of the prior year.

The total return calculations for the S&P SmallCap 600 Index industry groups are calculated with dividends reinvested on a MONTHLY, not a daily basis. The quarterly and annual industry total return numbers are calculated by compounding the monthly total returns.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. The S&P SmallCap 600 Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                Net assets              Shares outstanding            Net asset value of one share

Class A        $705,013,779   divided by   110,981,117      equals              $6.35
Class B         455,037,032                 75,294,366                           6.04
Class Y           8,112,090                  1,266,674                           6.40


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $6.35, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $6.74. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                    Sales charge as a percentage
Total market value         Public offering price       Net amount invested

Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00


* The sales charge will be waived until Dec. 31, 2002.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59-1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                       Number of participants
Total plan assets                  1-99                    100 or more
Less than $1 million                4%                         0%
$1 million or more                  0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o   Qualified employee benefit plans* if the plan:

    -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
    -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.
o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan -#-1: Pay-out for a fixed period of time
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan -#-2: Redemption of a fixed number of shares
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan -#-3: Redemption of a fixed dollar amount
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan -#-4: Redemption of a percentage of net asset value
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $2,982,099 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2010.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.


For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 40.88% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level
First $0.25                                          0.380%
Next   0.25                                          0.370
Next   0.25                                          0.360
Next   0.25                                          0.350
Over   1.00                                          0.340


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.361% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small-Cap Core Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $223,988 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,135,567 for fiscal year 2002, $3,171,826 for fiscal year 2001, and $3,549,810 for fiscal year 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $569,422 for fiscal year 2002, $391,380 for fiscal year 2001, and $531,374 for fiscal year 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administrative and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.100%
Next   0.25                                          0.080
Next   0.25                                          0.060
Next   0.25                                          0.040
Over   1.00                                          0.020

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.063% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $730,484 for fiscal year 2002, $719,985 for fiscal year 2001, and $700,105 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19, Class B is $20, and Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,983,798 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $409,955. The amounts were $1,836,134 and $558,508 for fiscal year 2001, and $3,007,219 and $550,688 for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A and Class B shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A and Class B shares; and overhead appropriately allocated to the sale of Class A and Class B shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $1,622,199 for Class A shares and $4,202,138 for Class B shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $78 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $217 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,200 financial advisors.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                 Date of                 Form of          State of         Fiscal
Fund                                          organization            organization      organization      year end       Diversified
AXP(R) Bond Fund, Inc.                      6/27/74, 6/31/86*          Corporation          NV/MN           8/31             Yes
AXP(R) California Tax-Exempt Trust                    4/7/86        Business Trust**           MA           6/30
     AXP(R) California Tax-Exempt Fund                                                                                        No
AXP(R) Discovery Fund, Inc.                 4/29/81, 6/13/86*          Corporation          NV/MN           7/31             Yes
AXP(R) Equity Select Fund, Inc.**           3/18/57, 6/13/86*          Corporation          NV/MN          11/30             Yes
AXP(R) Extra Income Fund, Inc.                       8/17/83           Corporation             MN           5/31             Yes
AXP(R) Federal Income Fund, Inc.                     3/12/85           Corporation             MN           5/31             Yes
     AXP(R) U.S. Government Mortgage Fund                                                                                    Yes
AXP(R) Global Series, Inc.                          10/28/88           Corporation             MN          10/31
     AXP(R) Emerging Markets Fund                                                                                            Yes
     AXP(R) Global Balanced Fund                                                                                             Yes
     AXP(R) Global Bond Fund                                                                                                  No
     AXP(R) Global Growth Fund                                                                                               Yes
     AXP(R) Global Technology Fund***                                                                                        Yes
AXP(R) Growth Series, Inc.                  5/21/70, 6/13/86*          Corporation          NV/MN           7/31
     AXP(R) Growth Fund                                                                                                      Yes
     AXP(R) Research Opportunities Fund                                                                                      Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.    12/21/78, 6/13/86*          Corporation          NV/MN          11/30             Yes
AXP(R) International Fund, Inc.                      7/18/84           Corporation             MN          10/31
     AXP(R) European Equity Fund                                                                                              No
     AXP(R) International Fund                                                                                               Yes
AXP(R) Investment Series, Inc.              1/18/40, 6/13/86*          Corporation          NV/MN           9/30
     AXP(R) Diversified Equity Income Fund                                                                                   Yes
     AXP(R) Mid Cap Value Fund                                                                                               Yes
     AXP(R) Mutual                                                                                                           Yes
AXP(R) Managed Series, Inc.                          10/9/84           Corporation             MN           9/30
     AXP(R) Managed Allocation Fund                                                                                          Yes
AXP(R) Market Advantage Series, Inc.                 8/25/89           Corporation             MN           1/31
     AXP(R) Blue Chip Advantage Fund                                                                                         Yes
     AXP(R) International Equity Index Fund                                                                                   No
     AXP(R) Mid Cap Index Fund                                                                                                No
     AXP(R) Nasdaq 100 Index Fund                                                                                             No
     AXP(R) S&P 500 Index Fund                                                                                                No
     AXP(R) Small Company Index Fund                                                                                         Yes
     AXP(R) Total Stock Market Index Fund                                                                                     No
AXP(R) Money Market Series, Inc.            8/22/75, 6/13/86*          Corporation          NV/MN           7/31
     AXP(R) Cash Management Fund                                                                                             Yes
AXP(R) New Dimensions Fund, Inc.            2/20/68, 6/13/86*          Corporation          NV/MN           7/31
     AXP(R) Growth Dimensions Fund                                                                                           Yes
     AXP(R) New Dimensions Fund                                                                                              Yes
AXP(R) Precious Metals Fund, Inc.                    10/5/84           Corporation             MN           3/31              No
AXP(R) Progressive Fund, Inc.               4/23/68, 6/13/86*          Corporation          NV/MN           9/30             Yes
AXP(R) Selective Fund, Inc.                 2/10/45, 6/13/86*          Corporation          NV/MN           5/31             Yes
AXP(R) Stock Fund, Inc.                     2/10/45, 6/13/86*          Corporation          NV/MN           9/30             Yes

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                 Date of                 Form of          State of         Fiscal
Fund                                          organization            organization      organization      year end       Diversified
AXP(R) Partners International Series, Inc.            5/9/01           Corporation             MN          10/31
     AXP(R) Partners International Aggressive Growth Fund                                                                    Yes
     AXP(R) Partners International Select Value Fund                                                                         Yes
AXP(R) Partners Series, Inc.                         3/20/01           Corporation             MN           5/31
     AXP(R) Partners Fundamental Value Fund                                                                                  Yes
     AXP(R) Partners Select Value Fund                                                                                       Yes
     AXP(R) Partners Small Cap Core Fund                                                                                     Yes
     AXP(R) Partners Small Cap Value Fund                                                                                     No
     AXP(R) Partners Value Fund                                                                                              Yes
AXP(R) Special Tax-Exempt Series Trust                4/7/86        Business Trust**           MA           6/30
     AXP(R) Insured Tax-Exempt Fund                                                                                          Yes
     AXP(R) Massachusetts Tax-Exempt Fund                                                                                     No
     AXP(R) Michigan Tax-Exempt Fund                                                                                          No
     AXP(R) Minnesota Tax-Exempt Fund                                                                                         No
     AXP(R) New York Tax-Exempt Fund                                                                                          No
     AXP(R) Ohio Tax-Exempt Fund                                                                                              No
AXP(R) Strategy Series, Inc.                         1/24/84           Corporation             MN           3/31
     AXP(R) Equity Value Fund                                                                                                Yes
     AXP(R) Focused Growth Fund***                                                                                            No
     AXP(R) Partners Small Cap Growth Fund***                                                                                Yes
     AXP(R) Small Cap Advantage Fund                                                                                         Yes
     AXP(R) Strategy Aggressive Fund                                                                                         Yes
AXP(R) Tax-Exempt Series, Inc.              9/30/76, 6/13/86*          Corporation          NV/MN          11/30
     AXP(R) Intermediate Tax-Exempt Fund                                                                                     Yes
     AXP(R) Tax-Exempt Bond Fund                                                                                             Yes
AXP(R) Tax-Free Money Fund, Inc.            2/29/80, 6/13/86*          Corporation          NV/MN          12/31             Yes
AXP(R) Utilities Income Fund, Inc.***                3/25/88           Corporation             MN           6/30
     AXP(R) Utilities Fund                                                                                                   Yes

  * Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to
    AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 76 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
H. Brewster Atwater, Jr.           Board member since     Retired chair and                             Board Effectiveness,
4900 IDS Tower                     1996                   chief executive                               Executive,
Minneapolis, MN 55402                                     officer, General                              Investment Review
Born in 1931                                              Mills, Inc.
                                                          (consumer foods)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Arne H. Carlson                    Chair of the Board     Chair, Board                                  Joint Audit,
901 S. Marquette Ave.              since 1999             Services Corporation                          Contracts,
Minneapolis, MN 55402                                     (provides                                     Executive,
Born in 1934                                              administrative                                Investment Review,
                                                          services to boards),                          Board Effectiveness
                                                          former Governor of
                                                          Minnesota
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Lynne V. Cheney                    Board member since     Distinguished          The Reader's Digest    Joint Audit,
American Enterprise                1994                   Fellow, AEI            Association Inc.       Contracts
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired chair of the   Cargill,               Joint Audit,
30 Seventh Street East             2001                   board and chief        Incorporated           Contracts
Suite 3050                                                executive officer,     (commodity merchants
St. Paul, MN 55101-4901                                   Minnesota Mining and   and processors),
Born in 1936                                              Manufacturing (3M)     Target Corporation
                                                                                 (department stores),
                                                                                 General Mills, Inc.
                                                                                 (consumer foods),
                                                                                 Vulcan Materials
                                                                                 Company
                                                                                 (construction
                                                                                 materials/
                                                                                 chemicals) and
                                                                                 Milliken & Company
                                                                                 (textiles and
                                                                                 chemicals)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Ira D. Hall                        Board member since     Private investor;                             Contracts,
Texaco, Inc.                       2001                   formerly with Texaco                          Investment Review
2000 Westchester Avenue                                   Inc., treasurer,
White Plains, NY 10650                                    1999-2001 and
Born in 1944                                              general manager,
                                                          alliance management
                                                          operations,
                                                          1998-1999. Prior to
                                                          that, director,
                                                          International
                                                          Operations IBM Corp.
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Heinz F. Hutter                    Board member since     Retired president                             Board Effectiveness,
P.O. Box 2187                      1994                   and chief operating                           Executive,
Minneapolis, MN 55402                                     officer, Cargill,                             Investment Review
Born in 1929                                              Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Anne P. Jones                      Board member since     Attorney and           Motorola, Inc.         Joint Audit, Board
5716 Bent Branch Rd.               1985                   consultant             (electronics)          Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Born in 1935
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Stephen R. Lewis, Jr.              Board member since     President and                                 Contracts,
Carlton College                    2002                   professor of                                  Investment Review
One North College Street                                  economics, Carlton
Northfield, MN 55057                                      College
Born in 1939
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
William R. Pearce                  Board member since     RII Weyerhaeuser                              Executive,
2050 One Financial Plaza           1980                   World Timberfund,                             Investment Review,
Minneapolis, MN 55402                                     L.P. (develops                                Board Effectiveness
Born in 1927                                              timber resources)--
                                                          management
                                                          committee; former
                                                          chair, American
                                                          Express Funds
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Independent Board Members (continued)

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term      Biogen, Inc.           Joint Audit,
1201 Sunshine Ave.                 1997                   United States          (bio-pharmaceuticals)  Contracts
Cody, WY 82414                                            Senator for Wyoming
Born in 1931
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
C. Angus Wurtele                   Board member since     Retired chair of the   Bemis Corporation      Contracts,
4900 IDS Tower                     1994                   board and chief        (packaging)            Executive,
Minneapolis, MN 55402                                     executive officer,                            Investment Review
orn in 1934                                               The Valspar
                                                          Corporation
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
David R. Hubers                    Board member since     Retired chief          Chronimed Inc.
50643 AXP Financial Center         1993                   executive officer      (specialty
Minneapolis, MN 55474                                     and director of AEFC   pharmaceutical
Born in 1943                                                                     distribution), RTW
                                                                                 Inc. (manages
                                                                                 worker's
                                                                                 compensation
                                                                                 programs), Lawson
                                                                                 Software, Inc.
                                                                                 (technology based
                                                                                 business
                                                                                 applications)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John R. Thomas                     Board member since     Senior vice
50652 AXP Financial Center         1987, president        president -
Minneapolis, MN 55474              since 1997             information and
Born in 1937                                              technology of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
William F. Truscott                Board member since     Senior vice
53600 AXP Financial Center         2001, vice president   president - chief
Minneapolis, MN 55474              since 2002             investment officer
Born in 1960                                              of AEFC; former
                                                          chief investment
                                                          officer and managing
                                                          director, Zurich
                                                          Scudder Investments
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John M. Knight                     Treasurer since 1999   Vice president -
50005 AXP Financial Center                                investment
Minneapolis, MN 55474                                     accounting of AEFC
Born in 1952
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Leslie L. Ogg                      Vice president,        President of Board
901 S. Marquette Ave.              general counsel, and   Services Corporation
Minneapolis, MN 55402              secretary since 1978
Born in 1938
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Stephen W. Roszell                 Vice president since   Senior vice
50239 AXP Financial Center         2002                   president -
Minneapolis, MN55474                                      institutional group
Born in 1949                                              of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------


RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND'S MANAGEMENT
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001

                                                                Aggregate dollar range of
                                                                equity securities of all
                               Dollar range of                   American Express Funds
                              equity securities             [Registered Investment Companies]
Name of Director       in AXP Small Company Index Fund            overseen by Director
                                    Range                                 Range
H. Brewster Atwater, Jr.            none                              over $100,000
Arne H. Carlson                     none                            $50,001-$100,000
Lynne V. Cheney                     none                              over $100,000
Livio D. DeSimone                   none                              over $100,000
Ira D. Hall                         none                              over $100,000
David R. Hubers                     none                              over $100,000
Heinz F. Hutter                     none                              over $100,000
Anne P. Jones                  50,001-100,000                         over $100,000
William R. Pearce                   none                              over $100,000
Alan K. Simpson                     none                              over $100,000
John R. Thomas                      none                              over $100,000
C. Angus Wurtele                    none                              over $100,000

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:

Compensation Table
                                                    Total cash compensation from
                                  Aggregate          American Express Funds and
Board member*            compensation from the Fund      Master Trust Group
H. Brewster Atwater, Jr.          $1,648                     $143,367
Lynne V. Cheney                    1,383                      122,367
Livio D. DeSimone                  1,183                      106,867
Ira D. Hall                        1,433                      126,267
Heinz F. Hutter                    1,648                      143,567
Anne P. Jones                      1,748                      150,917
Stephen R. Lewis, Jr.                142                       12,800
William R. Pearce                  1,683                      146,417
Alan K. Simpson                    1,283                      114,717
C. Angus Wurtele                   1,498                      131,217

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o   Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP(R) Market Advantage Series, Inc.
   AXP(R) Small Company Index Fund
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

S-6357-20 K (4/02)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Blue Chip Advantage Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2002, and the financial highlights for each of the years in the five-year period ended January 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Blue Chip Advantage Fund as of January 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 1, 2002

-------------------------------------------------------------------------------
13  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Blue Chip Advantage Fund

Jan. 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,912,956,898)                                                               $2,883,081,585
Capital shares receivable                                                                                 50,684
Dividends and accrued interest receivable                                                              2,202,021
Receivable for investment securities sold                                                             52,558,930
                                                                                                      ----------
Total assets                                                                                       2,937,893,220
                                                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                        512,701
Capital shares payable                                                                                     8,069
Payable for investment securities purchased                                                           26,432,257
Payable upon return of securities loaned (Note 5)                                                     32,347,000
Accrued investment management services fee                                                                34,849
Accrued distribution fee                                                                                  38,365
Accrued service fee                                                                                          777
Accrued transfer agency fee                                                                               16,058
Accrued administrative services fee                                                                        1,879
Other accrued expenses                                                                                   177,620
Options contracts written, at value (premiums received $1,280,244) (Note 7)                            2,088,000
                                                                                                       ---------
Total liabilities                                                                                     61,657,575
                                                                                                      ----------
Net assets applicable to outstanding capital stock                                                $2,876,235,645
                                                                                                  --------------
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $ 3,651,727
Additional paid-in capital                                                                         3,636,441,818
Undistributed net investment income                                                                      290,459
Accumulated net realized gain (loss) (Note 9)                                                       (733,407,041)
Unrealized appreciation (depreciation) on investments (Note 6)                                       (30,741,318)
                                                                                                     -----------
Total -- representing net assets applicable to outstanding capital stock                          $2,876,235,645
                                                                                                  ==============
Net assets applicable to outstanding shares:                     Class A                          $1,532,722,524
                                                                 Class B                          $1,046,805,718
                                                                 Class C                             $ 5,378,996
                                                                 Class Y                           $ 291,328,407
Net asset value per share of outstanding capital stock:   Class A shares           192,954,969            $ 7.94
                                                          Class B shares           134,915,509            $ 7.76
                                                          Class C shares               695,124            $ 7.74
                                                          Class Y shares            36,607,065            $ 7.96
                                                                                    ----------            ------
*Including securities on loan, at value (Note 5)                                                    $ 32,280,505
                                                                                                    ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Statement of operations
AXP Blue Chip Advantage Fund

Year ended Jan. 31, 2002
Investment income
Income:
Dividends                                                                                           $ 36,053,396
Interest                                                                                              11,147,523
   Less foreign taxes withheld                                                                           (32,352)
                                                                                                         -------
Total income                                                                                          47,168,567
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    13,295,269
Distribution fee
   Class A                                                                                             4,440,464
   Class B                                                                                            12,138,144
   Class C                                                                                                49,009
Transfer agency fee                                                                                    5,520,720
Incremental transfer agency fee
   Class A                                                                                               322,498
   Class B                                                                                               365,495
   Class C                                                                                                 2,230
Service fee -- Class Y                                                                                   304,770
Administrative services fees and expenses                                                                839,722
Compensation of board members                                                                             25,143
Custodian fees                                                                                           217,720
Printing and postage                                                                                     488,877
Registration fees                                                                                         87,304
Audit fees                                                                                                25,000
Other                                                                                                     17,637
                                                                                                          ------
Total expenses                                                                                        38,140,002
   Earnings credits on cash balances (Note 2)                                                           (125,919)
                                                                                                        --------
Total net expenses                                                                                    38,014,083
                                                                                                      ----------
Investment income (loss) -- net                                                                        9,154,484
                                                                                                       ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   (596,307,501)
   Futures contracts                                                                                 (48,330,846)
   Options contracts written (Note 7)                                                                    764,908
                                                                                                         -------
Net realized gain (loss) on investments                                                             (643,873,439)
Net change in unrealized appreciation (depreciation) on investments                                 (166,193,493)
                                                                                                    ------------
Net gain (loss) on investments                                                                      (810,066,932)
                                                                                                    ------------
Net increase (decrease) in net assets resulting from operations                                    $(800,912,448)
                                                                                                   =============

See accompanying notes to financial statements.


-------------------------------------------------------------------------------
15  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Blue Chip Advantage Fund

Year ended Jan. 31,                                                           2002                          2001
Operations and distributions

Investment income (loss) -- net                                    $     9,154,484                $   10,872,540
Net realized gain (loss) on investments                               (643,873,439)                  142,958,214
Net change in unrealized appreciation (depreciation) on investments   (166,193,493)                 (403,184,037)
                                                                      ------------                  ------------
Net increase (decrease) in net assets resulting from operations       (800,912,448)                 (249,353,283)
                                                                      ------------                  ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                            (8,756,823)                   (7,465,479)
     Class B                                                               (72,644)                           --
     Class C                                                                (2,695)                       (6,570)
     Class Y                                                            (1,883,194)                   (1,516,459)
   Net realized gain
     Class A                                                            (3,444,592)                 (229,854,442)
     Class B                                                            (2,407,456)                 (159,041,137)
     Class C                                                               (12,034)                     (335,214)
     Class Y                                                              (637,827)                  (36,474,803)
                                                                          --------                   -----------
Total distributions                                                    (17,217,265)                 (434,694,104)
                                                                       -----------                  ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                             323,585,092                   630,368,762
   Class B shares                                                      120,406,190                   358,514,414
   Class C shares                                                        3,453,956                     4,579,623
   Class Y shares                                                       81,833,717                   148,540,066
Reinvestment of distributions at net asset value
   Class A shares                                                       12,011,066                   232,702,538
   Class B shares                                                        2,443,924                   157,414,746
   Class C shares                                                           14,546                       336,670
   Class Y shares                                                        2,521,021                    37,991,262
Payments for redemptions
   Class A shares                                                     (610,041,402)                 (703,165,874)
   Class B shares (Note 2)                                            (300,902,888)                 (315,213,899)
   Class C shares (Note 2)                                              (1,084,959)                     (275,736)
   Class Y shares                                                      (82,971,052)                 (137,225,417)
                                                                       -----------                  ------------
Increase (decrease) in net assets from capital share transactions     (448,730,789)                  414,567,155
                                                                      ------------                   -----------
Total increase (decrease) in net assets                             (1,266,860,502)                 (269,480,232)
Net assets at beginning of year                                      4,143,096,147                 4,412,576,379
                                                                     -------------                 -------------
Net assets at end of year                                          $ 2,876,235,645                $4,143,096,147
                                                                   ===============                ==============
Undistributed net investment income                                $       290,459                $    1,884,032
                                                                         ---------                   -----------


See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Blue Chip Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 164 shares of capital stock at $12.23 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

-------------------------------------------------------------------------------
17  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write call options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option and the cost of a security for a purchased call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy financial futures contracts and also may buy call options on these futures contracts. Risks of entering into futures contracts include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $32,701 and accumulated net realized loss has been decreased by $32,701.


-------------------------------------------------------------------------------
18  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

The tax character of distributions paid during 2001 is as follows:

                                      Amount          Per share
Class A
Distributions paid from:
   Ordinary income                  $8,764,663        $0.04112
   Long-term capital gain            3,436,752         0.01752

Class B
Distributions paid from:
   Ordinary income                      78,128         0.00056
   Long-term capital gain            2,401,972         0.01752

Class C
Distributions paid from:
   Ordinary income                       2,722         0.00515
   Long-term capital gain               12,007         0.01752

Class Y
Distributions paid from:
   Ordinary income                   1,884,647         0.05221
   Long-term capital gain              636,374         0.01752

As of Jan. 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                        $ 284,938
Accumulated gain (loss)                          $(712,840,501)
Unrealized appreciation (depreciation)           $ (50,494,582)

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.35% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $1,357,393 for the year ended Jan. 31, 2002.

-------------------------------------------------------------------------------
19  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,042,023 for Class A, $1,152,505 for Class B and $2,713 for Class C for the year ended Jan. 31, 2002.

During the year ended Jan. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $125,919 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,103,221,618 and $4,183,078,986, respectively, for the year ended Jan. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $23,611 for the year ended Jan. 31, 2002.

-------------------------------------------------------------------------------
20  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Jan. 31, 2002
                                           Class A       Class B       Class C    Class Y
Sold                                    38,872,139     14,573,762     415,918    9,742,256
Issued for reinvested distributions      1,477,969        312,173       1,844      310,183
Redeemed                               (73,840,776)   (37,327,995)   (137,519)  (9,882,257)
                                       -----------    -----------    --------   ----------
Net increase (decrease)                (33,490,668)   (22,442,060)    280,243      170,182
                                       -----------    -----------     -------      -------

                                                      Year ended Jan. 31, 2001
                                           Class A       Class B      Class C*    Class Y
Sold                                    52,691,552     30,717,027     403,393   12,614,122
Issued for reinvested distributions     25,015,390     17,279,173      37,001    4,073,229
Redeemed                               (59,266,834)   (27,153,847)    (25,513) (11,520,064)
                                       -----------    -----------     -------  -----------
Net increase (decrease)                 18,440,108     20,842,353     414,881    5,167,287
                                        ----------     ----------     -------    ---------

* Inception date was June 26, 2000.

5. LENDING OF SECURITIES
At Jan. 31, 2002, securities valued at $32,280,505 were on loan to brokers. For collateral, the Fund received $32,347,000 in cash. Income from securities lending amounted to $15,483 for the year ended Jan. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provided additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS
As of Jan. 31, 2002, investments in securities included securities valued at $26,063,000 that were pledged as collateral to cover initial margin deposits on 197 open purchase contracts. The market value of the open purchase contracts as of Jan. 31, 2002 was $55,672,200 with a net unrealized loss of $58,249. See "Summary of significant accounting policies."

7. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                         Year ended Jan. 31, 2002
                                                   Calls
                                          Contracts     Premiums
Balance Jan. 31, 2001                           --     $       --
Opened                                      10,640      2,227,991
Closed                                      (7,740)      (947,747)
                                            ------       --------
Balance Jan. 31, 2002                        2,900     $1,280,244
                                             -----     ----------

See "Summary of significant accounting policies."

-------------------------------------------------------------------------------
21  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

8. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Jan. 31, 2002.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $712,840,501 as of Jan. 31, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

-------------------------------------------------------------------------------
22  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.92   $11.80   $11.88   $ 9.49  $ 8.97
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                         .03      .05      .03      .06     .10
Net gains (losses) (both realized and unrealized)  (1.95)    (.76)    1.11     2.55    1.67
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.92)    (.71)    1.14     2.61    1.77
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                (.04)    (.04)    (.03)    (.06)   (.10)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.06)   (1.17)   (1.22)    (.22)  (1.25)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.94   $ 9.92   $11.80   $11.88  $ 9.49
                                                  ------   ------   ------   ------  ------
Ratios/supplemental data
Net assets, end of period (in millions)           $1,533   $2,247   $2,455   $1,863  $1,202
Ratio of expenses to average daily net assets(c)    .89%     .85%     .83%     .73%    .78%
Ratio of net investment income (loss)
   to average daily net assets                      .54%     .50%     .40%     .69%   1.03%
                                                    ---      ---      ---      ---    ----
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.38%)  (5.34%)   9.30%   27.71%  20.22%
                                                 ------    -----     ----    -----   -----

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.72   $11.63   $11.79   $ 9.43  $ 8.92
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                          --       --       --      --      .03
Net gains (losses) (both realized and unrealized)  (1.94)    (.78)    1.03     2.52    1.66
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.94)    (.78)    1.03     2.52    1.69
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                  --       --       --      --     (.03)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.02)   (1.13)   (1.19)    (.16)  (1.18)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.76   $ 9.72   $11.63   $11.79  $ 9.43
                                                  ------   ------   ------   ------  ------
Ratios/supplemental data
Net assets, end of period (in millions)           $1,047   $1,530   $1,588   $1,109    $645
                                                  ------   ------   ------   ------    ----
Ratio of expenses to average daily net assets(c)   1.65%    1.60%    1.59%    1.49%   1.54%
                                                   ----     ----     ----     ----    ----
Ratio of net investment income (loss)
   to average daily net assets                     (.22%)   (.25%)   (.36%)   (.07%)   .26%
                                                   ----     ----     ----     ----     ---
Portfolio turnover rate (excluding
    short-term securities)                          135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.98%)  (6.01%)   8.45%   26.75%  19.32%
                                                 ------    -----     ----    -----   -----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
23  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001(b)
Net asset value, beginning of period              $ 9.70   $11.99
                                                  ------   ------
Income from investment operations:
Net investment income (loss)                          --      .03
Net gains (losses) (both realized and unrealized)  (1.94)   (1.16)
                                                   -----    -----
Total from investment operations                   (1.94)   (1.13)
                                                   -----    -----
Less distributions:
Dividends from net investment income                  --     (.03)
Distributions from realized gains                   (.02)   (1.13)
                                                    ----    -----
Total distributions                                 (.02)   (1.16)
                                                    ----    -----
Net asset value, end of period                    $ 7.74   $ 9.70
                                                  ------   ------
Ratios/supplemental data
Net assets, end of period (in millions)               $5       $4
                                                      --       --
Ratio of expenses to average daily net assets(c)   1.67%    1.60%(d)
                                                   ----     ----
Ratio of net investment income (loss)
   to average daily net assets                     (.26%)    .04%(d)
                                                   ----      ---
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%
                                                    ---      ---
Total return(e)                                  (19.98%)  (8.79%)
                                                 ------    -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                       2002     2001     2000     1999    1998
Net asset value, beginning of period              $ 9.94   $11.81   $11.89   $ 9.50  $ 8.97
                                                  ------   ------   ------   ------  ------
Income from investment operations:
Net investment income (loss)                         .04      .06      .04      .07     .11
Net gains (losses) (both realized and unrealized)  (1.95)    (.75)    1.11     2.55    1.68
                                                   -----     ----     ----     ----    ----
Total from investment operations                   (1.91)    (.69)    1.15     2.62    1.79
                                                   -----     ----     ----     ----    ----
Less distributions:
Dividends from net investment income                (.05)    (.05)    (.04)    (.07)   (.11)
Distributions from realized gains                   (.02)   (1.13)   (1.19)    (.16)  (1.15)
                                                    ----    -----    -----     ----   -----
Total distributions                                 (.07)   (1.18)   (1.23)    (.23)  (1.26)
                                                    ----    -----    -----     ----   -----
Net asset value, end of period                    $ 7.96   $ 9.94   $11.81   $11.89  $ 9.50
                                                  ------   ------   ------   ------  ------

Ratios/supplemental data
Net assets, end of period (in millions)             $291     $362     $369     $323    $239
                                                    ----     ----     ----     ----    ----
Ratio of expenses to average daily net assets(c)    .72%     .68%     .69%     .66%    .69%
                                                    ---      ---      ---      ---     ---
Ratio of net investment income (loss)
   to average daily net assets                      .70%     .67%     .54%     .77%   1.10%
                                                    ---      ---      ---      ---    ----
Portfolio turnover rate (excluding
   short-term securities)                           135%     140%      81%     105%    145%
                                                    ---      ---       --      ---     ---
Total return(e)                                  (19.23%)  (5.16%)   9.44%   27.82%  20.35%
                                                 ------    -----     ----    -----   -----
See accompanying notes to financial highlights.

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24  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
25  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Investments in Securities

AXP Blue Chip Advantage Fund
Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.8%)
Issuer                                           Shares            Value(a)

Aerospace & defense (2.3%)
Boeing                                          601,800         $24,643,710
L-3 Communications Holdings                      41,300(b)        4,234,076
Lockheed Martin                                 411,900          21,818,343
United Technologies                             223,200(e)       15,340,536
Total                                                            66,036,665

Banks and savings & loans (7.1%)
Bank of America                                 611,024          38,512,842
Bank One                                        392,600          14,722,500
Fifth Third Bancorp                             228,500          14,452,625
FleetBoston Financial                           357,467          12,018,041
Golden State Bancorp                            322,400           9,169,056
Golden West Financial                           379,100          24,133,506
GreenPoint Financial                            241,400          10,356,060
J.P. Morgan Chase                               140,800           4,794,240
U.S. Bancorp                                    636,151          13,244,664
Wachovia                                        600,700          19,973,275
Washington Mutual                               898,500          30,836,520
Wells Fargo                                     252,500          11,713,475
Total                                                           203,926,804

Beverages & tobacco (3.6%)
Anheuser-Busch                                  340,900          16,114,343
Coca-Cola                                       261,700(e)       11,449,375
Pepsi Bottling Group                            252,400           5,817,820
PepsiCo                                         556,100          27,855,049
Philip Morris                                   740,600          37,111,466
UST                                             137,100           4,791,645
Total                                                           103,139,698

Building materials & construction (0.5%)
Georgia-Pacific Group                           154,700           3,867,500
Lennar                                          182,500          10,119,625
Total                                                            13,987,125

Chemicals (1.1%)
Praxair                                         285,100          16,550,055
Republic Services                               399,600(b)        6,953,040
Waste Management                                328,600           9,470,252
Total                                                            32,973,347

Communications equipment & services (1.2%)
AT&T Wireless Services                          725,600(b)        8,344,400
Verizon Communications                          559,000          25,909,650
Total                                                            34,254,050

Computer software & services (1.1%)
Citrix Systems                                   50,050(b)          863,363
Computer Associates Intl                        740,000          25,500,400
Network Associates                              211,400(b)        6,339,886
Total                                                            32,703,649

Computers & office equipment (12.4%)
Automatic Data Processing                        97,400           5,259,600
Cisco Systems                                 2,118,200(b)       41,897,996
Dell Computer                                   983,800(b,e)     27,005,310
Electronic Data Systems                         308,300          19,302,663
EMC                                             495,500(b)        8,126,200
First Data                                      360,600          29,832,438
Fiserv                                          102,600(b)        4,354,344
Hewlett-Packard                                 499,100          11,035,101
Intl Business Machines                          528,600          57,030,654
Microsoft                                     1,509,100(b)       96,144,761
Oracle                                        1,567,500(b)       27,055,050
Pitney Bowes                                    276,400          11,559,048
Storage Technology                              249,900(b)        6,115,053
Tech Data                                       255,700(b)       12,917,964
Total                                                           357,636,182

Electronics (4.5%)
Analog Devices                                  173,700(b)        7,608,060
Applied Materials                               121,400(b)        5,299,110
Intel                                         1,859,800          65,167,392
KLA-Tencor                                      234,900(b)       13,455,072
LSI Logic                                       738,800(b)       12,249,304
Tektronix                                       218,900(b)        5,358,672
Texas Instruments                               473,800          14,787,298
Vishay Intertechnology                          330,100(b)        6,143,161
Total                                                           130,068,069

Energy (5.7%)
Anadarko Petroleum                               79,200           3,891,096
Apache                                           49,170           2,384,253
Burlington Resources                             72,700           2,489,248
ChevronTexaco                                   301,400          25,257,320
Conoco                                          191,400           5,389,824
Devon Energy                                     49,100           1,827,502
Exxon Mobil                                   1,871,540          73,083,637
FirstEnergy                                      78,700           2,927,640
Kerr-McGee                                       36,700           1,943,265
Marathon Oil                                    100,800           2,827,440
Mirant                                          119,000(b)        1,191,190

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
26  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                           Shares            Value(a)

Energy (cont.)
Occidental Petroleum                            119,500          $3,101,025
Phillips Petroleum                              114,200           6,677,274
Royal Dutch Petroleum ADR                       582,600(c)       29,112,522
Unocal                                           83,800           2,928,810
Total                                                           165,032,046

Energy equipment & services (0.7%)
Baker Hughes                                    111,000           3,907,200
Halliburton                                     192,800           2,651,000
Schlumberger                                    172,300           9,715,997
Transocean Sedco Forex                          110,900           3,397,976
Total                                                            19,672,173

Financial services (7.5%)
AmeriCredit                                     202,300(b)        4,511,290
Bear Stearns Companies                          150,900           8,774,835
Citigroup                                     1,439,900          68,251,260
Countrywide Credit Inds                         280,900          11,165,775
Fannie Mae                                      408,700          33,084,265
Freddie Mac                                     405,600          27,223,872
Household Intl                                  324,600          16,632,504
Lehman Brothers Holdings                        186,000          12,047,220
MBNA                                            158,900           5,561,500
MGIC Investment                                 177,500          11,892,500
Morgan Stanley,
  Dean Witter & Co                              177,200           9,746,000
Radian Group                                    159,600           7,166,040
Total                                                           216,057,061

Food (1.2%)
Archer-Daniels-Midland                          334,000           4,655,960
ConAgra Foods                                   219,700           5,448,560
Hershey Foods                                    72,300           5,087,751
Kellogg                                         158,300           4,885,138
Sara Lee                                        420,200           8,887,230
Smithfield Foods                                248,200(b)        5,510,040
Total                                                            34,474,679

Furniture & appliances (0.6%)
Mohawk Inds                                      86,600(b)        4,759,536
Whirlpool                                       154,800          11,253,960
Total                                                            16,013,496

Health care (12.8%)
Abbott Laboratories                             618,900          35,710,530
Amgen                                           306,600(b,e)     17,016,300
Baxter Intl                                     271,500          15,157,845
Biogen                                          127,800(b)        6,929,316
Biomet                                          272,750           8,807,098
Boston Scientific                               614,300(b)       13,803,321
Bristol-Myers Squibb                            498,000          22,594,260
Forest Laboratories                              45,100(b)        3,738,790
Genzyme-General Division                        192,000(b)        8,757,120
Guidant                                         315,400(b)       15,154,970
Johnson & Johnson                               839,000          48,250,890
Lilly (Eli)                                     412,600          30,986,260
Medtronic                                       104,600           5,153,642
Merck & Co                                      581,600          34,419,088
Mylan Laboratories                              201,000           6,771,690
Pfizer                                        1,746,290          72,767,904
Pharmacia                                       340,100          13,774,050
Schering-Plough                                 278,300           9,011,354
Total                                                           368,804,428

Health care services (1.9%)
Tenet Healthcare                                189,000(b)       12,056,310
UnitedHealth Group                              337,000          25,055,950
Wellpoint Health Networks                       139,300(b)       17,675,777
Total                                                            54,788,037

Household products (2.7%)
Alberto-Culver Cl B                             101,400           4,726,254
Clorox                                          268,200          10,937,196
Colgate-Palmolive                                94,400           5,394,960
Kimberly-Clark                                  163,800           9,877,140
Newell Rubbermaid                               475,900          13,139,599
Procter & Gamble                                400,900          32,745,512
Total                                                            76,820,661

Indexes (1.3%)
Nasdaq-100 Index Tracking                       998,600(b)       38,486,044

Industrial equipment & services (0.3%)
Ingersoll-Rand Cl A                             165,200           7,306,796

Insurance (3.8%)
Ambac Financial Group                           147,600           8,804,340
American Intl Group                             712,662          52,843,887
CIGNA                                            81,300           7,479,600
Fidelity Natl Financial                         137,500           3,425,125
MBIA                                            197,600          10,646,688
MetLife                                         284,900           8,655,262
PMI Group                                       130,300           9,192,665
UnumProvident                                   243,700           6,896,710
Total                                                           107,944,277

Leisure time & entertainment (1.4%)
Blockbuster Cl A                                363,900           7,096,050
Disney (Walt)                                   482,400          10,159,344
Harley-Davidson                                 286,100          16,307,700
Intl Game Technology                            110,600(b)        7,277,480
Total                                                            40,840,574

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
27  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                           Shares            Value(a)

Media (1.9%)
Adelphia Communications Cl A                    108,100(b)       $2,790,061
AOL Time Warner                                 848,200(b)       22,316,142
Comcast Special Cl A                            311,800(b)       11,078,254
eBay                                             85,000(b)        5,033,700
Gannett                                         135,300           9,125,985
New York Times Cl A                             114,300           4,815,459
Total                                                            55,159,601

Metals (1.0%)
Alcoa                                           623,600          22,356,060
Shaw Group                                      290,400(b)        5,810,904
Total                                                            28,166,964

Miscellaneous (0.3%)
Intersil                                        260,300(b)        7,736,116

Multi-industry conglomerates (5.3%)
Cendant                                         532,800(b)        9,313,344
General Electric                              2,815,300         104,588,395
Minnesota Mining & Mfg                          130,500          14,459,400
Tyco Intl                                       658,700(c,f)     23,153,305
Total                                                           151,514,444

Paper & packaging (0.4%)
Ball                                            137,500          10,821,250

Real estate investment trust (0.2%)
Equity Office Properties Trust                  114,700           3,302,213

Equity Residential
  Properties Trust                               69,700           1,866,566
Plum Creek Timber                                47,000           1,419,400
Total                                                             6,588,179

Restaurants & lodging (0.7%)
McDonald's                                      406,300          11,043,234
Tricon Global Restaurants                       160,500(b)        8,955,900
Total                                                            19,999,134

Retail (7.4%)
Best Buy                                        314,100(b)       23,243,400
Circuit City Stores-
  Circuit City Group                            178,800           5,335,392
Home Depot                                      632,100          31,661,889
Kroger                                          719,200(b)       14,815,520
Lowe's Companies                                545,900          25,149,613
Penney (JC)                                     604,900          15,043,863
RadioShack                                      218,900           6,899,728
Sears, Roebuck                                  204,300          10,795,212
Target                                          126,400           5,613,424
Wal-Mart Stores                               1,239,200          74,327,216
Total                                                           212,885,257

Textiles & apparel (0.4%)
Coach                                           128,000(b)        5,907,200
VF                                              165,000           6,702,300
Total                                                            12,609,500

Transportation (1.0%)
Burlington Northern Santa Fe                    720,200          20,338,448
FedEx                                           171,900(b)        9,205,245
Total                                                            29,543,693

Utilities -- electric (2.3%)
AES                                             190,300(b)        2,578,565
Ameren                                           52,300           2,242,101
American Electric Power                         103,900           4,336,786
Calpine                                         107,300(b)        1,201,760
Consolidated Edison                              73,500           3,012,765
Dominion Resources                               82,900           4,880,323
DTE Energy                                       59,900           2,455,900
Duke Energy                                     232,600           8,110,762
Entergy                                          77,200           3,179,096
Exelon                                          103,800           5,111,112
FPL Group                                        59,800           3,205,878
PG&E                                            139,500(b)        2,999,250
PPL                                              56,900           1,917,530
Progress Energy                                  74,100           3,238,170
Public Service Enterprise Group                  72,500           3,050,800
Reliant Energy                                  103,700           2,600,796
Southern Co                                     216,700           5,341,655
TXU                                              84,200           4,102,224
Xcel Energy                                     115,900           3,094,530
Total                                                            66,660,003

Utilities -- gas (0.5%)
Dynegy Cl A                                     112,100           2,673,585
El Paso                                         158,100           5,999,895
Kinder Morgan                                    46,200           2,388,540
Williams Companies                              168,700           2,982,616
Total                                                            14,044,636

Utilities -- telephone (2.7%)
ALLTEL                                           76,400           4,238,672
BellSouth                                       607,982(e)       24,319,280
Qwest Communications Intl                       481,900           5,059,950
SBC Communications                              715,823          26,807,571
Sprint (PCS Group)                              271,200(b)        4,442,256
United States Cellular                           67,300(b)        2,702,095
WorldCom-WorldCom Group                       1,082,100(b)       10,875,105
Total                                                            78,444,929

Total common stocks
(Cost: $2,845,013,325)                                       $2,815,139,567

-------------------------------------------------------------------------------
28  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Short-term securities (2.4%)
Issuer                         Annualized        Amount            Value(a)
                              yield on date  payable at
                               of purchase     maturity

U.S. government agencies (2.0%)
Federal Home Loan Bank Disc Nt
  03-15-02                       1.56%       $5,400,000          $5,389,970
Federal Home Loan Mtge Corp Disc Nts
  03-19-02                       1.68         6,100,000           6,086,621
  03-26-02                       1.71        15,000,000          14,961,525
  04-18-02                       1.72        11,400,000          11,359,085
Federal Natl Mtge Assn Disc Nts
  02-21-02                       1.89         3,800,000           3,796,333
  02-21-02                       1.98           500,000             499,518
  03-28-02                       1.57         4,200,000           4,189,447
  04-03-02                       1.72           400,000             398,848
  04-24-02                       1.71        10,000,000           9,961,280
Total                                                            56,642,627

Commercial paper (0.4%)
Edison Asset Securitization
  02-01-02                       1.94%      $11,300,000(d)      $11,299,391

Total short-term securities
(Cost: $67,943,573)                                             $67,942,018

Total investments in securities
(Cost: $2,912,956,898)(g)                                    $2,883,081,585

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 1.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      Type of security                                                Contracts
      Purchase contracts
      S&P 500 Index, March 2002                                         197

(f) At Jan. 31, 2002, securities valued at $10,193,500 were held to cover open call options written as follows (see Note 7 to the financial statements):

      Issuer          Contracts       Exercise         Expiration      Value(a)
                                       price              date
      Tyco Intl         2,900           $30            March 2002    $2,088,000

(g) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $2,933,576,167 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $ 181,968,704
      Unrealized depreciation                                (232,463,286)
                                                             ------------
      Net unrealized depreciation                           $ (50,494,582)
                                                            -------------

-------------------------------------------------------------------------------
29  AXP BLUE CHIP ADVANTAGE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund (funds within AXP Market Advantage Series, Inc.) as of January 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2002, and the financial highlights for the two-year period ended January 31, 2002 and for the period from October 25, 1999 (when shares became publicly available) to January 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP International Equity Index Fund and AXP Nasdaq 100 Index Fund as of January 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
March 1, 2002


--------------------------------------------------------------------------------
28   AXP INDEX FUNDS -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP Market Advantage Series, Inc.
                                                                       AXP             AXP            AXP Total
                                                                     S&P 500         Mid Cap        Stock Market
Jan. 31, 2002                                                      Index Fund      Index Fund        Index Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $246,653,349, $25,320,929
   and $36,244,057)                                               $224,338,670     $25,957,715     $32,385,176
Cash in bank on demand deposit                                         598,137         336,424         150,353
Capital shares receivable                                              288,049           4,400          27,513
Dividends and accrued interest receivable                              188,493          15,579          26,353
Receivable for investment securities sold                              158,032         135,525         711,345
                                                                   -----------      ----------      ----------
Total assets                                                       225,571,381      26,449,643      33,300,740
                                                                   -----------      ----------      ----------
Liabilities
Capital shares payable                                                  85,081             183          26,607
Payable for investment securities purchased                            330,937         392,197         845,884
Accrued investment management services fee                               1,437             182             259
Accrued distribution fee                                                   254              86              73
Accrued transfer agency fee                                              1,167              53              33
Accrued administrative services fee                                        479              56              95
Other accrued expenses                                                  91,926          34,437          42,619
                                                                   -----------      ----------      ----------
Total liabilities                                                      511,281         427,194         915,570
                                                                   -----------      ----------      ----------
Net assets applicable to outstanding capital stock                $225,060,100     $26,022,449     $32,385,170
                                                                  ============     ===========     ===========
Represented by
Capital stock -- $.01 par value (Note 1)                          $    515,101     $    45,345     $    71,547
Additional paid-in capital                                         248,018,736      25,025,071      36,300,485
Undistributed net investment income                                    513,950           8,686          74,902
Accumulated net realized gain (loss) (Note 8)                       (1,590,772)        306,561        (202,883)
Unrealized appreciation (depreciation)
   on investments (Note 5)                                         (22,396,915)        636,786      (3,858,881)
                                                                   -----------      ----------      ----------
Total -- representing net assets applicable
   to outstanding capital stock                                   $225,060,100     $26,022,449     $32,385,170
                                                                  ============     ===========     ===========
Net assets applicable to outstanding shares:     Class D          $ 38,113,250     $12,884,621     $10,942,621
                                                 Class E          $186,946,850     $13,137,828     $21,442,549
Shares outstanding:                              Class D shares      8,739,687       2,246,915       2,418,142
                                                 Class E shares     42,770,397       2,287,624       4,736,572
Net asset value per share of outstanding
   capital stock:                                Class D         $        4.36    $       5.73    $       4.53
                                                 Class E         $        4.37    $       5.74    $       4.53
                                                                 -------------    ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of assets and liabilities
AXP Market Advantage Series, Inc.
                                                                                       AXP
                                                                                  International          AXP
                                                                                     Equity          Nasdaq 100
Jan. 31, 2002                                                                      Index Fund        Index Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $24,809,600 and $48,733,643)                                   $18,466,354     $28,838,446
Cash in bank on demand deposit (including foreign currency
   holdings of $584,910 for AXP International Equity Index Fund)                       621,315         263,553
Capital shares receivable                                                                4,220          78,428
Dividends and accrued interest receivable                                               30,436           4,247
Receivable for investment securities sold                                              254,932              --
                                                                                    ----------      ----------
Total assets                                                                        19,377,257      29,184,674
                                                                                    ----------      ----------
Liabilities
Capital shares payable                                                                      --           1,831
Unrealized depreciation on foreign currency contracts held,
   at value (Notes 1 and 6)                                                             14,073              --
Payable for investment securities purchased                                             93,698         325,450
Accrued investment management services fee                                              16,917             291
Accrued distribution fee                                                                 5,106             107
Accrued transfer agency fee                                                                350             274
Accrued administrative services fee                                                      4,833              46
Other accrued expenses                                                                  79,755          38,028
                                                                                    ----------      ----------
Total liabilities                                                                      214,732         366,027
                                                                                    ----------      ----------
Net assets applicable to outstanding capital stock                                 $19,162,525     $28,818,647
                                                                                   ===========     ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                           $    54,091     $    92,273
Additional paid-in capital                                                          26,183,643      55,799,304
Undistributed net investment income (loss)                                              14,073              --
Accumulated net realized gain (loss) (Note 8)                                        (707,534)     (7,177,733)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities
   in foreign currencies (Notes 5 and 6)                                           (6,381,748)    (19,895,197)
                                                                                    ----------      ----------
Total -- representing net assets applicable
   to outstanding capital stock                                                    $19,162,525     $28,818,647
                                                                                   -----------     -----------
Net assets applicable to outstanding shares:     Class D                           $ 7,881,907     $16,169,019
                                                 Class E                           $11,280,618     $12,649,628
Shares outstanding:                              Class D shares                      2,228,092       5,188,985
                                                 Class E shares                      3,181,017       4,038,309
Net asset value per share of
   outstanding capital stock:                    Class D                          $       3.54    $       3.12
                                                 Class E                          $       3.55    $       3.13
                                                                                  ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of operations
AXP Market Advantage Series, Inc.
                                                                       AXP             AXP            AXP Total
                                                                     S&P 500         Mid Cap        Stock Market
Year ended Jan. 31, 2002                                           Index Fund      Index Fund        Index Fund
Investment income
Income:
Dividends                                                         $  2,001,956     $   228,549     $   396,755
Interest                                                                90,117              42              64
   Less foreign taxes withheld                                          (7,910)             --             (21)
                                                                     ---------         -------         -------
Total income                                                         2,084,163         228,591         396,798
                                                                     ---------         -------         -------
Expenses (Note 2):
Investment management services fee                                     364,427          56,384          91,184
Distribution fee -- Class D                                             70,453          25,987          22,922
Transfer agency fee                                                    346,654          13,701           8,084
Administrative services fees and expenses                              122,897          15,767          33,591
Compensation of board members                                           10,168           4,508          10,168
Custodian fees                                                         135,796          57,335          11,260
Printing and postage                                                    33,084           5,820           1,800
Registration fees                                                       48,243          25,775          19,376
Licensing fees                                                          11,435          10,024          16,267
Audit fees                                                              13,750          13,750          15,000
Other                                                                    6,132           1,951           1,827
                                                                     ---------         -------         -------
Total expenses                                                       1,163,039         231,002         231,479
   Expenses reimbursed by AEFC (Note 2)                               (494,722)       (107,632)        (59,365)
                                                                     ---------         -------         -------
                                                                       668,317         123,370         172,114
   Earnings credits on cash balances (Note 2)                           (4,442)           (154)             --
                                                                     ---------         -------         -------
Total net expenses                                                     663,875         123,216         172,114
                                                                     ---------         -------         -------
Investment income (loss) -- net                                      1,420,288         105,375         224,684
                                                                     ---------         -------         -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                   (1,621,376)        498,339        (166,891)
   Futures contracts                                                   202,018              --         (33,798)
                                                                     ---------         -------         -------
Net realized gain (loss) on investments                             (1,419,358)        498,339        (200,689)
Net change in unrealized appreciation
   (depreciation) on investments                                   (21,888,911)     (1,161,338)     (5,367,739)
                                                                   -----------      ----------      ----------
Net gain (loss) on investments                                     (23,308,269)       (662,999)     (5,568,428)
                                                                   -----------        --------      ----------
Net increase (decrease) in net assets resulting from operations   $(21,887,981)    $  (557,624)    $(5,343,744)
                                                                  ============     ===========     ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of operations
AXP Market Advantage Series, Inc.
                                                                                       AXP
                                                                                  International          AXP
                                                                                     Equity          Nasdaq 100
Year ended Jan. 31, 2002                                                           Index Fund        Index Fund
Investment income
Income:
Dividends                                                                          $   384,813    $     16,983
Interest                                                                                16,474             185
   Less foreign taxes withheld                                                         (25,839)           (138)
                                                                                       -------          ------
Total income                                                                           375,448          17,030
                                                                                       -------          ------
Expenses (Note 2):
Investment management services fee                                                     101,603         100,598
Distribution fee -- Class D                                                             19,594          40,236
Transfer agency fee                                                                      6,459          89,853
Administrative services fees and expenses                                               20,320          16,116
Compensation of board members                                                           10,168          10,168
Custodian fees                                                                          67,290          15,489
Printing and postage                                                                       512           9,621
Registration fees                                                                       16,620          23,198
Licensing fee                                                                            5,000           5,880
Audit fees                                                                              15,500          13,750
Other                                                                                    3,785           3,474
                                                                                       -------          ------
Total expenses                                                                         266,851         328,383
   Expenses reimbursed by AEFC (Note 2)                                               (117,260)       (144,703)
                                                                                       -------          ------
                                                                                       149,591         183,680
   Earnings credits on cash balances (Note 2)                                               --            (900)
                                                                                       -------          ------
Total net expenses                                                                     149,591         182,780
                                                                                       -------          ------
Investment income (loss) -- net                                                        225,857        (165,750)
                                                                                       -------          ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     (625,898)     (6,128,335)
   Foreign currency transactions                                                       (80,439)             --
   Futures contracts                                                                  (220,735)             --
                                                                                       -------          ------
Net realized gain (loss) on investments                                               (927,072)     (6,128,335)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   (5,537,781)     (8,984,159)
                                                                                    ----------      ----------
Net gain (loss) on investments                                                      (6,464,853)    (15,112,494)
                                                                                    ----------     -----------
Net increase (decrease) in net assets resulting from operations                    $(6,238,996)   $(15,278,244)
                                                                                   ===========    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                         AXP S&P 500 Index Fund               AXP Mid Cap Index Fund
Year ended Jan. 31,                                       2002              2001               2002          2001
Operations and distributions
Investment income (loss) -- net                       $  1,420,288      $    336,234      $   105,375       $   94,627
Net realized gain (loss) on investments                 (1,419,358)        1,509,426          498,339        2,379,503
Net change in unrealized appreciation
   (depreciation) on investments                       (21,888,911)       (1,238,893)      (1,161,338)         627,263
                                                       -----------        ----------       ----------          -------
Net increase (decrease) in net assets
   resulting from operations                           (21,887,981)          606,767         (557,624)       3,101,393
                                                       -----------           -------         --------        ---------
Distributions to shareholders from:
   Net investment income
      Class D                                             (137,354)          (56,355)         (38,024)         (35,152)
      Class E                                             (862,774)         (192,757)         (64,488)         (63,851)
   Net realized gain
      Class D                                             (296,859)          (35,659)        (418,561)        (868,192)
      Class E                                           (1,262,697)          (74,943)        (429,935)      (1,095,001)
                                                        ----------           -------         --------       ----------
Total distributions                                     (2,559,684)         (359,714)        (951,008)      (2,062,196)
                                                        ----------          --------         --------       ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                       28,117,787        20,262,362        6,040,252        4,400,639
   Class E shares                                      148,724,557        89,035,104        2,882,108        1,376,232
Reinvestment of distributions at net asset value
   Class D shares                                          434,213            92,014          308,421          903,344
   Class E shares                                        2,125,471           267,700          129,104        1,158,852
Payments for redemptions
   Class D shares                                       (6,757,278)       (5,610,600)      (1,411,389)        (922,358)
   Class E shares                                      (31,791,729)      (12,141,879)        (335,291)        (210,298)
                                                       -----------       -----------         --------         --------
Increase (decrease) in net assets from
   share transactions                                  140,853,021        91,904,701        7,613,205        6,706,411
                                                       -----------        ----------        ---------        ---------
Total increase (decrease) in net assets                116,405,356        92,151,754        6,104,573        7,745,608
Net assets at beginning of year                        108,654,744        16,502,990       19,917,876       12,172,268
                                                       -----------        ----------       ----------       ----------
Net assets at end of year                             $225,060,100      $108,654,744      $26,022,449      $19,917,876
                                                      ============      ============      ===========      ===========
Undistributed net investment income                   $    513,950      $     94,891      $     8,686      $     5,983
                                                      ------------      ------------      -----------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                      AXP Total Stock Market Index Fund  AXP International Equity Index Fund
Year ended Jan. 31,                                           2002              2001             2002             2001
Operations and distributions
Investment income (loss) -- net                        $   224,684       $   168,095      $   225,857      $   190,452
Net realized gain (loss) on investments                   (200,689)          514,786         (927,072)         (59,223)
Net change in unrealized appreciation
   (depreciation) on investments                        (5,367,739)       (1,470,767)      (5,537,781)      (2,353,222)
                                                        ----------        ----------       ----------       ----------
Net increase (decrease) in net assets
   resulting from operations                            (5,343,744)         (787,886)      (6,238,996)      (2,221,993)
                                                        ----------        ----------       ----------       ----------
Distributions to shareholders from:
   Net investment income
      Class D                                              (42,194)          (23,771)              --          (44,301)
      Class E                                             (131,806)         (120,746)         (14,277)        (117,702)
   Net realized gain
      Class D                                              (55,162)         (110,200)              --         (105,798)
      Class E                                             (112,731)         (292,946)              --         (205,227)
                                                        ----------        ----------       ----------       ----------
Total distributions                                       (341,893)         (547,663)         (14,277)        (473,028)
                                                        ----------        ----------       ----------       ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                        4,463,828         2,090,729        3,136,522        2,479,760
   Class E shares                                        1,987,639        13,077,885          548,520        1,041,097
Reinvestment of distributions at net asset value
   Class D shares                                           44,973           133,971               --          150,099
   Class E shares                                          144,337           413,692            1,361          322,929
Payments for redemptions
   Class D shares                                         (882,500)         (301,088)        (761,393)        (761,450)
   Class E shares                                         (430,149)       (5,236,533)        (152,364)        (153,790)
                                                        ----------        ----------       ----------       ----------
Increase (decrease) in net assets from
   share transactions                                    5,328,128        10,178,656        2,772,646        3,078,645
                                                        ----------        ----------       ----------       ----------
Total increase (decrease) in net assets                   (357,509)        8,843,107       (3,480,627)         383,624
Net assets at beginning of year                         32,742,679        23,899,572       22,643,152       22,259,528
                                                        ----------        ----------       ----------       ----------
Net assets at end of year                              $32,385,170       $32,742,679      $19,162,525      $22,643,152
                                                       ===========       ===========      ===========      ===========
Undistributed (excess of distributions over)
   net investment income                               $    74,902       $    27,836      $    14,073      $   (50,342)
                                                       -----------       -----------      -----------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34   AXP INDEX FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP Market Advantage Series, Inc.
                                                                                               AXP Nasdaq 100 Index Fund
Year ended Jan. 31,                                                                           2002             2001
Operations and distributions
Investment income (loss) -- net                                                          $   (165,750)    $   (256,040)
Net realized gain (loss) on investments                                                    (6,128,335)        (195,488)
Net change in unrealized appreciation (depreciation) on investments                        (8,984,159)     (16,077,621)
                                                                                           ----------      -----------
Net increase (decrease) in net assets resulting from operations                           (15,278,244)     (16,529,149)
                                                                                          -----------      -----------
Distributions to shareholders from:
   Net realized gain
      Class D                                                                                 (13,031)        (562,862)
      Class E                                                                                  (9,725)        (276,560)
                                                                                          -----------      -----------
Total distributions                                                                           (22,756)        (839,422)
                                                                                          -----------      -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                                                           8,450,987       33,274,246
   Class E shares                                                                          12,051,775       18,017,579
Reinvestment of distributions at net asset value
   Class D shares                                                                              13,031          562,862
   Class E shares                                                                               9,726          276,560
Payments for redemptions
   Class D shares                                                                          (7,301,406)      (8,157,408)
   Class E shares                                                                          (6,581,517)     (12,845,612)
                                                                                          -----------      -----------
Increase (decrease) in net assets from share transactions                                   6,642,596       31,128,227
                                                                                          -----------      -----------
Total increase (decrease) in net assets                                                    (8,658,404)      13,759,656
Net assets at beginning of year                                                            37,477,051       23,717,395
                                                                                          -----------      -----------
Net assets at end of year                                                                $ 28,818,647     $ 37,477,051
                                                                                         ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35   AXP INDEX FUNDS -- ANNUAL REPORT

Notes to Financial Statements
AXP Market Advantage Series, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The primary investments of each Fund are as follows:

AXP S&P 500 Index Fund invests in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

AXP Mid Cap Index Fund invests in common stocks included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400).

AXP Total Stock Market Index Fund invests in common stocks included in the Wilshire 5000 Total Market Index (Wilshire 5000).

AXP International Equity Index Fund invests in common stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

AXP Nasdaq 100 Index Fund invests in common stocks included in the Nasdaq 100 Index.

While the Funds may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Funds offer Class D and Class E shares and are sold without a sales charge.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
36   AXP INDEX FUNDS -- ANNUAL REPORT

Option transactions
As part of its indexing strategies, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Futures transactions
As part of its indexing strategies, the Funds may buy and sell futures contracts traded on any U.S. or foreign exchange. The Funds also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
37   AXP INDEX FUNDS -- ANNUAL REPORT

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                                                                        AXP
                                                    AXP               AXP           AXP Total       International         AXP
                                                  S&P 500           Mid Cap       Stock Market         Equity         Nasdaq 100
                                                Index Fund        Index Fund       Index Fund        Index Fund       Index Fund
Undistributed net investment income              $(1,101)            $(160)        $(3,618)        $(147,165)        $ 165,750
Accumulated net realized gain (loss)               1,524               160           3,618           301,085            22,756
                                                   -----               ---           -----           -------            ------
Additional paid-in capital reduction (increase)  $  (423)            $  --         $    --         $(153,920)        $(188,506)
                                                  -------             ----         -------         ---------         ---------

The tax character of distributions paid during 2001 for each Fund is as follows:

                                                           Amount      Per share

AXP S&P 500 Index Fund
Class D
Distributions paid from:
   Ordinary income                                      $  234,044     $0.02895
   Long-term capital gain                                  200,169      0.02476
Class E
Distributions paid from:
   Ordinary income                                       1,274,044      0.03705
   Long-term capital gain                                  851,427      0.02476
                                                           -------      -------
AXP Mid Cap Index Fund
Class D
Distributions paid from:
   Ordinary income                                          54,556      0.02607
   Long-term capital gain                                  402,029      0.19211
Class E
Distributions paid from:
   Ordinary income                                          81,469      0.03790
   Long-term capital gain                                  412,954      0.19211
                                                           -------      -------

--------------------------------------------------------------------------------
38   AXP INDEX FUNDS -- ANNUAL REPORT

                                                           Amount      Per share

AXP Total Stock Market Index Fund
Class D
Distributions paid from:
   Ordinary income                                       $  57,932      $0.02551
   Long-term capital gain                                   39,424       0.01736
Class E Distributions paid from:
   Ordinary income                                         163,968       0.03533
   Long-term capital gain                                   80,569       0.01736
                                                            ------       -------
AXP International Equity Index Fund
Class D
Distributions paid from:
   Ordinary income                                              --            --
   Long-term capital gain                                       --            --
Class E Distributions paid from:
   Ordinary income                                          14,277       0.00450
   Long-term capital gain                                       --            --
                                                            ------       -------
AXP Nasdaq 100 Index Fund
Class D
Distributions paid from:
   Ordinary income                                          13,031       0.00257
   Long-term capital gain                                       --            --
Class E
Distributions paid from:
   Ordinary income                                           9,725       0.00257
   Long-term capital gain                                       --            --
                                                            ------       -------

As of Jan. 31, 2002,  the  components of net assets on a tax basis for each Fund are as follows:
                                                                           Unrealized
                                      Undistributed        Accumulated    appreciation
Fund                                 ordinary income       gain (loss)   (depreciation)
AXP S&P 500 Index Fund                  $513,607       $   (328,005)     $(23,659,338)
AXP Mid Cap Index Fund                   111,830            300,318           539,885
AXP Total Stock Market Index Fund         69,367           (178,882)       (3,877,347)
AXP International Equity Index Fund           --           (654,818)       (6,406,367)
AXP Nasdaq 100 Index Fund                     --         (6,252,188)      (20,820,742)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
39   AXP INDEX FUNDS -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
Each Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                   Percentage range
AXP S&P 500 Index Fund                                  0.24% to 0.21%
AXP Mid Cap Index Fund                                  0.26% to 0.23%
AXP Total Stock Market Index Fund                       0.30% to 0.26%
AXP International Equity Index Fund                     0.50% to 0.46%
AXP Nasdaq 100 Index Fund                               0.38% to 0.34%

AEFC has a Sub-investment Advisory Agreement with SSgA Funds Management, Inc. for AXP International Equity Index Fund.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages as follows:

Fund                                                   Percentage range
AXP S&P 500 Index Fund                                 0.080% to 0.065%
AXP Mid Cap Index Fund                                 0.080% to 0.065%
AXP Total Stock Market Index Fund                      0.110% to 0.090%
AXP International Equity Index Fund                    0.100% to 0.080%
AXP Nasdaq 100 Index Fund                              0.060% to 0.040%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class D $19
o  Class E $19

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to Class D shares.

The Advisor and the Transfer Agent have agreed to waive certain fees and to absorb certain other Fund expenses until Jan. 31, 2003. Under this agreement, net expenses for Class D will not exceed 0.64% for AXP S&P 500 Index Fund, 0.70% for AXP Mid Cap Index Fund, 0.74% for AXP Total Stock Market Index Fund, 0.89% for AXP International Equity Index Fund, and 0.79% for AXP Nasdaq 100 Index Fund. Net expenses for Class E will not exceed 0.39% for AXP S&P 500 Index Fund, 0.45% for AXP Mid Cap Index Fund, 0.49% for AXP Total Stock Market Index Fund, 0.64% for AXP International Equity Index Fund, and 0.54% for AXP Nasdaq 100 Index Fund.

--------------------------------------------------------------------------------
40   AXP INDEX FUNDS -- ANNUAL REPORT

Shares held in the Funds for less than 180 days are subject to a redemption fee of .50% (.75% for the International Equity Index Fund) of the proceeds of the redeemed shares. The redemption fee is retained by the Funds and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the client's account.

During the year ended Jan. 31, 2002, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                               Reduction
AXP S&P 500 Index Fund                                               $4,442
AXP Mid Cap Index Fund                                                  154
AXP Nasdaq 100 Index Fund                                               900

The Funds also pay custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
For the year ended Jan. 31, 2002, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                 Purchases     Proceeds
AXP S&P 500 Index Fund                           $173,402,390   $40,345,364
AXP Mid Cap Index Fund                             19,363,793    12,672,432
AXP Total Stock Market Index Fund                  12,392,353     7,219,366
AXP International Equity Index Fund                 3,539,598     1,276,576
AXP Nasdaq 100 Index Fund                          27,102,603    20,655,139

Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                  AXP S&P 500 Index Fund
                                                 Year ended Jan. 31, 2002
                                                     Class D      Class E
Sold                                                6,162,752    32,539,639
Issued for reinvested distributions                    98,238       480,876
Redeemed                                           (1,514,528)   (6,738,175)
                                                   ----------    ----------
Net increase (decrease)                             4,746,462    26,282,340
                                                    ---------    ----------


                                                 Year ended Jan. 31, 2001
                                                     Class D      Class E
Sold                                                3,662,966    16,876,196
Issued for reinvested distributions                    18,588        54,081
Redeemed                                           (1,008,564)   (2,164,876)
                                                   ----------    ----------
Net increase (decrease)                             2,672,990    14,765,401
                                                    ---------    ----------

--------------------------------------------------------------------------------
41   AXP INDEX FUNDS -- ANNUAL REPORT

                                                     AXP Mid Cap Index Fund
                                                    Year ended Jan. 31, 2002
                                                Class D                 Class E
Sold                                           1,049,808                507,332
Issued for reinvested distributions               54,204                 22,650
Redeemed                                        (249,801)               (58,972)
                                                --------                -------
Net increase (decrease)                          854,211                471,010
                                                 -------                -------

                                                   Year ended Jan. 31, 2001
                                                 Class D               Class E
Sold                                             683,130               215,275
Issued for reinvested distributions              159,040               204,023
Redeemed                                        (150,386)              (32,247)
                                                --------               -------
Net increase (decrease)                          691,784               387,051
                                                 -------               -------

                                                         AXP Total Stock
                                                       Market Index Fund
                                                   Year ended Jan. 31, 2002
                                                 Class D               Class E
Sold                                             963,751               425,622
Issued for reinvested distributions                9,841                31,584
Redeemed                                        (189,059)              (90,453)
                                                --------               -------
Net increase (decrease)                          784,533               366,753
                                                 -------               -------

                                                      Year ended Jan. 31, 2001
                                                 Class D              Class E
Sold                                             355,773             2,426,912
Issued for reinvested distributions               26,634                82,409
Redeemed                                         (54,967)             (982,635)
                                                 -------              --------
Net increase (decrease)                          327,440             1,526,686
                                                 -------             ---------

                                                        AXP International
                                                        Equity Index Fund
                                                    Year ended Jan. 31, 2002
                                                  Class D              Class E
Sold                                              785,480              140,343
Issued for reinvested distributions                    --                  372
Redeemed                                         (197,016)             (38,850)
                                                 --------              -------
Net increase (decrease)                           588,464              101,865
                                                  -------              -------

                                                    Year ended Jan. 31, 2001
                                                  Class D              Class E
Sold                                              475,992              202,656
Issued for reinvested distributions                32,349               69,597
Redeemed                                         (139,871)             (30,049)
                                                 --------              -------
Net increase (decrease)                           368,470              242,204
                                                  -------              -------

--------------------------------------------------------------------------------
42   AXP INDEX FUNDS -- ANNUAL REPORT

                                                  AXP Nasdaq 100 Index Fund
                                                   Year ended Jan. 31, 2002
                                                Class D               Class E
Sold                                           2,547,589             3,568,210
Issued for reinvested distributions                4,098                 3,049
Redeemed                                      (2,095,800)           (1,914,767)
                                              ----------            ----------
Net increase (decrease)                          455,887             1,656,492
                                                 -------             ---------

                                                   Year ended Jan. 31, 2001
                                                Class D               Class E
Sold                                           4,502,960             2,618,596
Issued for reinvested distributions              124,527                61,051
Redeemed                                      (1,363,216)           (1,982,395)
                                              ----------            ----------
Net increase (decrease)                        3,264,271               697,252
                                               ---------               -------

5. STOCK INDEX FUTURES CONTRACTS
Investments in securities as of Jan. 31, 2002, included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

                                                             Open        Notional              Net
                                             Market         purchase       market           unrealized
                                              value          (sale)         value           gain (loss)
Fund                                      of collateral     contracts    on futures         on futures
AXP S&P 500 Index Fund                    $3,208,222           116      $6,556,320          $(82,236)
AXP International Equity Index Fund          846,209            26       1,111,668            (9,603)

See "Summary of significant accounting policies."

6. FOREIGN CURRENCY CONTRACTS
As of Jan. 31, 2002, AXP International Equity Index Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                     Currency to                Currency to            Unrealized              Unrealized
Exchange date       be delivered                be received           appreciation            depreciation
April 4, 2002            50,463                     100,000                  $--                 $   787
                    U.S. Dollar           Australian Dollar
April 4, 2002            85,870                     100,000                   --                   4,160
                    U.S. Dollar      European Monetary Unit
April 4, 2002           224,963                  30,000,000                   --                   3,052
                    U.S. Dollar                Japanese Yen
April 4, 2002           281,646                     200,000                   --                   6,074
                    U.S. Dollar               British Pound
                    -----------               -------------                 ----                 -------
Total                                                                        $--                 $14,073
                                                                            ----                 -------

--------------------------------------------------------------------------------
43  AXP INDEX FUNDS -- ANNUAL REPORT

7. BANK BORROWINGS
Each Fund has a revolving credit agreement with U.S. Bank, N.A., whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Each Fund except AXP S&P 500 Index Fund had no borrowings outstanding during the year ended Jan. 31, 2002. AXP S&P 500 Index Fund had borrowings of $9,200,000 at a weighted average interest rate of 3.80% for the period from Sept. 13, 2001 to Sept. 14, 2001.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs were as follows as of Jan. 31, 2002:

Fund                                        Carry-over        Expiration date
AXP S&P 500 Index Fund                    $   328,005                2010
AXP Total Stock Market Index Fund             178,882           2010-2011
AXP International Equity Index Fund           654,818           2010-2011
AXP Nasdaq 100 Index Fund                   6,252,188           2010-2011

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
44   AXP INDEX FUNDS -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

AXP S&P 500 Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001    2000(b)    2002     2001   2000(b)
Net asset value, beginning of period                        $5.30    $5.42  $5.07       $5.31    $5.42  $5.07
                                                            -----    -----  -----       -----    -----  -----
Income from investment operations:
Net investment income (loss)                                  .02      .02    .01         .03      .03    .01
Net gains (losses) (both realized and unrealized)            (.91)    (.12)   .35        (.91)    (.11)   .35
                                                             ----     ----    ---        ----     ----    ---
Total from investment operations                             (.89)    (.10)   .36        (.88)    (.08)   .36
                                                             ----     ----    ---        ----     ----    ---
Less distributions:
Dividends from net investment income                         (.02)    (.01)  (.01)       (.03)    (.02)  (.01)
Distributions from realized gains                            (.03)    (.01)    --        (.03)    (.01)    --
                                                             ----     ----    ---        ----     ----    ---
Total distributions                                          (.05)    (.02)  (.01)       (.06)    (.03)  (.01)
                                                             ----     ----    ---        ----     ----    ---
Net asset value, end of period                              $4.36    $5.30  $5.42       $4.37    $5.31  $5.42
                                                            -----    -----  -----       -----    -----  -----
Ratios/supplemental data
Net assets, end of period (in millions)                       $38      $21     $7        $187      $87     $9
                                                             ----     ----    ---        ----     ----    ---
Ratio of expenses to average daily net assets(c, d)          .64%     .62%   .64%(e)     .39%     .35%   .39%(e)
                                                             ----     ----    ---        ----     ----    ---
Ratio of net investment income (loss)
   to average daily net assets                               .74%     .65%   .52%(e)     .98%    1.05%   .83%(e)
                                                             ----     ----    ---        ----     ----    ---
Portfolio turnover rate (excluding short-term securities)     27%      82%    37%         27%      82%    37%
                                                             ----     ----    ---        ----     ----    ---
Total return                                              (16.74%)  (1.73%) 7.72%     (16.55%)  (1.35%) 7.75%
                                                          ------    -----   ----      ------    -----   ----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been .97%, 1.18% and 4.00% for Class D and .72%, .73% and 3.70% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
45   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001   2000(b)     2002     2001   2000(b)
Net asset value, beginning of period                        $6.20    $5.71  $5.07       $6.21    $5.71  $5.07
                                                            -----    -----  -----       -----    -----  -----
Income from investment operations:
Net investment income (loss)                                  .02      .03    .01         .03      .04    .02
Net gains (losses) (both realized and unrealized)            (.27)    1.20    .64        (.27)    1.21    .64
                                                            -----    -----  -----       -----    -----  -----
Total from investment operations                             (.25)    1.23    .65        (.24)    1.25    .66
                                                            -----    -----  -----       -----    -----  -----
Less distributions:
Dividends from net investment income                         (.02)    (.03)  (.01)       (.03)    (.04)  (.02)
Distributions from realized gains                            (.20)    (.71)    --        (.20)    (.71)    --
                                                            -----    -----  -----       -----    -----  -----
Total distributions                                          (.22)    (.74)  (.01)       (.23)    (.75)  (.02)
                                                            -----    -----  -----       -----    -----  -----
Net asset value, end of period                              $5.73    $6.20  $5.71       $5.74    $6.21  $5.71
                                                            -----    -----  -----       -----    -----  -----
Ratios/supplemental data
Net assets, end of period (in millions)                       $13       $9     $4         $13      $11     $8
                                                            -----    -----  -----       -----    -----  -----
Ratio of expenses to average daily net assets(c, d)          .70%     .66%   .69%(e)     .45%     .42%   .45%(e)
                                                            -----    -----  -----       -----    -----  -----
Ratio of net investment income (loss)
   to average daily net assets                               .35%     .42%   .59%(e)     .61%     .67%   .83%(e)
                                                            -----    -----  -----       -----    -----  -----
Portfolio turnover rate (excluding short-term securities)     58%     109%    16%         58%     109%    16%
                                                            -----    -----  -----       -----    -----  -----
Total return                                               (4.04%)  22.62% 12.87%      (3.84%)  23.06% 12.92%
                                                           -----    -----  -----       -----    -----  -----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.20%, 1.32% and 2.22% for Class D and .95%, 1.08% and 1.96% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
46   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Per share income and capital changes(a)

                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001     2000(b)    2002     2001    2000(b)
Net asset value, beginning of period                        $5.45    $5.76   $5.19       $5.45    $5.76   $5.19
                                                            -----    -----   -----       -----    -----   -----
Income from investment operations:
Net investment income (loss)                                  .02      .02     .01         .04      .03     .01
Net gains (losses) (both realized and unrealized)            (.90)    (.25)    .57        (.91)    (.24)    .57
                                                             ----     ----     ---        ----     ----     ---
Total from investment operations                             (.88)    (.23)    .58        (.87)    (.21)    .58
                                                             ----     ----     ---        ----     ----     ---
Less distributions:
Dividends from net investment income                         (.02)    (.01)   (.01)       (.03)    (.03)   (.01)
Distributions from realized gains                            (.02)    (.07)     --        (.02)    (.07)     --
                                                             ----     ----     ---        ----     ----     ---
Total distributions                                          (.04)    (.08)   (.01)       (.05)    (.10)   (.01)
                                                             ----     ----     ---        ----     ----     ---
Net asset value, end of period                              $4.53    $5.45   $5.76       $4.53    $5.45   $5.76
                                                            -----    -----   -----       -----    -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                       $11       $9      $8         $21      $24     $16
                                                             ----     ----     ---        ----     ----     ---
Ratio of expenses to average daily net assets(c, d)          .74%     .69%    .74%(e)     .49%     .43%    .49%(e)
                                                             ----     ----     ---        ----     ----     ---
Ratio of net investment income (loss)
   to average daily net assets                               .57%     .43%    .39%(e)     .81%     .70%    .64%(e)
                                                             ----     ----     ---        ----     ----     ---
Portfolio turnover rate (excluding short-term securities)     24%      25%      4%         24%      25%      4%
                                                             ----     ----     ---        ----     ----     ---
Total return                                              (16.10%)  (3.79%) 11.57%     (15.92%)  (3.53%) 11.61%
                                                          ------    -----   -----      ------    -----   -----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been .94%, 1.29% and 1.52% for Class D and .69%, 1.02% and 1.27% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
47   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Per share income and capital changes(a)
                                                                   Class D                     Class E
Fiscal period ended Jan. 31,                                2002     2001    2000(b)    2002     2001   2000(b)
Net asset value, beginning of period                       $ 4.80    $5.42  $5.00      $ 4.80    $5.42  $5.00
                                                           ------    -----  -----      ------    -----  -----
Income from investment operations:
Net investment income (loss)                                  .04      .03     --         .05      .05    .01
Net gains (losses) (both realized and unrealized)           (1.30)    (.55)   .43       (1.30)    (.56)   .42
                                                           ------    -----  -----      ------    -----  -----
Total from investment operations                            (1.26)    (.52)   .43       (1.25)    (.51)   .43
                                                           ------    -----  -----      ------    -----  -----
Less distributions:
Dividends from net investment income                           --     (.03)    --          --     (.04)    --
Distributions from realized gains                              --     (.07)  (.01)         --     (.07)  (.01)
                                                           ------    -----  -----      ------    -----  -----
Total distributions                                            --     (.10)  (.01)         --     (.11)  (.01)
                                                           ------    -----  -----      ------    -----  -----
Net asset value, end of period                             $ 3.54    $4.80  $5.42      $ 3.55    $4.80  $5.42
                                                           ------    -----  -----      ------    -----  -----
Ratios/supplemental data
Net assets, end of period (in millions)                        $8       $8     $7         $11      $15    $15
                                                           ------    -----  -----      ------    -----  -----
Ratio of expenses to average daily net assets(c)             .89%     .89%   .89%(d)     .64%     .64%   .64%(d)
                                                           ------    -----  -----      ------    -----  -----
Ratio of net investment income (loss)
   to average daily net assets                               .94%     .65%   .13%(d)    1.22%     .93%   .39%(d)
                                                           ------    -----  -----      ------    -----  -----
Portfolio turnover rate (excluding short-term securities)      6%       8%     4%          6%       8%     4%
                                                           ------    -----  -----      ------    -----  -----
Total return                                              (26.25%)  (9.55%) 8.09%     (25.95%)  (9.35%) 8.09%
                                                           ------    -----  -----      ------    -----  -----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.49%, 1.54% and 1.62% for Class D and 1.20%, 1.26% and 1.37% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(d)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
48   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Nasdaq 100 Index Fund

Per share income and capital changes(a)
                                                                    Class D                     Class E
Fiscal period ended Jan. 31,                                 2002    2001     2000(b)    2002     2001    2000(b)
Net asset value, beginning of period                       $ 5.26   $ 7.52   $5.26      $ 5.28   $ 7.52   $5.26
                                                           ------   ------   -----      ------   ------   -----
Income from investment operations:
Net investment income (loss)                                 (.02)    (.04)   (.01)       (.01)    (.03)   (.01)
Net gains (losses) (both realized and unrealized)           (2.12)   (2.09)   2.27       (2.14)   (2.08)   2.27
                                                            -----    -----    ----       -----    -----    ----
Total from investment operations                            (2.14)   (2.13)   2.26       (2.15)   (2.11)   2.26
                                                            -----    -----    ----       -----    -----    ----
Less distributions:
Distributions from realized gains                              --     (.13)     --          --     (.13)     --
                                                            -----    -----    ----       -----    -----    ----
Net asset value, end of period                             $ 3.12   $ 5.26   $7.52      $ 3.13   $ 5.28   $7.52
                                                            -----    -----    ----       -----    -----    ----
Ratios/supplemental data
Net assets, end of period (in millions)                       $16      $25     $11         $13      $13     $13
                                                            -----    -----    ----       -----    -----    ----
Ratio of expenses to average daily net assets(c, d)          .79%     .77%    .79%(e)     .54%     .52%    .54%(e)
                                                            -----    -----    ----       -----    -----    ----
Ratio of net investment income (loss)
   to average daily net assets                              (.72%)   (.70%)  (.67%)(e)   (.47%)   (.45%)  (.41%)(e)
                                                            -----    -----    ----       -----    -----    ----
Portfolio turnover rate (excluding short-term securities)     77%     114%     51%         77%     114%     51%
                                                            -----    -----    ----       -----    -----    ----
Total return                                              (40.64%) (28.12%) 42.97%     (40.67%) (27.85%) 42.97%
                                                            -----    -----    ----       -----    -----    ----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 25, 1999 (when shares became publicly available) to Jan. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expense would have been 1.33%, 1.09% and 1.82% for Class D and 1.08%, .85% and 1.54% for Class E for the years ended Jan. 31, 2002 and 2001 and for the period ended Jan. 31, 2000, respectively.
(e)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
49   AXP INDEX FUNDS -- ANNUAL REPORT

Investments in Securities
AXP S&P 500 Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)
Issuer                                          Shares          Value(a)

Aerospace & defense (1.6%)
Boeing                                         17,701          $724,856
General Dynamics                                4,265           381,973
Goodrich                                        2,154            59,924
Honeywell Intl                                 17,187           577,655
Lockheed Martin                                 9,311           493,204
Northrop Grumman                                2,334           260,498
Raytheon                                        8,262           316,187
Rockwell Collins                                3,881            86,740
Rockwell Intl                                   3,884            74,767
United Technologies                             9,903           680,633
Total                                                         3,656,437

Airlines (0.2%)
AMR                                             3,265(b)         81,429
Delta Air Lines                                 2,604            82,312
Southwest Airlines                             16,176           306,374
US Airways Group                                1,439(b)          7,454
Total                                                           477,569

Automotive & related (1.0%)
Cooper Tire & Rubber                            1,533            23,654
Cummins                                           872            32,866
Dana                                            3,139            45,861
Delphi Automotive Systems                      11,841           169,208
Eaton                                           1,464           107,721
Ford Motor                                     38,274           585,591
General Motors                                 11,741           600,434
Genuine Parts                                   3,661           130,039
Goodyear Tire & Rubber                          3,447            82,314
Johnson Controls                                1,845           155,091
Navistar Intl                                   1,255            48,958
PACCAR                                          1,621           107,391
Snap-On                                         1,223            39,858
TRW                                             2,669           113,086
Visteon                                         2,755            36,642
Total                                                         2,278,714

Banks and savings & loans (6.6%)
AmSouth Bancorporation                          7,702           160,587
Bank of America                                33,253         2,095,936
Bank of New York                               15,566           637,895
Bank One                                       24,645           924,188
BB&T                                            9,576           337,458
Charter One Financial                           4,750           141,455
Comerica                                        3,764           211,876
Fifth Third Bancorp                            12,212           772,409
FleetBoston Financial                          22,087           742,565
Golden West Financial                           3,331           212,051
Huntington Bancshares                           5,309            92,961
J.P. Morgan Chase                              41,700         1,419,885
KeyCorp                                         8,950           220,260
Mellon Financial                                9,888           379,699
Natl City                                      12,808           360,161
Northern Trust                                  4,695           274,141
PNC Financial Services Group                    6,004           346,731
Regions Financial                               4,807           150,315
SouthTrust                                      7,243           178,468
SunTrust Banks                                  6,104           376,006
Synovus Financial                               6,156           170,152
U.S. Bancorp                                   41,233           858,471
Union Planters                                  2,903           129,938
USA Education                                   3,313           298,170
Wachovia                                       28,763           956,370
Washington Mutual                              20,356           698,618
Wells Fargo                                    35,829         1,662,106
Zions Bancorp                                   1,939            97,609
Total                                                        14,906,481

Beverages & tobacco (3.6%)
Anheuser-Busch                                 18,689           883,429
Brown-Forman Cl B                               1,443            94,517
Coca-Cola                                      52,559         2,299,457
Coca-Cola Enterprises                           9,400           152,750
Coors (Adolph) Cl B                               763            40,187
Fortune Brands                                  3,140           127,892
Pepsi Bottling Group                            6,000           138,300
PepsiCo                                        36,978         1,852,228
Philip Morris                                  45,794         2,294,737
UST                                             3,496           122,185
Total                                                         8,005,682

Building materials & construction (0.5%)
Centex                                          1,284            76,372
Georgia-Pacific Group                           4,856           121,400
KB HOME                                         1,063            45,773
Louisiana-Pacific                               2,207            19,068
Masco                                           9,699           259,545
Pulte Homes                                     1,245            58,702

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
50   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Building materials & construction (cont.)
Sherwin-Williams                                3,264           $90,478
Temple-Inland                                   1,043            57,740
Vulcan Materials                                2,140            99,296
Weyerhaeuser                                    4,571           266,582
Total                                                         1,094,956

Chemicals (1.4%)
Air Products & Chemicals                        4,805           222,231
Allied Waste Inds                               4,162(b)         45,699
Dow Chemical                                   19,062           563,091
du Pont (EI) de Nemours                        21,667           957,031
Eastman Chemical                                1,629            65,421
Ecolab                                          2,702           115,619
Engelhard                                       2,743            76,420
Great Lakes Chemical                            1,060            24,444
Hercules                                        2,293(b)         21,554
Millipore                                       1,009            54,183
Pall                                            2,581            59,518
PPG Inds                                        3,559           172,932
Praxair                                         3,400           197,370
Rohm & Haas                                     4,658           171,321
Sigma-Aldrich                                   1,550            64,821
Waste Management                               13,269           382,413
Total                                                         3,194,068

Communications equipment & services (2.8%)
ADC Telecommunications                         16,686(b)         81,428
Andrew Corp                                     1,720(b)         30,943
AT&T Wireless Services                         53,480(b)        615,020
Avaya                                           6,063(b)         52,142
CIENA                                           6,915(b)         87,821
Corning                                        19,989           159,312
JDS Uniphase                                   28,061(b)        196,427
Lucent Technologies                            72,159           471,920
Motorola                                       47,042           626,129
Nortel Networks                                67,650(c)        489,786
QUALCOMM                                       16,157(b)        713,008
Scientific-Atlanta                              3,302            87,437
Tellabs                                         8,665(b)        133,961
Verizon Communications                         57,371         2,659,145
Total                                                         6,404,479

Computer software & services (0.9%)
Adobe Systems                                   5,013           168,938
BMC Software                                    5,161(b)         91,195
Citrix Systems                                  3,967(b)         68,431
Computer Associates Intl                       12,174           419,517
Compuware                                       7,859(b)        106,882
Intuit                                          4,482(b)        175,919
Novell                                          7,654(b)         40,030
Parametric Technology                           5,548(b)         38,170
PeopleSoft                                      6,401(b)        207,968
Siebel Systems                                  9,772(b)        345,831
VERITAS Software                                8,473(b)        360,526
Total                                                         2,023,407

Computers & office equipment (11.5%)
Apple Computer                                  7,414(b)        183,274
Autodesk                                        1,158            47,478
Automatic Data Processing                      13,032           703,728
Cisco Systems                                 155,025(b,d)    3,066,395
Compaq Computer                                35,803           442,167
Computer Sciences                               3,600(b)        160,200
Comverse Technology                             3,920(b)         83,770
Concord EFS                                    10,647(b)        310,360
Dell Computer                                  55,163(b)      1,514,224
Electronic Data Systems                        10,020           627,352
EMC                                            46,827(b)        767,963
Equifax                                         3,062            77,101
First Data                                      8,063           667,052
Fiserv                                          3,956(b)        167,893
Gateway                                         6,847(b)         35,673
Hewlett-Packard                                41,003           906,576
Intl Business Machines                         36,409         3,928,168
Lexmark Intl Cl A                               2,747(b)        152,596
Mercury Interactive                             1,748(b)         66,634
Microsoft                                     113,829(b,d)    7,252,047
NCR                                             2,053(b)         87,335
Network Appliance                               6,998(b)        125,614
NVIDIA                                          3,056(b)        200,901
Oracle                                        117,547(b)      2,028,861
Palm                                           12,004(b)         44,895
Pitney Bowes                                    5,154           215,540
Rational Software                               4,105(b)         96,385
SABRE Holdings Cl A                             2,821(b)        126,042
Sanmina-SCI                                    11,009(b)        161,612
Sapient                                         2,670(b)         14,685
Solectron                                      17,344(b)        203,272
State Street                                    6,877           369,845
Sun Microsystems                               68,512(b)        737,189
Unisys                                          6,744(b)         84,300
Yahoo!                                         12,039(b)        207,552
Total                                                        25,864,679

Electronics (4.9%)
Advanced Micro Devices                          7,182(b)        115,271
Agilent Technologies                            9,736(b)        295,488
Altera                                          8,141(b)        204,502

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
51   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Electronics (cont.)
American Power Conversion                       4,132(b)        $62,765
Analog Devices                                  7,646(b)        334,895
Applied Materials                              17,252(b)        753,049
Applied Micro Circuits                          6,305(b)         64,122
Broadcom Cl A                                   5,544(b)        235,454
Conexant Systems                                5,385(b)         70,220
Intel                                         141,860         4,970,773
Jabil Circuit                                   4,166(b)         96,651
KLA-Tencor                                      3,917(b)        224,366
Linear Technology                               6,691           276,807
LSI Logic                                       7,753(b)        128,545
Maxim Integrated Products                       6,826(b)        378,775
Micron Technology                              12,666(b)        427,478
Molex                                           4,136           126,355
Natl Semiconductor                              3,718(b)        104,885
Novellus Systems                                3,029(b)        129,369
PerkinElmer                                     2,603            76,789
PMC-Sierra                                      3,488(b)         83,259
Power-One                                       1,666(b)         16,543
QLogic                                          1,958(b)         95,805
Symbol Technologies                             4,826            74,803
Tektronix                                       1,944(b)         47,589
Teradyne                                        3,822(b)        114,125
Texas Instruments                              36,611         1,142,628
Thomas & Betts                                  1,228            23,946
Vitesse Semiconductor                           4,026(b)         50,607
Waters                                          2,764(b)         95,634
Xilinx                                          7,060(b)        306,051
Total                                                        11,127,549

Energy (5.6%)
Amerada Hess                                    1,874           114,989
Anadarko Petroleum                              5,258           258,326
Apache                                          2,897           140,476
Ashland                                         1,459            68,223
Burlington Resources                            4,243           145,280
ChevronTexaco                                  22,547         1,889,439
Conoco                                         13,220           372,275
Devon Energy                                    3,293           122,565
EOG Resources                                   2,440            82,936
Exxon Mobil                                   144,576         5,645,692
FirstEnergy                                     6,290           233,988
Kerr-McGee                                      2,117           112,095
Marathon Oil                                    6,539           183,419
Mirant                                          8,467(b)         84,755
Occidental Petroleum                            7,896           204,901
Phillips Petroleum                              8,059           471,210
Royal Dutch Petroleum ADR                      44,891(c)      2,243,203
Sunoco                                          1,661            64,048
Unocal                                          5,157           180,237
Total                                                        12,618,057

Energy equipment & services (0.7%)
Baker Hughes                                    7,099           249,885
Halliburton                                     9,074           124,768
McDermott Intl                                  1,303(b)         16,118
Nabors Inds                                     2,977(b)         93,210
Noble Drilling                                  2,795(b)         89,356
Rowan Companies                                 1,981(b)         35,717
Schlumberger                                   12,168           686,153
Transocean Sedco Forex                          6,737           206,422
Total                                                         1,501,629

Financial services (6.4%)
American Express                               28,199         1,010,934
Bear Stearns Companies                          1,989           115,660
Capital One Financial                           4,541           227,822
Citigroup                                     108,737         5,154,135
Countrywide Credit Inds                         2,583           102,674
Fannie Mae                                     21,114         1,709,179
Franklin Resources                              5,512           206,424
Freddie Mac                                    14,691           986,060
H&R Block                                       3,878           179,396
Household Intl                                  9,674           495,696
Lehman Brothers Holdings                        5,037           326,246
MBNA                                           18,003           630,105
Merrill Lynch                                  17,888           911,930
MGIC Investment                                 2,265           151,755
Morgan Stanley, Dean Witter & Co               23,180         1,274,900
Paychex                                         7,911           290,334
Providian Financial                             6,006            23,123
Schwab (Charles)                               28,885           415,077
Stilwell Financial                              4,678           119,055
T. Rowe Price Group                             2,609            98,046
Total                                                        14,428,551

Food (1.3%)
Archer-Daniels-Midland                         13,977           194,839
Campbell Soup                                   8,658           246,320
ConAgra Foods                                  11,355           281,604
General Mills                                   7,700           381,536
Heinz (HJ)                                      7,401           306,401
Hershey Foods                                   2,866           201,680
Kellogg                                         8,591           265,118
Sara Lee                                       16,556           350,159
SUPERVALU                                       2,817            69,524

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
52   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Food (cont.)
Sysco                                          14,087          $417,258
Wrigley (Wm) Jr                                 4,760           260,086
Total                                                         2,974,525

Furniture & appliances (0.2%)
Black & Decker                                  1,686            69,396
Leggett & Platt                                 4,152           100,603
Maytag                                          1,622            51,709
Stanley Works                                   1,803            79,873
Whirlpool                                       1,414           102,798
Total                                                           404,379

Health care (12.6%)
Abbott Laboratories                            32,812         1,893,252
Allergan                                        2,773           185,098
American Home Products                         27,883         1,802,915
Amgen                                          22,097(b)      1,226,384
Applera-Applied Biosystem Group                 4,479           100,016
Bard (CR)                                       1,080            52,974
Bausch & Lomb                                   1,133            42,771
Baxter Intl                                    12,478           696,647
Becton, Dickinson & Co                          5,464           197,906
Biogen                                          3,126(b)        169,492
Biomet                                          5,698           183,988
Boston Scientific                               8,525(b)        191,557
Bristol-Myers Squibb                           40,894         1,855,361
Chiron                                          3,998(b)        169,395
Forest Laboratories                             3,761(b)        311,787
Genzyme-General Division                        4,485(b)        204,561
Guidant                                         6,441(b)        309,490
Immunex                                        11,511(b)        321,732
Johnson & Johnson                              64,831         3,728,431
King Pharmaceuticals                            5,191(b)        188,952
Lilly (Eli)                                    23,761         1,784,451
MedImmune                                       5,224(b)        221,341
Medtronic                                      25,587         1,260,671
Merck & Co                                     48,077         2,845,197
Pfizer                                        132,872         5,536,776
Pharmacia                                      27,252         1,103,706
Schering-Plough                                30,944         1,001,967
St. Jude Medical                                1,840(b)        145,912
Stryker                                         4,155           244,065
Watson Pharmaceuticals                          2,250(b)         65,925
Zimmer Holdings                                 4,096(b)        133,243
Total                                                        28,175,963

Health care services (1.4%)
Aetna                                           3,029           104,137
AmerisourceBergen                               2,174           140,723
Cardinal Health                                 9,530           628,121
HCA                                            10,885           462,613
Health Management Associates Cl A               5,181(b)        100,667
Healthsouth                                     8,291(b)         97,005
Humana                                          3,565(b)         44,384
IMS Health                                      6,245           124,588
Manor Care                                      2,163(b)         43,044
McKesson HBOC                                   6,044           232,694
Quintiles Transnational                         2,528(b)         40,499
Tenet Healthcare                                6,879(b)        438,811
UnitedHealth Group                              6,590           489,966
Wellpoint Health Networks                       1,528(b)        193,888
Total                                                         3,141,140

Household products (2.5%)
Alberto-Culver Cl B                             1,198            55,839
Avon Products                                   4,993           245,656
Clorox                                          4,916           200,474
Colgate-Palmolive                              11,661           666,426
Gillette                                       22,305           742,757
Intl Flavors/Fragrances                         2,004            60,300
Kimberly-Clark                                 11,100           669,330
Newell Rubbermaid                               5,636           155,610
Procter & Gamble                               27,384         2,236,724
Tupperware                                      1,228            23,332
Unilever                                       12,081(c)        680,644
Total                                                         5,737,092

Industrial equipment & services (0.8%)
Caterpillar                                     7,255           364,781
Cintas                                          3,587           179,422
Cooper Inds                                     1,979            72,036
Deere & Co                                      4,963           218,223
Fluor                                           1,693            54,261
Illinois Tool Works                             6,440           459,686
Ingersoll-Rand Cl A                             3,550           157,017
Parker-Hannifin                                 2,478           121,521
Thermo Electron                                 3,757(b)         82,504
Total                                                         1,709,451

Insurance (4.2%)
ACE                                             5,485(c)        213,092
AFLAC                                          11,036           288,260
Allstate                                       15,070           486,158
Ambac Financial Group                           2,230           133,020
American Intl Group                            55,216         4,094,265
Aon                                             5,690           189,477
Chubb                                           3,589           239,925

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
53   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Insurance (cont.)
CIGNA                                           3,057          $281,244
Cincinnati Financial                            3,414           131,439
Conseco                                         7,285(b)         28,776
Hartford Financial Services Group               5,182           342,997
Jefferson-Pilot                                 3,180           152,322
John Hancock Financial Services                 6,313           242,293
Lincoln Natl                                    4,004           206,206
Loews                                           4,047           244,641
Marsh & McLennan                                5,805           591,239
MBIA                                            3,137           169,022
MetLife                                        15,319           465,391
Progressive                                     1,549           229,020
SAFECO                                          2,700            82,593
St. Paul Companies                              4,384           195,965
Torchmark                                       2,624            99,686
UnumProvident                                   5,116           144,783
XL Capital Cl A                                 2,804(c)        247,088
Total                                                         9,498,902

Leisure time & entertainment (1.6%)
Brunswick                                       1,854            45,608
Carnival                                       12,389           334,999
Disney (Walt)                                  43,087           907,412
Harley-Davidson                                 6,399           364,743
Harrah's Entertainment                          2,371(b)         90,501
Hasbro                                          3,651            60,242
Intl Game Technology                            1,854(b)        121,993
Mattel                                          9,122           173,318
Viacom Cl B                                    37,480(b)      1,498,825
Total                                                         3,597,641

Media (2.7%)
American Greetings Cl A                         1,342            16,721
AOL Time Warner                                93,558(b)      2,461,512
Clear Channel Communications                   12,632(b)        581,577
Comcast Cl A                                   19,972(b)        709,605
Deluxe                                          1,402            64,506
Donnelley (RR) & Sons                           2,420            70,301
Dow Jones                                       1,794            92,840
Gannett                                         5,598           377,585
Interpublic Group of Companies                  7,982           230,440
Knight-Ridder                                   1,777           110,618
McGraw-Hill Companies                           4,086           261,831
Meredith                                        1,042            36,512
Moody's                                         3,297           123,703
New York Times Cl A                             3,204           134,985
Omnicom Group                                   3,928           343,189
TMP Worldwide                                   2,336(b)         99,444
Tribune                                         6,296           234,022
Univision Communications Cl A                   4,440(b)        155,311
Total                                                         6,104,702

Metals (0.8%)
Alcan                                           6,782(c)        263,549
Alcoa                                          17,951           643,543
Allegheny Technologies                          1,696            27,373
Avery Dennison                                  2,322           138,159
Barrick Gold                                   11,329(c)        194,746
Freeport-McMoRan Copper & Gold Cl B             3,042(b)         47,303
Inco                                            3,843(b,c)       69,866
Newmont Mining                                  4,143            90,483
Nucor                                           1,644            98,311
Phelps Dodge                                    1,663            57,989
Placer Dome                                     6,939(c)         85,627
United States Steel                             1,885            37,662
Worthington Inds                                1,804            26,663
Total                                                         1,781,274

Miscellaneous (0.1%)
Convergys                                       3,637(b)        115,257

Multi-industry conglomerates (5.4%)
Cendant                                        20,744(b)        362,605
Crane                                           1,261            29,785
Danaher                                         3,021           192,559
Dover                                           4,278           163,377
Eastman Kodak                                   6,149           174,632
Emerson Electric                                9,045           524,067
General Electric                              209,818(d)      7,794,738
Grainger (WW)                                   1,977           107,351
ITT Inds                                        1,868            99,172
Minnesota Mining & Mfg                          8,287           918,200
Robert Half Intl                                3,706(b)         97,171
Textron                                         2,985           136,803
Tyco Intl                                      42,167(c)      1,482,169
Xerox                                          15,217           172,409
Total                                                        12,255,038

Paper & packaging (0.4%)
Ball                                              579            45,567
Bemis                                           1,115            56,241
Boise Cascade                                   1,226            43,646
Intl Paper                                     10,187           425,612
MeadWestvaco                                    4,195           135,419
Pactiv                                          3,366(b)         60,588

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
54   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Paper & packaging (cont.)
Sealed Air                                      1,769(b)        $73,449
Willamette Inds                                 2,322           128,755
Total                                                           969,277

Real estate investment trust (0.3%)
Equity Office Properties Trust                  8,757           252,114
Equity Residential Properties Trust             5,723           153,262
Plum Creek Timber                               3,860           116,572
Starwood Hotels & Resorts Worldwide             4,179           143,131
Total                                                           665,079

Restaurants & lodging (0.7%)
Darden Restaurants                              2,463           101,476
Hilton Hotels                                   7,805            93,660
Marriott Intl Cl A                              5,093           207,693
McDonald's                                     27,168           738,425
Starbucks                                       8,058(b)        191,539
Tricon Global Restaurants                       3,082(b)        171,976
Wendy's Intl                                    2,210            68,952
Total                                                         1,573,721

Retail (7.1%)
Albertson's                                     8,583           246,761
AutoZone                                        2,278(b)        154,107
Bed Bath & Beyond                               6,130(b)        211,975
Best Buy                                        4,457(b)        329,818
Big Lots                                        2,405            25,782
Circuit City Stores-Circuit City Group          4,403           131,386
Costco Wholesale                                9,558(b)        439,668
CVS                                             8,259           224,645
Dillard's Cl A                                  1,769            25,438
Dollar General                                  6,987           110,395
Family Dollar Stores                            3,643           122,878
Federated Dept Stores                           4,072(b)        169,477
Gap                                            18,228           262,483
Home Depot                                     49,527         2,480,806
Kohl's                                          7,080(b)        469,333
Kroger                                         16,978(b)        349,747
Limited                                         9,058           168,026
Lowe's Companies                               16,366           753,982
May Dept Stores                                 6,324           232,723
Nordstrom                                       2,840            71,852
Office Depot                                    6,488(b)        106,728
Penney (JC)                                     5,576           138,675
RadioShack                                      3,788           119,398
Safeway                                        10,608(b)        429,094
Sears, Roebuck                                  6,818           360,263
Staples                                         9,756(b)        177,754
Target                                         19,081           847,387
Tiffany                                         3,087           110,206
TJX Companies                                   5,764           238,284
Toys "R" Us                                     4,195(b)         82,054
Wal-Mart Stores                                94,202         5,650,235
Walgreen                                       21,560           782,197
Winn-Dixie Stores                               2,970            39,650
Total                                                        16,063,207

Textiles & apparel (0.3%)
Jones Apparel Group                             2,651(b)         87,934
Liz Claiborne                                   2,222            60,816
Nike Cl B                                       5,678           340,169
Reebok Intl                                     1,244(b)         36,847
VF                                              2,345            95,254
Total                                                           621,020

Transportation (0.6%)
Burlington Northern Santa Fe                    8,173           230,806
CSX                                             4,505           180,200
FedEx                                           6,301(b)        337,418
Norfolk Southern                                8,148           183,737
Ryder System                                    1,282            32,024
Union Pacific                                   5,250           325,763
Total                                                         1,289,948

Utilities -- electric (2.3%)
AES                                            11,266(b)        152,654
Allegheny Energy                                2,642            86,948
Ameren                                          2,908           124,666
American Electric Power                         6,811           284,291
Calpine                                         6,453(b)         72,274
Cinergy                                         3,362           108,593
Citizens Communications                         5,919(b)         59,249
CMS Energy                                      2,810            64,152
Consolidated Edison                             4,486           183,881
Constellation Energy Group                      3,460            97,572
Dominion Resources                              5,559           327,258
DTE Energy                                      3,437           140,917
Duke Energy                                    16,404           572,007
Edison Intl                                     6,886(b)        106,389
Entergy                                         4,672           192,393
Exelon                                          6,782           333,946
FPL Group                                       3,717           199,268
NiSource                                        4,370            90,896
PG&E                                            8,185(b)        175,978
Pinnacle West Capital                           1,788            71,270
PPL                                             3,095           104,302

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55   AXP INDEX FUNDS -- ANNUAL REPORT

AXP S&P 500 Index Fund

Issuer                                          Shares          Value(a)

Utilities -- electric (cont.)
Progress Energy                                 4,623          $202,025
Public Service Enterprise Group                 4,385           184,521
Reliant Energy                                  6,301           158,029
Sempra Energy                                   4,379           104,877
Southern Co                                    14,692           362,158
Teco Energy                                     2,949            71,277
TXU                                             5,603           272,978
Xcel Energy                                     7,303           194,990
Total                                                         5,099,759

Utilities -- gas (0.5%)
Dynegy Cl A                                     7,417           176,895
El Paso                                        10,786           409,330
KeySpan                                         2,939            95,106
Kinder Morgan                                   2,359           121,960
NICOR                                             946            38,445
Peoples Energy                                    748            27,444
Williams Companies                             10,892           192,571
Total                                                         1,061,751

Utilities -- telephone (3.5%)
ALLTEL                                          6,561           364,004
AT&T                                           74,777         1,323,553
BellSouth                                      39,671         1,586,840
CenturyTel                                      2,982            91,786
Nextel Communications Cl A                     16,872(b)        135,820
Qwest Communications Intl                      35,189           369,485
SBC Communications                             71,048         2,660,747
Sprint (FON Group)                             18,749           331,857
Sprint (PCS Group)                             20,833(b)        341,245
WorldCom-WorldCom Group                        62,337(b)        626,487
Total                                                         7,831,824

Total common stocks
(Cost: $240,567,796)                                       $218,253,208

Short-term securities (2.7%)
Issuer                                   Annualized      Amount         Value(a)
                                        yield on date  payable at
                                         of purchase    maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
  02-08-02                                   1.72%      $300,000       $299,882
  03-15-02                                   1.56        500,000        499,071
  04-03-02                                   1.71        500,000        498,560
Federal Home Loan Mtge Corp Disc Nts
  02-19-02                                   1.74        500,000        499,541
  02-28-02                                   1.89        500,000        499,357
  04-18-02                                   1.72      1,400,000      1,394,974
  04-25-02                                   1.68      1,400,000      1,394,513
Federal Natl Mtge Assn Disc Nts
  02-07-02                                   1.74        500,000        499,831
  02-11-02                                   1.75        500,000        499,733

Total short-term securities
(Cost: $6,085,553)                                                   $6,085,462

Total investments in securities
(Cost: $246,653,349)(e)                                            $224,338,670

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 2.7% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                                  Contracts
     Purchase contracts
     S&P 500 Index, March 2002                                              116

(e) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $247,998,008 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  8,813,231
     Unrealized depreciation                                        (32,472,569)
                                                                    -----------
     Net unrealized depreciation                                   $(23,659,338)
                                                                   ------------

--------------------------------------------------------------------------------
56   AXP INDEX FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Mid Cap Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (99.8%)
Issuer                                          Shares         Value(a)

Aerospace & defense (0.9%)
L-3 Communications Holdings                     1,166(b)       $119,538
Precision Castparts                             1,532            42,988
Sequa Cl A                                        308(b)         14,230
Titan                                           2,066(b)         46,154
Total                                                           222,910

Airlines (0.1%)
Alaska Air Group                                  788(b)         24,160

Automotive & related (1.6%)
Bandag                                            613            20,719
BorgWarner                                        783            43,378
Gentex                                          2,232(b)         66,424
Lear                                            1,909(b)         76,665
SPX                                             1,198           136,764
Superior Inds Intl                                770            29,861
United Rentals                                  2,179(b)         46,304
Total                                                           420,115

Banks and savings & loans (10.1%)
Associated Banc-Corp                            1,953            67,652
Astoria Financial                               2,743            79,574
Banknorth Group                                 4,518           106,896
City Natl                                       1,431            70,577
Colonial BancGroup                              3,425            48,327
Commerce Bancorp                                1,944            79,218
Compass Bancshares                              3,791           109,674
First Tennessee Natl                            3,765           128,462
First Virginia Banks                            1,422            71,512
FirstMerit                                      2,522            67,943
Golden State Bancorp                            4,036           114,784
Greater Bay Bancorp                             1,479            41,057
GreenPoint Financial                            2,977           127,713
Hibernia Cl A                                   4,728            84,820
Independence Community Bank                     1,748            45,500
Investors Financial Services                      949            66,050
M&T Bank                                        2,809           210,676
Marshall & Ilsley                               3,138           185,520
Mercantile Bankshares                           2,075            90,532
Natl Commerce Financial                         6,050           153,428
New York Community Bancorp                      3,041            83,749
North Fork Bancorporation                       4,826           160,706
Pacific Century Financial                       2,283            56,093
Provident Financial Group                       1,462            34,284
Roslyn Bancorp                                  2,614            52,045
Silicon Valley Bancshares                       1,373(b)         31,606
Sovereign Bancorp                               7,345            94,163
TCF Financial                                   2,286           112,631
Webster Financial                               1,464            48,678
Westamerica Bancorporation                      1,028            40,863
Total                                                         2,664,733

Beverages & tobacco (1.0%)
PepsiAmericas                                   4,634            55,840
RJ Reynolds Tobacco Holdings                    2,851           170,346
Universal                                         794            29,045
Total                                                           255,231

Building materials & construction (2.3%)
American Financial Group                        2,031            47,911
American Standard                               2,134(b)        138,071
Carlisle Companies                                899            32,148
Clayton Homes                                   4,081            68,561
Dycom Inds                                      1,276(b)         20,569
Granite Construction                            1,223            27,432
Lennar                                          1,901           105,410
Martin Marietta Materials                       1,443            58,831
Potlatch                                          840            24,385
Quanta Services                                 1,806(b)         23,930
Valspar                                         1,473            61,733
Total                                                           608,981

Chemicals (2.5%)
Airgas                                          2,058(b)         35,809
Albemarle                                       1,351            31,681
Cabot                                           1,864            62,574
Cabot Microelectronics                            715(b)         47,390
Crompton                                        3,359            30,399
Cytec Inds                                      1,180(b)         28,072
Ferro                                           1,018            25,959
FMC                                               928(b)         33,408
Fuller (HB)                                       840            22,747
IMC Global                                      3,416            46,287
Lubrizol                                        1,520            50,692
Lyondell Chemical                               3,495            47,078
Olin                                            1,291            18,577
Republic Services                               5,027(b)         87,471
RPM/Ohio                                        3,039            44,856

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
57   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares          Value(a)

Chemicals (cont.)
Schulman (A)                                      868           $14,487
Solutia                                         3,098            27,541
Total                                                           655,028

Communications equipment & services (1.7%)
ADTRAN                                          1,173(b)         31,530
Advanced Fibre Communications                   2,436(b)         42,265
CommScope                                       1,530(b)         31,518
Fairchild Semiconductor Intl Cl A               2,965(b)         78,246
Plantronics                                     1,394(b)         31,700
Polycom                                         2,886(b)        100,952
Powerwave Technologies                          1,917(b)         35,349
RF Micro Devices                                4,954(b)         90,708
Total                                                           442,268

Computer software & services (2.4%)
Electronic Arts                                 4,076(b)        216,313
Legato Systems                                  2,659(b)         37,226
Network Associates                              4,116(b)        123,439
Sungard Data Systems                            8,308(b)        249,157
Total                                                           626,135

Computers & office equipment (8.2%)
3Com                                           10,338(b)         61,821
Acxiom                                          2,584(b)         36,279
Advent Software                                 1,005(b)         54,220
Affiliated Computer Services Cl A               1,790(b)        171,214
Ascential Software                              7,710(b)         34,926
Avocent                                         1,326(b)         33,163
BISYS Group                                     1,750(b)        107,748
Cadence Design Systems                          7,269(b)        172,274
Ceridian                                        4,349(b)         78,152
Certegy                                         2,044(b)         70,906
CheckFree                                       2,295(b)         33,255
CSG Systems Intl                                1,577(b)         58,522
DST Systems                                     3,579(b)        156,331
Enterasys Networks                              5,763(b)         63,508
Henry (Jack) & Associates                       2,641            57,521
InFocus                                         1,159(b)         20,932
Internet Security Systems                       1,421(b)         58,147
Keane                                           2,244(b)         41,065
Macromedia                                      1,727(b)         30,758
Mentor Graphics                                 1,917(b)         47,177
Natl Instruments                                1,520(b)         58,733
Quantum-DLT & Storage Systems                   4,621(b)         43,946
Reynolds & Reynolds Cl A                        2,131            56,898
RSA Security                                    1,670(b)         18,721
SanDisk                                         2,030(b)         31,282
Storage Technology                              3,116(b)         76,249
Sybase                                          2,936(b)         53,171
Sykes Enterprises                               1,195(b)          9,883
Symantec                                        2,072(b)        161,512
Synopsys                                        1,763(b)         91,464
Tech Data                                       1,639(b)         82,802
Transaction Systems  Architects Cl A            1,090(b)         11,707
Wallace Computer Services                       1,218            24,056
Wind River Systems                              2,309(b)         41,608
Total                                                         2,149,951

Electronics (5.7%)
Arrow Electronics                               2,964(b)         91,173
Atmel                                          13,840(b)        106,568
Avnet                                           3,506            93,435
Cirrus Logic                                    2,530(b)         47,766
Credence Systems                                1,787(b)         28,252
Cree                                            2,151(b)         41,170
Cypress Semiconductor                           3,576(b)         77,814
DSP Group                                         796(b)         17,950
Harris                                          1,964            68,720
Integrated Device Technology                    3,098(b)         94,644
Intl Rectifier                                  1,882(b)         78,366
KEMET                                           2,547(b)         45,846
Lam Research                                    3,730(b)         86,760
Lattice Semiconductor                           3,251(b)         72,627
LTX                                             1,443(b)         28,514
Micrel                                          2,761(b)         65,160
Microchip Technology                            3,964(b)        149,403
MIPS Technologies Cl B                          1,160(b)         11,519
Newport                                         1,089            25,766
Plexus                                          1,238(b)         30,145
Semtech                                         2,091(b)         72,370
TranSwitch                                      2,718(b)         10,627
TriQuint Semiconductor                          3,872(b)         42,631
Vishay Intertechnology                          4,735(b)         88,118
Total                                                         1,475,344

Energy (1.7%)
Arch Coal                                       1,556            30,964
Forest Oil                                      1,389(b)         34,239
Grant Prideco                                   3,251(b)         30,722
Murphy Oil                                      1,347           106,413
Noble Affiliates                                1,683            54,698
Pennzoil-Quaker State                           2,364            32,718
Valero Energy                                   3,159           145,124
Total                                                           434,878

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
58   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares          Value(a)

Energy equipment & services (3.8%)
BJ Services                                     4,874(b)       $151,094
Cooper Cameron                                  1,604(b)         68,218
Ensco Intl                                      4,002            95,248
FMC Technologies                                1,932(b)         30,622
Hanover Compressor                              1,877(b)         29,281
Helmerich & Payne                               1,503            45,691
Jacobs Engineering Group                          795(b)         50,880
Natl-Oilwell                                    2,405(b)         45,815
Patterson-UTI Energy                            2,270(b)         49,214
Pioneer Natural Resources                       2,918(b)         50,832
Pride Intl                                      3,948(b)         51,521
Smith Intl                                      1,469(b)         80,868
Tidewater                                       1,800            61,650
Varco Intl                                      2,853(b)         41,369
Weatherford Intl                                3,412(b)        131,328
Total                                                           983,631

Financial services (4.5%)
Allmerica Financial                             1,572            66,213
AmeriCredit                                     2,508(b)         55,928
E*TRADE Group                                  11,077(b)         99,361
Eaton Vance                                     2,058            80,879
Edwards (AG)                                    2,338            99,388
IndyMac Bancorp                                 1,809(b)         42,331
Investment Technology Group                     1,445(b)         63,291
LaBranche                                       1,745(b)         53,868
Legg Mason                                      1,981           103,725
Metris Companies                                1,895            27,004
Neuberger Berman                                2,092            90,165
Radian Group                                    2,788           125,181
SEI Investments                                 3,212           129,701
Waddell & Reed Financial Cl A                   2,379            77,746
Wilmington Trust                                  971            62,804
Total                                                         1,177,585

Food (2.8%)
Dean Foods                                      1,290(b)         84,366
Dole Food                                       1,660            46,480
Dreyer's Grand Ice Cream                        1,025            39,565
Hormel Foods                                    4,130           107,339
Interstate Bakeries                             1,503            36,222
McCormick                                       2,056            90,875
Sensient Technologies                           1,407            27,380
Smithfield Foods                                3,317(b)         73,637
Smucker (JM)                                      725            23,215
Tootsie Roll Inds                               1,502            57,587
Tyson Foods Cl A                               10,381           131,008
Total                                                           717,674

Furniture & appliances (1.0%)
Furniture Brands Intl                           1,623(b)         59,678
HON Inds                                        1,743            48,490
Miller (Herman)                                 2,248            55,840
Mohawk Inds                                     1,564(b)         85,958
Total                                                           249,966

Health care (6.8%)
Apogent Technologies                            3,142(b)         78,801
Barr Laboratories                               1,262(b)         92,126
Beckman Coulter                                 1,812            84,367
COR Therapeutics                                1,654(b)         31,079
DENTSPLY Intl                                   1,543            76,301
Gilead Sciences                                 2,853(b)        186,615
ICN Pharmaceuticals                             2,424            77,616
IDEC Pharmaceuticals                            4,534(b)        269,592
Incyte Genomics                                 1,974(b)         29,117
IVAX                                            5,868(b)        114,426
Millennium Pharmaceuticals                      6,581(b)        125,105
Mylan Laboratories                              3,734           125,798
Protein Design Labs                             2,614(b)         58,188
Quest Diagnostics                               2,842(b)        196,922
Sepracor                                        2,317(b)        114,367
STERIS                                          2,061(b)         37,922
Vertex Pharmaceuticals                          2,228(b)         43,981
VISX                                            1,632(b)         23,729
Total                                                         1,766,052

Health care services (4.6%)
Apria Healthcare Group                          1,620(b)         39,690
Covance                                         1,766(b)         31,276
Cytyc                                           3,450(b)         78,350
Express Scripts Cl A                            2,354(b)        107,790
First Health Group                              2,961(b)         75,209
Health Net                                      3,674(b)         81,857
Hillenbrand Inds                                1,858           106,445
LifePoint Hospitals                             1,167(b)         40,717
Lincare Holdings                                3,202(b)         85,109
Omnicare                                        2,777            60,955
Oxford Health Plans                             2,732(b)        101,029
PacifiCare Health Systems                       1,026(b)         19,289
Patterson Dental                                2,012(b)         80,862
Schein (Henry)                                  1,269(b)         58,234
Triad Hospitals                                 2,142(b)         67,901
Trigon Healthcare                               1,064(b)         78,236
Universal Health Services Cl B                  1,791(b)         74,953
Total                                                         1,187,902

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
59   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares          Value(a)

Household products (0.8%)
Church & Dwight                                 1,162           $34,198
Dial                                            2,820            45,402
Energizer Holdings                              2,727(b)         55,904
Viad                                            2,633            64,876
Total                                                           200,380

Industrial equipment & services (2.3%)
AGCO                                            2,140            32,121
Albany Intl Cl A                                  928            21,428
AMETEK                                            975            29,435
Blyth Inds                                      1,399            29,645
Donaldson                                       1,311            48,520
Fastenal                                        1,128            75,474
FEI                                               950(b)         31,901
Flowserve                                       1,318(b)         32,673
Harsco                                          1,188            41,829
Kaydon                                            889            22,581
Kennametal                                        918            34,912
Minerals Technologies                             581            27,313
Modine Mfg                                        986            24,995
Nordson                                           982            25,974
Tecumseh Products Cl A                            549            26,599
Teleflex                                        1,155            52,333
Trinity Inds                                    1,308            30,947
UCAR Intl                                       1,657(b)         18,741
Total                                                           607,421

Insurance (3.2%)
Everest Re Group                                1,375(c)         94,463
Fidelity Natl Financial                         2,547            63,446
Gallagher (Arthur J)                            2,518            83,094
HCC Insurance Holdings                          1,804            47,175
Horace Mann Educators                           1,210            24,212
Leucadia Natl                                   1,644            47,314
MONY Group                                      1,415            50,629
Ohio Casualty                                   1,786(b)         29,612
Old Republic Intl                               3,536           104,311
PMI Group                                       1,324            93,408
Protective Life                                 2,038            58,694
StanCorp Financial Group                          889            45,206
Unitrin                                         2,001            80,440
Total                                                           822,004

Leisure time & entertainment (1.1%)
Activision                                      1,550(b)         40,734
Callaway Golf                                   2,315            39,355
GTECH Holdings                                    854(b)         43,477
Intl Speedway Cl A                              1,581            64,426
Mandalay Resort Group                           2,104(b)         56,913
Six Flags                                       2,747(b)         41,315
Total                                                           286,220

Media (4.1%)
Banta                                             733            23,280
Belo Cl A                                       3,272            60,499
Catalina Marketing                              1,639(b)         61,692
Dun & Bradstreet                                2,335(b)         80,324
Emmis Communications Cl A                       1,410(b)         30,738
Entercom Communications Cl A                    1,348(b)         64,502
Gartner Group Cl B                              2,554(b)         27,992
Harte-Hanks                                     1,874            53,878
Hispanic Broadcasting                           3,225(b)         75,917
Lee Enterprises                                 1,310            44,684
Macrovision                                     1,507(b)         45,813
Media General Cl A                                683            33,986
Price Communications                            1,631(b)         31,299
Reader's Digest Assn Cl A                       2,974            63,644
Scholastic                                      1,049(b)         52,020
Valassis Communications                         1,592(b)         58,840
Washington Post Cl B                              282           157,679
Westwood One                                    3,190(b)         98,571
Total                                                         1,065,358

Metals (0.4%)
AK Steel Holdings                               3,202            44,124
Carpenter Technology                              659            15,177
Pittston Brink's Group                          1,613            36,131
Total                                                            95,432

Miscellaneous (5.0%)
ArvinMeritor                                    1,977            47,547
Edwards Lifesciences                            1,760(b)         47,397
Federal Signal                                  1,338            31,590
McDATA Cl A                                     3,342(b)         82,882
Retek                                           1,514(b)         36,563
Rollins                                           893            17,914
S&P Mid-Cap 400
  Depositary Receipts                          11,320         1,047,326
Total                                                         1,311,219

Multi-industry conglomerates (3.3%)
Apollo Group Cl A                               3,401(b)        158,657
ChoicePoint                                     1,869(b)         98,309
DeVry                                           2,075(b)         63,308
Diebold                                         2,123            83,115
Education Management                            1,010(b)         37,118
Hubbell Cl B                                    1,743            52,307

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
60   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares          Value(a)

Multi-industry conglomerates (cont.)
Imation                                         1,038(b)        $23,999
Kelly Services Cl A                             1,066            23,367
Korn/Ferry Intl                                 1,124(b)         10,116
Lancaster Colony                                1,101            37,588
Manpower                                        2,261            78,932
MPS Group                                       2,918(b)         21,301
NCO Group                                         767(b)         17,319
Pentair                                         1,458            51,467
Ruddick                                         1,376            21,397
Stewart & Stevenson Services                      845            14,788
Sylvan Learning Systems                         1,151(b)         28,234
YORK Intl                                       1,156            43,951
Total                                                           865,273

Paper & packaging (1.2%)
Bowater                                         1,625            77,902
Glatfelter                                      1,269            19,111
Longview Fibre                                  1,518            16,698
Packaging Corp of America                       3,139(b)         56,314
Rayonier                                          811            40,347
Sonoco Products                                 2,841            75,429
Wausau-Mosinee Paper                            1,531            16,673
Total                                                           302,474

Real estate investment trust (0.4%)
Hospitality Properties Trust                    1,859            55,584
New Plan Excel Realty Trust                     2,774            53,316
Total                                                           108,900

Restaurants & lodging (1.6%)
Bob Evans Farms                                 1,030            29,880
Brinker Intl                                    2,920(b)         98,579
CBRL Group                                      1,637            50,092
Extended Stay America                           2,766(b)         44,671
Outback Steakhouse                              2,275(b)         84,403
Papa John's Intl                                  674(b)         19,108
Park Place Entertainment                        8,956(b)         87,321
Total                                                           414,054

Retail (4.0%)
American Eagle Outfitters                       2,137(b)         54,365
Barnes & Noble                                  1,994(b)         69,411
BJ's Wholesale Club                             2,164(b)        102,898
Borders Group                                   2,417(b)         58,250
CDW Computer Centers                            2,624(b)        145,318
Claire's Stores                                 1,450            27,173
Copart                                          2,665(b)         60,229
Dollar Tree Stores                              3,338(b)        110,187
Lands' End                                        885(b)         43,524
Longs Drug Stores                               1,126            25,054
Neiman Marcus Group Cl A                        1,418(b)         50,325
Payless ShoeSource                                662(b)         38,528
Perrigo                                         2,187(b)         28,212
Ross Stores                                     2,379            86,429
Saks                                            4,222(b)         42,558
Sotheby's Holdings Cl A                         1,822(b)         24,816
Williams-Sonoma                                 1,695(b)         77,970
Total                                                         1,045,247

Textiles & apparel (0.7%)
Abercrombie & Fitch                             2,957(b)         78,508
Coach                                           1,291(b)         59,580
Timberland Cl A                                 1,154(b)         44,279
Unifi                                           1,600(b)         12,080
Total                                                           194,447

Transportation (1.8%)
Airborne                                        1,430            22,094
Alexander & Baldwin                             1,203            30,773
Atlas Air Worldwide Holdings                    1,136(b)         18,119
C.H. Robinson Worldwide                         2,512            77,947
CNF                                             1,452            47,916
EGL                                             1,420(b)         19,340
Expeditors Intl of Washington                   1,534            92,915
GATX                                            1,447            41,963
Hunt (JB) Transport Services                    1,069(b)         29,708
Overseas Shipbuilding Group                     1,018            20,716
Swift Transportation                            2,533(b)         62,261
Total                                                           463,752

Utilities -- electric (5.7%)
Allete                                          2,474            65,957
Alliant Energy                                  2,603            77,595
American Water Works                            2,973           127,987
Black Hills                                       788            22,742
Cleco                                           1,337            27,716
Conectiv                                        2,637            65,081
DPL                                             3,761            87,481
DQE                                             1,661            32,124
Energy East                                     3,473            68,418
Great Plains Energy                             1,839            45,736
Hawaiian Electric Inds                          1,007            41,791
Idacorp                                         1,114            42,154
MDU Resources Group                             2,056            57,527
Montana Power                                   3,085(b)         16,505
Northeast Utilities                             4,166            75,446
NSTAR                                           1,577            69,151
OGE Energy                                      2,317            50,789

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
61   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Mid Cap Index Fund

Issuer                                          Shares          Value(a)

Utilities -- electric (cont.)
PNM Resources                                   1,163           $31,413
Potomac Electric Power                          3,194            71,354
Puget Energy                                    2,578            53,468
SCANA                                           3,114            83,953
Sierra Pacific Resources                        3,035            48,530
UtiliCorp United                                4,172            96,831
Western Resources                               2,084            34,490
Wisconsin Energy                                3,463            78,264
Total                                                         1,472,503

Utilities -- gas (1.7%)
AGL Resources                                   1,629            34,665
Equitable Resources                             1,901            58,437
Natl Fuel Gas                                   2,358            53,998
Ocean Energy                                    5,108            86,631
ONEOK                                           1,775            30,619
Questar                                         2,421            57,983
Vectren                                         2,012            47,986
Western Gas Resources                             971            29,713
WGL Holdings                                    1,443            37,908
Total                                                           437,940

Utilities -- telephone (0.8%)
BroadWing                                       6,502(b)         51,951
Telephone & Data Systems                        1,741           150,596
Total                                                           202,547

Total common stocks
(Cost: $25,320,929)                                         $25,957,715

Total investments in securities
(Cost: $25,320,929)(d)                                      $25,957,715

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 0.4% of net assets.

(d) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $25,417,830 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 3,563,444
     Unrealized depreciation                                 (3,023,559)
                                                             ----------
     Net unrealized appreciation                            $   539,885
                                                            -----------
--------------------------------------------------------------------------------
62   AXP INDEX FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Total Stock Market Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (100%)
Issuer                                          Shares          Value(a)

Aerospace & defense (1.5%)
Aeroflex                                          156(b)         $2,680
Alliant Techsystems                                72(b)          6,408
Boeing                                          2,108            86,322
General Dynamics                                  508            45,496
General Motors Cl H                             2,208(b)         34,666
Goodrich                                          171             4,757
Honeywell Intl                                  1,979            66,514
L-3 Communications Holdings                        83(b)          8,509
Lockheed Martin                                 1,087            57,578
Newport News Shipbuilding                         122             8,235
Northrop Grumman                                  269            30,023
Precision Castparts                               132             3,704
Raytheon                                          929            35,553
Rockwell Collins                                  390             8,717
Rockwell Intl                                     390             7,508
Titan                                             432(b)          9,651
United Technologies                             1,137            78,146
Total                                                           494,467

Airlines (0.3%)
Alaska Air Group                                  256(b)          7,849
America West Holdings Cl B                        110(b)            436
AMR                                               327(b)          8,155
Atlantic Coast Airlines Holdings                  134(b)          3,665
Continental Airlines Cl B                         113(b)          3,293
Delta Air Lines                                   218             6,891
Northwest Airlines Cl A                           690(b)         10,612
Skywest                                           186             5,096
Southwest Airlines                              1,766            33,449
UAL                                               250             3,675
US Airways Group                                  386(b)          1,999
Total                                                            85,120

Automotive & related (1.1%)
American Axle & Mfg Holdings                      356(b)          9,612
Bandag                                             70             2,366
BorgWarner                                        130             7,202
Central Parking                                    73             1,447
Cooper Tire & Rubber                              151             2,330
CSK Auto                                          102(b)            948
Cummins                                            95             3,581
Dana                                              778            11,367
Delphi Automotive Systems                       1,411            20,162
Dollar Thrifty Automotive Group                   100(b)          1,507
Eaton                                             155            11,405
Federal-Mogul                                     230(b)            237
Ford Motor                                      4,562            69,798
GenCorp                                           667             7,590
General Motors                                  1,370            70,061
Gentex                                            183(b)          5,446
Genuine Parts                                     391            13,888
Goodyear Tire & Rubber                            359             8,573
Hayes Lemmerz Intl                                 86(b)             22
Johnson Controls                                  186            15,635
Lear                                              205(b)          8,233
Navistar Intl                                     179             6,983
O'Reilly Automotive                               235(b)          7,776
PACCAR                                            178            11,793
Smith (AO)                                         70             1,734
Snap-On                                           196             6,388
SPX                                                97(b)         11,074
Superior Inds Intl                                162             6,282
Tower Automotive                                  114(b)          1,060
TRW                                               272            11,525
United Rentals                                    224(b)          4,760
Visteon                                           357             4,748
Total                                                           345,533

Banks and savings & loans (7.1%)
Allied Capital                                    404            11,009
AMCORE Financial                                   92             2,025
AmSouth Bancorporation                            815            16,993
Anchor BanCorp Wisconsin                          122             2,196
Area Bancshares                                   114             2,192
Associated Banc-Corp                              221             7,655
Astoria Financial                                 228             6,614
BancorpSouth                                      605            11,047
Bank of America                                 3,963           249,787
Bank of New York                                1,777            72,821
Bank One                                        2,937           110,138
Banknorth Group                                   359             8,494
BB&T                                            1,118            39,398
Capitol Federal Financial                         305             6,786
Charter One Financial                             476            14,175
Chittenden                                        321             8,828
Citizens Banking                                  147             4,691
City Natl                                         131             6,461

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
63   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Banks and savings & loans (cont.)
Colonial BancGroup                                727           $10,258
Comerica                                          433            24,374
Commerce Bancorp                                  148             6,031
Commerce Bancshares                               106             4,186
Commercial Federal                                403             9,910
Community First Bankshares                        352             8,744
Compass Bancshares                                297             8,592
CompuCredit                                       107(b)            584
Corus Bankshares                                   74             3,313
Cullen/Frost Bankers                              200             6,290
CVB Financial                                     137             2,650
Downey Financial                                   94             4,324
E-Loan                                            102(b)            201
F.N.B.                                             85             2,355
Fifth Third Bancorp                             1,425            90,131
First BanCorp                                     308             8,932
First Citizens BancShares Cl A                     93             9,374
First Commonwealth Financial                      146             1,781
First Financial Bancorp                           470             7,896
First Midwest Bancorp                             361            10,350
First Source                                       75             1,575
First Tennessee Natl                              291             9,929
First Virginia Banks                               78             3,923
FirstMerit                                        211             5,684
FleetBoston Financial                           2,567            86,303
Frontier Financial                                 85             2,275
Fulton Financial                                  265             6,069
Golden State Bancorp                              309             8,788
Golden West Financial                             389            24,764
Greater Bay Bancorp                               172             4,775
GreenPoint Financial                              252            10,811
Hancock Holding                                    51             2,375
Hibernia Cl A                                     386             6,925
Hudson City Bancorp                               243             7,412
Hudson United Bancorp                             369            11,085
Huntington Bancshares                             582            10,191
Independence Community Bank                       169             4,399
Integra Bank                                       78             1,587
Intl Bancshares                                   210             9,240
Investors Financial Services                      104             7,238
Irwin Financial                                   103             1,648
J.P. Morgan Chase                               4,970           169,229
KeyCorp                                         1,045            25,717
M&T Bank                                          238            17,850
MAF Bancorp                                        95             2,902
Marshall & Ilsley                                 226            13,361
Mellon Financial                                1,103            42,355
Mercantile Bankshares                             108             4,712
Natl City                                       1,527            42,939
Natl Commerce Financial                           476            12,071
Natl Penn Bancshares                               86             1,961
Net.B@nk                                           94(b)          1,260
New York Community Bancorp                        330             9,088
NextCard                                          222(b)             53
North Fork Bancorporation                         320            10,656
Northern Trust                                    519            30,304
Old Natl Bancorp                                  260             6,230
Pacific Capital Bancorp                            60             1,778
Pacific Century Financial                         201             4,939
Park Natl                                          57             5,344
People's Bank                                     393             8,622
PNC Financial Services Group                      716            41,349
Popular                                           312(c)          8,795
Provident Bankshares                              105             2,570
Provident Financial Group                         167             3,916
Regions Financial                                 595            18,606
Republic Bancorp                                  215             2,698
Riggs Natl                                        126             1,774
Roslyn Bancorp                                    358             7,128
S&T Bancorp                                        87             2,077
Santander BanCorp                                 129(c)          2,499
Sky Financial Group                               394             8,128
South Financial Group                              97             1,862
SouthTrust                                        845            20,821
Southwest Bancorp of Texas                        122(b)          3,517
Sovereign Bancorp                                 833            10,679
Staten Island Bancorp                             210             4,074
SunTrust Banks                                    677            41,703
Susquehanna Bancshares                            402             9,025
Synovus Financial                                 734            20,288
TCF Financial                                     142             6,996
Trust Company of New Jersey                        90             2,022
TrustCo Bank NY                                   650             8,392
Trustmark                                         368             8,961
U.S. Bancorp                                    4,813           100,207
UMB Financial                                     192             7,657
Union Planters                                    305            13,652
UnionBanCal                                       354            12,638
United Bankshares                                 297             8,595
United Community Financial                        134               997
USA Education                                     373            33,570
Valley Natl Bancorp                               322            10,996
W Holding                                         142(c)          2,198
Wachovia                                        3,428           113,981
Walter Inds                                       153             1,629
Washington Federal                                364            10,210

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
64   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Banks and savings & loans (cont.)
Washington Mutual                               2,382           $81,755
Webster Financial                                 187             6,218
Wells Fargo                                     4,270           198,085
Westamerica Bancorporation                        234             9,302
Westcorp                                          128             2,176
WFS Financial                                      98(b)          1,999
Whitney Holding                                   185             8,345
Zions Bancorp                                     183             9,212
Total                                                         2,311,255

Beverages & tobacco (3.0%)
Anheuser-Busch                                  2,227           105,270
Brown-Forman Cl B                                 155            10,153
Coca-Cola                                       6,264           274,050
Coca-Cola Bottling                                 37             1,554
Coca-Cola Enterprises                           1,076            17,485
Constellation Brands Cl A                         180(b)          8,617
Coors (Adolph) Cl B                               106             5,583
Fortune Brands                                    339            13,807
Pepsi Bottling Group                              642            14,798
PepsiAmericas                                     336             4,049
PepsiCo                                         4,407           220,747
Philip Morris                                   5,458           273,500
RJ Reynolds Tobacco Holdings                      224            13,384
Universal                                         142             5,194
UST                                               379            13,246
Vector Group                                      136             3,808
Total                                                           985,245

Building materials & construction (0.8%)
American Financial Group                          300             7,077
American Standard                                 164(b)         10,611
Armstrong Holdings                                 88(b)            316
Carlisle Companies                                142             5,078
Centex                                            115             6,840
Centex Construction Products                       53             1,823
CIRCOR Intl                                        50               893
Clayton Homes                                     435             7,308
Dal-Tile Intl                                     155(b)          3,576
D.R. Horton                                       218             8,162
Dycom Inds                                         84(b)          1,354
Elcor                                              84             1,898
Fleetwood Enterprises                             107             1,177
Florida Rock Inds                                  90             3,300
Foster Wheeler                                    172               435
Georgia-Pacific Group                             473            11,825
Granite Construction                              130             2,916
Hughes Supply                                      91             2,770
Huttig Building Products                           23(b)            138
Insituform Technologies Cl A                       89(b)          2,141
KB HOME                                           277            11,929
Lafarge North America                             198             8,023
Lennar                                            138             7,652
Lennox Intl                                       140             1,428
Louisiana-Pacific                                 315             2,722
Martin Marietta Materials                         220             8,969
Masco                                           1,111            29,731
Massey Energy                                     376             5,576
NVR                                                40(b)          9,599
Owens-Corning                                     102(b)            254
Potlatch                                          247             7,170
Pulte Homes                                        99             4,668
Quanta Services                                   396(b)          5,247
Ryland Group                                       79             6,186
Sherwin-Williams                                  383            10,617
Simpson Mfg                                        43(b)          2,265
Temple-Inland                                      87             4,816
Texas Inds                                         54             2,003
Toll Brothers                                     113(b)          5,153
Tredegar                                           92             1,637
USG                                               104               780
Valspar                                           139             5,825
Vulcan Materials                                  221            10,254
Watts Inds Cl A                                   100             1,465
Weyerhaeuser                                      520            30,327
Total                                                           263,934

Chemicals (1.4%)
Air Products & Chemicals                          557            25,761
Airgas                                            184(b)          3,202
Albemarle                                         380             8,911
Allied Waste Inds                                 399(b)          4,381
Cabot                                             207             6,949
Cabot Microelectronics                             58(b)          3,844
Cambrex                                            80             3,516
Crompton                                          368             3,330
Cytec Inds                                        118(b)          2,807
Dow Chemical                                    2,194            64,811
du Pont (EI) de Nemours                         2,520           111,307
Eastman Chemical                                  122             4,900
Ecolab                                            277            11,853
Eden Bioscience                                   155(b)            426
Engelhard                                         316             8,804
Ferro                                             100             2,550
FMC                                                74(b)          2,664
Fuller (HB)                                        68             1,841
Georgia Gulf                                      112             2,229

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
65   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Chemicals (cont.)
Grace (WR)                                        124(b)           $274
Great Lakes Chemical                              282             6,503
Hercules                                          686(b)          6,448
IMC Global                                        314             4,255
Intl Specialty Products                           224(b)          1,949
Ionics                                             63(b)          2,123
Lubrizol                                          137             4,569
Lyondell Chemical                                 279             3,758
Millennium Chemicals                              208             2,536
Millipore                                          70             3,759
NL Inds                                           200             2,832
Olin                                              157             2,259
OM Group                                          138             9,232
Pall                                              193             4,451
Polymer Group                                     116                34
PPG Inds                                          366            17,784
Praxair                                           393            22,814
Republic Services                                 273(b)          4,750
Rohm & Haas                                       555            20,413
RPM/Ohio                                          627             9,255
Sigma-Aldrich                                     157             6,566
Solutia                                           443             3,938
Spartech                                           71             1,519
Tetra Tech                                        166(b)          2,837
Valhi                                             311             4,118
Waste Management                                1,549            44,642
Total                                                           467,704

Commercial finance (--%)
FINOVA Group                                      293(b)            129

Communications equipment & services (2.7%)
Accelerated Networks                              243(b)            104
ADC Telecommunications                          1,626(b)          7,935
ADTRAN                                            310(b)          8,333
Advanced Fibre Communications                     375(b)          6,506
Aether Systems                                     61(b)            433
Airnet Communications                              49(b)             25
Allied Riser Communications                       114(b)             21
American Tower Cl A                               355(b)          1,832
Andrew Corp                                       476(b)          8,563
Arris Group                                       199(b)          1,831
Aspect Communications                             107(b)            439
AT&T Wireless Services                          6,242(b)         71,782
Avaya                                             474(b)          4,076
Brocade Communications Systems                    565(b)         20,566
C-COR.net                                         122(b)          2,186
Carrier Access                                     95(b)            456
Centennial Communications                         447(b)          3,576
CIENA                                             666(b)          8,458
Com21                                              67(b)             77
Commonwealth Telephone Enterprises                131(b)          5,226
CommScope                                         243(b)          5,006
Copper Mountain Networks                           72(b)             96
Corning                                         1,996            15,908
Corvis                                          1,323(b)          2,659
Covad Communications Group                        226(b)            509
Digitas                                           110(b)            496
Ditech Communications                             157(b)            934
DMC Stratex Networks                              438(b)          3,294
EchoStar Communications Cl A                      510(b)         13,923
Fairchild Semiconductor Intl Cl A                 419(b)         11,057
Finisar                                           572(b)          6,732
Focal Communications                              121(b)             50
Glenayre Technologies                             212(b)            377
GoAmerica                                         371(b)            668
Harmonic                                          217(b)          2,897
iBasis                                             68(b)             89
IDT                                                88(b)          1,621
InterVoice-Brite                                  131(b)          1,255
JDS Uniphase                                    3,180(b)         22,260
Leap Wireless Intl                                 96(b)          1,122
Loral Space & Communications                    1,217(b)          2,848
Lucent Technologies                             8,600            56,244
MasTec                                            277(b)          1,892
Metricom                                           70(b)              5
Motient                                           170(b)             23
Motorola                                        5,491            73,084
NEON Communications                                61(b)             24
Net2Phone                                          37(b)            192
Netro                                             102(b)            322
New Focus                                         561(b)          1,935
Next Level Communications                         121(b)            264
NMS Communications                                 88(b)            556
NTL                                               570(b)            222
Nucentrix Broadband Networks                      119(b)          1,340
ONI Systems                                     1,071(b)          6,073
P-COM                                             209(b)             63
Pac-West Telecomm                                 132(b)             73
Plantronics                                       407(b)          9,255
Polycom                                           316(b)         11,054
Powerwave Technologies                            443(b)          8,169
Proxim                                             90(b)            500
QUALCOMM                                        1,926(b)         84,993
REMEC                                             195(b)          1,960
RF Micro Devices                                  363(b)          6,647

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
66   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Communications equipment & services (cont.)
SBA Communications                                 73(b)           $507
Scientific-Atlanta                                335             8,871
Sirenza Microdevices                              101(b)            670
Sonus Networks                                  1,219(b)          4,961
Sorrento Networks                                  32(b)            115
Sunrise Telecom                                   137(b)            541
Sycamore Networks                               1,881(b)          8,860
Tekelec                                           442(b)          6,268
Telaxis Communications                             52(b)             65
Tellabs                                           864(b)         13,357
Tellium                                           351(b)          1,902
Time Warner Telecom Cl A                           87(b)          1,141
Tollgrade Communications                           45(b)          1,115
Turnstone Systems                                  10(b)             51
Tut Systems                                        65(b)             94
UTStarcom                                          30(b)            778
Verizon Communications                          6,838           316,940
WebMD                                             899(b)          7,102
Williams Communications Group                   2,599(b)          3,301
WJ Communications                                 202(b)            748
Total                                                           888,503

Computer software & services (1.2%)
Adobe Systems                                     597            20,119
Agile Software                                    111(b)          1,619
Akamai Technologies                               180(b)            830
Ariba                                           1,620(b)          7,857
At Home Series A                                1,644(b)             20
BEA Systems                                       867(b)         15,719
BMC Software                                      533(b)          9,418
BroadVision                                       563(b)          1,278
Citrix Systems                                    391(b)          6,745
Computer Associates Intl                        1,451            50,000
Compuware                                         843(b)         11,465
Edwards (JD) & Co                                 239(b)          3,714
Electronic Arts                                   345(b)         18,309
i2 Technologies                                 1,014(b)          7,534
Internet Capital Group                             46(b)             48
Intuit                                            504(b)         19,782
Legato Systems                                    400(b)          5,600
Manugistics Group                                 319(b)          5,567
Micromuse                                         501(b)          5,456
MicroStrategy                                      52(b)            213
Network Associates                                364(b)         10,916
Novell                                          1,965(b)         10,277
ONYX Software                                      56(b)            235
Parametric Technology                           1,266(b)          8,710
PeopleSoft                                        673(b)         21,866
Peregrine Systems                                 422(b)          3,372
Portal Software                                   913(b)          2,009
RealNetworks                                      702(b)          4,570
S1                                                 76(b)          1,202
Siebel Systems                                  1,165(b)         41,229
Sungard Data Systems                              689(b)         20,663
VeriSign                                          691(b)         21,324
VERITAS Software                                1,010(b)         42,976
Vignette                                        1,142(b)          4,248
WebMethods                                        311(b)          7,340
Total                                                           392,230

Computers & office equipment (11.5%)
3Com                                            1,276(b)          7,630
Accrue Software                                    64(b)             38
Actuate                                           236(b)          1,558
Acxiom                                            397(b)          5,574
Adaptec                                           658(b)         11,680
Advanced Digital Information                      139(b)          2,328
Advent Software                                    74(b)          3,992
Affiliated Computer Services Cl A                 149(b)         14,252
American Management Systems                        91(b)          1,805
Answerthink                                       200(b)          1,446
Apple Computer                                    865(b)         21,383
Art Technology Group                              318(b)          1,196
Artesyn Technologies                              211(b)          2,203
Ascential Software                                861(b)          3,900
ASK Jeeves                                        128(b)            407
Aspen Technology                                  142(b)          2,826
Autodesk                                          200             8,200
Automatic Data Processing                       1,508            81,432
Avant!                                            143(b)          2,726
Avici Systems                                     270(b)            602
Avocent                                           132(b)          3,301
Aware                                              83(b)            608
Be Free                                           110(b)            270
BindView Development                              150(b)            420
BISYS Group                                       145(b)          8,928
Black Box                                          72(b)          3,795
Brio Software                                      49(b)            156
BSQUARE                                           100(b)            305
Cadence Design Systems                            519(b)         12,300
Caldera Intl                                      120(b)            103
Calico Commerce                                   100(b)             26
Centillium Communications                          49(b)            564
Ceridian                                          225(b)          4,043
Certegy                                           160(b)          5,550
CheckFree                                         488(b)          7,071

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
67   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Computers & office equipment (cont.)
Ciber                                             138(b)         $1,594
Cisco Systems                                  18,477(b)        365,474
Clarent                                           194(b)            116
Clarus                                             37(b)            186
CMGI                                            1,954(b)          3,244
CNET Networks                                     531(b)          3,213
Cognex                                            131(b)          3,157
Comdisco                                          743               334
Commerce One                                    1,387(b)          3,135
Compaq Computer                                 4,081            50,400
Computer Sciences                                 420(b)         18,690
Comverse Technology                               357(b)          7,629
Concord Communications                             50(b)          1,145
Concord EFS                                     1,243(b)         36,233
Concurrent Computer                               147(b)          2,082
Covansys                                          139(b)          1,118
CSG Systems Intl                                  109(b)          4,045
Cyber-Care                                        133(b)             65
CyberSource                                        38(b)             82
Cysive                                             76(b)            277
Dell Computer                                   6,575(b)        180,484
Dendrite Intl                                     212(b)          2,529
DiamondCluster Intl Cl A                           63(b)            732
Digital Insight                                    72(b)          1,688
Digital Lightwave                                  80(b)            516
Digital River                                      88(b)          1,660
divine Cl A                                       321(b)            234
Documentum                                        134(b)          2,711
drkoop.com                                        140(b,d)           --
DST Systems                                       264(b)         11,532
E.piphany                                         462(b)          4,043
EarthLink                                         359(b)          3,421
Echelon                                            53(b)          1,078
eFunds                                            201(b)          3,507
eGain Communications                               92(b)            139
Electronic Data Systems                         1,144            71,626
Eloyalty                                           12(b)             67
EMC                                             5,581(b)         91,528
Emulex                                            164(b)          7,546
Engage                                            641(b)            250
Enterasys Networks                                433(b)          4,772
Entrada Networks                                    8(b)              1
Entrust                                           169(b)          1,141
Equifax                                           320             8,058
Exchange Applications                              90(b)             30
Exodus Communications                           1,207(b)             47
Extended Systems                                   34(b)            243
Extreme Networks                                  724(b)         10,093
F5 Networks                                        88(b)          2,057
FactSet Research Systems                          247             9,559
Fair, Isaac & Co                                   96             5,483
FileNet                                           117(b)          2,679
First Data                                        958            79,255
Fiserv                                            471(b)         19,989
Gadzoox Networks                                  138(b)             94
Gateway                                           719(b)          3,746
Gemstar-TV Guide Intl                             942(b)         17,144
Globix                                            104(b)              6
Handspring                                        962(b)          5,455
Henry (Jack) & Associates                         204             4,443
Hewlett-Packard                                 4,887           108,052
High Speed Access                                  86(b)             55
HNC Software                                      156(b)          2,551
homestore.com                                   1,054(b)          1,560
Hutchinson Technology                              80(b)          1,772
Hyperion Solutions                                 87(b)          2,014
iBEAM Broadcasting                                 31(b,d)           --
IDX Systems                                       120(b)          1,434
iGate Capital                                     162(b)            653
IKON Office Solutions                             579             8,031
Immersion                                          85(b)            395
InFocus                                           251(b)          4,533
Informatica                                       218(b)          2,758
InfoSpace                                       2,164(b)          4,479
Ingram Micro Cl A                                 266(b)          4,788
Inktomi                                           538(b)          3,212
Insight Enterprises                                94(b)          2,302
Insweb                                             17(b)             94
INT Media Group                                    79(b)            237
Interland                                         505(b)          1,025
Interliant                                        133(b)             45
Internet Security Systems                         196(b)          8,020
Interwoven                                        665(b)          4,761
Intl Business Machines                          4,339           468,134
Iomega                                            203(b)          1,894
Iron Mountain                                     337(b)         10,801
ITXC                                              100(b)            631
Ixia                                              195(b)          2,243
Juniper Networks                                  664(b)         10,172
Jupiter Media Metrix                               40(b)             52
Kana Software                                      60(b)          1,095
Keane                                             439(b)          8,034
Keynote Systems                                    55(b)            555
KPMG Consulting                                   335(b)          5,561
Kronos                                             70(b)          3,780
Lexar Media                                       467(b)          1,326

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
68   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Computers & office equipment (cont.)
Lexmark Intl Cl A                                 276(b)        $15,332
Liberate Technologies                             560(b)          4,659
Liquid Audio                                       62(b)            151
LookSmart                                         427(b)          1,196
Loudeye Technologies                               80(b)             74
Macromedia                                        278(b)          4,951
Manhattan Associates                               94(b)          2,506
MatrixOne                                         116(b)          1,709
MAXIMUS                                            76(b)          2,687
Maxtor                                            860(b)          5,676
MedQuist                                          216(b)          6,145
Mentor Graphics                                   226(b)          5,562
Mercator Software                                  74(b)            439
Mercury Interactive                               168(b)          6,404
MetaSolv                                           69(b)            457
MICROS Systems                                     97(b)          2,986
Microsoft                                      13,567(b)        864,353
Midway Games                                      120(b)          1,508
MRO Software                                       68(b)          1,782
MTI Technology                                    136(b)            246
Natl Information Consortium                       153(b)            627
Natl Instruments                                  118(b)          4,560
Natl Processing                                   262(b)          6,838
Navigant Consulting                                66(b)            363
NCR                                               221(b)          9,401
NDCHealth                                         253             8,028
Netcentives                                        83(b,d)           --
Netegrity                                          99(b)          1,549
NetIQ                                             321(b)          9,630
Netopia                                            48(b)            204
NetRatings                                        157(b)          2,364
NetScout Systems                                   88(b)            808
Network Access Solutions                          154(b)             32
Network Appliance                                 817(b)         14,665
NexPrise                                           54(b)             16
Nuace Communications                               82(b)            647
NVIDIA                                            357(b)         23,469
Openwave Systems                                1,285(b)          8,314
Oracle                                         14,010(b)        241,812
OTG Software                                       70(b)            805
Palm                                            1,688(b)          6,313
Paradyne Networks                                  69(b)            407
Pegasus Solutions                                  75(b)          1,284
Perot Systems Cl A                                413(b)          7,228
Pervasive Software                                 55(b)            272
Pinnacle Systems                                  112(b)          1,053
Pitney Bowes                                      538            22,499
PracticeWorks                                      25(b)            249
Predictive Systems                                 76(b)            169
PRG-Schultz Intl                                  226(b)          2,233
Primus Knowledge Solutions                         44(b)             62
Progress Software                                 122(b)          2,080
Pumatech                                           92(b)            202
QRS                                                31(b)            418
Quantum-DLT & Storage Systems                     421(b)          4,004
Quest Software                                    266(b)          6,339
Quovadx                                           458(b)          3,664
Rare Medium Group                                  77(b)             32
Rational Software                                 410(b)          9,627
Razorfish Cl A                                    421(b)             72
Red Hat                                           958(b)          7,779
Redback Networks                                  308(b)          1,485
Renaissance Learning                              121(b)          4,314
Reynolds & Reynolds Cl A                          437            11,668
Riverstone Networks                               553(b)          9,440
Roxio                                             108(b)          1,740
RSA Security                                      305(b)          3,419
SABRE Holdings Cl A                               289(b)         12,913
Safeguard Scientifics                             555(b)          1,998
Sanchez Computer Associates                        70(b)            539
SanDisk                                           363(b)          5,594
Sanmina-SCI                                     1,285(b)         18,864
Sapient                                           588(b)          3,234
SAVVIS Communications                             229(b)            158
Scient                                            440(b)            132
SCM Microsystems                                   47(b)            686
SeaChange Intl                                     78(b)          2,219
SeeBeyond Technology                              172(b)          1,901
SERENA Software                                   128(b)          3,233
Silicon Graphics                                1,043(b)          3,025
Silicon Storage Technology                        303(b)          2,509
SilverStream Software                              62(b)            322
Solectron                                       2,024(b)         23,721
SonicWALL                                         473(b)          9,233
SpeechWorks Intl                                  311(b)          3,825
State Street                                      820            44,100
Storage Technology                                356(b)          8,711
StorageNetworks                                    55(b)            283
Sun Microsystems                                8,166(b)         87,866
Support.com                                       176(b)          1,197
Switchboard                                        90(b)            432
Sybase                                            423(b)          7,661
Sykes Enterprises                                 246(b)          2,034
Symantec                                          164(b)         12,784
Synopsys                                          110(b)          5,707
Tanning Technology                                 63(b)            148

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
69   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Computers & office equipment (cont.)
Tech Data                                         182(b)         $9,195
Technology Solutions                              121(b)            241
TeleTech Holdings                                 561(b)          8,701
TenFold                                            82(b)             43
TheStreet.com                                     100(b)            186
THQ                                               150(b)          6,756
TIBCO Software                                    410(b)          6,564
TippingPoint Technologies                          14(b)             96
Total System Services                             427            10,675
Transaction Systems Architects Cl A                77(b)            827
Tumbleweed Communications                          63(b)            309
Ulticom                                           135(b)          1,170
Unisys                                            679(b)          8,488
United Online                                      78(b)            371
USinternetworking                                 420(b)             13
VA Software                                       179(b)            433
Varian                                            115(b)          4,048
Verity                                            191(b)          3,577
VerticalNet                                       106(b)            138
VIA NET.WORKS                                     119(b)            120
Viant                                             217(b)            332
Visual Networks                                    76(b)            310
VitalWorks                                        101(b)            543
Vitria Technology                                 701(b)          4,578
WatchGuard Technologies                            53(b)            326
Wave Systems Cl A                                 127(b)            302
WebEx Communications                              283(b)          7,072
Western Digital                                 1,012(b)          6,325
Wind River Systems                                344(b)          6,199
Wireless Facilities                                89(b)            526
Yahoo!                                          1,386(b)         23,895
ZixIt                                              61(b)            305
Total                                                         3,710,172

Electronics (5.0%)
Active Power                                       60(b)            275
Advanced Energy Inds                               54(b)          1,388
Advanced Micro Devices                            680(b)         10,914
Agilent Technologies                            1,059(b)         32,141
Alpha Inds                                        293(b)          6,171
Altera                                            970(b)         24,366
American Power Conversion                         299(b)          4,542
Amkor Technology                                  578(b)         10,421
Amphenol Cl A                                     127(b)          5,842
Anadigics                                         183(b)          2,489
Analog Devices                                    911(b)         39,902
Anaren Microwave                                   78(b)          1,248
Anixter Intl                                      297(b)          8,524
Applied Materials                               2,056(b)         89,744
Applied Micro Circuits                            617(b)          6,275
APW                                               173(b)             64
Arrow Electronics                                 149(b)          4,583
Atmel                                           1,012(b)          7,792
ATMI                                              110(b)          3,248
Audiovox Cl A                                      81(b)            571
Avanex                                            111(b)            516
Avnet                                             243             6,476
AVX                                               404             8,023
Axcelis Technologies                              444(b)          6,101
Belden                                             49             1,034
Broadcom Cl A                                     596(b)         25,312
Brooks Automation                                  49(b)          2,398
C&D Technologies                                  124             2,592
Cable Design Technologies                         130(b)          1,664
Cirrus Logic                                      205(b)          3,870
Conexant Systems                                  480(b)          6,259
Credence Systems                                  337(b)          5,328
Cree                                              188(b)          3,598
CTS                                                98             1,480
Cymer                                              88(b)          3,232
Cypress Semiconductor                             295(b)          6,419
DDi                                               124(b)          1,339
Dionex                                             44(b)          1,131
DSP Group                                          92(b)          2,075
DuPont Photomasks                                 122(b)          6,100
Electro Scientific Inds                            82(b)          2,564
EMCORE                                            224(b)          2,314
ESCO Technologies                                 197(b)          6,353
ESS Technology                                    157(b)          3,126
Exar                                              138(b)          3,243
Foundry Networks                                  600(b)          4,632
GlobespanVirata                                   429(b)          6,967
Harman Intl Inds                                  100             4,722
Harris                                            124             4,339
Helix Technology                                   55             1,134
Integrated Circuit Systems                        236(b)          5,699
Integrated Device Technology                      177(b)          5,407
Integrated Electrical Services                     41(b)            185
Intel                                          16,908           592,457
Intl Rectifier                                    115(b)          4,789
Jabil Circuit                                     413(b)          9,582
KEMET                                             485(b)          8,730
KLA-Tencor                                        467(b)         26,750
Kopin                                             493(b)          5,615
Kulicke & Soffa Inds                              158(b)          2,599
Lam Research                                      271(b)          6,303

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
70  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Electronics (cont.)
Lattice Semiconductor                             499(b)        $11,148
Linear Technology                                 728            30,117
LSI Logic                                         838(b)         13,894
LTX                                               129(b)          2,549
Maxim Integrated Products                         782(b)         43,393
MEMC Electronic Materials                         164(b)            607
Methode Electronics Cl A                          114             1,026
Micrel                                            390(b)          9,204
Microchip Technology                              286(b)         10,779
Micron Technology                               1,510(b)         50,963
Microtune                                         271(b)          5,845
MIPS Technologies Cl A                            173(b)          1,922
MKS Instruments                                   100(b)          2,403
Molecular Devices                                 114(b)          2,324
Molex                                             413            12,617
Monolithic System Technology                      309(b)          4,218
MRV Communications                                424(b)          1,518
Mykrolis                                           92(b)          1,203
Natl Semiconductor                                402(b)         11,340
Newport                                           260             6,152
Novellus Systems                                  293(b)         12,514
Oak Technology                                    216(b)          3,510
ON Semiconductor                                  233(b)            722
PerkinElmer                                       299             8,821
Photronics                                        151(b)          5,253
Pixelworks                                         79(b)          1,114
Plexus                                            136(b)          3,312
Power Integrations                                 80(b)          1,448
Power-One                                         424(b)          4,210
PRI Automation                                     56(b)          1,414
QLogic                                            189(b)          9,248
Rambus                                            504(b)          3,619
Rudolph Technologies                              123(b)          4,438
Semtech                                           184(b)          6,368
Silicon Image                                     122(b)            887
Silicon Laboratories                              246(b)          7,577
Siliconix                                         173(b)          4,732
SLI                                               155               384
SONICblue                                         185(b)            870
Spectra-Physics                                    56(b)            980
Symbol Technologies                               462             7,161
Technitrol                                        118             2,938
Tektronix                                         445(b)         10,894
Teradyne                                          385(b)         11,496
Texas Instruments                               4,363           136,170
Thomas & Betts                                    178             3,471
Three-Five Systems                                 73(b)          1,022
Transmeta                                         726(b)          2,280
TranSwitch                                        410(b)          1,603
Trimble Navigation                                351(b)          5,272
TriQuint Semiconductor                            299(b)          3,292
Varian Medical Systems                            188(b)          7,407
Varian Semiconductor Equipment Associates          92(b)          3,583
Veeco Instruments                                 121(b)          4,204
Viasystems Group                                  377(b)            143
Vicor                                             238(b)          3,749
Vishay Intertechnology                            389(b)          7,239
Vitesse Semiconductor                             378(b)          4,751
Waters                                            269(b)          9,307
Xilinx                                            771(b)         33,423
Total                                                         1,627,005

Energy (4.1%)
Amerada Hess                                      192            11,781
Anadarko Petroleum                                562            27,611
Apache                                            282            13,674
Arch Coal                                         201             4,000
Ashland                                           112             5,237
Atmos Energy                                      383             8,081
Brown (Tom)                                       241(b)          5,941
Buckeye Partners LP                               204             7,760
Burlington Resources                              454            15,545
Cabot Oil & Gas Cl A                              119             2,386
Chesapeake Energy                                 547(b)          3,222
ChevronTexaco                                   2,687           225,171
Conoco                                          1,576            44,380
CONSOL Energy                                     247             5,644
Devon Energy                                      387            14,404
EOG Resources                                     239             8,124
Exxon Mobil                                    17,232           672,909
FirstEnergy                                       728            27,082
Forest Oil                                        190(b)          4,684
FuelCell Energy                                   118(b)          1,880
Grant Prideco                                     289(b)          2,731
Houston Exploration                                98(b)          2,855
Kerr-McGee                                        225            11,914
Marathon Oil                                      763            21,402
Mirant                                            988(b)          9,890
Murphy Oil                                        109             8,611
Newfield Exploration                              113(b)          3,626
Noble Affiliates                                  204             6,630
Occidental Petroleum                              895            23,225
Pennzoil-Quaker State                             595             8,235
Phillips Petroleum                                960            56,131
Pogo Producing                                    296             7,536

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
71  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Energy (cont.)
Rayovac                                            90(b)         $1,395
Stone Energy                                      253(b)          8,718
Sunoco                                            141             5,437
Swift Energy                                       90(b)          1,598
Unocal                                            602            21,040
USEC                                              212             1,416
Valero Energy                                     268            12,312
Vintage Petroleum                                  12               140
XTO Energy                                        396             6,411
Total                                                         1,330,769

Energy equipment & services (1.1%)
Baker Hughes                                      811            28,547
BJ Services                                       350(b)         10,850
Cooper Cameron                                    252(b)         10,718
Diamond Offshore Drilling                         293             8,433
Dril-Quip                                          75(b)          1,646
Ensco Intl                                        303             7,211
Enterprise Products Partners LP                   167             8,432
FMC Technologies                                  530(b)          8,401
Global Inds                                       443(b)          3,730
GlobalSantaFe                                     604            17,154
Grey Wolf                                         901(b)          2,919
Halliburton                                       939            12,911
Hanover Compressor                                234(b)          3,650
Helmerich & Payne                                 191             5,806
Jacobs Engineering Group                          149(b)          9,536
Lone Star Technologies                             99(b)          1,490
McDermott Intl                                    110(b)          1,361
Nabors Inds                                       319(b)          9,988
Natl-Oilwell                                      525(b)         10,001
Newpark Resources                                 330(b)          2,313
Noble Drilling                                    291(b)          9,303
Patterson-UTI Energy                              381(b)          8,260
Pioneer Natural Resources                         332(b)          5,783
Pride Intl                                        551(b)          7,191
Rowan Companies                                   206(b)          3,714
Schlumberger                                    1,450            81,766
SEACOR SMIT                                        66(b)          2,838
Smith Intl                                        234(b)         12,882
Spinnaker Exploration                             130(b)          4,807
Tidewater                                         150             5,138
Transocean Sedco Forex                            768            23,532
Varco Intl                                        404(b)          5,858
Weatherford Intl                                  239(b)          9,199
Total                                                           345,368

Financial services (6.0%)
Advanta Cl A                                      114             1,031
Affiliated Managers Group                          82(b)          5,640
Alliance Capital Management Holding LP            167             7,081
Allmerica Financial                                84             3,538
American Express                                3,291           117,982
AmeriCredit                                       445(b)          9,924
AmeriTrade Holding Cl A                           931(b)          5,651
Archstone-Smith Trust                             333             8,285
Bear Stearns Companies                            244            14,189
BOK Financial                                     340            10,669
Capital One Financial                             477            23,931
Catellus Development                              268(b)          4,998
Chemical Financial                                 69             1,880
Citigroup                                      12,960           614,303
Corrections Corp of America                        33(b)            594
Countrywide Credit Inds                           248             9,858
Delphi Financial Group Cl A                        68             2,312
Doral Financial                                   154             5,452
E*TRADE Group                                     678(b)          6,082
Eaton Vance                                       130             5,109
Edwards (AG)                                      146             6,206
Fannie Mae                                      2,517           203,750
Federated Investors Cl B                          196             6,270
Forest City Enterprises Cl A                      133             5,291
Franklin Resources                                589            22,058
Freddie Mac                                     1,751           117,527
Goldman Sachs Group                               484            42,098
H&R Block                                         412            19,059
Household Intl                                  1,099            56,313
IndyMac Bancorp                                   143(b)          3,346
Investment Technology Group                       136(b)          5,957
Jefferies Group                                   101             4,293
Jones Lang LaSalle                                 46(b)            800
Kansas City Southern Inds                         566(b)          7,822
Knight Trading Group                              551(b)          5,571
LaBranche                                         211(b)          6,514
Legg Mason                                        158             8,273
Lehman Brothers Holdings                          557            36,077
LNR Property                                      108             3,632
MarketWatch.com                                    40(b)            160
MBNA                                            2,082            72,870
Merrill Lynch                                   2,132           108,689
Metris Companies                                  167             2,380
MGIC Investment                                   224            15,008

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
72  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Financial services (cont.)
Morgan Stanley, Dean Witter & Co                2,721          $149,655
Neuberger Berman                                  186             8,017
Paychex                                           866            31,782
Providian Financial                             2,194             8,447
Radian Group                                      234            10,507
Raymond James Financial                           115             3,855
Schwab (Charles)                                3,349            48,125
Security Capital Group Cl B                       437(b)         11,122
SEI Investments                                   245             9,893
Spectrasite Holdings                              646(b)          1,143
St. Joe                                           211             6,087
Stilwell Financial                                473            12,038
Student Loan                                       50             4,401
T. Rowe Price Group                               274            10,297
W.P. Carey LLC                                    118             2,755
Waddell & Reed Financial Cl A                     185             6,046
Wilmington Trust                                  107             6,921
Total                                                         1,949,564

Food (1.5%)
Archer-Daniels-Midland                          1,623            22,625
Bunge                                             297             5,747
Campbell Soup                                     987            28,080
ConAgra Foods                                   1,273            31,570
Corn Products Intl                                254             7,282
Dean Foods                                        186(b)         12,164
Del Monte Foods                                   139(b)          1,254
Delta & Pine Land                                  75             1,602
Dole Food                                         391            10,948
Dreyer's Grand Ice Cream                          114             4,400
Fleming Companies                                 223             4,576
Flowers Foods                                     115(b)          2,875
Fresh Del Monte Produce                           209(b)          3,409
General Mills                                     889            44,049
Hain Celestial Group                               50(b)          1,140
Heinz (HJ)                                        809            33,493
Hershey Foods                                     342            24,067
Hormel Foods                                      350             9,097
Interstate Bakeries                               211             5,085
Kellogg                                           947            29,224
Kraft Foods Cl A                                  641            23,755
McCormick                                         111             4,906
Newhall Land & Farming                             85             2,593
Performance Food Group                            191(b)          7,296
Ralcorp Holdings                                  110(b)          2,760
Sara Lee                                        1,832            38,747
Sensient Technologies                             384             7,473
Smithfield Foods                                  290(b)          6,438
Smucker (JM)                                      101             3,234
SUPERVALU                                         307             7,577
Sysco                                           1,679            49,731
Tootsie Roll Inds                                 231             8,857
Tyson Foods Cl A                                  848            10,702
Wrigley (Wm) Jr                                   535            29,232
Total                                                           485,988

Furniture & appliances (0.3%)
Black & Decker                                    135             5,557
Briggs & Stratton                                  36             1,535
Ethan Allen Interiors                             180             7,178
Furniture Brands Intl                             171(b)          6,288
HON Inds                                          358             9,960
Kimball Intl Cl B                                 125             1,900
La-Z-Boy                                          225             5,006
Leggett & Platt                                   450            10,904
Maytag                                            136             4,336
Miller (Herman)                                   150             3,726
Mohawk Inds                                       216(b)         11,871
Stanley Works                                     211             9,347
Whirlpool                                         165            11,995
Total                                                            89,603

Health care (11.8%)
Abbott Laboratories                             3,911           225,665
Aclara Biosciences                                 80(b)            300
Affymetrix                                        268(b)          7,544
Albany Molecular Research                         211(b)          5,353
Alexion Pharmaceuticals                            69(b)          1,539
Alkermes                                          188(b)          5,040
Allergan                                          318            21,227
Alpharma Cl A                                     344             8,858
American Home Products                          3,323           214,865
Amgen                                           2,634(b)        146,187
Andrx Group                                       145(b)          8,517
Apogent Technologies                              161(b)          4,038
Applera-Applied Biosystem Group                   523            11,679
Arrow Intl                                        230             9,287
ArthoCare                                          74(b)          1,033
Bard (CR)                                          80             3,924
Barr Laboratories                                 105(b)          7,665
Bausch & Lomb                                     267            10,079
Baxter Intl                                     1,431            79,893
Beckman Coulter                                   196             9,126
Becton, Dickinson & Co                            610            22,094
Bio-Technology General                            208(b)          1,726
Biogen                                            373(b)         20,224
Biomet                                            665            21,473

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
73  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Health care (cont.)
Boston Scientific                                 880(b)        $19,774
Bristol-Myers Squibb                            4,874           221,133
Bruker Daltonics                                  255(b)          3,626
Caliper Technologies                               61(b)            857
Celgene                                           189(b)          5,182
Cell Pathways                                     111(b)            554
Cell Therapeutics                                 296(b)          6,429
Cephalon                                          133(b)          8,722
Cerus                                              87(b)          4,358
Chiron                                            450(b)         19,067
CIMA Labs                                          81(b)          2,114
Coherent                                           63(b)          1,977
Conmed                                            117(b)          2,399
COR Therapeutics                                  416(b)          7,817
Corixa                                             78(b)            862
Cubist Pharmaceuticals                            270(b)          4,841
CV Therapeutics                                    88(b)          3,761
Cybear Group                                        3(b)              2
CYTOGEN                                           242(b)            629
Datascope                                          52             1,658
DENTSPLY Intl                                     143             7,071
Diagnostic Products                               162             6,355
Diversa                                            12(b)            144
Endo Pharmaceuticals Holdings                     589(b)          5,419
Enzo Biochem                                       88(b)          1,922
Enzon                                              70(b)          3,688
Forest Laboratories                               448(b)         37,139
Genentech                                         544(b)         26,901
Genzyme-General Division                          508(b)         23,170
Gilead Sciences                                   210(b)         13,736
Guidant                                           728(b)         34,980
Haemonetics                                       108(b)          3,101
Human Genome Sciences                             254(b)          7,145
ICN Pharmaceuticals                               165             5,283
ICOS                                               91(b)          3,895
IDEC Pharmaceuticals                              361(b)         21,465
IDEXX Laboratories                                136(b)          3,457
IGEN Intl                                          77(b)          2,903
ImClone Systems                                   172(b)          3,296
Immunex                                         1,291(b)         36,083
Immunomedics                                      166(b)          2,525
Incyte Genomics                                   333(b)          4,912
Inhale Therapeutic Systems                        459(b)          6,215
InterMune                                         133(b)          5,653
Invacare                                          139             4,705
Invitrogen                                        122(b)          6,571
Isis Pharmaceuticals                              266(b)          4,628
IVAX                                              417(b)          8,132
Johnson & Johnson                               7,727           444,379
King Pharmaceuticals                              542(b)         19,729
Laboratory Corp America Holdings                  160(b)         13,024
Lexicon Genetics                                  113(b)          1,294
Lilly (Eli)                                     2,832           212,683
Maxim Pharmaceuticals                             134(b)            828
Maxygen                                            69(b)            925
Medarex                                           418(b)          6,191
Medicis Pharmaceutical Cl A                        87(b)          5,043
MedImmune                                         703(b)         29,776
Medtronic                                       2,987           147,169
Mentor                                             84             2,750
Merck & Co                                      5,730           339,101
Millennium Pharmaceuticals                        532(b)         10,113
Mylan Laboratories                                291             9,804
Myriad Genetics                                    78(b)          3,307
Nanogen                                            75(b)            400
Neurocrine Biosciences                            178(b)          7,407
NPS Pharmaceuticals                               314(b)          9,420
Pfizer                                         15,836           659,885
Pharmaceutical Resources                          158(b)          4,963
Pharmacia                                       3,181           128,831
Pharmacopeia                                       63(b)            822
Pharmacyclics                                      57(b)            459
Priority Healthcare Cl B                          162(b)          4,761
Protein Design Labs                               196(b)          4,363
Quest Diagnostics                                 215(b)         14,897
Regeneron Pharmaceuticals                         210(b)          5,208
ResMed                                            146(b)          6,278
Respironics                                       181(b)          5,263
SangStat Medical                                   83(b)          1,483
Schering-Plough                                 3,688           119,417
Scios                                             259(b)          5,952
Sepracor                                          188(b)          9,280
Sequenom                                           61(b)            417
SICOR                                             444(b)          6,971
St. Jude Medical                                  186(b)         14,750
STERIS                                            233(b)          4,287
Stryker                                           474            27,843
SuperGen                                           82(b)            895
Tanox                                             122(b)          1,681
Techne                                            124(b)          3,808
Thoratec                                          299(b)          5,325
Transkaryotic Therapies                           189(b)          7,343
Triangle Pharmaceuticals                          121(b)            502
United Therapeutics                                36(b)            355
Vertex Pharmaceuticals                            177(b)          3,494
Viasys Healthcare                                  61(b)          1,388

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
74  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Health care (cont.)
VISX                                              248(b)         $3,606
Watson Pharmaceuticals                            223(b)          6,534
Zimmer Holdings                                   450(b)         14,639
Total                                                         3,792,635

Health care services (2.0%)
Abgenix                                           136(b)          3,241
Accredo Health                                    190(b)          9,116
AdvancePCS                                        330(b)         10,187
Aetna                                             297            10,211
Allscripts Healthcare Solutions                   105(b)            419
AmeriPath                                         197(b)          5,906
AmerisourceBergen                                 273            17,671
Anthem                                            251(b)         13,353
Apria Healthcare Group                            158(b)          3,871
Beverly Enterprises                               516(b)          3,622
BioMarin Pharmaceutical                           125(b)          1,523
Cardinal Health                                 1,136            74,873
Caremark Rx                                       598(b)          9,867
Celera Genomics Group-Applera                     259(b)          5,413
Cerner                                            119(b)          5,760
Charles River Laboratories Intl                   171(b)          5,224
Community Health Systems                          225(b)          5,285
Covance                                           206(b)          3,648
Coventry Health Care                              256(b)          5,747
Cytyc                                             396(b)          8,993
DaVita                                            359(b)          8,760
Eclipsys                                          132(b)          2,178
Exelixis                                          126(b)          1,544
Express Scripts Cl A                              179(b)          8,196
First Health Group                                262(b)          6,655
Five Star Quality Care                              9(b)             72
Gene Logic                                         68(b)          1,073
Genta                                             385(b)          5,159
Gentiva Health Services                            48(b)          1,154
HCA                                             1,247            52,998
Health Management
  Associates Cl A                                 561(b)         10,900
Health Net                                        376(b)          8,377
Healthsouth                                       844(b)          9,875
Hillenbrand Inds                                  103             5,901
Humana                                            420(b)          5,229
Hyseq                                              38(b)            269
IMS Health                                        626            12,489
Kindred Healthcare                                124(b)          4,922
LifePoint Hospitals                               142(b)          4,954
Lincare Holdings                                  288(b)          7,655
Manor Care                                        248(b)          4,935
McKesson HBOC                                     675            25,988
MedicaLogic/Medscape                              126(b)             34
Mid Atlantic Medical Services                     312(b)          7,816
Neoforma                                           10(b)            226
Omnicare                                          278             6,102
Orchid Biosciences                                133(b)            532
Orthodontic Centers of America                    196(b)          5,067
OSI Pharmaceuticals                                94(b)          3,768
Oxford Health Plans                               190(b)          7,026
PacifiCare Health Systems                         216(b)          4,061
Patterson Dental                                  167(b)          6,712
Pharmaceutical Product
  Development                                     294(b)          9,540
PRAECIS Pharmaceuticals                           135(b)            655
Province Healthcare                               172(b)          5,972
PSS World Medical                                 296(b)          2,978
Quintiles Transnational                           267(b)          4,277
Renal Care Group                                  168(b)          5,196
Schein (Henry)                                    204(b)          9,362
Service Corp Intl                               1,466(b)          7,477
Stewart Enterprises Cl A                          398(b)          2,404
Tenet Healthcare                                  803(b)         51,223
Therasense                                        275(b)          6,133
Triad Hospitals                                   169(b)          5,357
Trigon Healthcare                                 103(b)          7,574
United Surgical Partners Intl                     243(b)          4,228
UnitedHealth Group                                775            57,621
Universal Health Services Cl B                    164(b)          6,863
US Oncology                                       640(b)          5,472
Ventas                                            518             6,283
Wellpoint Health Networks                         161(b)         20,429
XOMA                                              364(b)          4,062
Total                                                           657,663

Household products (2.1%)
Alberto-Culver Cl B                               171             7,970
Avon Products                                     562            27,650
Boyds Collection                                  158(b)          1,067
Church & Dwight                                   241             7,093
Clorox                                            578            23,571
Colgate-Palmolive                               1,390            79,439
Dial                                              359             5,780
Direct Focus                                      176(b)          6,285
Energizer Holdings                                241(b)          4,941
Estee Lauder Cl A                                 271             8,753
Gillette                                        2,658            88,511
Intl Flavors/Fragrances                           165             4,965
Kimberly-Clark                                  1,301            78,450

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
75  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Household product (cont.)
Libbey                                             70            $2,419
Newell Rubbermaid                                 579            15,986
Nu Skin Enterprises Cl A                           37               276
Playtex Products                                  523(b)          5,256
Procter & Gamble                                3,264           266,603
Scotts Cl A                                       204(b)          9,708
ServiceMaster                                     741            10,537
Tupperware                                        387             7,353
Valence Technology                                164(b)            664
Viad                                              151             3,721
Water Pik Technologies                             14(b)            134
Yankee Candle                                     437(b)          8,980
Total                                                           676,112

Industrial equipment & services (1.0%)
AGCO                                              173             2,597
AMETEK                                            107             3,230
Astec Inds                                         78(b)            991
Asyst Technologies                                 64(b)          1,073
Blyth Inds                                        383             8,116
Caterpillar                                       865            43,492
Cintas                                            428            21,409
Cooper Inds                                       218             7,935
Covanta Energy                                    213(b)            343
Deere & Co                                        574            25,239
Donaldson                                         197             7,291
Fastenal                                           73             4,884
FEI                                               245(b)          8,227
Flowserve                                         127(b)          3,148
Fluor                                             192             6,154
Frontline Capital Group                           103(b)             11
G & K Services Cl A                                49             1,735
Graco                                              91             3,499
Harsco                                            196             6,901
IDEX                                               75             2,550
Illinois Tool Works                               734            52,394
Ingersoll-Rand Cl A                               423            18,709
JLG Inds                                          146             1,661
Kadant                                             25(b)            354
Kaydon                                             80             2,032
Kennametal                                        230             8,747
Lincoln Electric Holdings                          97             2,470
Manitowoc                                          66             2,201
Milacron                                          113             1,644
Minerals Technologies                              43             2,021
Modine Mfg                                         86             2,180
NACCO Inds Cl A                                    31             1,736
Nordson                                            88             2,328
Parker-Hannifin                                   253            12,407
Regal Beloit                                       97             2,118
Roper Inds                                        217            10,848
Tecumseh Products Cl A                             45             2,180
Teleflex                                          212             9,606
Terex                                              67(b)          1,122
Thermo Electron                                   418(b)          9,179
Timken                                            114             1,892
Toro                                              183             8,958
Trinity Inds                                      296             7,003
UCAR Intl                                          93(b)          1,052
UNOVA                                             157(b)            903
Wabtec                                            121             1,664
WESCO Intl                                        146(b)            653
Total                                                           326,887

Insurance (5.0%)
AFLAC                                           1,226            32,023
Alfa                                              440            10,472
Alleghany                                          27             4,944
Allstate                                        1,717            55,390
Ambac Financial Group                             229            13,660
American Intl Group                             6,581           487,980
American Natl Insurance                            78             6,497
AmerUs Group                                      140             5,026
Aon                                               621            20,679
Berkley (WR)                                       90             4,536
Berkshire Hathaway Cl A                             3(b)        221,699
Berkshire Hathaway Cl B                            23(b)         56,419
Brown & Brown                                     240             8,340
Chubb                                             415            27,743
CIGNA                                             336            30,912
Cincinnati Financial                              339            13,052
CNA Financial                                     552(b)         15,798
Commerce Group                                    162             5,605
Conseco                                         2,072(b)          8,184
Crawford Cl B                                     167             1,979
Erie Indemnity Cl A                               161             6,466
Fidelity Natl Financial                           205             5,107
First American                                    508             9,388
Gallagher (Arthur J)                              156             5,148
Great American Financial Resources                410             7,626
Hartford Financial Services Group                 579            38,324
HCC Insurance Holdings                            216             5,648
Hilb, Rogal & Hamilton                            180             6,615
Hooper Holmes                                     154             1,306
Horace Mann Educators                             372             7,444
Jefferson-Pilot                                   325            15,568

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
76  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Insurance (cont.)
John Hancock Financial Services                   753           $28,900
Leucadia Natl                                     303             8,720
Liberty                                           189             7,651
Lincoln Natl                                      467            24,051
Loews                                             477            28,835
Markel                                             20(b)          3,858
Marsh & McLennan                                  666            67,832
MBIA                                              374            20,151
Mercury General                                   129             5,428
MetLife                                         1,728            52,497
MONY Group                                        141             5,045
Nationwide Financial Services Cl A                203             8,658
Odyssey Re Holdings                               395             6,407
Ohio Casualty                                     526(b)          8,721
Old Republic Intl                                 253             7,464
Philadelphia Consolidated Holding                 160(b)          6,667
Phoenix Companies                                 345(b)          5,944
PMI Group                                          87             6,138
Principal Financial Group                         871(b)         22,167
ProAssurance                                       84(b)          1,441
Progressive                                       175            25,874
Protective Life                                   192             5,530
Prudential Financial                            1,397            43,377
Reinsurance Group of America                      142             4,064
SAFECO                                            303             9,269
St. Paul Companies                                470            21,009
StanCorp Financial Group                           93             4,729
Torchmark                                         287            10,903
Transatlantic Holdings                            120            10,740
UICI                                               86(b)          1,109
Unitrin                                           113             4,543
UnumProvident                                     507            14,348
White Mountains Insurance Group                    16             5,336
Total                                                         1,626,984

Leisure time & entertainment (1.6%)
ANC Rental                                         91(b)              9
Aztar                                             184(b)          3,555
Bally Total Fitness Holdings                      148(b)          2,871
Boyd Gaming                                       110(b)            905
Brunswick                                         186             4,576
Callaway Golf                                     241             4,097
Carnival                                        1,477            39,938
Cedar Fair LP                                     198             4,809
Disney (Walt)                                   5,110           107,617
Dover Downs Entertainment                         139             2,064
Gaylord Entertainment                             149(b)          3,762
GTECH Holdings                                     96(b)          4,887
Handleman                                         142(b)          1,687
Harley-Davidson                                   763            43,491
Harrah's Entertainment                            283(b)         10,802
Hasbro                                            303             5,000
Intl Game Technology                              208(b)         13,686
Intl Speedway Cl A                                 82             3,342
Mandalay Resort Group                             391(b)         10,577
Mattel                                          1,087            20,653
Metro-Goldwyn-Mayer                               493(b)          9,663
Pinnacle Entertainment                            118(b)            779
Polaris Inds                                      166             9,445
Royal Caribbean Cruises                           392             7,080
Six Flags                                         252(b)          3,790
Speedway Motorsports                              318(b)          7,381
SportsLine.com                                     77(b)            285
Station Casinos                                   508(b)          7,097
Ticketmaster Online-Citysearch Cl B               354(b)          8,949
Vail Resorts                                       98(b)          1,627
Viacom Cl B                                     4,467(b)        178,634
Total                                                           523,058

Media (3.5%)
4 Kids Entertainment                               34(b)            642
ACTV                                              131(b)            190
Adelphia Communications Cl A                      288(b)          7,433
American Greetings Cl A                           590             7,351
AOL Time Warner                                11,151(b)        293,384
Banta                                              85             2,700
Belo Cl A                                         184             3,402
Cablevision Systems-NY Group Cl A                 277(b)         11,717
Catalina Marketing                                282(b)         10,614
Charter Communications Cl A                       727(b)          8,957
Clear Channel Communications                    1,436(b)         66,113
Comcast Cl A                                    2,380(b)         84,562
Cox Communications Cl A                         1,384(b)         51,831
Cox Radio Cl A                                    337(b)          7,515
Cross Media Marketing                              16(b)            184
Deluxe                                            180             8,282
Donnelley (RH)                                    109(b)          3,020
Donnelley (RR) & Sons                             198             5,752
DoubleClick                                       708(b)          7,993
Dow Jones                                         191             9,884
Dun & Bradstreet                                  187(b)          6,433
eBay                                              668(b)         39,559
Emmis Communications Cl A                         294(b)          6,409
Entercom Communications Cl A                      108(b)          5,168
Entravision Communications Cl A                   500(b)          5,525
Fox Entertainment Group Cl A                      731(b)         15,388

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
77  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Media (cont.)
Gannett                                           653           $44,045
Gartner Group Cl B                                468(b)          5,129
Getty Images                                      330(b)          6,692
Grey Global Group                                   5             3,238
Harland (John H)                                  105             2,567
Harte-Hanks                                       341             9,804
Hearst-Argyle Television Cl A                     253(b)          4,931
Hispanic Broadcasting                             488(b)         11,488
Hollinger Intl Cl A                               585             6,774
Insight Communications                            254(b)          5,532
Interactive Data                                  435             6,756
Interpublic Group of Companies                    923            26,647
Journal Register                                  147(b)          2,934
Key3Media Group                                   581(b)          2,760
Knight-Ridder                                     177            11,018
Lamar Advertising                                 186(b)          6,746
Lee Enterprises                                   258             8,800
Macrovision                                       324(b)          9,850
McClatchy Cl A                                    152             7,691
McGraw-Hill Companies                             463            29,669
Media General Cl A                                179             8,907
Mediacom Communications                           324(b)          5,819
Meredith                                          151             5,291
Moody's                                           356            13,357
New York Times Cl A                               352            14,830
Omnicom Group                                     468            40,889
On Command                                        113(b)            868
Paxson Communications Cl A                        168(b)          1,646
Pegasus Communications                            337(b)          2,258
Pixar                                             223(b)          7,243
Playboy Enterprises Cl B                           86(b)          1,320
Price Communications                              311(b)          5,968
PRIMEDIA                                          764(b)          3,056
Radio One Cl A                                     44(b)            776
Reader's Digest Assn Cl A                         528            11,299
Scholastic                                        125(b)          6,199
Scripps (EW) Cl A                                 172            12,195
Sinclair Broadcast Group Cl A                     190(b)          1,900
Sirius Satellite Radio                            274(b)          1,707
TMP Worldwide                                     239(b)         10,174
Tribune                                           673            25,015
UnitedGlobalCom Cl A                              489(b)          2,543
Univision Communications Cl A                     518(b)         18,120
USA Networks                                      775(b)         22,157
Valassis Communications                           261(b)          9,647
ValueVision Intl Cl A                              71(b)          1,336
Washington Post Cl B                               21            11,742
Westwood One                                      166(b)          5,129
Wiley (John) & Sons Cl A                          262             6,013
Wink Communications                                90(b)            191
Young Broadcasting Cl A                            42(b)            764
Zomax                                             114(b)            849
Total                                                         1,142,287

Metals (0.6%)
AK Steel Holdings                                 257             3,541
Alcoa                                           2,110            75,643
Allegheny Technologies                            464             7,489
Avery Dennison                                    235            13,983
Bethlehem Steel                                   317(b)            152
Carpenter Technology                               86             1,981
Cleveland-Cliffs                                    8               139
Commercial Metals                                  31             1,128
FreeMarkets                                       182(b)          4,186
Freeport-McMoRan Copper & Gold Cl B               394(b)          6,127
Kaiser Aluminum                                   286(b)            206
LTV                                               471                 6
Meridian Gold                                     480(b)          5,808
Mueller Inds                                      200(b)          6,598
Newmont Mining                                    420             9,173
Nucor                                             171            10,226
Phelps Dodge                                      170             5,928
Pittston Brink's Group                            369             8,266
Reliance Steel & Aluminum                          99             2,574
Ryerson Tull                                       89             1,090
Shaw Group                                        166(b)          3,322
Steel Dynamics                                    134(b)          1,834
Stillwater Mining                                 188(b)          2,944
United States Steel                               137             2,737
Worthington Inds                                  255             3,769
Total                                                           178,850

Miscellaneous (2.0%)
24/7 Real Media                                    49(b)             11
ABM Inds                                           80             2,440
Agere Systems Cl A                              1,315(b)          6,733
Alaska Communications Systems Holdings            748(b)          5,984
ArvinMeritor                                      198             4,762
Blue Martini Software                             378(b)            832
CacheFlow                                         159(b)            267
Capstone Turbine                                  413(b)          1,735
Champion Enterprises                              246(b)          3,041
Choice One Communications                         112(b)            267
Click Commerce                                    130(b)            254
Convergys                                         424(b)         13,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
78  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Miscellaneous (cont.)
Corporate Executive Board                         102(b)         $3,283
Cosine Communications                             298(b)            575
Crossroads Systems                                132(b)            735
Cumulus Media Cl A                                 68(b)          1,088
CuraGen                                           216(b)          3,521
Digex                                              39(b)             83
DigitalThink                                       70(b)            496
Dobson Communications Cl A                        311(b)          1,944
Edwards Lifesciences                              356(b)          9,586
Federal Signal                                    104             2,455
FirePond                                           53(b)             73
Global Sports                                     350(b)          6,167
Illumina                                          128(b)          1,082
Inet Technologies                                 169(b)          1,751
Interdigital Communications                       228(b)          2,643
Internap Network Services                         639(b)            709
Intersil                                          130(b)          3,864
InterTrust Technologies                           360(b)            425
Intraware                                          67(b)            134
JNI                                               168(b)          1,230
John Nuveen Cl A                                  121             6,413
Key Energy Services                               586(b)          5,057
Kosan Biosciences                                 703(b)          5,055
Lante                                              84(b)            108
Marimba                                            65(b)            213
McDATA Cl A                                       275(b)          6,820
MCK Communications                                  4(b)              7
NaviSite                                          279(b)             73
Nextel Partners Cl A                              870(b)          5,498
Numerical Technologies                            159(b)          2,307
Oplink Communications                             362(b)            825
Optical Cable                                     138(b)            157
Orion Power Holdings                              318(b)          8,459
Packeteer                                          63(b)            438
Philadelphia Suburban                             250             5,850
PolyOne                                           838             8,422
Retek                                             262(b)          6,327
Rightchoice Managed Care                          125(b)          9,303
S&P Depositary Receipts                         4,095           463,676
Stage Stores                                       49(b)          1,313
StarMedia Network                                 150(b)             57
Sybron Dental Specialties                         340(b)          6,623
Tenneco Automotive                                 53               130
Terayon Communication Systems                      98(b)            684
Titan Pharmaceuticals                             123(b)            861
TiVo                                               68(b)            391
Trimeris                                           77(b)          2,780
Triton PCS Holdings Cl A                          570(b)          7,991
Tularik                                            14(b)            309
ValueClick                                         43(b)            117
Vicinity                                          103(b)            229
ViroPharma                                         41(b)            771
West Pharmaceutical Services                       54             1,391
WorldGate Communications                           87(b)            168
Total                                                           640,429

Multi-industry conglomerates (4.6%)
Actuant                                            35(b)          1,076
Acuitiy Brands                                     64               835
AMN Healthcare Services                           232(b)          5,429
Apollo Group Cl A                                 267(b)         12,456
Arbitron                                           45(b)          1,417
Argosy Gaming                                     206(b)          7,618
Baldor Electric                                   107             2,327
Brady Cl A                                         66             2,429
Career Education                                  184(b)          6,072
CDI                                                71(b)          1,491
Cendant                                         2,305(b)         40,291
Century Business Services                         188(b)            545
ChoicePoint                                       163(b)          8,574
Corinthian Colleges                               154(b)          6,758
Crane                                             261             6,165
Danaher                                           353            22,500
DeVry                                             164(b)          5,004
Diebold                                           215             8,417
Dover                                             428            16,345
Eastman Kodak                                     649            18,432
Edison Schools                                    176(b)          2,930
Education Management                              176(b)          6,468
Electronics for Imaging                           324(b)          6,629
Emerson Electric                                1,078            62,460
Exult                                             410(b)          3,969
F.Y.I.                                             60(b)          1,689
Fisher Scientific Intl                            290(b)          7,932
General Electric                               25,007           929,011
Global Payments                                   238             8,549
Grainger (WW)                                     220            11,946
HotJobs.com                                        75(b)            773
Hubbell Cl B                                      207             6,212
Imagistics Intl                                    43(b)            709
Imation                                           110(b)          2,543
ITT Educational Services                          110(b)          4,586
ITT Inds                                          205            10,883
Kelly Services Cl A                                72             1,578
Korn/Ferry Intl                                    91(b)            819
Lancaster Colony                                  346            11,812

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
79  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Multi-industry conglomerates (cont.)
Mail-Well                                         153(b)           $883
Manpower                                          119             4,154
MemberWorks                                        60(b)          1,010
Minnesota Mining & Mfg                            988           109,471
Monsanto                                          188             6,260
MPS Group                                         541(b)          3,949
Natl Service Inds                                  16               115
NCO Group                                          42(b)            948
PDI                                                39(b)            657
Pentair                                           197             6,954
Polaroid                                           96                 8
Pre-Paid Legal Services                            56(b)          1,172
ProQuest                                           61(b)          2,318
Robert Half Intl                                  396(b)         10,383
Spherion                                          129(b)          1,303
Student Advantage                                 158(b)            221
Sylvan Learning Systems                           123(b)          3,017
Symyx Technologies                                 88(b)          1,971
Teledyne Technologies                              42(b)            651
Textron                                           302            13,841
Triarc Companies                                  102(b)          2,749
U.S. Inds                                         140(b)            315
Weight Watchers Intl                              258(b)          9,998
Wesco Financial                                    18             5,688
Xerox                                           1,776            20,122
YORK Intl                                         265            10,075
Zebra Technologies Cl A                           137(b)          7,266
Total                                                         1,481,178

Paper & packaging (0.5%)
AptarGroup                                        262             8,405
Ball                                               86             6,768
Bemis                                             127             6,406
Boise Cascade                                     203             7,227
Bowater                                            80             3,835
Caraustar Inds                                     82               672
Chesapeake                                         32               925
Crown Cork & Seal                                 190(b)            998
Glatfelter                                        481             7,244
Greif Bros Cl A                                   144             4,759
Intl Paper                                      1,189            49,676
Longview Fibre                                     65               715
MeadWestvaco                                      310            10,017
Owens-Illinois                                    499(b)          6,407
Packaging Corp of America                         537(b)          9,634
Pactiv                                            356(b)          6,408
Rayonier                                           90             4,478
Sealed Air                                        202(b)          8,387
Smurfit-Stone Container                           551(b)          8,711
Sonoco Products                                   260             6,903
Wausau-Mosinee Paper                              420             4,574
Willamette Inds                                   239            13,253
Total                                                           176,402

Real estate investment trust (1.3%)
AMB Property                                      135             3,457
Apartment Investment & Management                 168             7,325
Arden Realty                                      208             5,581
AvalonBay Communities                             161             7,237
Boston Properties                                 182             6,668
BRE Properties Cl A                               275             8,011
Camden Property Trust                             192             6,693
CarrAmerica Realty                                130             3,825
CBL & Associates Properties                        87             2,936
CenterPoint Properties                            187             9,260
Chateau Communities                                79             2,321
Chelsea Poperty Group                              68             3,450
Colonial Properties Trust                          80             2,559
Cousins Properties                                317             7,893
Crescent Real Estate Equities                     186             3,212
Developers Diversified Realty                     476             9,092
Duke Realty                                       303             7,045
Equity Office Properties Trust                    979            28,184
Equity Residential Properties Trust               668            17,888
Essex Property Trust                               61             2,827
FelCor Lodging Trust                              266             4,769
First Industrial Realty Trust                     277             8,482
Gables Residential Trust                           83             2,374
General Growth Properties                         105             4,253
Glenborough Realty Trust                          139             2,776
Health Care                                       103             2,815
Health Care Property Investors                    153             5,809
Healthcare Realty Trust                           338             9,721
Highwoods Properties                              374             9,930
Home Properties of New York                        73             2,417
Hospitality Properties Trust                      215             6,429
Host Marriott                                     612             6,175
HRPT Properties Trust                             923             8,159
iStar Financial                                   185             4,788
JDN Realty                                        106             1,323
Kilroy Realty                                     178             4,521
Kimco Realty                                      228             6,959
Koger Equity                                      131             2,146
La Quinta                                         250(b)          1,800
Liberty Property Trust                            130             3,816
Macerich                                           99             2,729

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
80  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Real estate investment trust (cont.)
Mack-Cali Realty                                  223            $7,027
Manufactured Home Communities                      88             2,842
MeriStar Hospitality                              309             4,357
Mid-America Apartment Communities                  87             2,237
Mills                                              74             2,021
Nationwide Health Properties                      120             2,387
New Plan Excel Realty Trust                       579            11,128
Pinnacle Holdings                                 105(b)             21
Plum Creek Timber                                 433            13,077
Post Properties                                    89             2,995
Prentiss Properties Trust                          95             2,662
ProLogis Trust                                    399             8,622
PS Business Parks                                  88             2,702
Public Storage                                    287            10,507
Realty Income                                      89             2,755
Reckson Associates Realty                         212             4,893
Regency Centers                                   373            10,705
Rouse                                             221             6,321
Shurgard Storage Centers Cl A                      84             2,780
Simon Property Group                              377            11,419
SL Green Realty                                   104             3,292
Starwood Hotels &
  Resorts Worldwide                               407            13,940
Storage USA                                       216             9,260
Summit Properties                                 108             2,395
Sun Communities                                    63             2,419
Taubman Centers                                   182             2,808
United Dominion Realty Trust                      403             5,779
Vornado Realty Trust                              210             8,959
Washington Real Estate
  Investment Trust                                130             3,312
Weingarten Realty Investors                       209            10,293
Total                                                           421,570

Restaurants & lodging (0.9%)
21st Century Insurance Group                      386             6,774
Applebee's Intl                                   162             6,099
Bob Evans Farms                                   130             3,771
Boca Resorts Cl A                                 199(b)          2,557
Brinker Intl                                      237(b)          8,001
CBRL Group                                        144             4,406
CEC Entertainment                                 213(b)          9,574
Cheesecake Factory (The)                          168(b)          6,031
Choice Hotels Intl                                241(b)          5,230
Darden Restaurants                                294            12,113
Extended Stay America                             260(b)          4,199
Hilton Hotels                                     788             9,456
Jack in the Box                                   293(b)          8,204
Krispy Kreme Doughnuts                            174(b)          6,934
Marriott Intl Cl A                                596            24,305
McDonald's                                      3,238            88,010
MGM Mirage                                        390(b)         12,698
Outback Steakhouse                                189(b)          7,012
Papa John's Intl                                   47(b)          1,332
Park Place Entertainment                          470(b)          4,583
Ruby Tuesday                                      210             5,303
Sonic                                              96(b)          3,648
Starbucks                                         960(b)         22,819
Tricon Global Restaurants                         319(b)         17,800
Wendy's Intl                                      189             5,897
Wyndham Intl Cl A                                 727(b)            516
Total                                                           287,272

Retail (6.9%)
7-Eleven                                          812(b)          9,541
99 Cents Only Stores                              135(b)          4,807
Albertson's                                       990            28,463
Amazon.com                                        750(b)         10,643
American Eagle Outfitters                         156(b)          3,969
AnnTaylor Stores                                  228(b)          8,835
AutoNation                                        729(b)          9,258
AutoZone                                          231(b)         15,627
Barnes & Noble                                    279(b)          9,712
barnesandnoble.com Cl A                           105(b)            256
bebe stores                                       102(b)          2,416
Bed Bath & Beyond                                 706(b)         24,413
Best Buy                                          531(b)         39,294
Big Lots                                          816             8,748
BJ's Wholesale Club                               176(b)          8,369
Borders Group                                     270(b)          6,507
Casey's General Stores                            158             2,391
CDW Computer Centers                              212(b)         11,741
Charming Shoppes                                  390(b)          2,297
Children's Place Retail Stores                     76(b)          2,486
Circuit City Stores-
  Circuit City Group                              446            13,309
Claire's Stores                                   125             2,343
Copart                                            262(b)          5,921
Costco Wholesale                                1,116(b)         51,336
CVS                                               886            24,099
Dillard's Cl A                                    429             6,169
Dollar General                                    692            10,934
Dollar Tree Stores                                226(b)          7,460
Drugstore.com                                      66(b)            212
Expedia Cl A                                      135(b)          7,601
Family Dollar Stores                              387            13,054

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
81  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Retail (cont.)
Federated Dept Stores                             438(b)        $18,230
Foot Locker                                       267(b)          4,139
Footstar                                          140(b)          3,389
Fossil                                             73(b)          1,710
Gap                                             2,173            31,291
Great Atlantic & Pacific Tea                       67(b)          1,725
Hanover Direct                                    889(b)            409
Haverty Furniture Companies                        78             1,379
Hollywood Entertainment                           150(b)          1,952
Home Depot                                      5,903           295,680
Intimate Brands                                 1,237            22,575
K mart                                          1,060(b)          1,579
Kohl's                                            805(b)         53,363
Kroger                                          1,880(b)         38,728
Lands' End                                        147(b)          7,229
Limited                                           909            16,862
Linens `N Things                                  303(b)          8,742
Longs Drug Stores                                 314             6,987
Lowe's Companies                                1,910            87,994
May Dept Stores                                   722            26,570
Men's Wearhouse                                   334(b)          7,428
Michaels Stores                                   214(b)          7,490
NBTY                                              271(b)          4,125
Neiman Marcus Group Cl A                          155(b)          5,501
Nordstrom                                         218             5,515
Office Depot                                      757(b)         12,453
OfficeMax                                         432(b)          1,793
Overture Services                                 276(b)         10,096
Pacific Sunwear of California                     240(b)          5,515
Pathmark Stores                                   274(b)          6,488
Payless ShoeSource                                 76(b)          4,423
Penney (JC)                                       584            14,524
Pep Boys - Manny, Moe & Jack                        1                16
Perrigo                                           260(b)          3,354
Petsmart                                          795(b)          8,570
Pier 1 Imports                                    337             6,366
priceline.com                                   1,014(b)          6,388
PurchasePro.com                                   348(b)            268
RadioShack                                        391            12,324
Regis                                             363             9,634
Rent-A-Center                                     112(b)          4,213
Rite Aid                                        1,124(b)          2,675
Ross Stores                                       205             7,448
Russ Berrie                                       101             3,020
Safeway                                         1,264(b)         51,129
Saks                                              680(b)          6,854
SciQuest                                           82(b)            139
Sears, Roebuck                                    803            42,431
ShopKo Stores                                      78(b)            948
Sotheby's Holdings Cl A                           464(b)          6,320
Spiegel Cl A                                      833             2,525
Stamps.com                                        196(b)            811
Staples                                         1,163(b)         21,190
Talbots                                           116             4,164
Target                                          2,274           100,988
Tiffany                                           317            11,317
TJX Companies                                     616            25,465
Too                                                60(b)          1,633
Toys "R" Us                                       385(b)          7,531
Trans World Entertainment                         170(b)          1,355
Tuesday Morning                                    88(b)          1,583
United Stationers                                 300(b)         11,826
Value City Dept Stores                            129(b)            547
Wal-Mart Stores                                11,228           673,454
Walgreen                                        2,516            91,280
Webvan Group                                      312(b,d)           --
Weis Markets                                      239             6,857
Whole Foods Market                                152(b)          6,506
Wild Oats Markets                                  75(b)            718
Williams-Sonoma                                   159(b)          7,314
Winn-Dixie Stores                                 743             9,919
Zale                                              240(b)         10,908
Total                                                         2,238,083

Textiles & apparel (0.4%)
Abercrombie & Fitch                               265(b)          7,036
Burlington Coat Factory Warehouse                   4                69
Chico's FAS                                       195(b)          5,840
Coach                                             134(b)          6,184
Columbia Sportswear                               113(b)          3,478
Guess?                                            174(b)          1,474
Jones Apparel Group                               262(b)          8,691
Kellwood                                           96             2,314
Kenneth Cole Productions Cl A                      84(b)          1,438
Liz Claiborne                                     190             5,200
Nautica Enterprises                               139(b)          1,946
Nike Cl B                                         632            37,863
Oakley                                            317(b)          5,484
Polo Ralph Lauren Cl A                            384(b)         10,606
Reebok Intl                                       224(b)          6,635
Russell                                           135             2,160
Timberland Cl A                                   104(b)          3,990
Unifi                                             175(b)          1,321
VF                                                274            11,130
WestPoint Stevens                                 100               175
Wolverine World Wide                              400             5,980
Total                                                           129,014

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
82  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Transportation (0.8%)
Alexander & Baldwin                               181            $4,630
AMERCO                                             73(b)          1,290
Atlas Air Worldwide Holdings                      205(b)          3,270
Burlington Northern Santa Fe                      974            27,506
C.H. Robinson Worldwide                           144             4,468
CNF                                               326            10,758
CSX                                               461            18,440
EGL                                               203(b)          2,765
Expeditors Intl of Washington                      78             4,724
FedEx                                             742(b)         39,735
Florida East Coast Inds                           155             3,408
GATX                                              118             3,422
Hunt (JB) Transport Services                      147(b)          4,085
Norfolk Southern                                  971            21,896
Overseas Shipbuilding Group                       180             3,663
Ryder System                                      306             7,644
Swift Transportation                              473(b)         11,626
Union Pacific                                     588            36,485
United Parcel Service Cl B                        828            47,594
USFreightways                                      55             2,017
Werner Enterprises                                238             6,928
Yellow Corp                                       119(b)          2,982
Total                                                           269,336

Utilities -- electric (2.4%)
AES                                             1,214(b)         16,450
Allegheny Energy                                  242             7,964
Allete                                            325             8,665
Alliant Energy                                    122             3,637
Ameren                                            289            12,389
American Electric Power                           747            31,180
American Water Works                              235            10,117
Avista                                            115             1,574
Black Hills                                       112             3,232
Calpine                                           665(b)          7,448
CH Energy Group                                    52             2,441
Cinergy                                           347            11,208
Citizens Communications                           662(b)          6,627
Cleco                                             407             8,437
CMS Energy                                        286             6,529
Conectiv                                          392             9,675
Consolidated Edison                               535            21,930
Constellation Energy Group                        315             8,883
Dominion Resources                                647            38,089
DPL                                               247             5,745
DQE                                               382             7,388
DTE Energy                                        384            15,744
Duke Energy                                     1,865            65,033
Edison Intl                                       686(b)         10,599
Energy East                                       178             3,507
Entergy                                           557            22,937
Exelon                                            808            39,786
FPL Group                                         430            23,052
Great Plains Energy                               284             7,063
Hawaiian Electric Inds                            128             5,312
Idacorp                                           112             4,238
MDU Resources Group                               158             4,421
Montana Power                                     654(b)          3,499
NewPower Holdings                                 667(b)            307
Niagara Mohawk Holdings                           291(b)          5,398
NiSource                                          445             9,256
NiSource SAILS                                    128(b)            250
Northeast Utilities                               204             3,694
NRG Energy                                        176(b)          1,969
NSTAR                                              98             4,297
OGE Energy                                        223             4,888
Peabody Energy                                    247             6,261
PG&E                                              976(b)         20,984
Pinnacle West Capital                             201             8,012
Plug Power                                        325(b)          3,188
PNM Resources                                     341             9,210
Potomac Electric Power                            184             4,111
PPL                                               317            10,683
Progress Energy                                   506            22,112
Progress Energy - CVO                             153(b)             64
Public Service Enterprise Group                   452            19,020
Puget Energy                                      395             8,192
Reliant Energy                                    751            18,835
Reliant Resources                                 251(b)          3,527
RGS Energy Group                                  228             8,960
SCANA                                             237             6,390
Sempra Energy                                     488            11,688
Sierra Pacific Resources                          390             6,236
Southern Co                                     1,624            40,032
Teco Energy                                       311             7,517
TXU                                               621            30,255
UIL Holdings                                       41             2,178
UtiliCorp United                                  368             8,541
Western Resources                                 370             6,124
Wisconsin Energy                                  182             4,113
WPS Resources                                     245             9,016
Xcel Energy                                       813            21,707
Total                                                           761,814

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
83  AXP INDEX FUNDS -- ANNUAL REPORT

AXP Total Stock Market Index Fund

Issuer                                          Shares          Value(a)

Utilities -- gas (0.7%)
AGL Resources                                     399            $8,491
Dynegy Cl A                                       788            18,794
El Paso                                         1,230            46,680
Equitable Resources                               152             4,672
KeySpan                                           294             9,514
Kinder Morgan                                     248            12,822
Natl Fuel Gas                                     236             5,404
New Jersey Resources                               50             2,269
NICOR                                             221             8,981
Northwest Natural Gas                              77             2,014
Ocean Energy                                      459             7,785
ONEOK                                             424             7,314
Peoples Energy                                    202             7,411
Piedmont Natural Gas                              210             7,079
Pure Resources                                    281(b)          5,746
Questar                                           134             3,209
Southern Union                                    315(b)          5,875
Teppco Partners LP                                280             8,946
UGI                                                88             2,498
Vectren                                           201             4,794
Western Gas Resources                             114             3,488
WGL Holdings                                      298             7,828
Williams Companies                              1,286            22,736
Total                                                           214,350

Utilities -- telephone (3.3%)
Adelphia Business Solutions Cl A                  353(b)             39
Alamosa Holdings                                  347(b)          2,304
Allegiance Telecom                                604(b)          3,600
ALLTEL                                            765            42,442
AT&T                                            8,912           157,742
BellSouth                                       4,728           189,120
BroadWing                                         469(b)          3,747
CenturyTel                                        323             9,942
Crown Castle Intl                                 461(b)          3,351
Cypress Communications                              8(b)             28
DSL.net                                           274(b)            288
Infonet Services Cl B                             722(b)          1,560
ITC DeltaCom                                      296(b)            104
Latitude Communications                            69(b)            230
Level 3 Communications                          2,875(b)          8,625
Liberty Media Cl A                              5,808(b)         75,504
McLeodUSA Cl A                                  2,746(b)            494
Metromedia Fiber Network Cl A                   1,037(b)            425
Mpower Holding                                    100(b)             35
Network Plus                                      167(b)             62
Nextel Communications Cl A                      1,969(b)         15,850
PanAmSat                                          320(b)          6,976
Primus Telecommunications Group                    99(b)             60
Qwest Communications Intl                       4,014            42,147
RCN                                               357(b)            696
SBC Communications                              8,468           317,127
Sprint (FON Group)                              2,188            38,728
Sprint (PCS Group)                              2,432(b)         39,836
TALK America Holdings                             150(b)             80
TeleCorp PCS Cl A                                 520(b)          5,465
Telephone & Data Systems                          128            11,072
Teligent Cl A                                      21(b,d)           --
United States Cellular                            187(b)          7,508
Viatel                                            208(b)              5
West                                              218(b)          5,457
Western Wireless Cl A                             149(b)          1,351
WorldCom-MCI Group                                267             3,308
WorldCom-WorldCom Group                         7,276(b)         73,124
XO Communications Cl A                            561(b)             71
Total                                                         1,068,503

Total common stocks
(Cost: $36,243,775)                                         $32,385,016


Preferred stocks & other (--%)
Issuer                                            Shares         Value(a)

Bank United
  Rights                                           60(b)             $5
Corrections Corp of America
  12.00% Cv Pay-in-kind Series B                    6               122
Focal Communications
  Warrants                                         19(b,d)           --
Orbital Sciences
  Warrants                                         13(b)             32
Sunbeam
  Warrants                                         83(b)              1

Total preferred stocks & other
(Cost: $282)                                                       $160

Total investments in securities
(Cost: $36,244,057)(e)                                      $32,385,176

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
84   AXP INDEX FUNDS -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 0.04% of net assets.

(d)  Negligible market value.

(e) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $36,262,523 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                             $ 3,510,988
     Unrealized depreciation                              (7,388,335)
                                                          ----------
     Net unrealized depreciation                         $(3,877,347)
                                                         -----------

--------------------------------------------------------------------------------
85   AXP INDEX FUNDS -- ANNUAL REPORT

Investments in Securities
AXP International Equity Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (92.8%)
Issuer                                          Shares          Value(a)

Australia (2.7%)
Banks and savings & loans (1.0%)
Australia & New Zealand Banking Group           1,851           $16,648
Commonwealth Bank of Australia                  3,144            52,158
Natl Australia Bank                             3,870            67,849
Westpac Banking                                 4,378            35,050
Total                                                           171,705

Beverages & tobacco (0.1%)
Coca-Cola Amatil                                2,273             7,337
Foster's Brewing Group                          3,868             9,525
Total                                                            16,862

Building materials & construction (0.1%)
Boral                                           1,202             2,107
CSR                                             2,208             7,799
James Hardie Inds                                 868             2,783
Leighton Holdings                                 558             2,862
Transurban Group                                  955(b)          2,073
Total                                                            17,624

Chemicals (--%)
Orica                                             577             2,415

Communications equipment & services (0.2%)
Telstra                                        12,807            35,627

Computer software & services (--%)
Computershare                                     997             1,708

Electronics (--%)
ERG                                             1,566               329

Energy (--%)
Origin Energy                                   1,202             1,791
Financial services (0.1%)
General Property Trust                          3,387             4,788
Lend Lease                                      1,072             7,280
Suncorp-Metway                                    955             7,221
Total                                                            19,289

Food (--%)
Goodman Fielder                                 2,866             2,295

Health care (--%)
CSL                                               281             6,733

Health care services (--%)
Mayne Nickless                                  1,528             5,273

Industrial equipment & services (0.1%)
Brambles Inds                                   1,994             9,871

Insurance (0.2%)
AMP                                             2,794            27,423
QBE Insurance Group                             1,062             4,079
Total                                                            31,502

Leisure time & entertainment (--%)
Aristocrat Leisure                                785             2,526
TABCORP Holdings                                  649             3,318
Total                                                             5,844

Media (0.2%)
News Corp                                       5,292            36,736
Metals (0.4%)
Broken Hill Proprietary                         9,319            52,791
M.I.M. Holdings                                 3,659             2,429
Normandy Mining                                 3,762             4,022
OneSteel                                          909               595
Rio Tinto                                         617            11,977
WMC                                             2,441            11,874
Total                                                            83,688

Miscellaneous (--%)
Gandel Retail Trust                             2,559             1,517
Mirvac Group                                    1,067             2,049
Stockland Trust Group                             832             1,771
Total                                                             5,337

Multi-industry conglomerates (0.1%)
Pacific Dunlop                                  1,971             1,129
Southcorp                                       1,317             4,659
Wesfarmers                                        752            11,659
Total                                                            17,447

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
86   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Australia (cont.)
Paper & packaging (--%)
Amcor                                           1,428            $5,426
Paperlinx                                         453             1,194
Total                                                             6,620

Real estate investment trust (--%)
Westfield Holdings                                557             5,023

Retail (0.2%)
Coles Myer                                      2,656            11,493
Westfield Trust                                 3,643             6,202
Woolworths                                      2,579            15,478
Total                                                            33,173

Utilities -- gas (--%)
Australian Gas Light                              763             3,784
Santos                                          1,191             3,549
Total                                                             7,333

Austria (0.2%)
Banks and savings & loans (0.1%)
Bayerische Hypo-und Vereinsbank                   410            12,379

Building materials & construction (--%)
Wienerberger Baustoffindustrie                    162             2,305

Communications equipment & services (--%)
Telekom Austria                                   366(b)          3,019

Industrial equipment & services (--%)
BWT                                                30               619

Miscellaneous (--%)
Flughafen Wien                                     27               762

Multi-industry conglomerates (--%)
VA Technologie                                     35               808

Paper & packaging (--%)
Mayr-Melnhof Karton                                21(b)          1,108

Transportation (--%)
Austrian Airlines                                  65               485

Utilities -- electric (--%)
Oesterreichiesche
  Elektrizitaetswirtschafts Cl A                  110             8,618

Utilities -- gas (--%)
OMV                                                60             5,016

Belgium (1.1%)
Automotive & related (--%)
D'Ieteren                                          13             2,066

Banks and savings & loans (0.3%)
Fortis                                          2,082            48,038
KBC Bancassurance Holding                         648            20,815
Total                                                            68,853

Beverages & tobacco (0.1%)
Interbrew                                         397(b)         10,254

Chemicals (0.1%)
Solvay                                            200            12,552

Electronics (--%)
Barco                                              28             1,132

Food (0.1%)
Colruyt                                            93             3,722
Delhaize "Le Lion"                                250            11,902
Total                                                            15,624

Health care (0.1%)
UCB                                               466            19,157

Leisure time & entertainment (--%)
Agfa Gevaert                                      325             3,691

Metals (--%)
Union Miniere                                      58             2,329

Miscellaneous (0.1%)
Dexia                                           1,152            16,365

Multi-industry conglomerates (0.1%)
Groupe Bruxelles Lambert                          330            17,842

Utilities -- electric (0.2%)
Electrabel                                        174            34,874

Wire & cable (--%)
Bekaert                                            51             1,870

Denmark (0.9%)
Banks and savings & loans (0.2%)
Danske Bank                                     1,960            29,873
Nordic Baltic Holding                           1,501             7,428
Total                                                            37,301

Beverages & tobacco (--%)
Carlsberg Cl A                                    100             3,755
Carlsberg Cl B                                    100             4,184
Total                                                             7,939

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
87   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Denmark (cont.)
Computer software & services (--%)
Navision Software                                 100(b)         $2,840

Electronics (--%)
Vestas Wind Systems                               270             5,774

Food (--%)
Danisco                                           100             3,535

Health care (0.3%)
Novo Nordisk Cl B                               1,000            35,813
Novozymes Cl B                                    175             3,316
William Demant                                    200(b)          4,845
Total                                                            43,974

Industrial equipment & services (--%)
FLS Inds Cl B                                     100               869
NKT Holding                                       100             1,159
Total                                                             2,028

Insurance (--%)
Topdanmark                                        100(b)          2,434

Miscellaneous (0.1%)
Group 4 Falck                                      53             5,774
ISS                                               100(b)          4,671
Total                                                            10,445

Transportation (0.2%)
D/S 1912 Cl B                                       3            22,253
D/S Dampskibsselskabet
  Svendborg Cl B                                    2            19,703
Total                                                            41,956

Utilities -- telephone (0.1%)
Tele Danmark                                      500            16,139

Finland (2.2%)
Beverages & tobacco (--%)
Hartwall                                          150             3,377

Building materials & construction (--%)
Uponor                                            100             1,662

Communications equipment & services (0.1%)
Sonera                                          1,900             8,997

Computers & office equipment (--%)
Tietoenator                                       200             4,683

Electronics (1.8%)
Nokia                                          14,228           327,424

Health care (--%)
Instrumentarium                                   100             4,262

Industrial equipment & services (--%)
Kone Cl B                                          40             2,989
Metso                                             300             3,412
Total                                                             6,401

Insurance (--%)
Sampo Insurance Cl A                            1,000             7,809

Metals (--%)
Outokumpu                                         500             5,467
Rautaruukki                                       500             2,019
Total                                                             7,486

Paper & packaging (0.3%)
Stora Enso                                        925            11,746
UPM-Kymmene                                       800            27,351
Total                                                            39,097

Retail (--%)
Kesko Cl B                                        200             1,834
Metra Cl B                                        100             1,769
Total                                                             3,603

France (9.6%)
Aerospace & defense (0.1%)
European Aeronautic
  Defence & Space                                 447(b)          5,003
Thomson CSF                                       400            13,086
Zodiac                                            110             2,118
Total                                                            20,207

Automotive & related (0.3%)
Michelin (CGDE) Cl B                              300            10,623
Peugeot Citroen                                   617            24,345
Renault                                           166             6,345
Valeo                                             180             7,415
Total                                                            48,728

Banks and savings & loans (0.9%)
Banque Nationale de Paris                       1,205           112,042
Societe Generale Cl A                           1,066            62,774
Total                                                           174,816

Beverages & tobacco (0.3%)
LVMH                                            1,018            40,930
Pernod-Ricard                                     125             9,201
Total                                                            50,131

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
88   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

France (cont.)
Building materials & construction (0.6%)
Bouygues                                          692           $20,512
Castorama Dubois Investissement                   109             5,415
Compagnie de Saint-Gobain                         242            34,482
Imerys                                             34             3,410
Lafarge                                           368            31,240
Technip                                            34             4,080
Vinci                                             254            15,154
Total                                                           114,293

Chemicals (0.2%)
Air Liquide                                       243            33,159

Communications equipment & services (0.3%)
Alcatel                                         3,408            51,639

Computers & office equipment (0.2%)
Cap Gemini                                        298            20,166
Dassault Systemes                                 258            11,872
Societe BIC                                       120             4,091
Total                                                            36,129

Electronics (0.5%)
Sagem                                              84             5,124
Schneider Electric                                468            21,153
STMicroelectronics                              1,968            60,911
Total                                                            87,188

Food (0.8%)
Carrefour                                       1,675            82,198
Casino Guichard-Perrachon                         195            13,456
Groupe Danone                                     393            45,338
Sodexho Alliance                                  340            13,588
Total                                                           154,580

Health care (0.5%)
L'Oreal                                         1,405            95,317

Health care services (1.3%)
Aventis                                         2,153           149,492
Sanofi-Synthelabo                               1,521           101,878
Total                                                           251,370

Insurance (0.4%)
Axa                                             4,280            79,076

Leisure time & entertainment (--%)
Club Mediterranee                                  40             1,632

Media (--%)
Societe Television Francaise 1                    176             4,106

Metals (--%)
Pechiney Cl A                                     177             9,417

Miscellaneous (0.5%)
Cereol                                             59(b)          1,483
Essilor Intl                                      230             7,039
Publicis Groupe                                   321             7,898
Suez                                            2,682            76,353
Suez Lyonnaise des Eaux                         1,000(b)              9
Unibail                                           102             4,975
Total                                                            97,757

Multi-industry conglomerates (0.7%)
Lagardere S.C.A.                                  313            12,037
Usinor                                            528             5,864
Vivendi Universal                               2,820           120,713
Total                                                           138,614

Restaurants & lodging (0.1%)
Accor                                             586            20,684

Retail (0.2%)
Pinault-Printemps-Redoute                         299            30,813

Utilities -- gas (1.4%)
Total Fina Cl B                                 1,931           270,816

Utilities -- telephone (0.3%)
France Telecom                                  1,918            61,378

Germany (7.7%)
Airlines (0.1%)
Deutsche Lufthansa                              1,100            16,081

Automotive & related (0.9%)
Continental                                       300             4,450
DaimlerChrysler                                 2,900           117,220
Volkswagen                                        900            43,004
Total                                                           164,674

Banks and savings & loans (0.7%)
Bayer                                           1,100            33,705
Deutsche Bank                                   1,650           102,449
Marschollek, Lautenschlaeger
   und Partner                                     84             4,922
Total                                                           141,076

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
89   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Germany (cont.)
Building materials & construction (0.1%)
Buderus                                           100            $2,298
Heidelberger Zement                                32(b,d)           --
Heidelberger Zement                               100             4,906
Hochtief                                          200             3,272
Total                                                            10,476

Chemicals (0.7%)
BASF                                            1,700            65,847
Bayer                                           2,200            70,422
SGL Carbon                                        100(b)          2,092
Total                                                           138,361

Communications equipment & services (0.6%)
Deutsche Telekom                                7,637           112,760

Computers & office equipment (0.6%)
SAP                                               835           116,458

Electronics (0.1%)
Epcos                                             142             5,604
Infineon Technologies                             520            11,197
Total                                                            16,801

Food (--%)
Kamps                                             200             1,813

Health care (--%)
Qiagen                                            307(b)          5,987

Health care services (0.3%)
Fresenius Medical Care                            179            10,079
Gehe                                              200             8,205
Merck                                             400            12,318
Schering                                          600            33,493
Total                                                            64,095

Household products (0.1%)
Beiersdorf                                        200            23,762

Insurance (1.2%)
Allianz                                           645           145,210
Muenchener
Rueckversicherungs-Gesellschaft                   374            88,869
Total                                                           234,079

Miscellaneous (0.1%)
Thyssen Krupp                                   1,500            21,114
WCM Beteiligungs & Grundbesitz                    533             5,273
Total                                                            26,387

Multi-industry conglomerates (1.7%)
Linde                                             300            12,914
MAN                                               300             6,388
Preussag                                          500            14,679
Siemens                                         2,700           159,347
Veba                                            2,100           107,429
Total                                                           300,757

Retail (0.2%)
Adidas-Salomon                                    100             6,801
Douglas Holding                                   110             2,744
Karstadtquelle                                    300            11,209
Metro                                             700            22,672
Total                                                            43,426

Transportation (--%)
Deutsche Post                                     506             6,495

Utilities -- electric (0.3%)
RWE                                             1,401            52,191

Greece (0.4%)
Banks and savings & loans (0.3%)
Alpha Bank                                        620            10,312
Bank of Piraeus                                   520             4,146
Commercial Bank of Greece                         300             9,655
EFG Eurobank Ergasias                             600             7,769
Natl Bank of Greece                               820            18,877
Total                                                            50,759

Beverages & tobacco (--%)
Coca-Cola Hellenic Bottling                       420             5,728

Communications equipment & services (0.1%)
Hellenic Telecommunications
  Organization                                  1,140            18,020

Hong Kong (2.0%)
Airlines (0.1%)
Cathay Pacific Airways                          8,000            11,796

Banks and savings & loans (0.3%)
Bank of East Asia                               3,200             6,442
Hang Seng Bank                                  3,900            42,630
Total                                                            49,072

Computer software & services (--%)
Pacific Century CyberWorks                     34,355(b)          9,030

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
90   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Hong Kong (cont.)
Electronics (0.1%)
ASM Pacific Technology                          1,000            $1,987
Johnson Electric Holdings                      10,000            11,156
Total                                                            13,143

Leisure time & entertainment (--%)
Shangri-La Asia                                 4,000             3,000

Media (--%)
Oriental Press Group                              800               108
South China Morning Post                        4,000             2,231
Television Broadcasts                           1,000             4,308
Total                                                             6,647

Miscellaneous (0.6%)
Cheung Kong                                     2,000            19,169
Henderson Land Development                      4,000            16,720
Hysan Development                               2,029             2,055
Li & Fung                                       8,000            10,258
New World Development                           5,000             4,424
Sino Land                                       8,099             3,037
Sun Hung Kai Properties                         6,000            48,275
Wharf                                           6,000            13,002
Total                                                           116,940

Multi-industry conglomerates (0.6%)
Hutchison Whampoa                               9,900            91,713
Swire Pacific Cl A                              4,000            21,541
Total                                                           113,254

Retail (--%)
Esprit Holdings                                 3,040             3,937
Giordano Intl                                   4,000             1,808
Total                                                             5,745

Utilities -- electric (0.2%)
CLP Holdings                                    6,600            25,472
Hongkong Electric Holdings                      2,000             7,206
Total                                                            32,678

Utilities -- gas (0.1%)
Hong Kong & China Gas                          14,410            18,107

Ireland (0.6%)
Airlines (--%)
Ryanair Holding                                 1,548(b)          5,617

Banks and savings & loans (0.3%)
Allied Irish Bank                               2,712            31,170
Bank of Ireland                                 1,146            10,804
Total                                                            41,974

Building materials & construction (0.1%)
CRH                                             1,367            21,431

Computer software & services (--%)
IONA Technologies                                  55(b)          1,184

Financial services (--%)
Irish Life & Permanent                            684             7,302

Food (--%)
Kerry Group Cl A                                  406             5,330

Media (--%)
Independent News & Media                        1,216             2,041

Miscellaneous (0.2%)
Elan                                            1,030(b)         28,598

Multi-industry conglomerates (--%)
DCC                                               189             1,822

Paper & packaging (--%)
Jefferson Smurfit Group                         2,555             5,433

Retail (--%)
Waterford Wedgwood                              1,594             1,070

Italy (4.1%)
Airlines (--%)
Alitalia                                        4,000(b)          3,189

Automotive & related (0.1%)
Fiat                                            1,000            14,799
Pirelli                                         5,000             8,502
Total                                                            23,301

Banks and savings & loans (0.8%)
Banc Nazionale del Lavoro                       2,672             6,050
Banca Intesa                                   16,463            41,589
Banca Popolare di Milano                          680             2,599
Banco di Roma                                   3,000             6,844
Bipop-Carire                                    5,099             7,616
San Paolo-IMI                                   3,400            32,843
UniCredito Italiano                            12,250            46,933
Total                                                           144,474

Broker dealers (0.1%)
Mediobanca                                      1,750            18,532

Building materials & construction (--%)
Italcementi                                       520             3,935

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
91   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Italy (cont.)
Chemicals (--%)
Snia                                            1,300            $2,160

Communications equipment & services (0.5%)
Sirti                                             500(b)            409
Telecom Italia Mobile                          20,000            99,179
Tiscali                                           204(b)          1,690
Total                                                           101,278

Food (--%)
La Rinascente                                   1,000             3,573
Parmalot Finanziaria                            1,300             3,906
Total                                                             7,479

Insurance (0.6%)
Assicurazioni Generali                          3,530            91,933
Riunione Adriatica di Sicurta                   1,800            20,068
Total                                                           112,001

Media (0.2%)
Gruppo Editoriale L'Espresso                      833             2,266
Mediaset                                        3,000            21,722
Mondadori (Arnoldo) Editore                       500             2,970
Seat Pagine Gialle                              8,793(b)          5,905
Total                                                            32,863

Miscellaneous (--%)
Immsi                                           1,000(b)            601

Restaurants & lodging (0.1%)
Autogrill                                       1,000            10,073

Retail (--%)
Bulgari                                         1,000             7,103

Textiles & apparel (--%)
Benetton Group                                    400             4,384

Transportation (0.1%)
Autostrade-Concessioni e
  Costruzioni Autostrade                        3,448            24,401

Utilities -- electric (0.3%)
Enel                                            9,251            52,406

Utilities -- gas (0.8%)
ENI                                            10,350           134,640
Italgas                                         1,000             9,401
Total                                                           144,041

Utilities -- telephone (0.5%)
Telecom Italia                                 13,000            97,862

Japan (18.5%)
Airlines (--%)
Japan Airlines                                  4,000             9,150

Automotive & related (2.3%)
Autobacs Seven                                    100             2,164
Bridgestone                                     2,000            21,679
Denso                                           2,500            35,509
Honda Motor                                     2,300            91,470
Koyo Seiko                                      1,000             3,551
NGK Spark Plug                                  1,000             7,588
Nissan Motor                                    9,000            47,970
Toyota Motor                                    8,500           219,219
Total                                                           429,150

Banks and savings & loans (1.1%)
77 Bank                                         1,000             4,029
Asahi Bank                                      7,000             4,186
Ashikaga Bank                                   1,000(b)            994
Bank of Fukuoka                                 2,000             5,965
Bank of Yokohama                                3,000            10,114
Gunma Bank                                      1,000             4,328
Hokuriku Bank                                   2,000(b)          2,063
Joyo Bank                                       2,000             5,218
Mitsubishi Tokyo Financial Group                   14            79,122
Mitsui Trust Holdings                           2,900             3,143
Mizuho Holdings                                    21            36,421
Shizuoka Bank                                   2,000            12,140
Sumitomo Bank                                  13,000            47,037
Sumitomo Trust & Banking                        1,000             3,162
Total                                                           217,922

Beverages & tobacco (0.3%)
Asahi Breweries                                 1,000             8,074
Japan Tobacco                                       4            21,350
Kirin Brewery                                   3,000            19,937
Sapporo Breweries                               1,000             2,474
Takara Shuzo                                    1,000             6,945
Total                                                            58,780

Building materials & construction (0.6%)
Asahi Glass                                     3,000            14,174
Daikin Inds                                     1,000            15,175
Daiwa House Inds                                2,000            10,511
Kajima                                          2,000             5,083
Matsushita Electric Works                       1,000             7,797
Nippon Sheet Glass                              1,000             2,871
Nishimatsu Construction                         1,000             2,587
Obayashi                                        2,000             5,352
Okumura                                         1,000             2,512

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
92   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Japan (cont.)
Sekisui House                                   2,000           $13,755
Shimizu                                         2,000             6,354
Sumitomo Osaka Cement                           1,000             1,196
Taiheiyo Cement                                 2,000             2,691
Taisei                                          2,000             3,977
Toda                                            1,000             2,661
Tostem                                          1,000            12,447
Total                                                           109,143

Chemicals (0.6%)
Asahi Chemical Inds                             4,000            11,363
Daicel Chemicals Inds                           1,000             2,557
Dainippon Ink & Chemicals                       2,000             3,080
Denki Kagaku Kogyo
  Kabushiki Kaisha                              1,000             2,011
Ishihara Sangyo Kaisha                          1,000(b)          1,383
Kaneka      1,000      5,958
Mitsubishi Chemical                             5,000            11,363
Mitsubishi Gas Chemical                         1,000             1,480
Nippon Shokubai                                 1,000             3,342
Nitto Denko                                       400             8,911
Sekisui Chemical                                1,000             2,646
Shin-Etsu Chemical                              1,200            39,649
Showa Denko K.K.                                2,000(b)          2,347
Sumitomo Chemical                               4,000            13,306
Tosoh                                           1,000             2,310
Ube Inds                                        2,000             1,869
Total                                                           113,575

Communications equipment & services (0.4%)
Matsushita Communication Industrial               100             3,581
Nippon Telegraph & Telephone                       23            69,462
Yamaha                                          1,000             7,229
Total                                                            80,272

Computer software & services (--%)
TDK                                               200             8,926

Computers & office equipment (0.9%)
Canon                                           3,000            98,451
CSK                                               200             3,902
Fuji Soft ABC                                     100             3,259
Fujitsu                                         5,000            30,463
Konami                                            300             7,468
Meitec                                            100             2,288
Ricoh                                           1,000            16,596
Softbank                                          900            13,328
Trans Cosmos                                      100             2,273
Total                                                           178,028

Consumer finance -- personal loans (0.2%)
ACOM                                              400            23,922
Takefuji                                          400            23,742
Total                                                            47,664

Electronics (3.3%)
Advantest                                         300            16,237
Alps Electric                                   1,000             8,163
Casio Computer                                  1,000             3,476
Fanuc                                             500            21,193
Hirose Electric                                   100             6,220
Hitachi                                         9,000            56,448
Kyocera                                           500            29,154
Matsushita Electric                             6,000            77,102
Minebea                                         1,000             5,255
Mitsubishi Electric                             6,000            21,036
Murata Mfg                                        700            38,357
NEC                                             5,000            39,246
NGK Insulators                                  1,000             6,279
Omron                                           1,000            12,148
Rohm                                              300            39,224
Sanyo Electric                                  5,000            19,137
Sharp                                           3,000            30,679
Sony                                            2,600           114,090
Tohoku Electric Power                           1,300            16,618
Tokyo Electron                                    500            25,604
Toshiba                                         8,000            25,477
Yokogawa Electric                               1,000             6,833
Total                                                           617,976

Energy (--%)
Cosmo Oil                                       1,000             1,465

Financial services (0.6%)
Credit Saison                                     400             7,027
Daiwa Securities Group                          4,000            18,749
Nikko Cordial                                   2,000             7,012
Nomura Securities                               5,000            54,832
Orix                                              220            17,532
Promise                                           300            13,456
Total                                                           118,608

Food (0.3%)
Ajinomoto                                       2,000            17,626
Katokichi                                         100             1,607
Kikkoman                                        1,000             5,143
Meiji Milk Products                             1,000             2,123
Meiji Seika Kaisha                              1,000             3,454
Nichirei                                        1,000             2,400
Nippon Meat Packers                             1,000             9,292

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
93   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Japan (cont.)
Nisshin Flour Milling                           1,000            $5,233
Nissin Food Products                              300             5,797
Snow Brand Milk Products                        1,000(b)          1,002
Yamazaki Baking                                 1,000             4,882
Total                                                            58,559

Health care (--%)
Kanebo                                          1,000(b)          1,428
Terumo                                            500             5,621
Total                                                             7,049

Health care services (1.1%)
Chugai Pharmaceutical                           1,000            10,383
Daiichi Pharmaceutical                          1,000            19,249
Eisai                                           1,000            22,726
Kyowa Hakko Kogyo                               1,000             4,545
Sankyo                                          1,000            14,921
Shionogi                                        1,000            14,203
Taisho Pharmaceutical                           1,000            14,727
Takeda Chemical Inds                            2,000            79,390
Yamanouchi Pharmaceutical                       1,000            24,221
Total                                                           204,365

Household products (0.3%)
Kao                                             2,000            36,779
Shiseido                                        1,000             8,432
Toto                                            1,000             4,194
Total                                                            49,405

Industrial equipment & services (0.6%)
Amada                                           1,000             4,635
Ebara                                           1,000             5,794
Fuji Machine Mfg                                  100             1,196
Hitachi Zosen                                   2,000(b)            867
Ishikawajima-Harima Heavy Inds                  3,000             4,396
Japan Energy                                    2,000             2,153
JGC                                             1,000             7,027
Kinden                                          1,000             3,917
Komatsu                                         2,000             6,100
Kubota                                          4,000            10,436
Marubeni                                        3,000(b)          1,772
Mitsubishi Heavy Inds                           9,000            23,480
Mitsui Engineering & Shipbuilding               2,000(b)          1,660
Nidec                                             200            10,914
Nippon Mitsubishi Oil                           4,000            15,758
SMC                                               200            20,033
Sumitomo Heavy Inds                             1,000(b)            471
Total                                                           120,609

Industrial transportation (0.6%)
Central Japan Railway                               5            27,659
East Japan Railway                                 11            47,694
Kamigumi                                        1,000             3,626
Nippon Express                                  3,000            10,383
Tobu Railway                                    2,000             4,650
Tokyu                                           3,000             8,298
Yamato Transport                                1,000            15,923
Total                                                           118,233

Insurance (0.3%)
Mitsui Marine & Fire Insurance                  4,180            19,030
Tokio Marine & Fire Insurance                   4,000            28,227
Yasuda Fire & Marine Insurance                  1,000             5,046
Total                                                            52,303

Leisure time & entertainment (0.4%)
Namco                                             100             1,719
Nintendo                                          400            57,682
Oriental Land                                     300            16,932
Sega Enterprises                                  300(b)          5,371
Total                                                            81,704

Media (0.1%)
Asatsu-Dk                                         100             1,787
Dai Nippon Printing                             2,000            18,045
Fuji Television Network                             1             3,910
Total                                                            23,742

Metals (0.3%)
Kawasaki Steel                                  7,000             7,221
Mitsubishi Materials                            3,000             4,575
Mitsui Mining & Smelting                        1,000             2,953
Nippon Steel                                   17,000            23,637
NSK                                             1,000             3,768
NTN                                             1,000             1,854
Sumitomo Metal Inds                             2,000(b)          7,281
Sumitomo Metal Mining                           8,000             2,512
Total                                                            53,801

Miscellaneous (1.7%)
Benesse                                           300             6,863
Daito Trust Construction                          300             4,048
Daiwa Bank Holdings                             5,000(b)          2,878
Fuji Photo Film                                 1,000            31,846
Hoya                                              300            17,246
Itochu                                          4,000             8,582
Konica                                          1,000             5,427
Mitsubishi                                      4,000            25,118

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
94   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Japan (cont.)
Mitsubishi Estate                               3,000           $18,390
Mitsui Fudosan                                  2,000            13,007
Nikon                                           1,000             6,907
Nippon Suisan Kaisha                            1,000             1,346
NTT Data                                            2             6,085
NTT DoCoMo                                          6            62,793
Olympus Optical                                 1,000            13,815
Pioneer                                           500            11,008
Sanrio                                            200             1,420
Secom                                             500            22,651
Shimano                                           300             3,745
Sumitomo                                        3,000            13,882
Toppan Printing                                 2,000            15,624
Toyo Seikan Kaisha                              1,000            11,310
UFJ Holdings                                        3(b)          5,651
World                                             150             3,936
Total                                                           313,578

Multi-industry conglomerates (0.1%)
Kawasaki Heavy Inds                             3,000(b)          2,646
Mitsui                                          4,000            19,855
Total                                                            22,501

Paper & packaging (0.2%)
Mitsubishi Paper Mills                          1,000             1,331
Nippon Unipac Holding                               3            13,276
Oji Paper                                       3,000            12,245
Uni-Charm                                         200             4,949
Total                                                            31,801

Real estate investment trust (--%)
Sumitomo Realty & Development                   1,000             4,171

Retail (0.8%)
Aoyamma Trading                                   200             1,642
Citizen Watch                                   1,000             4,994
Daiei                                           2,000(b)          1,839
Daimaru                                         1,000             3,222
Hankyu Dept Store                               1,000             5,293
Isetan                                          1,000             9,038
Ito-Yokado                                      1,000            37,078
Jusco                                           1,000            19,100
Marui                                           1,000            10,854
Mitsukoshi                                      1,000             2,564
Seiyu                                           1,000(b)          2,175
Seven-Eleven                                    1,000            31,696
Shimachu                                          100             1,235
Shimamura                                         100             5,644
Takashimaya                                     1,000             5,151
Uny                                             1,000             8,791
Total                                                           150,316

Textiles & apparel (0.2%)
Gunze                                           1,000             3,588
Kuraray                                         1,000             5,382
Mitsubishi Rayon                                2,000             5,666
Nisshinbo Inds                                  1,000             3,753
Teijin                                          2,000             6,459
Toray Inds                                      4,000             9,420
Toyobo                                          2,000             2,377
Total                                                            36,645

Transportation (0.2%)
Kawasaki Kisen Kaisha                           1,000             1,308
Keihin Electric Express Railway                 1,000             3,573
Keio Electric Railway                           1,000             4,231
Kinki Nippon Railway                            4,120            12,567
Nippon Yusen Kabushiki Kaisha                   3,000             9,330
West Japan Railway                                  1             3,827
Total                                                            34,836

Utilities -- electric (0.7%)
Chubu Electric Power                              800            12,798
Kansai Electric Power                           2,700            36,755
Kyushu Electric Power                             500             6,915
Tokyo Electric Power                            3,800            74,852
Total                                                           131,320

Utilities -- gas (0.2%)
Osaka Gas                                       6,000            13,321
Showa Shell Sekiyu K.K.                         1,000             5,472
Teikoku Oil                                     1,000             3,596
Tokyo Gas                                       7,000            17,530
Total                                                            39,919

Wire & cable (0.1%)
Fujikura                                        1,000             3,656
Furukawa Electric                               2,000             9,927
Sumitomo Electric Inds                          2,000            12,409
Total                                                            25,992

Netherlands (5.7%)
Airlines (--%)
KLM                                               131             1,748

Banks and savings & loans (0.4%)
ABN AMRO Holding                                4,422            76,636

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
95   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Netherlands (cont.)
Beverages & tobacco (0.2%)
Heineken                                          865           $33,288

Chemicals (0.2%)
Akzo Nobel                                        863            37,023

Communications equipment & services (0.1%)
KPN                                             4,763            22,758

Computer software & services (--%)
Getronics                                         808             2,692

Computers & office equipment (--%)
Oce                                               197             2,061

Electronics (0.7%)
ASM Lithography Holding                         1,326(b)         24,624
Koninklijke (Royal)
  Philips Electronics                           4,028           109,515
Total                                                           134,139

Food (0.8%)
Koninklijke Ahold                               2,256            57,880
Koninklijke Numico                                217             5,050
Unilever                                        1,750            98,081
Total                                                           161,011

Insurance (1.1%)
Aegon                                           3,336            77,833
ING Groep                                       5,631           141,075
Total                                                           218,908

Media (0.3%)
Elsevier                                        1,847            21,594
VNU                                               315             9,749
Wolters Kluwer                                    865            18,000
Total                                                            49,343

Miscellaneous (--%)
Buhrmann                                          232             2,379
Vedior                                            233             2,660
Total                                                             5,039

Multi-industry conglomerates (--%)
Hagemeyer                                         248             4,247

Retail (--%)
Royal Vendex KBB                                  231             2,567

Transportation (0.1%)
IHC Caland                                         65             3,123
TNT Post Group                                  1,147            23,768
Total                                                            26,891

Utilities -- gas (1.8%)
Royal Dutch Petroleum                           6,411           316,817

New Zealand (0.1%)
Communications equipment & services (0.1%)
Telecom Corp of New Zealand                     2,949             6,661

Miscellaneous (--%)
Auckland Intl Airport                             691             1,118
Rubicon                                           565(b)            141
Total                                                             1,259

Paper & packaging (--%)
Carter Holt Harvey                              4,053             3,237

Retail (--%)
Warehouse Group                                   474             1,317

Utilities -- electric (--%)
Contact Energy                                  1,411             2,207

Norway (0.5%)
Airlines (--%)
SAS                                               135(b)            986

Banks and savings & loans (0.1%)
DNB Holding                                     3,100            13,962

Communications equipment & services (--%)
Telenor                                         1,186             4,612

Computers & office equipment (--%)
Merkantildata                                     300(b)            299

Energy (0.2%)
Norsk Hydro                                       757            31,723
Smedvig Cl A                                      270             1,869
Total                                                            33,592

Energy equipment & services (--%)
Petroleum Geo-Services                            200(b)          1,461

Industrial equipment & services (--%)
Kvaerner                                          673(b)            662

Insurance (--%)
Storebrand                                        600             3,460

Media (--%)
Schibsted                                         200             1,944

Metals (--%)
Elkem                                             135             2,484

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
96   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Norway (cont.)
Miscellaneous (0.1%)
Statoil                                         1,702(b)        $10,938
Tomra Systems                                     400             2,636
Total                                                            13,574

Multi-industry conglomerates (0.1%)
Orkla                                             835            14,125

Paper & packaging (--%)
Norske Skotindustrier                             250             4,284

Transportation (--%)
Bergesen Cl B                                      35               523
Bergesen d.y. Cl A                                135             2,232
Total                                                             2,755

Portugal (0.5%)
Banks and savings & loans (0.2%)
Banco Comercial Portugues                       5,594            19,554
Banco Espirito Santo                              489             6,104
Total                                                            25,658

Building materials & construction (--%)
Cimpor-Cimentos de Portugal                       392             6,902

Financial services (--%)
BPI                                             1,462             3,096

Food (--%)
Jeronimo Martins                                  200             1,453

Miscellaneous (--%)
Brisa-Auto Estradas de Portugal                 1,750             7,352
Paper & packaging (--%)
Portucel-Empresa Produtora
  de Pasta e Papel                                965             1,055

Retail (--%)
Sonae                                           5,779             4,030

Utilities -- electric (0.1%)
EDP-Electricidade de Portugal                   8,755            17,713

Utilities -- telephone (0.2%)
Portugal Telecom                                2,994            22,297

Singapore (1.0%)
Airlines (0.1%)
Singapore Airlines                              3,000            21,076

Automotive & related (--%)
Cycle & Carriage                                1,006             2,137

Banks and savings & loans (0.5%)
DBS Group Holdings                              4,000            32,239
Oversea-Chinese Banking                         4,000            28,101
United Overseas Bank                            3,112            25,252
Total                                                            85,592

Beverages & tobacco (--%)
Fraser & Neave                                  1,000             4,547

Communications equipment & services (0.1%)
Singapore Telecommunications                   15,000            14,050

Electronics (0.1%)
Chartered Semiconductor Mfg                     3,000(b)          7,450
Venture Mfg                                     1,000             8,387
Total                                                            15,837

Health care services (--%)
Parkway Holdings                                2,000             1,029

Industrial equipment & services (--%)
Singapore Technologies
  Engineering                                   7,000             8,882

Leisure time & entertainment (--%)
Hotel Properties                                1,000               703

Media (0.1%)
Singapore Press Holdings                        1,000            12,798

Miscellaneous (0.1%)
Capitaland                                      6,000(b)          6,927
City Developments                               2,000             7,678
First Capital                                   1,000               752
United Overseas Land                            1,000               958
Wing Tai Holdings                               2,000             1,133
Total                                                            17,448

Multi-industry conglomerates (--%)
Keppel                                          2,000             4,356
Sembcorp Inds                                   4,000             4,052
Total                                                             8,408

Transportation (--%)
Comfort Group                                   1,500               535
Neptune Orient Lines                            3,000(b)          1,765
Total                                                             2,300

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
97   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Spain (3.0%)
Banks and savings & loans (1.2%)
Banco Bilbao Vizcaya Argentaria                 9,430          $107,165
Banco Santander Central Hispano                13,324           103,469
Corporacion Mapfre                                426             2,861
Total                                                           213,495

Beverages & tobacco (0.1%)
Altadis                                           864            13,910

Building materials & construction (0.1%)
ACS, Actividades de
  Construccion y Servicios                        129             3,293
Autopistas, Concesionaria Espanola                686             6,201
Fomento de Construcciones y
  Contractas                                      283             5,908
Grupo Dragados                                    405             5,457
Total                                                            20,859

Communications equipment & services (0.8%)
Telefonica                                     13,253(b)        155,746

Food (--%)
Azucarera Ebro Agricolas                           51               487

Health care (--%)
Zeltia                                            483(b)          3,742

Metals (--%)
Acerinox                                          138             4,610

Miscellaneous (--%)
Metrovacesa                                       128             1,744
Puleva Biotech                                     31(d)             --
Sociedad General de
  Aguas de Barcelona                                3                33
Vallehermoso                                      304             1,942
Total                                                             3,719

Multi-industry conglomerates (0.2%)
Aguas de Barcelona                                328             3,651
Repsol-YPF                                      3,602            43,105
Total                                                            46,756

Restaurants & lodging (--%)
Sol Melia                                         404             2,974

Retail (0.1%)
Industria de Diseno Textil                        632(b)         12,041
TelePizza                                         505(b)            674
Total                                                            12,715

Utilities -- electric (0.4%)
Endesa                                          2,812            40,793
Iberdrola                                       2,660            31,603
Union Electrica Fenosa                            717            11,161
Total                                                            83,557

Utilities -- gas (0.1%)
Gas Natural SDG Cl E                            1,054            18,847

Sweden (2.0%)
Automotive & related (0.1%)
Volvo Cl A                                        300             4,370
Volvo Cl B                                        700            10,725
Total                                                            15,095

Banks and savings & loans (0.4%)
Nordic Baltic Holding                           7,199            35,522
Skandinaviska Enskilda Banker Cl A              1,720            15,196
Svenska Handelsbanken Cl A                      1,900            27,144
Svenska Handelsbanken Cl B                        100             1,363
Total                                                            79,225

Beverages & tobacco (--%)
Swedish Match                                     743             4,260

Building materials & construction (--%)
Skanska Cl B                                    1,200             7,613

Communications equipment & services (0.7%)
Ericsson (LM) Cl B                             23,500           102,043
NetCom Cl B                                       350(b)         10,592
Telia                                           4,400            17,121
Total                                                           129,756

Computer software & services (--%)
WM-Data Cl B                                    1,000             2,256

Financial services (--%)
OM Gruppen                                        200             2,171

Furniture & appliances (0.1%)
Electrolux Series B                               800            12,143

Health care (--%)
Gambro Cl A                                       500             2,937
Gambro Cl B                                       200             1,175
Total                                                             4,112

Industrial equipment & services (0.1%)
Atlas Copco Cl A                                  300             7,021
Atlas Copco Cl B                                  100             2,204
Sandvik                                           600            12,858
Total                                                            22,083

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
98   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

Sweden (cont.)
Insurance (0.1%)
Skandia Forsakrings                             3,000           $17,059

Media (--%)
Modern Times Group Cl B                           159(b)          3,676

Metals (0.1%)
Assa Abloy Cl B                                   800            10,677
SAPA                                              100             1,438
SKF Cl A                                          100             1,908
SKF Cl B                                          100             2,115
SSAB Svenskt Stal Series A                        200             2,002
Total                                                            18,140

Miscellaneous (0.1%)
Diligentia                                        200(d)             --
Drott Cl B                                        300             3,017
Securitas Cl B                                  1,000            18,798
Total                                                            21,815

Multi-industry conglomerates (--%)
Trelleborg Cl B                                   200             1,588

Paper & packaging (0.1%)
Billerud                                           92(b)            631
Svenska Cellulosa Cl B                            500            14,333
Total                                                            14,964

Retail (0.2%)
Hennes & Mauritz Cl B                           1,925            34,738

Switzerland (7.3%)
Banks and savings & loans (1.6%)
Credit Suisse Group                             3,450(b)        132,514
UBS                                             4,016           181,820
Total                                                           314,334

Building materials & construction (0.1%)
Holcim Cl B                                       100            21,293

Chemicals (0.2%)
Ciba Specialty Chemicals                           98(b)          6,226
Clariant                                          211(b)          4,006
Lonza                                              20            12,501
Syngenta                                          272(b)         14,667
Total                                                            37,400

Communications equipment & services (0.3%)
Ascom Holding Cl R                                 56               631
Kudelski                                          116(b)          6,231
Swisscom                                          150            43,288
Total                                                            50,150

Computers & office equipment (--%)
Logitech Intl                                     127(b)          5,379

Electronics (0.2%)
ABB                                             3,640(b)         31,365
Unaxis Holding                                     32(b)          3,089
Total                                                            34,454

Food (1.4%)
Nestle                                          1,209           262,029

Health care (2.5%)
Givaudan                                           22             6,979
Novartis                                        8,713           298,527
Roche Holding                                     357            28,676
Roche Holding                                   2,073(b)        137,752
Synthes - Stratec                                   7             4,539
Total                                                           476,473

Industrial equipment & services (--%)
Fischer (Georg)                                    10             1,755
Sulzer                                             10             1,717
Sulzer Medica                                      20             1,052
Total                                                             4,524

Insurance (0.2%)
Zurich Financial Services                         243            47,484

Leisure time & entertainment (--%)
Kuoni Reisen                                       16             4,131

Media (--%)
PubliGroupe                                         6               981

Miscellaneous (0.6%)
Adecco                                            500            26,157
Serono                                             10(b)          8,003
SGS Societe Generale de
  Surveillance Holding                             10             1,811
Swiss Re                                          885(b)         80,135
Total                                                           116,106

Retail (0.2%)
Charles Voegele Holding                            21               654
Compagnie Financiere Richemont                    615(b)         12,144
Swatch Group                                      500(b)         14,648
Valora Holding                                     10             1,606
Total                                                            29,052

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
99   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

United Kingdom (22.7%)
Aerospace & defense (0.2%)
British Aerospace                               7,791           $37,437

Airlines (--%)
British Airways                                 2,538             7,335

Automotive & related (--%)
GKN                                             1,674             6,453

Banks and savings & loans (4.8%)
Barclays                                        4,636           146,308
HBOS                                            9,605           114,436
HSBC Holdings                                  26,018           291,598
Lloyds TSB Group                               15,459           165,392
Royal Bank of Scotland Group                    7,535           190,089
Total                                                           907,823

Beverages & tobacco (1.1%)
British American Tobacco                        5,655            49,551
Cadbury Schweppes                               5,400            32,588
Diageo                                          9,201           107,151
Imperial Tobacco Group                            730             9,389
Scottish & Newcastle                              910             7,254
Total                                                           205,933

Building materials & construction (0.3%)
AMEC                                              478             2,993
Balfour Beatty                                    935             2,729
Barratt Developments                              509             2,985
Berkeley Group (The)                              276             3,004
Caradon                                         1,018             1,777
Hanson                                          1,845            11,890
Kingfisher                                      3,003            16,711
Pilkington                                      2,433             3,568
RMC Group                                         569             4,704
Taylor Woodrow                                    879             2,360
Wimpey (George)                                   813             2,620
Wolseley                                        1,347            10,394
Total                                                            65,735

Chemicals (0.1%)
BOC Group                                       1,364            19,701
Imperial Chemical Inds                          1,721             8,039
Total                                                            27,740

Communications equipment & services (2.8%)
BT Group                                       23,929            75,924
BTG                                               246(b)          2,218
Cable & Wireless                                3,909            14,695
Natl Grid Group                                 3,965            25,161
Vodafone AirTouch                             189,436           407,622
Total                                                           525,620

Computer software & services (0.2%)
CMG                                             1,419             4,928
Logica                                          1,051             7,932
Misys                                           1,305             5,930
Sage Group (The)                                3,029            10,305
Total                                                            29,095

Electronics (0.2%)
ARM Holdings                                    2,222(b)         10,300
Chubb                                           1,717             4,125
Electrocomponents                               1,019             6,906
FKI                                             1,243             2,811
Invensys                                        8,574            13,874
Marconi                                         6,498             2,296
Pace Micro Technology                             528             2,545
Total                                                            42,857

Energy (2.5%)
BP Amoco                                       62,431           483,523

Financial services (0.2%)
Amvescap                                        2,024            27,375
Man Group                                         339             6,190
Provident Financial                               573             5,491
Schroders                                         699             8,417
Total                                                            47,473

Food (0.6%)
Compass Group                                   5,815            42,736
Safeway                                         1,480             6,317
Tate & Lyle                                       996             4,617
Unilever                                        8,105            65,235
Uniq                                              263               598
Total                                                           119,503

Health care (0.1%)
Smith & Nephew                                  2,150            11,911


Health care services (3.5%)
AstraZeneca Group                               4,873           223,829
GlaxoSmithKline                                17,354           414,253
Nycomed Amersham                                1,489            13,837
SSL Intl                                          402             3,065
Total                                                           654,984

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
100   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

United Kingdom (cont.)
Industrial equipment & services (0.1%)
BBA Group                                         966            $3,495
Smiths Inds                                     1,293            12,500
Total                                                            15,995

Insurance (0.9%)
CGNU                                            6,274            73,242
Legal & General Group                          13,721            30,591
Prudential                                      5,244            55,363
Royal & Sun Alliance Group                      2,011             9,486
Total                                                           168,682

Leisure time & entertainment (0.3%)
Airtours                                        1,124             4,226
Bass                                            2,376            24,110
Carlton Communications                          1,453             4,241
EMI Group                                       1,800             8,141
Hilton Group                                    3,429            10,443
P & O Princess Cruises                          1,520             8,566
Rank Group                                      1,688             6,119
Total                                                            65,846

Media (0.8%)
British Sky Broadcasting Group                  3,797(b)         35,955
Daily Mail & General Trust                        406             3,672
Pearson                                         2,130            24,625
Reed Intl                                       3,489            28,674
Reuters Group                                   3,710            31,565
United Business Media                             462             3,278
WPP Group                                       2,895            28,232
Total                                                           156,001

Metals (0.3%)
Corus Group                                     7,377(b)          8,106
Rio Tinto                                       2,964            58,228
Total                                                            66,334

Miscellaneous (0.7%)
3i Group                                        1,400            15,156
AWG                                               594(b)          4,458
BHP Billiton                                    3,240            17,378
British Land                                    1,218             8,431
Canary Wharf Group                              1,609(b)          9,960
Capita Group                                    1,500             9,010
Celltech Group                                    615(b)          6,336
De La Rue                                         418             2,466
Granada Compass                                 6,738            11,761
Great Portland Estates                            494             1,707
Hammerson                                         629             4,423
Kidde                                           1,717             1,565
Land Securities                                 1,277            15,223
Reckitt Benckiser                                 797            11,670
Severn Trent                                      410             4,207
Slough Estates                                    897             4,456
United Utilities                                1,301            11,069
Wincanton                                         263               706
Total                                                           139,982

Multi-industry conglomerates (0.2%)
Hays                                            4,052            11,052
IMI                                               764             2,824
Johnson Matthey                                   476             6,055
Rentokil Initial                                5,118            19,005
Total                                                            38,936

Paper & packaging (0.1%)
Bunzl                                             992             6,590
Rexam                                             862             5,214
Total                                                            11,804

Restaurants & lodging (--%)
Whitbread                                         416             3,581

Retail (1.1%)
Boots                                           2,127            19,600
Dixon Group                                     5,004            15,700
Great Universal Stores                          2,778            25,972
Marks & Spencer                                 7,693            41,642
Next                                              444             5,867
Sainsbury (J)                                   4,514            25,008
Signet Group                                    2,390             3,513
Tesco                                          19,219            63,764
Total                                                           201,066

Transportation (0.3%)
BAA                                             2,917            26,034
Brambles Inds                                   1,877(b)          8,635
Ocean Group                                       698             7,596
Peninsular & Oriental
  Steam Navigation                              1,520             4,731
Railtrack Group                                 1,198(d)             --
Stagecoach Holdings                             3,754             3,714
Total                                                            50,710

Utilities -- electric (0.3%)
Innogy Holdings                                   204               576
Natl Power                                      2,704(b)          7,825
Scottish & Southern Energy                      1,202            10,567

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
101   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Issuer                                          Shares          Value(a)

United Kingdom (cont.)
ScottishPower                                   4,978           $30,181
Total                                                            49,149

Utilities -- gas (1.0%)
BG Group                                        9,331            37,848
Centrica                                       10,702            34,712
Lattice Group                                   9,686(b)         22,519
Shell Transport & Trading                      13,571            92,159
Total                                                           187,238

Total common stocks
(Cost: $24,103,952)                                         $17,777,019

Preferred stocks & other (0.3%)
Issuer                                          Shares          Value(a)

Australia (0.2%)
AMP
  Rights                                        1,344(b,d)      $    --
News Corp                                       5,726(b)         33,714
Total                                                            33,714

France (--%)
Casino Cl A
  Warrants                                         15(b)             40
Casino Cl B
  Warrants                                         15(b)             50
Total                                                                90

Germany (0.1%)
Dyckerhoff                                        128(b)          1,890
Hugo Boss                                         149(b)          3,366
ProSieben Sat.1 Media                             357(b)          1,521
RWE                                               200(b)          5,815
Volkswagen                                        200(b)          6,340
Total                                                            18,932

Hong Kong (--%)
QPL Intl Holdings
  Warrants                                        200(b)              8

Italy (--%)
Fiat                                              210(b)          2,178
Fiat
  Rights                                        1,010(b)            154
Total                                                             2,332

Spain (--%)
Telefonica
  Rights                                       13,253(b)          3,081

United Kingdom (--%)
TI Automotive Cl A                              1,190(b,d)           --

Total preferred stocks & other
(Cost: $73,515)                                                 $58,157

Bond (--%)
Issuer                                  Coupon       Principal         Value(a)
                                         rate         amount
Australia
AMP
(Australian Dollar)
                                          5.95%         3,600           $1,650
Total bond
(Cost: $2,605)                                                          $1,650

Short-term security (3.3%)
Issuer                                   Rate         Shares          Value(a)
Investment company
Bank of New York
  Cash Reserve Fund                       2.35%       629,528(c)      $629,528

Total short-term security
(Cost: $629,528)                                                      $629,528

Total investments in securities
(Cost: $24,809,600)(e)                                             $18,466,354

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
102   AXP INDEX FUNDS -- ANNUAL REPORT

AXP International Equity Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(b)  Non-income producing.

(c) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                          Contracts

     Purchase contracts
     CAC 40                                                           4
     FTSE 100                                                         7
     Nikkei 300                                                       3
     OMX 100                                                          8
     SPI 200                                                          4

(d)  Negligible market value.

(e) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $24,872,721 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $   523,817
     Unrealized depreciation                                 (6,930,184)
                                                             ----------
     Net unrealized depreciation                            $(6,406,367)
                                                            -----------
--------------------------------------------------------------------------------
103   AXP INDEX FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Nasdaq 100 Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (100.1%)
Issuer                                          Shares          Value(a)

Automotive & related (0.5%)
PACCAR                                          2,146          $142,173

Communications equipment & services (7.5%)
ADC Telecommunications                         24,590(b)        119,999
Brocade Communications Systems                  5,814(b)        211,630
CIENA                                           9,692(b)        123,088
EchoStar Communications Cl A                    6,201(b)        169,287
Ericsson (LM) ADR Cl B                         25,381(c)        110,154
JDS Uniphase                                   34,765(b)        243,355
QUALCOMM                                       23,003(b)      1,015,123
RF Micro Devices                                4,730(b)         86,606
Tellabs                                         5,830(b)         90,132
Total                                                         2,169,374

Computer software & services (18.9%)
Adobe Systems                                   5,800           195,460
BEA Systems                                     9,197(b)        166,742
Citrix Systems                                  5,564(b)         95,979
Compuware                                       5,722(b)         77,819
Electronic Arts                                 3,448(b)        182,985
i2 Technologies                                11,298(b)         83,944
Intuit                                          6,665(b)        261,601
Microsoft                                      46,248(b)      2,946,459
PeopleSoft                                     10,678(b)        346,928
Siebel Systems                                 13,513(b)        478,226
VeriSign                                        5,499(b)        169,699
VERITAS Software                               10,224(b)        435,031
Total                                                         5,440,873

Computers & office equipment (20.9%)
Apple Computer                                 12,209(b)        301,806
Check Point Software
  Technologies                                  5,936(b,c)      216,664
Cisco Systems                                  65,383(b)      1,293,275
Comverse Technology                             4,805(b)        102,683
Concord EFS                                    14,178(b)        413,289
Dell Computer                                  23,957(b)        657,620
Fiserv                                          5,841(b)        247,892
Gemstar-TV Guide Intl                          10,835(b)        197,197
Juniper Networks                                5,300(b)         81,196
Mercury Interactive                             2,197(b)         83,750
Network Appliance                               8,639(b)        155,070
NVIDIA                                          3,899(b)        256,320
Oracle                                         57,861(b)        998,681
Rational Software                               5,061(b)        118,832
Sanmina-SCI                                    13,899(b)        204,037
Sun Microsystems                               35,183(b)        378,569
Symantec                                        1,787(b)        139,297
Synopsys                                        1,379(b)         71,543
Yahoo!                                          6,832(b)        117,784
Total                                                         6,035,505

Electronics (21.3%)
Altera                                         13,517(b)        339,547
Applied Materials                              10,533(b)        459,765
Applied Micro Circuits                          8,635(b)         87,818
Atmel                                           8,710(b)         67,067
Broadcom Cl A                                   4,229(b)        179,606
Conexant Systems                                7,019(b)         91,528
Flextronics Intl                               13,177(b,c)      292,529
Integrated Device Technology                    2,470(b)         75,459
Intel                                          58,642         2,054,815
KLA-Tencor                                      5,603(b)        320,940
Linear Technology                              10,557           436,743
Maxim Integrated Products                      11,291(b)        626,537
Microchip Technology                            2,765(b)        104,213
Molex                                           2,433            74,328
Novellus Systems                                3,645(b)        155,678
PMC-Sierra                                      4,557(b)        108,776
QLogic                                          2,357(b)        115,328
Vitesse Semiconductor                           5,148(b)         64,710
Xilinx                                         11,056(b)        479,278
Total                                                         6,134,665

Financial services (1.1%)
Paychex                                         8,860           325,162

Health care (12.8%)
Amgen                                          12,159(b)        674,825
Andrx Group                                     1,723(b)        101,209
Biogen                                          4,534(b)        245,833
Biomet                                          9,058           292,483
Cephalon                                        1,155(b)         75,745
Chiron                                          6,601(b)        279,684
Genzyme-General Division                        6,637(b)        302,714
Gilead Sciences                                 2,357(b)        154,171
Human Genome Sciences                           3,172(b)         89,228
ICOS                                            1,307(b)         55,940

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
104   AXP INDEX FUNDS -- ANNUAL REPORT

AXP Nasdaq 100 Index Fund

Issuer                                          Shares          Value(a)

Health care (cont.)
IDEC Pharmaceuticals                            4,137(b)       $245,986
ImClone Systems                                 1,864(b)         35,714
Immunex                                        18,641(b)        521,016
Invitrogen                                      1,240(b)         66,786
MedImmune                                       6,623(b)        280,617
Millennium Pharmaceuticals                      6,092(b)        115,809
Protein Design Labs                             2,108(b)         46,924
Sepracor                                        1,959(b)         96,696
Total                                                         3,681,380

Health care services (0.7%)
Abgenix                                         2,044(b)         48,709
Cytyc                                           3,055(b)         69,379
Express Scripts Cl A                            1,762(b)         80,682
Total                                                           198,770

Indexes (3.6%)
Nasdaq-100 Index Tracking                      27,109(b)      1,044,781

Industrial equipment & services (0.9%)
Cintas                                          5,080           254,102

Media (4.6%)
Adelphia Communications Cl A                    6,080(b)        156,925
Charter Communications Cl A                     7,630(b)         94,002
Comcast Cl A                                   11,184(b)        397,367
eBay                                            5,120(b)        303,206
TMP Worldwide                                   2,958(b)        125,922
USA Networks                                    8,944(b)        255,709
Total                                                         1,333,131

Multi-industry conglomerates (0.5%)
Apollo Group Cl A                               2,894(b)        135,005

Paper & packaging (0.3%)
Smurfit-Stone Container                         5,967(b)         94,338

Restaurants & lodging (1.1%)
Starbucks                                      13,227(b)        314,406

Retail (3.3%)
Amazon.com                                      6,158(b)         87,382
Bed Bath & Beyond                               9,732(b)        336,532
CDW Computer Centers                            2,215(b)        122,667
Costco Wholesale                                5,943(b)        273,378
Staples                                         7,725(b)        140,750
Total                                                           960,709

Utilities -- telephone (2.0%)
Nextel Communications Cl A                     24,506(b)        197,273
PanAmSat                                        5,039(b)        109,850
WorldCom-WorldCom Group                        26,562(b)        266,949
Total                                                           574,072

Total common stocks
(Cost: $48,733,643)                                         $28,838,446

Total investments in securities
(Cost: $48,733,643)(d)                                      $28,838,446

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 2.1% of net assets.

(d) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $49,659,188 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  1,212,416
     Unrealized depreciation                                (22,033,158)
                                                            -----------
     Net unrealized depreciation                           $(20,820,742)
                                                           ------------

--------------------------------------------------------------------------------
105   AXP INDEX FUNDS -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP MARKET ADVANTAGE SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Company Index Fund (a series of AXP Market Advantage Series, Inc.) as of January 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended January 31, 2002, and the financial highlights for each of years in the five-year period ended January 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Company Index Fund as of January 31, 2002, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

March 1, 2002

--------------------------------------------------------------------------------
12 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

Jan. 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,140,995,698)                                                                  $1,189,315,406
Capital shares receivable                                                                                   107,224
Dividends and accrued interest receivable                                                                   381,552
Receivable for investment securities sold                                                                 6,202,922
U.S. government securities held as collateral (Note 5)                                                      145,546
                                                                                                            -------
Total assets                                                                                          1,196,152,650
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            44,576
Payable for investment securities purchased                                                               2,537,035
Payable upon return of securities loaned (Note 5)                                                        25,257,771
Accrued investment management services fee                                                                   11,277
Accrued distribution fee                                                                                     16,841
Accrued service fee                                                                                              22
Accrued transfer agency fee                                                                                   2,293
Accrued administrative services fee                                                                           1,993
Other accrued expenses                                                                                      117,941
                                                                                                            -------
Total liabilities                                                                                        27,989,749
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,168,162,901
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,875,422
Additional paid-in capital                                                                            1,133,172,210
Undistributed net investment income                                                                          18,941
Accumulated net realized gain (loss) (Note 8)                                                           (15,045,254)
Unrealized appreciation (depreciation) on investments (Note 6)                                           48,141,582
Total -- representing net assets applicable to outstanding capital stock                             $1,168,162,901
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  705,013,779
                                                            Class B                                  $  455,037,032
                                                            Class Y                                  $    8,112,090
Net asset value per share of outstanding capital stock:     Class A shares        110,981,117        $         6.35
                                                            Class B shares         75,294,366        $         6.04
                                                            Class Y shares          1,266,674        $         6.40
                                                                                    ---------        --------------
* Including securities on loan, at value (Note 5)                                                    $   24,400,449
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Year ended Jan. 31, 2002
Investment income
Income:
Dividends                                                                                               $ 7,971,884
Interest                                                                                                  1,055,061
   Less foreign taxes withheld                                                                               (4,144)
                                                                                                             ------
Total income                                                                                              9,022,801
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        4,135,567
Distribution fee
   Class A                                                                                                1,622,199
   Class B                                                                                                4,202,138
Transfer agency fee                                                                                       1,967,001
Incremental transfer agency fee
   Class A                                                                                                  133,546
   Class B                                                                                                  140,421
Service fee -- Class Y                                                                                        7,960
Administrative services fees and expenses                                                                   730,484
Compensation of board members                                                                                13,651
Custodian fees                                                                                              147,836
Printing and postage                                                                                        239,458
Registration fees                                                                                           110,448
Licensing fees                                                                                               22,150
Audit fees                                                                                                   21,500
Other                                                                                                        48,714
                                                                                                             ------
Total expenses                                                                                           13,543,073
   Earnings credits on cash balances (Note 2)                                                               (34,335)
                                                                                                            -------
Total net expenses                                                                                       13,508,738
                                                                                                         ----------
Investment income (loss) -- net                                                                          (4,485,937)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          (989,081)
   Futures contracts                                                                                       (664,773)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  (1,653,854)
Net change in unrealized appreciation (depreciation) on investments                                      25,394,163
                                                                                                         ----------
Net gain (loss) on investments                                                                           23,740,309
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $19,254,372
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund

Year ended Jan. 31,                                                                   2002                  2001
Operations and distributions
Investment income (loss) -- net                                                $   (4,485,937)       $   (3,950,181)
Net realized gain (loss) on investments                                            (1,653,854)          171,282,093
Net change in unrealized appreciation (depreciation) on investments                25,394,163            12,642,797
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    19,254,372           179,974,709
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                      (28,920,944)          (77,320,410)
     Class B                                                                      (19,464,112)          (52,306,806)
     Class Y                                                                         (386,465)             (796,261)
                                                                                     --------              --------
Total distributions                                                               (48,771,521)         (130,423,477)
                                                                                  -----------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        172,672,579           143,935,091
   Class B shares                                                                  83,730,762            69,187,399
   Class Y shares                                                                   4,826,518             6,224,780
Reinvestment of distributions at net asset value
   Class A shares                                                                  28,373,975            75,845,013
   Class B shares                                                                  19,238,538            51,736,351
   Class Y shares                                                                     386,465               796,261
Payments for redemptions
   Class A shares                                                                (148,759,043)         (192,363,610)
   Class B shares (Note 2)                                                        (69,954,297)          (92,829,556)
   Class Y shares                                                                  (4,639,115)           (2,246,641)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                  85,876,382            60,285,088
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                            56,359,233           109,836,320
Net assets at beginning of year                                                 1,111,803,668         1,001,967,348
                                                                                -------------         -------------
Net assets at end of year                                                      $1,168,162,901        $1,111,803,668
                                                                               ==============        ==============
Undistributed net investment income                                            $       18,941        $           --
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
16 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,504,878 and accumulated net realized loss has been decreased by $9,366 resulting in a net reclassification adjustment to decrease additional paid-in capital by $4,514,244.

The tax character of distributions paid during 2001 is as follows:

                                               Amount         Per share
Class A Distributions paid from:
   Ordinary income                        $ 1,209,829          $0.01141
   Long-term capital gain                  27,711,115           0.26183

Class B Distributions paid from:
   Ordinary income                            810,607           0.01141
   Long-term capital gain                  18,653,505           0.26183

Class Y Distributions paid from:
   Ordinary income                             16,138           0.01141
   Long-term capital gain                     370,327           0.26183

--------------------------------------------------------------------------------
17 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

As of Jan. 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                              $        --
Accumulated gain (loss)                                    $(2,982,099)
Unrealized appreciation (depreciation)                     $36,097,368

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.38% to 0.34% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $223,988 for the year ended Jan. 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19
o   Class B $20
o   Class Y $17

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

--------------------------------------------------------------------------------
18 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,648,905 for Class A and $334,893 for Class B for the year ended Jan. 31, 2002.

During the year ended Jan. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $34,335 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $231,039,636 and $208,650,197, respectively, for the year ended Jan. 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Jan. 31, 2002
                                             Class A          Class B            Class Y
Sold                                       28,015,649        14,208,087          773,573
Issued for reinvested distributions         4,554,418         3,244,239           61,539
Redeemed                                  (24,307,216)      (11,935,231)        (741,499)
                                          -----------       -----------         --------
Net increase (decrease)                     8,262,851         5,517,095           93,613
                                            ---------         ---------           ------

                                                      Year ended Jan. 31, 2001
                                             Class A          Class B            Class Y

Sold                                       21,235,602        10,532,836          931,700
Issued for reinvested distributions        13,236,475         9,389,473          138,000
Redeemed                                  (28,245,786)      (14,052,601)        (337,132)
                                          -----------       -----------         --------
Net increase (decrease)                     6,226,291         5,869,708          732,568
                                            ---------         ---------          -------

5. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 2002, securities valued at $24,400,449 were on loan to brokers. For collateral, the Fund received $25,112,225 in cash and U.S. government securities valued at $145,546. Income from securities lending amounted to $393,273 for the year ended Jan. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. STOCK INDEX FUTURES CONTRACTS
Investments in securities as of Jan. 31, 2002, included securities valued at $4,215,981 that were pledged as collateral to cover initial margin deposits on 69 open purchase contracts. The market value of the open purchase contracts as of Jan. 31, 2002 was $16,677,300 with a net unrealized loss of $178,126.

--------------------------------------------------------------------------------
19 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits the borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $23,900,000 at a weighted average interest rate of 3.80% for the period from Sept. 13, 2001 to Sept. 14, 2001.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $2,982,099 as of Jan. 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.50        $6.30        $6.11        $6.47        $5.51
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                       (.01)          --         (.01)          --           --
Net gains (losses) (both realized and unrealized)                   .13         1.07          .58         (.12)        1.05
                                                                    ---         ----          ---         ----         ----
Total from investment operations                                    .12         1.07          .57         (.12)        1.05
                                                                    ---         ----          ---         ----         ----
Less distributions:
Distributions from realized gains                                 (.27)        (.87)        (.38)         (.24)        (.09)
                                                                  ----         ----         ----          ----         ----
Net asset value, end of period                                    $6.35        $6.50        $6.30        $6.11        $6.47
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $705         $668         $608         $596         $391
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(b)                   .96%         .87%         .97%         .94%        1.00%(c)
                                                                   ---          ---          ---          ---         ----
Ratio of net investment income (loss)
   to average daily net assets                                    (.12%)       (.08%)       (.11%)       (.02%)       (.05%)
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
                                                                    --           --           --           --           --
Total return(f)                                                   1.98%       18.79%        9.41%       (1.69%)      19.00%
                                                                  ----        -----         ----        -----        -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.25        $6.13        $6.00        $6.40        $5.50
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                       (.05)        (.05)        (.05)        (.04)        (.05)
Net gains (losses) (both realized and unrealized)                   .11         1.04          .56         (.12)        1.04
                                                                    ---         ----          ---         ----         ----
Total from investment operations                                    .06          .99          .51         (.16)         .99
                                                                    ---          ---          ---         ----          ---
Less distributions:
Distributions from realized gains                                  (.27)        (.87)        (.38)        (.24)        (.09)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $6.04        $6.25        $6.13        $6.00        $6.40
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $455         $436         $392         $371         $225
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(b)                  1.72%        1.63%        1.73%        1.70%        1.76%(d)
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
   to average daily net assets                                    (.88%)       (.84%)       (.87%)       (.79%)       (.81%)
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
                                                                    --           --           --           --           --
Total return(f)                                                   1.09%       18.01%        8.55%       (2.42%)      18.12%
                                                                  ----        -----         ----        -----        -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $6.54        $6.32        $6.12        $6.47        $5.51
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                         --          .01           --           --           --
Net gains (losses) (both realized and unrealized)                   .13         1.08          .58         (.11)        1.05
                                                                    ---         ----          ---         ----         ----
Total from investment operations                                    .13         1.09          .58         (.11)        1.05
                                                                    ---         ----          ---         ----         ----
Less distributions:
Distributions from realized gains                                  (.27)        (.87)        (.38)        (.24)        (.09)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $6.40        $6.54        $6.32        $6.12        $6.47
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                              $8           $8           $3           $2           $1
                                                                     --           --           --           --           --
Ratio of expenses to average daily net assets(b)                   .79%         .71%         .81%         .87%         .92%(e)
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
   to average daily net assets                                     .05%         .09%         .03%         .06%         .01%
                                                                   ---          ---          ---          ---          ---
Portfolio turnover rate (excluding short-term securities)           20%          44%          30%          29%          25%
                                                                    --           --           --           --           --
Total return(f)                                                   2.12%       19.04%        9.54%       (1.61%)      19.13%
                                                                  ----        -----         ----        -----        -----

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.05% for the year ended 1998.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 1.81% for the year ended 1998.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 0.92% for the year ended 1998.
(f) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

Jan. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.4%)
AAR                                                   81,275            $698,965
Aeroflex                                             180,054(b)        3,093,328
Alliant Techsystems                                   74,119(b)        6,596,591
Armor Holdings                                        91,165(b)        2,105,000
BE Aerospace                                         105,889(b)          847,112
DRS Technologies                                      48,100(b)        2,029,820
Kaman Cl A                                            67,434           1,051,970
Total                                                                 16,422,786

Airlines (1.0%)
Atlantic Coast Airlines Holdings                     132,388(b)        3,620,812
Frontier Airlines                                     85,943(b)        1,907,075
Mesa Air Group                                        96,658(b)          882,488
Midwest Express Holdings                              41,699(b)          756,420
Skywest                                              171,108           4,688,359
Total                                                                 11,855,154

Automotive & related (2.1%)
Central Parking                                      108,247           2,145,456
GenCorp                                              129,668           1,475,622
Group 1 Automotive                                    68,574(b)        1,971,503
Intermet                                              76,623             340,972
Midas                                                 44,931             516,707
Myers Inds                                            71,896             920,269
O'Reilly Automotive                                  158,443(b)        5,242,878
Oshkosh Truck                                         50,310           2,741,894
Smith (AO)                                            71,679           1,775,489
SPS Technologies                                      39,528(b)        1,376,365
Standard Motor Products                               37,595             530,090
TBC                                                   63,243(b)          746,900
Titan Intl                                            62,378             336,841
Tower Automotive                                     144,948(b)        1,348,016
Winnebago Inds                                        62,168           2,576,864
Total                                                                 24,045,866

Banks and savings & loans (6.3%)
American Financial Holdings                           72,558           1,871,996
Anchor Bancorp Wisconsin                              73,344           1,320,192
Boston Private Financial Holdings                     66,849           1,422,547
Chittenden                                            96,589           2,656,198
Commercial Federal                                   139,793           3,437,510
Community First Bankshares                           121,203           3,010,683
Cullen/Frost Bankers                                 154,918           4,872,170
Dime Community Bancshares                             51,100           1,474,235
Downey Financial                                      85,060           3,912,760
East West Bancorp                                     70,528           1,847,834
First BanCorp                                         80,112           2,323,248
First Midwest Bancorp                                147,052           4,215,980
First Republic Bank                                   41,057(b)        1,085,137
FirstFed Financial                                    52,134(b)        1,361,219
GBC Bancorp                                           34,798           1,104,837
Hudson United Bancorp                                139,253           4,183,159
MAF Bancorp                                           67,784           2,070,801
Provident Bankshares                                  77,052           1,886,233
Riggs Natl                                            85,910           1,209,613
South Financial Group                                124,564           2,391,629
Southwest Bancorp of Texas                            99,230(b)        2,860,801
Staten Island Bancorp                                190,307           3,691,956
Sterling Bancshares                                  127,585           1,684,122
Susquehanna Bancshares                               118,555           2,661,560
TrustCo Bank NY                                      214,722           2,772,061
United Bankshares                                    136,087           3,938,358
Washington Federal                                   174,353           4,890,601
Whitney Holding                                       79,651           3,593,057
Total                                                                 73,750,497

Beverages & tobacco (0.8%)
Coca-Cola Bottling                                    26,389           1,108,338
Constellation Brands                                 130,742(b)        6,258,619
DIMON                                                134,585           1,036,305
Schweitzer-Mauduit Intl                               44,726           1,035,407
Total                                                                  9,438,669

Building materials & construction (5.2%)
Apogee Enterprises                                    85,204           1,252,499
Building Materials Holding                            39,121(b)          551,215
Butler Mfg                                            18,963             506,881
D.R. Horton                                          231,874           8,681,362
Elcor                                                 57,998           1,310,755
EMCOR Group                                           44,654(b)        2,134,461
Fleetwood Enterprises                                105,495           1,160,445
Florida Rock Inds                                     85,000           3,116,950
Hughes Supply                                         71,381           2,172,838
Insituform Technologies Cl A                          79,865(b)        1,921,552
Lennox Intl                                          170,532           1,739,426
M.D.C. Holdings                                       80,052           3,212,487
Massey Energy                                        224,310           3,326,517
Monaco Coach                                          86,184(b)        2,447,626

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Building materials & construction (cont.)
NVR                                                   22,549(b)       $5,411,083
Ryland Group                                          39,975           3,130,442
Simpson Mfg                                           36,619(b)        1,929,089
Skyline                                               25,298             796,887
Standard Pacific                                      88,512           2,334,061
Texas Inds                                            63,087           2,340,528
Toll Brothers                                        104,955(b)        4,785,948
Tredegar                                             114,944           2,044,854
Universal Forest Products                             59,659           1,302,953
URS                                                   53,928(b)        1,627,547
Watts Inds Cl A                                       79,943           1,171,165
Total                                                                 60,409,571

Chemicals (2.4%)
Arch Chemicals                                        66,907           1,498,717
Cambrex                                               77,655           3,412,937
Chemed                                                29,645           1,130,957
ChemFirst                                             42,269           1,014,456
Georgia Gulf                                          95,618           1,902,798
Ionics                                                52,661(b)        1,774,676
MacDermid                                             96,842           1,740,251
Mississippi Chemical                                  78,785(b)          310,413
OM Group                                              83,380           5,578,122
Omnova Solutions                                     119,354             865,317
Penford                                               22,708             306,558
Quaker Chemical                                       27,523             605,506
Tetra Tech                                           156,893(b)        2,681,301
TETRA Technologies                                    42,455(b,e)        900,046
Waste Connections                                     82,648(b)        2,231,496
WD-40                                                 47,403           1,330,602
Wellman                                               95,973           1,286,038
Total                                                                 28,570,191

Communications equipment & services (1.5%)
Allen Telecom                                         84,809(b)          746,319
Aspect Communications                                156,452(b)          641,453
Boston Communications Group                           51,793(b)          424,703
C-COR.net                                             96,736(b,e)      1,733,509
Captaris                                              95,711(b)          311,061
Catapult Communications                               39,175(b)          955,870
Davox                                                 37,176(b)          341,276
Digi Intl                                             46,215(b)          288,382
DMC Stratex Networks                                 247,515(b)        1,861,313
General Communication Cl A                           164,792(b)        1,422,155
Harmonic                                             177,886(b)        2,374,777
InterVoice-Brite                                     100,824(b)          965,894
Metro One Telecommunications                          73,416(b)        1,795,021
Network Equipment Technologies                        66,677(b)          373,391
Proxim                                                83,090(b)          461,150
SymmetriCom                                           67,684(b)          521,167
Tollgrade Communications                              40,568(b)        1,004,869
ViaSat                                                74,242(b)          976,282
Total                                                                 17,198,592

Computers & office equipment (9.0%)
Adaptec                                              318,462(b)        5,652,700
American Management Systems                          125,680(b)        2,493,491
Analysts Intl                                         72,951             295,452
Artesyn Technologies                                 115,314(b)        1,203,878
Aspen Technology                                      95,090(b)        1,892,291
Avant!                                               113,970(b)        2,172,268
Avid Technology                                       78,505(b)          904,378
Aware                                                 68,257(b)          499,641
BARRA                                                 65,553(b)        3,651,957
Black Box                                             60,133(b)        3,169,610
BMC Inds                                              81,571             212,085
Brooktrout                                            37,463(b)          212,790
CACI Intl Cl A                                        69,771(b)        2,532,618
Carreker                                              65,978(b)          346,385
Ciber                                                182,414(b)        2,106,882
Cognex                                               132,077(b)        3,183,056
Computer Task Group                                   62,921(b)          254,830
Concord Communications                                50,430(b)        1,154,847
Dendrite Intl                                        119,035(b)        1,420,088
eFunds                                               139,810(b)        2,439,685
ePresence                                             69,620(b)          281,961
FactSet Research Systems                             100,882           3,904,132
Fair, Isaac & Co                                      67,495           3,854,638
FileNet                                              106,194(b)        2,431,843
HNC Software                                         106,523(b)        1,741,651
Hutchinson Technology                                 75,867(b)        1,680,454
Hyperion Solutions                                    98,756(b)        2,286,201
Insight Enterprises                                  125,598(b)        3,075,895
Inter-Tel                                             72,572           1,610,373
Intermagnetics General                                48,820(b)        1,202,437
Kronos                                                56,892(b)        3,072,168
Manhattan Associates                                  83,142(b)        2,216,566
MapInfo                                               44,506(b)          477,994
MAXIMUS                                               69,102(b)        2,442,756
Mercury Computer Systems                              66,229(b)        2,408,086
MICROS Systems                                        52,761(b)        1,623,984
Midway Games                                         128,580(b)        1,616,251
MRO Software                                          67,000(b)        1,755,400
NDCHealth                                            102,703           3,258,766
Netegrity                                            101,976(b)        1,595,924
NYFIX                                                 82,844(b)        1,350,357
PC-Tel                                                58,715(b)          528,435
Pegasus Solutions                                     74,152(b)        1,269,482

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
Phoenix Technologies                                  76,005(b)         $947,022
Pinnacle Systems                                     170,490(b)        1,602,606
PRG-Schultz Intl                                     191,041(b)        1,887,485
Progress Software                                    107,120(b)        1,826,396
QRS                                                   47,035(b)          633,561
RadiSys                                               52,341(b)        1,046,820
Rainbow Technologies                                  78,622(b)          906,512
Read-Rite                                            359,965(b)        1,252,678
Roxio                                                 57,233(b)          922,024
SCM Microsystems                                      46,185(b)          674,301
SPSS                                                  50,388(b)          967,450
Standard Register                                     83,299           1,782,599
Systems & Computer Technology                         99,353(b)          937,892
Take-Two Interactive Software                        110,439(b)        2,049,748
THQ                                                   74,393(b)        3,350,661
Verity                                               106,631(b)        1,997,199
Visual Networks                                       96,082(b)          391,534
ZixIt                                                 51,582(b)          257,910
Total                                                                104,919,084

Electronics (10.1%)
Actel                                                 72,297(b)        1,529,082
Advanced Energy Inds                                  95,938(b)        2,465,607
Alliance Semiconductor                               129,279(b)        1,550,055
Alpha Inds                                           133,033(b)        2,801,675
Analogic                                              39,869           1,727,922
Anixter Intl                                         111,106(b)        3,188,742
AstroPower                                            43,324(b)        1,659,309
ATMI                                                  91,527(b)        2,702,792
Audiovox Cl A                                         68,987(b)          486,358
Axcelis Technologies                                 293,668(b)        4,034,998
AXT                                                   67,419(b)          741,609
BEI Technologies                                      43,532             755,280
Bel Fuse Cl A                                         32,380             851,594
Belden                                                74,088           1,563,257
Bell Microproducts                                    50,994(b)          739,413
Benchmark Electronics                                 59,243(b)        1,502,995
Brooks Automation                                     54,603(b)        2,671,725
Brush Engineered Materials                            50,080             666,064
C&D Technologies                                      78,918           1,649,386
Cable Design Technologies                            132,855(b)        1,700,544
Cohu                                                  61,751           1,247,370
CTS                                                   87,061(e)        1,314,621
Cymer                                                 92,558(b)        3,399,655
Dionex                                                66,310(b)        1,704,167
DuPont Photomasks                                     53,828(b)        2,691,400
Elantec Semiconductor                                 68,252(b)        2,783,999
Electro Scientific Inds                               81,979(b)        2,563,483
Electroglas                                           63,554(b)          969,834
ESS Technology                                       125,526(b)        2,499,223
Esterline Technologies                                62,625(b)        1,092,806
Exar                                                 118,197(b)        2,777,630
Gerber Scientific                                     66,490             644,288
Harman Intl Inds                                      96,474           4,555,502
Helix Technology                                      68,158           1,405,418
Itron                                                 47,985(b)        1,321,987
Kopin                                                197,245(b)        2,246,621
Kulicke & Soffa Inds                                 147,779(b)        2,430,965
MagneTek                                              67,931(b)          750,638
Methode Electronics Cl A                             108,021             972,189
Microsemi                                             84,749(b)        1,631,418
Park Electrochemical                                  58,510           1,550,515
Paxar                                                126,252(b)        2,083,158
Pericom Semiconductor                                 76,039(b)        1,155,793
Photon Dynamics                                       42,004(b)        1,686,041
Photronics                                            90,420(b)        3,145,712
Pioneer-Standard Electronics                          95,672           1,208,337
Power Integrations                                    84,203(b)        1,524,074
Rogers                                                47,322(b)        1,424,392
Rudolph Technologies                                  48,588(b)        1,753,055
SBS Technologies                                      43,743(b)          669,268
SLI                                                  100,562             249,394
Standard Microsystems                                 48,452(b)          927,856
Technitrol                                           101,576           2,529,242
Therma-Wave                                           86,263(b)        1,064,485
Three-Five Systems                                    64,461(b)          902,454
Trimble Navigation                                    75,237(b)        1,130,060
Triumph Group                                         47,651(b)        1,615,369
Ultratech Stepper                                     67,648(b)        1,034,338
Varian Medical Systems                               202,958(b)        7,996,546
Varian Semiconductor Equipment Associates             97,952(b)        3,815,230
Veeco Instruments                                     86,646(b)        3,010,082
Vicor                                                127,778(b)        2,012,504
X-Rite                                                64,217             577,953
Total                                                                117,057,479

Energy (2.9%)
Atmos Energy                                         123,135           2,598,149
Brown (Tom)                                          117,832(b)        2,904,559
Cabot Oil & Gas Cl A                                  95,277           1,910,304
Key Production                                        42,142(b)          674,272
Newfield Exploration                                 132,626(b)        4,255,968
Nuevo Energy                                          51,241(b)          727,622
NUI                                                   41,461             950,286
Patina Oil & Gas                                      63,871           1,662,562
Pogo Producing                                       161,705           4,117,009
St. Mary Land & Exploration                           83,615           1,726,650
Stone Energy                                          78,958(b)        2,720,893

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Energy (cont.)
Swift Energy                                          74,685(b)       $1,325,659
Vintage Petroleum                                    190,181           2,221,314
XTO Energy                                           372,634           6,032,944
Total                                                                 33,828,191

Energy equipment & services (1.9%)
Atwood Oceanics                                       41,702(b)        1,442,889
Cal Dive Intl                                         98,211(b)        2,273,585
Carbo Ceramics                                        45,022           1,593,779
Dril-Quip                                             52,137(b)        1,144,407
Evergreen Resources                                   56,032(b)        2,015,471
Input/Output                                         154,731(b)        1,338,423
Lone Star Technologies                                75,969(b)        1,143,333
Oceaneering Intl                                      71,254(b)        1,546,212
Plains Resources                                      70,290(b)        1,672,902
Prima Energy                                          38,352(b)          786,216
Remington Oil & Gas                                   67,648(b)        1,084,397
SEACOR SMIT                                           60,543(b)        2,603,350
Seitel                                                75,529(b)          974,324
Unit                                                 108,491(b)        1,350,713
Veritas DGC                                           93,028(b)        1,515,426
Total                                                                 22,485,427

Financial services (1.6%)
Bowne & Co                                            99,845           1,394,835
Delphi Financial Group Cl A                           61,471           2,090,014
Financial Federal                                     50,159(b)        1,497,246
Heidrick & Struggles Intl                             54,331(b)          896,462
Insurance Auto Auctions                               36,582(b)          583,117
Jefferies Group                                       74,438           3,163,615
Kansas City Southern Inds                            177,696(b)        2,455,759
Mutual Risk Management                               125,917(c)          682,470
Raymond James Financial                              145,090           4,863,416
Southwest Securities Group                            51,736           1,045,067
Total                                                                 18,672,001

Food (2.2%)
American Italian Pasta Cl A                           52,906(b)        2,169,146
Corn Products Intl                                   106,538           3,054,444
Delta & Pine Land                                    115,613           2,469,494
Fleming Companies                                    133,742           2,744,386
Hain Celestial Group                                 101,352(b)        2,309,812
Intl Multifoods                                       56,813(b)        1,261,249
J & J Snack Foods                                     25,931(b)          777,671
Lance                                                 87,393           1,271,568
Nash Finch                                            35,410           1,015,559
Performance Food Group                               131,918(b)        5,039,267
Ralcorp Holdings                                      90,176(b)        2,262,516
United Natural Foods                                  56,276(b)        1,293,785
Total                                                                 25,668,897

Furniture & appliances (1.4%)
Aaron Rents                                           60,241           1,075,302
Bassett Furniture Inds                                35,349             549,323
Briggs & Stratton                                     65,134           2,777,965
Ethan Allen Interiors                                116,587           4,649,489
Fedders                                               92,835             292,430
Interface                                            153,220             827,388
La-Z-Boy                                             183,195           4,076,089
Natl Presto Inds                                      20,609             587,357
Royal Appliance Mfg                                   41,554(b)          206,939
Salton                                                33,112(b)          695,352
Thomas Inds                                           45,820           1,145,500
Total                                                                 16,883,134

Health care (6.5%)
Advanced Tissue Sciences                             220,528(b)          926,218
Alpharma Cl A                                        128,857           3,318,068
ArthroCare                                            68,691(b)          958,926
Bio-Technology General                               175,597(b)        1,457,455
Cephalon                                             152,461(b)        9,998,391
Coherent                                              85,307(b)        2,676,934
Conmed                                                76,021(b)        1,558,431
Cooper Companies                                      45,640           2,138,234
Cygnus                                                99,051(b)          515,065
Datascope                                             44,521           1,419,775
Diagnostic Products                                   85,199           3,342,357
Enzo Biochem                                          85,733(b)        1,868,111
Haemonetics                                           79,582(b)        2,284,799
Hologic                                               54,811(b)          715,284
IDEXX Laboratories                                   101,298(b)        2,574,995
INAMED                                                60,597(b)        1,939,710
Invacare                                              92,570           3,133,495
Medicis Pharmaceutical Cl A                           91,337(b)        5,293,893
Mentor                                                70,425           2,305,715
MGI Pharma                                            72,526(b)        1,127,779
Noven Pharmaceuticals                                 67,706(b)        1,105,639
Organogenesis                                        111,747(b)          290,542
Osteotech                                             42,440(b)          364,984
Priority Healthcare Cl B                             136,871(b)        4,022,639
Regeneron Pharmaceuticals                            131,854(b)        3,269,979
ResMed                                                96,227(b)        4,137,761
Respironics                                           91,886(b)        2,672,045
Spacelabs Medical                                     29,356(b)          354,620
Syncor Intl                                           74,652(b)        1,963,348
Techne                                               125,119(b)        3,842,404
Theragenics                                           89,422(b)          790,490
Viasys Healthcare                                     78,388(b)        1,783,327
Vital Signs                                           38,937           1,321,911
Total                                                                 75,473,324

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (5.2%)
Accredo Health                                        78,542(b)       $3,768,445
AdvancePCS                                           277,782(b)        8,575,131
ArQule                                                61,284(b)          811,400
Cerner                                               105,411(b)        5,101,893
Coventry Health Care                                 197,667(b)        4,437,624
CryoLife                                              56,906(b)        1,587,108
Curative Health Services                              21,821(b)          474,607
IMPATH                                                48,483(b)        1,830,233
Mid Atlantic Medical Services                        146,166(b)        3,661,458
Orthodontic Centers of America                       150,698(b)        3,895,543
Owens & Minor                                        102,103           1,985,903
PAREXEL Intl                                          74,812(b)        1,035,398
Pediatrix Medical Group                               73,721(b)        2,462,281
Pharmaceutical Product Development                   156,531(b)        5,079,432
Province Healthcare                                   95,404(b)        3,312,427
RehabCare Group                                       52,221(b)        1,202,127
Renal Care Group                                     148,310(b)        4,587,228
Sierra Health Services                                84,055(b)          881,737
Sunrise Assisted Living                               66,533(b)        1,733,185
SurModics                                             50,491(b)        1,903,511
US Oncology                                          285,768(b)        2,443,316
Total                                                                 60,769,987

Household products (1.0%)
Action Performance Companies                          51,157(b)        2,053,953
Applica                                               70,054(b)          483,373
Enesco Group                                          41,442(b,e)        252,796
Libbey                                                46,158           1,594,759
Nature's Sunshine Products                            49,061             645,152
Scotts Cl A                                           86,908(b)        4,135,951
Sola Intl                                             72,647(b)        1,452,214
Valence Technology                                   137,335(b)          556,207
Total                                                                 11,174,405

Industrial equipment & services (3.4%)
Applied Industrial Technologies                       57,916           1,077,238
Arctic Cat                                            70,329           1,262,406
Astec Inds                                            59,053(b)          750,564
Barnes Group                                          55,507           1,337,719
Clarcor                                               74,224           2,000,337
Flow Intl                                             45,926(b)          533,660
G & K Services Cl A                                   62,231           2,202,977
Gardner Denver                                        47,080(b)          998,096
Graco                                                 93,734           3,604,072
IDEX                                                  92,534           3,146,156
JLG Inds                                             131,640           1,498,063
Keithley Instruments                                  47,575             991,939
Kroll                                                 67,886(b)        1,283,045
Lawson Products                                       29,051             811,975
Lindsay Mfg                                           35,081             675,309
Lydall                                                47,991(b)          542,298
Manitowoc                                             73,184           2,440,686
Milacron                                             100,897           1,468,051
Regal Beloit                                          62,936           1,374,522
Robbins & Myers                                       35,464             829,858
Roper Inds                                            93,049           4,651,521
Timken                                               180,421           2,994,989
Toro                                                  37,677           1,844,289
Watsco                                                80,374           1,085,049
Wolverine Tube                                        36,471(b)          408,475
Total                                                                 39,813,294

Insurance (2.0%)
First American                                       206,877           3,823,086
Fremont General                                      213,260           1,364,864
Hilb, Rogal & Hamilton                                85,220           3,131,835
Hooper Holmes                                        194,796           1,651,870
LandAmerica Financial Group                           56,020           1,514,221
Philadelphia Consolidated Holding                     62,988(b)        2,624,710
Presidential Life                                     88,397           1,862,525
RLI                                                   29,591           1,355,268
SCPIE Holdings                                        28,080             822,744
Selective Insurance Group                             76,787           1,605,616
Stewart Information Services                          53,602(b)        1,066,680
Trenwick Group                                       111,129(c)        1,027,943
Zenith Natl Insurance                                 52,857(e)        1,606,853
Total                                                                 23,458,215

Leisure time & entertainment (1.2%)
Aztar                                                110,213(b)        2,129,315
Bally Total Fitness Holdings                          87,610(b)        1,699,634
Coachmen Inds                                         47,991             777,454
Concord Camera                                        82,650(b)          585,162
Huffy                                                 31,294(b,e)        200,282
K2                                                    54,084(b)          378,588
Pinnacle Entertainment                                76,708(b)          506,273
Polaris Inds                                          69,238           3,939,641
Thor Inds                                             42,622           2,067,167
WMS Inds                                              97,050(b)        1,677,995
Total                                                                 13,961,511

Media (0.9%)
4 Kids Entertainment                                  36,787(b)          694,906
Advanced Marketing Services                           57,596           1,232,554
ADVO                                                  61,296(b)        2,334,766
Consolidated Graphics                                 39,652(b)          800,970
Harland (John H)                                      87,565           2,140,964
Information Holdings                                  65,595(b)        1,815,014

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (cont.)
Information Resources                                 88,379(b)         $750,338
Penton Media                                          96,281             662,413
Thomas Nelson                                         43,242             522,363
Total                                                                 10,954,288

Metals (1.6%)
Castle (AM)                                           42,543             387,141
Century Aluminum                                      61,844             796,551
Cleveland-Cliffs                                      30,583             532,144
Commercial Metals                                     39,157           1,424,532
Commonwealth Inds                                     49,622             287,808
IMCO Recycling                                        44,472(b)          359,778
Material Sciences                                     44,457(b)          457,907
Mueller Inds                                         100,822(b)        3,326,119
Quanex                                                40,354           1,182,372
Reliance Steel & Aluminum                             95,181           2,474,706
RTI Intl Metals                                       62,493(b)          629,929
Ryerson Tull                                          74,733             915,479
Shaw Group                                           123,033(b)        2,461,890
Steel Dynamics                                       137,908(b)        1,887,961
Steel Technologies                                    30,827             262,030
Stillwater Mining                                    116,828(b)        1,829,526
Total                                                                 19,215,873

Miscellaneous (2.1%)
ABM Inds                                              73,262           2,234,491
American States Water                                 30,390           1,100,118
Champion Enterprises                                 145,349(b)        1,796,514
Cross (AT) Cl A                                       50,620(b)          313,844
JAKKS Pacific                                         55,691(b)        1,127,743
Philadelphia Suburban                                205,623           4,811,578
PolyMedica                                            37,116(b)          738,980
PolyOne                                              282,482           2,838,944
Radiant Systems                                       82,605(b)          797,138
SCP Pool                                              75,264(b)        2,135,992
Stratos Lightwave                                    193,231(b)        1,033,786
Supertex                                              37,445(b)          752,645
Sybron Dental Specialties                            114,205(b)        2,224,713
UCBH Holdings                                         58,357           1,797,396
Ultimate Electronics                                  33,363(b)          964,524
Total                                                                 24,668,406

Multi-industry conglomerates (4.6%)
Acuitiy Brands                                       124,293           1,622,024
Administaff                                           83,200(b)        1,881,152
Arbitron                                              87,951(b)        2,769,577
Argosy Gaming                                         86,824(b)        3,210,751
Baldor Electric                                      102,154           2,221,850
Brady Cl A                                            69,147           2,544,610
CDI                                                   57,572(b)        1,209,012
Corinthian Colleges                                   64,049(b)        2,810,470
CUNO                                                  49,411(b)        1,764,467
F.Y.I.                                                52,390(b)        1,474,779
Franklin Covey                                        59,942(b)          197,809
Global Payments                                      110,132           3,955,940
Griffon                                               98,633(b,e)      1,550,511
Hall, Kinion & Associates                             38,994(b)          294,015
Imagistics Intl                                       58,814(b)          969,255
ITT Educational Services                              71,321(b)        2,973,371
Labor Ready                                          122,155(b)          597,338
Meade Instruments                                     49,661(b,e)        139,051
MemberWorks                                           45,178(b)          760,798
Mobile Mini                                           42,492(b)        1,584,527
New England Business Service                          38,132             781,706
On Assignment                                         67,486(b)        1,340,272
Pre-Paid Legal Services                               64,380(b)        1,346,830
Spherion                                             175,851(b)        1,776,095
Standex Intl                                          36,585             804,138
StarTek                                               42,458(b)          768,490
Teledyne Technologies                                 95,964(b)        1,487,442
Triarc Companies                                      61,435(b)        1,655,673
Valmont Inds                                          73,781           1,069,825
Volt Information Sciences                             45,874(b)          724,809
Woodward Governor                                     34,141           1,861,709
Zebra Technologies Cl A                               95,112(b)        5,044,739
Total                                                                 53,193,035

Paper & packaging (0.7%)
AptarGroup                                           108,079           3,467,174
Buckeye Technologies                                 104,539(b)        1,291,057
Caraustar Inds                                        83,986             688,685
Chesapeake                                            45,730           1,322,512
Deltic Timber                                         35,841           1,042,973
Pope & Talbot                                         47,083             675,641
Total                                                                  8,488,042

Real estate investment trust (0.6%)
Colonial Properties Trust                             62,885           2,011,691
Kilroy Realty                                         82,687           2,100,250
Shurgard Storage Centers Cl A                         98,012           3,244,197
Total                                                                  7,356,138

Restaurants & lodging (3.7%)
Applebee's Intl                                      111,673           4,204,488
CEC Entertainment                                     84,056(b)        3,778,317
Cheesecake Factory (The)                             146,073(b)        5,244,020
IHOP                                                  62,385(b)        1,793,569
Jack in the Box                                      118,426(b)        3,315,928
Landry's Restaurants                                  64,814           1,554,240
Lone Star Steakhouse & Saloon                         72,535           1,414,433

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Restaurants & lodging (cont.)
Luby's Cafeterias                                     67,603(b)         $425,899
Marcus                                                88,107           1,374,469
O`Charley's                                           56,155(b)        1,239,341
P.F. Chang's China Bistro                             36,010(b)        2,089,660
Panera Bread Cl A                                     42,619(b)        2,663,688
Prime Hospitality                                    134,962(b)        1,464,338
RARE Hospitality Intl                                 64,685(b)        1,728,383
Ruby Tuesday                                         191,541           4,836,410
Ryan's Family Steak Houses                            91,958(b)        1,989,052
Sonic                                                 80,212(b)        3,048,056
Steak n Shake                                         86,618(b)        1,125,168
Total                                                                 43,289,459

Retail (7.6%)
99 Cents Only Stores                                 156,299(b)        5,565,807
AnnTaylor Stores                                      87,894(b)        3,405,893
Casey's General Stores                               149,283           2,258,652
Cash America Intl                                     74,353             612,669
Cato Cl A                                             76,051           1,622,928
Checkpoint Systems                                    95,455(b)        1,288,643
Christopher & Banks                                   74,755(b)        2,444,489
Cost Plus                                             64,631(b)        1,745,037
CPI                                                   23,802             373,691
Dept 56                                               38,880(b)          384,912
Dress Barn                                            55,124(b)        1,476,772
Factory 2-U Stores                                    38,660(b)          686,602
Footstar                                              60,072(b)        1,454,343
Fossil                                                90,960(b)        2,130,283
Goody's Family Clothing                               97,836(b)          419,716
Great Atlantic & Pacific Tea                         115,613(b)        2,975,879
Gymboree                                              85,213(b)        1,191,278
Hancock Fabrics                                       53,698             796,341
Jo-Ann Stores Cl A                                    55,561(b)          594,503
Linens `N Things                                     122,457(b)        3,532,884
Men's Wearhouse                                      123,479(b)        2,746,173
Michaels Stores                                      195,541(b)        6,843,934
NBTY                                                 196,847(b)        2,996,011
Pacific Sunwear of California                         98,714(b)        2,268,448
Pep Boys - Manny, Moe & Jack                         154,888           2,547,908
Phillips-Van Heusen                                   83,262           1,024,123
Pier 1 Imports                                       280,700           5,302,423
Regis                                                126,548           3,358,584
Russ Berrie                                           60,666           1,813,913
School Specialty                                      53,774(b)        1,310,472
ShopKo Stores                                         86,675(b)        1,053,968
Stein Mart                                           124,220(b)        1,100,589
Sturm, Ruger & Co                                     81,134           1,002,005
Too                                                   93,589(b)        2,547,493
United Stationers                                    102,076(b)        4,023,836
Wet Seal Cl A                                         59,587(b)        1,605,870
Whole Foods Market                                   162,712(b)        6,964,073
Zale                                                 105,109(b)        4,777,204
Total                                                                 88,248,349

Textiles & apparel (2.0%)
Angelica                                              25,949             306,198
Ashworth                                              39,790(b)          296,436
Brown Shoe                                            52,664             839,464
Burlington Coat Factory Warehouse                    133,850           2,308,913
Chico's FAS                                          122,376(b)        3,665,161
Genesco                                               66,253(b)        1,681,501
Haggar                                                19,256             246,669
Hot Topic                                             62,523(b)        2,096,396
K-Swiss Cl A                                          27,866           1,070,054
Kellwood                                              68,559           1,652,272
Nautica Enterprises                                  100,016(b)        1,400,224
Oshkosh B'Gosh Cl A                                   36,091           1,513,657
Oxford Inds                                           22,644             571,761
Quiksilver                                            69,837(b)        1,282,207
Russell                                               96,459           1,543,344
Stride Rite                                          126,195             880,841
Wolverine World Wide                                 125,227           1,872,144
Total                                                                 23,227,242

Transportation (1.9%)
Arkansas Best                                         73,600(b)        2,219,040
Forward Air                                           65,089(b)        1,887,581
Heartland Express                                     95,600(b)        3,350,780
Landstar System                                       24,382(b)        2,116,601
Offshore Logistics                                    66,059(b)        1,097,901
Roadway Express                                       57,959           2,327,054
USFreightways                                         79,576           2,918,052
Wabash Natl                                           69,373             548,047
Werner Enterprises                                   143,320           4,172,045
Yellow                                                74,737(b)        1,872,909
Total                                                                 22,510,010

Utilities -- electric (1.5%)
Avista                                               143,368           1,962,708
Central Vermont Public Service                        34,867             606,686
CH Energy Group                                       49,330           2,316,044
El Paso Electric                                     151,909(b)        2,134,321
Green Mountain Power                                  17,124             316,794
NorthWestern                                          82,599           1,709,799
RGS Energy Group                                     104,509           4,107,203
UIL Holdings                                          43,189           2,293,768
Unisource Energy                                     100,975           1,855,921
Total                                                                 17,303,244

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Utilities -- gas (1.9%)
Cascade Natural Gas                                   33,299            $646,001
Energen                                               93,912           2,150,585
Kirby                                                 72,331(b)        1,981,869
Laclede Group                                         56,915           1,317,013
New Jersey Resources                                  53,641           2,433,692
Northwest Natural Gas                                 75,894           1,984,628
Piedmont Natural Gas                                  97,539           3,288,040
Southern Union                                       157,213(b)        2,932,022
Southwest Gas                                         97,698           2,334,982
Southwestern Energy                                   75,951(b)          873,437
UGI                                                   82,057           2,329,598
Total                                                                 22,271,867

Utilities -- telephone (--%)
Brightpoint                                          168,385(b)          479,897

Total common stocks
(Cost: $1,098,754,212)                                            $1,147,062,125

Other (--%)
Issuer                                                Shares            Value(a)

Orbital Sciences
     Warrants                                          5,207(b)          $12,861

Total other
(Cost: $--)                                                              $12,861

Short-term securities (3.6%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.9%)
Federal Home Loan Bank Disc Nt
         04-10-02               1.68%             $5,000,000          $4,983,945
Federal Home Loan Mtge Corp Disc Nts
         02-05-02               1.68                 500,000             499,883
         02-07-02               1.94               8,000,000           7,997,413
         03-26-02               1.71               3,200,000           3,191,792
Federal Natl Mtge Assn Disc Nts
         02-08-02               1.73               5,000,000           4,998,078
         02-14-02               1.98               4,900,000           4,896,922
         02-15-02               1.80               3,100,000           3,097,878
         04-17-02               1.72               4,100,000           4,085,478
Total                                                                 33,751,389

Commercial paper (0.7%)
Cargill
         02-01-02               1.92               2,400,000(d)        2,399,872
Kimberly Clark
         03-20-02               1.64               1,000,000(d)          997,813
Morgan Stanley, Dean Witter & Co
         03-12-02               1.73               4,100,000           4,091,572
Natl Rural Utilities
         02-04-02               1.82                 500,000             499,899
Procter & Gamble
         02-05-02               1.80                 500,000(d)          499,875
Total                                                                  8,489,031

Total short-term securities
(Cost: $42,241,486)                                                  $42,240,420

Total investments in securities
(Cost: $1,140,995,698)(f)                                         $1,189,315,406

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2002, the value of foreign securities represented 0.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

    Type of security                                                   Contracts
    Purchase contracts
    Russell 2000 Index, March 2002                                           69

(f) At Jan. 31, 2002, the cost of securities for federal income tax purposes was $1,153,218,038 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $ 221,529,192
    Unrealized depreciation                                        (185,431,824)
                                                                   ------------
    Net unrealized appreciation                                   $  36,097,368
                                                                   ------------

--------------------------------------------------------------------------------
30 AXP SMALL COMPANY INDEX FUND -- ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation as amended on Jan. 16, 1990, filed as Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(a)(2) Amendment to Articles of Incorporation, dated June 16, 1999, filed as Exhibit (a)(1) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(b) By-laws as amended Jan. 11, 2001, filed as exhibit (b) to Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(c)     Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of AXP Blue Chip Advantage Fund, and American Express Financial Corporation, dated July 1, 1999, is incorporated by reference to Exhibit
        (d)(1) to Registrant's Post-Effective Amendment No. 24 filed on or about March 31, 2000.

(d)(2) Investment Management Services Agreement between Registrant, on behalf of AXP Small Company Index Fund, and American Express Financial Corporation, dated July 1, 1999, is incorporated by reference to Exhibit
        (d)(2) to Registrant's Post-Effective Amendment No. 24 filed on or about March 31, 2000.

(d)(3) Investment Management Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(d)(4) Investment Subadvisory Agreement for AXP International Equity Index Fund between American Express Financial Corporation and SSgA Funds Management, Inc., dated May 1, 2001, filed as Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 27 filed on or about March 27, 2002, is filed electronically herewith.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc., Post-Effective Amendment No. 22 to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund, and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8 to Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Trust Company, dated August 19, 1996, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770 is incorporated by reference.

(g)(3) Custodian Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Trust Company, dated September 9, 1999, is incorporated by reference to Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(g)(4) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit
        (g)(3) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(5) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS
        International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(6) First Amendment to the Custodian Agreement of May 13, 1999, made as of December 1, 2000 between American Express Trust Company and The Bank of New York filed electronically as Exhibit (g)(6) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is filed electronically herewith.

(g)(7) Second Amendment to the Custodian Agreement of May 13, 1999, made as of June 7, 2001 between American Express Trust Company and The Bank of
        New York filed electronically as Exhibit (g)(7) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is filed electronically herewith.

(g)(8) Amendment to the Custodian Agreement of May 13, 1999, made as of January 31, 2001 between American Express Trust Company and The Bank of
        New York filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is filed electronically herewith.

(h)(1) Administrative Services Agreement between Registrant, on behalf of IDS Blue Chip Advantage Fund, and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 19, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 17 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(3) Administrative Services Agreement between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(h)(4) License Agreement between Registrant, on behalf of IDS Small Company Index Fund, and American Express Financial Corporation, dated August 1, 1996, filed electronically as Exhibit 9(c) to Post-Effective Amendment No. 16 to Registration Statement No. 33-30770, is incorporated by reference.

(h)(5) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(6) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(7) Transfer Agency Agreement, dated Feb. 1, 1999, between Registrant, on behalf of AXP Blue Chip Advantage Fund and AXP Small Company Index Fund, and American Express Client Service Corporation is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 21 filed on or about March 19, 1999.

(h)(8) Transfer Agency Agreement, between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Client Service Corporation, dated September 9, 1999, is incorporated by reference to Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(h)(9) Transfer Agency Agreement, dated March 9, 2000, between Registrant, on behalf of AXP Blue Chip Advantage Fund and American Express Client Service Corporation, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 33-30770 on or about June 26, 2000 is incorporated by reference.

(h)(10) Transfer Agency Agreement, dated May 10, 2001, between Registrant, on behalf of AXP Blue Chip Advantage Fund, AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund, AXP Small Company Index Fund, and AXP Total Stock Market Index Fund, and American Express Client Service Corporation filed as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-30770, filed on or about March 27, 2002, is filed electronically herewith.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)     Independent Auditor's Consent is filed electronically herewith.

(k)     Omitted Financial Statements: None.

(l) Agreement made in consideration for providing initial capital between Registrant and IDS Financial Corporation filed as Exhibit 13 on March 1, 1990 to Pre-Effective Amendment No. 4 to Registration Statement No. 33-30770 is incorporated by reference.

(m)(1) Plan and Agreement of Distribution, dated July 1, 1999, between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc., Post-Effective Amendment No. 36 to Registration Statement File No. 2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution for AXP Blue Chip Advantage Fund and AXP Small Company Index Fund differs from the one incorporated by reference only by the fact that the Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant, on behalf of AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, and American Express Financial Advisors Inc., dated September 9, 1999, is incorporated by reference to Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(m)(3) Plan and Agreement of Distribution for Class C shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n)(1) Rule 18f-3 Plan for AXP Small Company Index Fund, dated April 1999, is incorporated by reference to Exhibit (o) to IDS Precious Metals Fund, Inc., Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 24, 1999.

(n)(2) Rule 18f-3 Plan for AXP International Equity Index Fund, AXP Mid Cap Index Fund, AXP Nasdaq 100 Index Fund, AXP S&P 500 Index Fund and AXP Total Stock Market Index Fund, dated September 1999, is incorporated by reference to Exhibit (o)(2) to Registrant's Post-Effective Amendment No. 23 filed on or about Oct. 14, 1999.

(n)(3) Rule 18f-3, dated March 2000, for AXP Blue Chip Advantage Fund is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)     Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 by Registrant is incorporated by reference to Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 24 filed on or about March 31, 2000.

(p)(2) Code of Ethics adopted under Rule 17j-1 by Registrant's investment advisor and principal underwriter is incorporated by reference to as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 24 filed on or about March 31, 2000.

(p)(3)  Code of Ethics  adopted  under  Rule 17j-1 by AXP  International  Equity
        Index  Fund's   subadvisor   State   Street   Global   Advisors, dated
        July 2000 filed as Exhibit (p)(3) to Registrant's Post-Effective Amendment No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, is filed electronically herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------
         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.



Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address                 Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial   70100 AXP Financial Center   Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Variable       Assurance Company            P.O. Box 5555
Annuities                                                    Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Director and Chairman of the Board
                                Insurance Company            Minneapolis, MN  55474

                                American Express Financial   70100 AXP Financial Center   Vice President - Annuities
                                Advisors Inc.                Minneapolis, MN  55474

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company   70100 AXP Financial Center   Director and Executive Vice President -
                                                             Minneapolis, MN  55474       Assured Assets

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director, Chairman of the Board,
                                                                                          President and Chief Executive
                                                                                          Officer

                                IDS Life Variable Annuity                                 Manager, Chairman of the Board,
                                Funds A & B                                               President and Chief Executive Officer

Ward D. Armstrong               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Retirement Services
Retirement Services

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker                   American Express Financial   70100 AXP Financial Center   Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                Minneapolis, MN  55474       Sponsor Services
Services

                                American Express Trust                                    Senior Vice President
                                Company

Dudley Barksdale                American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55474       Development
Development

Joseph M. Barsky III            American Express Financial   70100 AXP Financial Center   Vice President - Mutual
Vice President - Mutual Fund    Advisors Inc.                Minneapolis, MN 55474        Fund Equities
Equities


Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director and President
Vice President - Risk           Assurance Company            P.O. Box 5555
Management Products                                          Albany, NY  12205-0555

                                American Express Financial   70100 AXP Financial Center   Vice President - Risk
                                Advisors Inc.                Minneapolis, MN  55474       Management Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Indiana Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Oregon Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company   70100 AXP Financial Center   Director and President
                                                             Minneapolis, MN  55474

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Manager
                                Funds A & B                  Minneapolis, MN  55474

Walter S. Berman                American Express Financial   70100 AXP Financial Center   Director, Senior Vice President
Director, Senior Vice President Advisors Inc.                Minneapolis, MN  55474       and Chief Financial Officer
and Chief Financial Officer

Douglas W. Brewers              American Express Financial   70100 AXP Financial Center   Vice President - Sales
Vice President - Sales Support  Advisors Inc.                Minneapolis, MN  55474       Support

Mike Burton                     American Express Financial   70100 AXP Financial Center   Vice President - Compliance
Vice President - Compliance     Advisors Inc.                Minneapolis, MN  55474

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company       70100 AXP Financial Center   Director, President and Chief
Vice President and General                                   Minneapolis, MN 55474        Executive Officer
Manager - IDS Property
Casualty                        American Express Financial   70100 AXP Financial Center   Vice President and General
                                Advisors Inc.                Minneapolis, MN  55474       Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly                American Express Financial   70100 AXP Financial Center   Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                Minneapolis, MN  55474       Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial   70100 AXP Financial Center   Director, Chairman, President and
Director, Chairman of           Advisors Inc.                Minneapolis, MN  55474       Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55474       Assistant General Counsel
General Counsel
                                American Express Financial                                Executive Representative
                                Advisors Japan Inc.

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Communications
Communications

Gordon M. Fines                 American Express Asset       70100 AXP Financial Center   Senior Vice President and
Vice President - Mutual Fund    Management Group Inc.        Minneapolis, MN 55474        Chief Investment Officer
Equity Investments

                                American Express Financial   70100 AXP Financial Center   Vice President - Mutual
                                Advisors Inc.                Minneapolis, MN  55474       Fund Equity Investments

Peter A. Gallus                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors Inc.                Minneapolis, MN  55474       Investment Administration
Administration
                                American Express Financial   70100 AXP Financial Center   Vice President and Chief
                                Advisors Japan Inc.          Minneapolis, MN  55474       Financial Officer

                                IDS Capital Holdings, Inc.                                Vice President and Controller

Derek M. Gledhill               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Integrated     Advisors Inc.                Minneapolis, MN  55474       Integrated Financial
Financial Services Field                                                                  Services Field
Implementation                                                                            Implementation

Teresa A. Hanratty              American Express Financial   70100 AXP Financial Center   Senior Vice
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       President - Field Management
Field Management

Lorraine R. Hart                AMEX Assurance Company       70100 AXP Financial Center   Vice President -
Vice President - Insurance                                   Minneapolis, MN 55474        Investments
Investments

                                American Centurion Life      20 Madison Ave. Extension    Vice President
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President
                                Insurance Company            Minneapolis, MN  55474

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express Financial   70100 AXP Financial Center   Vice President - Insurance
                                Advisors Inc.                Minneapolis, MN  55474       Investments

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President

                                American Express Certificate                              Vice President - Investments
                                Company

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President - Investments
                                                             Minneapolis, MN  55474

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Vice President - Investments
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President - Investments
                                Funds A and B                Minneapolis, MN  55474

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

Janis K. Heaney                 American Express Financial   70100 AXP Financial Center   Vice President - Incentive
Vice President - Incentive      Advisors Inc.                Minneapolis, MN  55474       Management
Management

Brian M. Heath                  American Express Financial   70100 AXP Financial Center   Senior Vice President and
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474       General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Express Financial   70100 AXP Financial Center   Vice President - Third
                                Advisors Inc.                Minneapolis, MN  55474       Party Distribution


                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Darryl G. Horsman               American Express Trust       70100 AXP Financial Center   Director, President and Chief
Vice President - Product        Company                      Minneapolis, MN 55474        Executive Officer
Development and Technology,
American Express Retirement     American Express Asset                                    Vice President
Services                        Management International
                                Inc.

Claire Huang                    American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55474       Relationship Leader
Leader

James M. Jensen                 American Express Financial   70100 AXP Financial Center   Vice President - Advice
Vice President - Advice and     Advisors Inc.                Minneapolis, MN  55474       and Retail Distribution
Retail Distribution Group,                                                                Group, Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Greg Johnson                    American Express Financial   70100 AXP Financial Center   Vice President - Advisory
Vice President - Advisory       Advisors Inc.                Minneapolis, MN  55474       Planning and Analysis
Planning and Analysis

Nancy E. Jones                  American Express Financial   70100 AXP Financial Center   Vice President - Business
Vice President - Business       Advisors Inc.                Minneapolis, MN  55474       Development
Development

                                American Express Service                                  Vice President - Business
                                Corporation                                               Development

John C. Junek                   American Express Financial   70100 AXP Financial Center   Senior Vice President and
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474       General Counsel
and General Counsel
                                American Express Financial   70100 AXP Financial Center   Vice President
                                Advisors Japan Inc.          Minneapolis, MN  55474

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Real Estate                                           Vice President
                                Services, Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial   70100 AXP Financial Center   Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN  55474       Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

John M. Knight                  American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors                     Minneapolis, MN  55474       Investment Accounting
Accounting

Claire Kolmodin                 American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55474       Quality
Quality

Bruce G. Lamo                   American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Institutional Products
Institutional Products

Lori J. Larson                  American Express Financial   70100 AXP Financial Center   Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                Minneapolis, MN  55474       and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial   70100 AXP Financial Center   Vice President and Chief
Vice President and Chief        Advisors Inc.                Minneapolis, MN  55474       U.S. Economist
U.S. Economist

David C. Laurent                American Express Financial   70100 AXP Financial Center   Vice President - Compliance
Vice President - Compliance     Advisors Inc.                Minneapolis, MN  55474       Shared Services
Shared Services

Jane W. Lee                     American Express Financial   70100 AXP Financial Center   Vice President - New
Vice President - New Business   Advisors Inc.                Minneapolis, MN  55474       Business Development and
Development and Marketing                                                                 Marketing

Steve Lobo                      American Express Financial   70100 AXP Financial Center   Vice President - Investment
Vice President - Investment     Advisors Inc.                Minneapolis, MN  55474       Risk Products
Risk Management
                                Advisory Capital             70100 AXP Financial Center   Vice President and Treasurer
                                Partners LLC                 Minneapolis, MN  55474

                                Advisory Capital Strategies  70100 AXP Financial Center   Vice President and Treasurer
                                Group Inc.                   Minneapolis, MN  55474

Diane D. Lyngstad               American Express Financial   70100 AXP Financial Center   Vice President - Lead
Vice President - Lead           Advisors Inc.                Minneapolis, MN  55474       Financial Officer,
Financial Officer,                                                                        U.S. Retail
U.S. Retail

Tom Mahowald                    American Express Financial   70100 AXP Financial Center   Vice President and Director of
Vice President and Director of  Advisors Inc.                Minneapolis, MN  55474       Equity Research
Equity Research

Timothy J. Masek                American Express Financial   70100 AXP Financial Center   Vice President and Director
Vice President and Director     Advisors Inc.                Minneapolis, MN  55474       of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial   70100 AXP Financial Center   Vice President - Business
Vice President - Business       Advisors Inc.                Minneapolis, MN  55474       Transformation
Transformation

Sarah M. McKenzie               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Wrap and Trust Products
Wrap and Trust Products
                                American Express Personal                                 Director
                                Trust Services, FSB

Paula R. Meyer                  American Express Financial   70100 AXP Financial Center   Vice President - Mutual
Vice President - Mutual Funds   Advisors Inc.                Minneapolis, MN  55474       Funds

                                American Express Certificate                              Director, President and Chief
                                Company                                                   Executive Officer

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client      70100 AXP Financial Center   Director, Chairman, President
Executive Vice President -      Service Corporation          Minneapolis, MN 55474        and Chief Executive Officer
U.S. Retail Group
                                American Express Financial   70100 AXP Financial Center   Executive Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       U.S. Retail Group

                                IDS Life Insurance Company   70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

Francois B. Odouard             American Express Financial   70100 AXP Financial Center   Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55474



Michael J. O'Keefe              American Express Financial   70100 AXP Financial Center   Vice President - Advisory
Vice President - Advisory       Advisors Inc.                Minneapolis, MN  55474       Business Systems
Business Systems

Carla P. Pavone                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Product        Advisors Inc.                Minneapolis, MN  55474       Business Development
Business Development

Kris Petersen                   American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Non-proprietary Products
Non-proprietary Products

                                IDS Cable Corporation                                     Director, President and Chief
                                                                                          Executive Officer

                                IDS Cable II Corporation                                  Director, President and Chief
                                                                                          Executive Officer

                                IDS Futures Corporation                                   Director and President

                                IDS Management Corporation                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Partnership Services                                  Director, President and Chief
                                Corporation                                               Executive Officer

                                IDS Realty Corporation                                    Director, President and Chief
                                                                                          Executive Officer

Ronald W. Powell                American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55474       Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

Teresa J. Rasmussen             American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55474        Assistant General Counsel
General Counsel
                                American Enterprise Life     829 AXP Financial Center     Director, Vice President, General
                                Insurance Company            Minneapolis, MN 55474        Counsel and Secretary

                                American Express Corporation 70100 AXP Financial Center   Director, Vice President and Secretary
                                                             Minneapolis, MN 55474

                                American Partners Life       70100 AXP Financial Center   Director, Vice President, General
                                Insurance Company            Minneapolis, MN 55474        Counsel and Secretary

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President and General Counsel
                                                             Minneapolis, MN 55474

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   General Counsel and Assistant Secretary
                                                             Minneapolis, MN 55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   General Counsel and Assistant Secretary
                                Funds A & B                  Minneapolis, MN 55474

ReBecca K. Roloff               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital             70100 AXP Financial Center   Director
Senior Vice President -         Strategies Group Inc.        Minneapolis, MN 55474
Institutional
Group                           American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       Institutional

                                American Express Trust                                    Director
                                Company

Erven A. Samsel                 American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management
Field Management
                                American Express Insurance                                Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

Theresa M. Sapp                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55474       Relationship Leader
Leader

Andy Schell                     American Express Financial   70100 AXP Financial Center   Vice President - Client
Vice President - Client         Advisors Inc.                Minneapolis, MN  55474       Development and Migration
Development and Migration

Judy P. Skoglund                American Express Financial   70100 AXP Financial Center   Vice President - Quality
Vice President - Quality and    Advisors Inc.                Minneapolis, MN  55474       and Service Support
Service Support

Dave Smith                      American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Advisor Group Compliance
Advisor Group Compliance

Bridget Sperl                   American Enterprise                                       Director
Senior Vice President -         Investment Services Inc.
Client Service
                                American Express Client      70100 AXP Financial Center   Vice President
                                Service Corporation          Minneapolis, MN 55474


                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

                                Public Employee Payment                                   Director, President and Chief
                                Company                                                   Executive Officer

Lisa A. Steffes                 American Express Financial   70100 AXP Financial Center   Vice President - Marketing
Vice President - Marketing      Advisors Inc.                Minneapolis, MN  55474       Offer Development
Offer Development

                                AMEX Assurance Company       70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

James J. Strauss                American Express Financial   70100 AXP Financial Center   Vice President and General
Vice President and General      Advisors Inc.                Minneapolis, MN  55474       Auditor
Auditor

Jeffrey J. Stremcha             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Information    Advisors Inc.                Minneapolis, MN  55474       Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial   70100 AXP Financial Center   Vice President - Lead
Vice President - Lead           Advisors Inc.                Minneapolis, MN  55474       Financial Officer, Products
Financial Officer, Products

John R. Thomas                  American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Information and Technology
Information and Technology

William F. Truscott             American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Chief Investment Officer
Chief Investment Officer
                                Advisory Capital Strategies                               Director
                                Group Inc.

                                IDS Capital Holdings Inc.                                 Director, President

Beth E. Weimer                  American Express Financial   70100 AXP Financial Center   Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.                Minneapolis, MN  55474

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Michael D. Wolf                 American Express Asset       70100 AXP Financial Center   Executive Vice President
Vice President - Senior         Management Group Inc.        Minneapolis, MN 55474        and Senior Portfolio
Portfolio Manager                                                                         Manager

                                American Express Financial   70100 AXP Financial Center   Vice President - Senior
                                Advisors Inc.                Minneapolis, MN  55474       Portfolio Manager

Michael R. Woodward             American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President
Vice President                  Advisors Inc.

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services                                       Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client      70100 AXP Financial Center   Vice President and
                                Service Corporation          Minneapolis, MN  55474       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial   70100 AXP Financial Center   Vice President and
                                Advisors Inc.                Minneapolis, MN  55474       Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Indiana Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President, Treasurer
                                                             Minneapolis, MN  55474       and Assistant Secretary


                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Vice President and
                                                             Minneapolis, MN  55474       Treasurer

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President and
                                Funds A & B                  Minneapolis, MN  55474       Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer


Item 27. Principal Underwriters.

(a)      American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund,
         Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth
         Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series,
         Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP
         New Dimensions Fund, Inc.; AXP Partners Series, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive
         Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP
         Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income
         Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust;
         American Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address                               Underwriter

         Ruediger Adolf                                 Senior Vice President                  None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Gumer C. Alvero                                Vice President -                       None
         70100 AXP Financial Center                     Annuities
         Minneapolis, MN  55474

         Ward D. Armstrong                              Senior Vice President -                None
         70100 AXP Financial Center                     Retirement Services
         Minneapolis, MN  55474

         John M. Baker                                  Vice President - Plan                  None
         70100 AXP Financial Center                     Sponsor Services
         Minneapolis, MN  55474

         Dudley Barksdale                               Vice President - Service               None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         Joseph M. Barsky III                           Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equities
         Minneapolis, MN  55474

         Timothy V. Bechtold                            Vice President - Risk                  None
         70100 AXP Financial Center                     Management Products
         Minneapolis, MN  55474

         Walter S. Berman                               Director, Senior Vice President -      None
         70100 AXP Financial Center                     and Chief Financial Officer
         Minneapolis, MN  55474

         Brent L. Bisson                                Group Vice President -                 None
         Suite 900, E. Westside Twr                     Los Angeles Metro
         11835 West Olympic Blvd.
         Los Angeles, CA  90064

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      San Francisco Bay Area
         Suite 200
         Walnut Creek, CA  94596

         Charles R. Branch                              Group Vice President -                 None
         Suite 200                                      Northwest
         West 111 North River Dr.
         Spokane, WA  99201

         Douglas W. Brewers                             Vice President - Sales                 None
         70100 AXP Financial Center                     Support
         Minneapolis, MN  55474

         Mike Burton                                    Vice President - Compliance            None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
         70100 AXP Financial Center                     Leader Retail Distribution Services
         Minneapolis, MN  55474

         Henry J. Cormier                               Group Vice President -                 None
         Commerce Center One                            Connecticut
         333 East River Drive
         East Hartford, CT  06108

         James M. Cracchiolo                            Director, Chairman, President and      None
         70100 AXP Financial Center                     Chief Executive Officer
         Minneapolis, MN  55474

         Kevin F. Crowe                                 Group Vice President -                 None
         Suite 312                                      Carolinas/Eastern Georgia
         7300 Carmel Executive Pk
         Charlotte, NC  28226

         Colleen Curran                                 Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Luz Maria Davis                                Vice President -                       None
         70100 AXP Financial Center                     Communications
         Minneapolis, MN  55474

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington/Baltimore
         Pike
         Vienna, VA  22182

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         Douglas K. Dunning                             Vice President - Assured               None
         70100 AXP Financial Center                     Assets Product
         Minneapolis, MN  55474                         Development and
                                                        Management

         James P. Egge                                  Group Vice President -                 None
         4305 South Louise,                             Western Iowa, Nebraska,
         Suite 202                                      Dakotas
         Sioux Falls, SD  57103

         Gordon M. Fines                                Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equity Investments
         Minneapolis, MN  55474

         Judy Forker                                    Vice President - Relationship          None
         70100 AXP Financial Center                     Leader Investments
         Minneapolis, MN  55474

         William P. Fritz                               Group Vice President - Gateway         None
         12323 Olive Blvd/Westview Place #200
         Creve Couer, MO  63141

         Peter A. Gallus                                Vice President -                       None
         70100 AXP Financial Center                     Investment
         Minneapolis, MN  55474                         Administration

         Derek M. Gledhill                              Vice President -                       None
         70100 AXP Financial Center                     Integrated Financial
         Minneapolis, MN  55474                         Services Field
                                                        Implementation

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
         70100 AXP Financial Center                     Insurance Investments
         Minneapolis, MN  55474

         Janis K. Heaney                                Vice President -                       None
         70100 AXP Financial Center                     Incentive Management
         Minneapolis, MN  55474

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Rhode Island/Central -
         Auburn, MA  01501                              Western Massachusetts

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Tennessee Valley
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
         70100 AXP Financial Center                     Party Distribution
         Minneapolis, MN  55474

         Claire Huang                                   Senior Vice President - Retail         None
         70100 AXP Financial Center                     Marketing
         Minneapolis, MN  55474

         Debra A. Hutchinson                            Vice President -                       None
         70100 AXP Financial Center                     Relationship Leader
         Minneapolis, MN  55474

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Kansas/Oklahoma
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         70100 AXP Financial Center                     Cleveland Metro
         Minneapolis, MN  55474

         James M. Jensen                                Vice President -                       None
         70100 AXP Financial Center                     Advice and
         Minneapolis, MN  55474                         Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Greg Johnson                                   Vice President - Advisory Planning     None
         70100 AXP Financial Center                     Anaylsis
         Minneapolis, MN  55474

         Nancy E. Jones                                 Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         John C. Junek                                  Senior Vice President,                 None
         70100 AXP Financial Center                     General Counsel
         Minneapolis, MN  55474

         Ora J. Kaine                                   Vice President -                       None
         70100 AXP Financial Center                     Retail Distribution Services
         Minneapolis, MN  55474                         and Chief of Staff

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         John M. Knight                                 Vice President -                       Treasurer
         70100 AXP Financial Center                     Investment Accounting
         Minneapolis, MN  55474

         Claire Kolmodin                                Vice President - Service               None
         70100 AXP Financial Center                     Quality
         Minneapolis, MN  55474

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Bruce G. Lamo                                  Vice President -                       None
         70100 AXP Financial Center                     Institutional Products
         Minneapolis, MN  55474

         Lori J. Larson                                 Vice President -                       None
         70100 AXP Financial Center                     Brokerage and Direct
         Minneapolis, MN  55474                         Services

         Daniel E. Laufenberg                           Vice President and Chief               None
         70100 AXP Financial Center                     U.S. Economist
         Minneapolis, MN  55474

         David C. Laurent                               Vice President - Compliance            None
         70100 AXP Financial Center                     Shared Services
         Minneapolis, MN  55474

         Jane W. Lee                                    Vice President - New                   None
         70100 AXP Financial Center                     Business Development and
         Minneapolis, MN  55474                         Marketing

         Steve Lobo                                     Vice President - Investment            None
         70100 AXP Financial Center                     Risk Management
         Minneapolis, MN  55474

         Diane D. Lyngstad                              Vice President - Lead Financial        None
         70100 AXP Financial Center                     Officer, U.S. Retail
         Minneapolis, MN  55474

         Tom Mahowald                                   Vice President and Director of         None
         70100 AXP Financial Center                     Equity Research
         Minneapolis, MN  55474

         Timothy J. Masek                               Vice President and                     None
         70100 AXP Financial Center                     Director of Fixed Income
         Minneapolis, MN  55474                         Research

         Penny Mazal                                    Vice President - Business              None
         70100 AXP Financial Center                     Transformation
         Minneapolis, MN  55474

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
         70100 AXP Financial Center                     Products
         Minneapolis, MN  55474

         Paula R. Meyer                                 Vice President - Mutual                None
         70100 AXP Financial Center                     Funds
         Minneapolis, MN  55474

         Barry J. Murphy                                Executive Vice President -             None
         70100 AXP Financial Center                     U.S. Retail Group
         Minneapolis, MN  55474

         Scott M. Nelson                                Vice President -                       None
         70100 AXP Financial Center                     Alternative Investments
         Minneapolis, MN  55474

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Francois B. Odouard                            Vice President                         None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Michael J. O'Keefe                             Vice President -                       None
         70100 AXP Financial Center                     Advisory Business Systems
         Minneapolis, MN  55474

         Carla P. Pavone                                Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         Kris Petersen                                  Vice President -                       None
         70100 AXP Financial Center                     Non-proprietary Products
         Minneapolis, MN  55474

         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               Philadelphia Metro and
         100 Front Street 8th Fl                        Northern New England
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Teresa J. Rasmussen                            Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Southern Texas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -                None
         70100 AXP Financial Center                     Field Management and
         Minneapolis, MN  55474                         Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Vice President
         70100 AXP Financial Center                     Institutional
         Minneapolis, MN  55474

         Max G. Roth                                    Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
         70100 AXP Financial Center                     Central
         Minneapolis, MN  55474                         California/Western Nevada

         Erven A. Samsel                                Senior Vice President -                None
         45 Braintree Hill Park                         Field Management
         Suite 402
         Braintree, MA  02184

         Theresa M. Sapp                                Vice President -                       None
         70100 AXP Financial Center                     Relationship Leader
         Minneapolis, MN  55474

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andy Schell                                    Vice President - Client Development    None
         70100 AXP Financial Center                     and Migration
         Minneapolis, MN  55474

         William G. Scholz                              Group Vice President -                 None
         Suite 205                                      Arizona/Las Vegas
         7333 E. Doubletree Ranch
         Rd.
         Scottsdale AZ.  85258

         Judy P. Skoglund                               Vice President - Quality               None
         70100 AXP Financial Center                     and Service Support
         Minneapolis, MN  55474

         Dave Smith                                     Vice President - U.S. Advisor          None
         70100 AXP Financial Center                     Group Compliance
         Minneapolis, MN  55474

         Bridget Sperl                                  Senior Vice President -                None
         70100 AXP Financial Center                     Client Service
         Minneapolis, MN  55474

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
         70100 AXP Financial Center                     Marketing Offer
         Minneapolis, MN  55474                         Development

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Outstate Minnesota
         9900 East Bren Rd.                             Area/North Dakota/
         Minnetonka, MN  55343                          Western Wisconsin

         James J. Strauss                               Vice President and                     None
         70100 AXP Financial Center                     General Auditor
         Minneapolis, MN  55474

         Jeffrey J. Stremcha                            Vice President -                       None
         70100 AXP Financial Center                     Information Resource
         Minneapolis, MN  55474                         Management/ISD

         Barbara Stroup Stewart                         Vice President - Channel               None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         John T. Sweeney                                Vice President - Lead Financial        None
         70100 AXP Financial Center                     Officer, Products
         Minneapolis, MN  55474

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Orlando/Jacksonville
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Seattle/Tacoma/Hawaii
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                                 Senior Vice President -                Board Member
         70100 AXP Financial Center                     Information and                        and President
         Minneapolis, MN  55474                         Technology

         William F. Truscott                            Senior Vice President -                Board Member and
         70100 AXP Financial Center                     Chief Investment Officer               Vice President
         Minneapolis, MN  55474

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Group Vice President -                 None
         Suite 180                                      Atlanta/Birmingham
         1200 Ashwood Parkway
         Atlanta, GA  30338

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Greater Pennsylvania
         Suite 200
         Camp Hill, PA  17011

         Beth E. Weimer                                 Chief Compliance Officer               None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         William J. Williams                            Group Vice President -                 None
         70100 AXP Financial Center                     Twin Cities Metro
         Minneapolis, MN  55474

         Michael D. Wolf                                Vice President - Senior                None
         70100 AXP Financial Center                     Portfolio Manager
         Minneapolis, MN  55474

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President                         None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         David L. Yowan                                 Vice President and                     None
         American Express Company                       Treasurer
         New York

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Gulf States
         Metairie, LA  70001


Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Market Advantage Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of March, 2002.


AXP MARKET ADVANTAGE SERIES, INC.



by /s/ Arne H. Carlson**
   ---------------------
       Arne H. Carlson, Chief Executive Officer



by
   /s/ Steven A. Turbenson
   ------------------
       Steven A. Turbenson
       Assistant Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of March, 2002.

Signatures                                           Capacity

/s/  H. Brewster Atwater, Jr.*                       Director
------------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the board
------------------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
------------------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                              Director
------------------------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                    Director
------------------------------------
     Ira D. Hall

/s/  David R. Hubers*                                Director
------------------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
------------------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
------------------------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
------------------------------------
     Stephen R. Lewis, Jr.

Signatures                                           Capacity

/s/  William R. Pearce*                              Director
------------------------------------
     William R. Pearce

/s/  Alan K. Simpson*                                Director
------------------------------------
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
------------------------------------
     John R. Thomas

/s/  William F. Truscott*                            Director
------------------------------------
     William F. Truscott

/s/  C. Angus Wurtele*                               Director
------------------------------------
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 27, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 27, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 27 TO REGISTRATION STATEMENT NO. 33-30770


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

        Prospectuses for:
             AXP Blue Chip  Advantage Fund
             AXP S&P 500  Index  Fund
             AXP Mid Cap Index  Fund
             AXP Total  Stock Market  Index  Fund
             AXP International  Equity  Index Fund
             AXP Nasdaq 100 Index Fund
             AXP Small Company Index Fund

Part B.

        Statements of Additional  Information and Financial Statements for:
             AXP Blue Chip  Advantage Fund
             AXP S&P 500  Index  Fund
             AXP Mid Cap Index  Fund
             AXP Total  Stock Market  Index  Fund
             AXP International  Equity  Index Fund
             AXP Nasdaq 100 Index Fund
             AXP Small Company Index Fund

Part C.

        Other information.

        Exhibits.

The signatures.